                                                                                                EXECUTION COPY

                                       PHH MORTGAGE TRUST, SERIES 2008-CIM2,
                                                      Issuer

                               CREDIT SUISSE FIRST BOSTON MORTGAGE ACCEPTANCE CORP.,
                                                     Depositor

                                          CHIMERA INVESTMENT CORPORATION,
                                                      Seller

                                              WELLS FARGO BANK, N.A.,
                                   Master Servicer and Securities Administrator

                                                        and

                                       HSBC BANK USA, NATIONAL ASSOCIATION,
                                                 Indenture Trustee

                                           SALE AND SERVICING AGREEMENT

                                             Dated as of July 1, 2008

                                        __________________________________

                                       PHH Mortgage Trust, Series 2008-CIM2
                                      Mortgage-Backed Notes, Series 2008-CIM2

            Section 2.07.           Representations and Warranties of the Depositor with Respect to

            Section 3.08.           Documents, Records and Funds in Possession of Master Servicer To Be

            Section 3.12.           Indenture Trustee to Retain Possession of Certain Insurance Policies

                                                     i

            Section 3.29.           Merger or Consolidation of the Master Servicer..............................78
            Section 3.30.           Indemnification of the Seller, the Indenture Trustee, the Owner

            Section 8.02.           Certain Matters Affecting the Indenture Trustee and the Securities
                                    Administrator..............................................................109
            Section 8.03.           Indenture Trustee and the Securities Administrator Not Liable for
                                    Securities, Mortgage Loans or Additional Collateral........................111

                                                     ii

            Section 8.04.           Owner Trustee, Master Servicer and Securities Administrator May Own
                                    Notes......................................................................112
            Section 8.05.           Indenture Trustee's, Custodian's, Owner Trustee's and Securities
                                    Administrator's Fees and Expenses..........................................112
            Section 8.06.           Eligibility Requirements for Indenture Trustee and Securities
                                    Administrator..............................................................113
            Section 8.07.           Resignation or Removal of the Indenture Trustee or the Securities
                                    Administrator..............................................................113
            Section 8.08.           Successor Securities Administrator.........................................115
            Section 8.09.           Merger or Consolidation of Indenture Trustee or Securities

Exhibit A.........Reserved

Exhibit B.........Reserved

Exhibit C.........Reserved

Exhibit D.........Reserved

Exhibit E.........Reserved
                                                     iii

Exhibit F.........Servicing Criteria

Exhibit G.........Additional Form 10-D Disclosure

Exhibit H.........Additional Form 10-K Disclosure

Exhibit I.........Form 8-K Disclosure Information

Exhibit J.........Form of Additional Disclosure Notification

Exhibit K.........Form of Back-up Certification

Exhibit L.........Loan Level Data Report

Exhibit M.........Qualified Appraisal Firms

Schedule I........Mortgage Loan Schedule

                                                     vi

         This  SALE AND  SERVICING  AGREEMENT,  dated as of July 1,  2008  (the  "Agreement"),  is by and among PHH
MORTGAGE  TRUST,  SERIES  2008-CIM2,  a Delaware  statutory  trust, as issuer (the  "Issuer"),  CHIMERA  INVESTMENT
CORPORATION,  a Maryland  corporation,  as seller (the "Seller"),  CREDIT SUISSE FIRST BOSTON  MORTGAGE  ACCEPTANCE
CORP.,  a Delaware  corporation,  as  depositor  (the  "Depositor"),  WELLS FARGO BANK,  N.A.,  a national  banking association,  as master  servicer (in such capacity,  the "Master  Servicer") and as securities  administrator  (in such capacity,  the  "Securities  Administrator"),  and HSBC BANK USA,  NATIONAL  ASSOCIATION,  a national  banking association, as indenture trustee (the "Indenture Trustee").

                                              PRELIMINARY STATEMENT:

         WHEREAS,  on or prior to the  Closing  Date the  Depositor  has  acquired  all of the  rights,  title  and interest of the Seller in and to certain  residential  mortgage loans identified in Schedule I hereto,  the related mortgages and other related  assets (the  "Mortgage  Loans"),  together with certain  contractual  rights under the
Mortgage Loan Flow  Purchase,  Sale & Servicing  Agreement  (the  "Purchase and Servicing  Agreement")  dated as of
December 14, 2007 among PHH Mortgage  Corporation,  Bishop's Gate Residential Mortgage Trust and Chimera Investment
Corporation  relating to the servicing of the Mortgage Loans  (collectively,  the "Contractual  Rights") and rights with respect to the enforcement of certain  representations and warranties made by PHH Mortgage  Corporation in the
Purchase and Servicing Agreement relating to the Mortgage Loans (the "Originator  Contractual  Rights"),  and on or
prior  to the  Closing  Date is the  owner  of the  Mortgage  Loans,  the  Contractual  Rights  and the  Originator
Contractual Rights being conveyed by the Depositor to the Issuer for inclusion in the Trust Estate;

         WHEREAS,  the Depositor has duly  authorized  the execution and delivery of this  Agreement to provide for the conveyance to the Issuer of the Mortgage Loans, the Contractual  Rights, the Originator  Contractual Rights and
certain other property  constituting  the Trust Estate,  and to provide for master  servicing of the Mortgage Loans by the Master Servicer;

         WHEREAS,  on the Closing Date, the Depositor will acquire the Notes and the Owner Trust  Certificates from the Issuer as  consideration  for its transfer to the Issuer of the Mortgage  Loans,  the Contractual  Rights,  the
Originator Contractual Rights and certain other property constituting the Trust Estate;

         WHEREAS,  pursuant to the Indenture,  the Issuer will pledge the Mortgage Loans,  the Contractual  Rights, the  Originator  Contractual  Rights and certain  other  property  constituting  the Trust Estate to the  Indenture
Trustee as security for the Notes;

         WHEREAS,  the Master Servicer shall be obligated under this Agreement,  among other things, to monitor the servicing of the Mortgage Loans by the Servicer on behalf of the Issuer as provided herein;

         WHEREAS,  the Issuer desires to have the Securities  Administrator  perform certain duties consistent with the terms of this Agreement; and

         WHEREAS,  the Securities  Administrator  has the capacity to provide the services  required  hereby and is willing to perform such services on the terms set forth herein.

                                                     1

         NOW,  THEREFORE,  in consideration of the mutual agreements herein contained,  the parties hereto agree as follows:

         The  following  table  sets  forth (or  describes)  the Group  designation,  the Class  designation,  Note
Interest Rate,  Initial Class Principal  Balance (or Class Notional  Amount) and the minimum  denomination for each
Class of Notes issued pursuant to the Indenture:

                                                                 Initial
          Class                                        Class Principal Balance or            Minimum
       Designation             Note Interest Rate         Class Notional Amount           Denominations
          1-A-1                   Variable(1)                 $   22,814,000.00                $25,000
          1-A-2                   Variable(1)                 $    1,425,000.00                $25,000
          2-A-1                   Variable(2)                 $   37,797,000.00                $25,000
          2-A-2                   Variable(2)                 $    2,360,000.00                $25,000
          3-A-1                   Variable(3)                 $   20,631,000.00                $25,000
          3-A-2                   Variable(3)                 $    1,288,000.00                $25,000
          4-A-1                      5.50%                    $    8,954,000.00                $25,000
          4-A-2                      5.50%                    $      566,000.00                $25,000
          5-A-1                      6.00%                    $   43,777,000.00                $25,000
          5-A-2                      6.00%                    $    2,752,000.00                $25,000
           A-X                    Variable(4)                 $   86,315,000.00(5)            $100,000
          4-A-X                   Variable(6)                 $   10,191,941.04(7)            $100,000
          5-A-X                   Variable(8)                 $   49,577,031.04(7)            $100,000
          A-PO                       N/A(9)                   $      402,357.52               $100,000
           B-1                    Variable(10)                $    4,157,000.00               $100,000
           B-2                    Variable(10)                $    1,436,000.00               $100,000
           B-3                    Variable(10)                $      604,000.00               $100,000
           B-4                    Variable(10)                $    1,209,000.00               $100,000
           B-5                    Variable(10)                $      303,000.00               $100,000
           B-6                    Variable(10)                $      680,003.46               $100,000
_______________

     (1) The Note  Interest  Rate with  respect to the Class 1-A-1 and Class 1-A-2 Notes on each Payment Date on or prior to the Payment Date in November  2012 will be a per annum rate equal to the lesser of (i) 4.75%  and
         (ii) the  related  Available  Funds  Rate.  The Note  Interest  Rate with  respect to the Class  1-A-1 and
         Class 1-A-2  Notes on each Payment Date on or after the Payment Date in December  2012 will be a per annum rate equal to the least of (i) One-Month LIBOR plus 2.25% and (ii) the related Available Funds Rate.

     (2) The Note  Interest  Rate with  respect to the Class 2-A-1 and Class 2-A-2 Notes on each Payment Date on or prior to the  Payment  Date in May 2015  will be a per  annum  rate  equal to the  lesser of (i) 5.05% and
         (ii) the  related  Available  Funds Rate.  The Note  Interest  Rate with  respect to the  Class 2-A-1  and
         Class 2-A-2  Notes on each Payment Date on or after the Payment Date in June 2015 will be a per annum rate equal to the least of (i) One-Month LIBOR plus 2.25% and (ii) the related Available Funds Rate.

     (3) The Note  Interest  Rate with  respect to the Class 3-A-1 and Class 3-A-2 Notes on each Payment Date on or prior to the  Payment  Date in April 2018 will be a per annum rate  equal to the lesser of  (i) 5.30%  and

                                                     2

         (ii) the  related  Available  Funds  Rate.  The Note  Interest  Rate with  respect to the Class  3-A-1 and
         Class 3-A-2  Notes on each  Payment Date on or after the Payment Date in May 2018 will be a per annum rate equal to the least of (i) One-Month LIBOR plus 2.25% and (ii) the related Available Funds Rate.

     (4) The Note  Interest  Rate with respect to the Class A-X Notes and any Payment Date will be a per annum rate equal to the excess,  if any, of (i) the weighted  average of the Available  Funds Rates for Loan Group 1,
         Loan Group 2 and Loan  Group 3,  weighted  based on the Class  Principal  Balances  of the  Offered  Notes
         related to such Loan Group,  immediately  prior to giving  effect to  distributions  on such Payment Date, over (ii) the  weighted  average of the Note  Interest  Rates on the  Offered  Notes  related to such Loan
         Group for such Payment  Date,  weighted  based on Class  Principal  Balance,  immediately  prior to giving effect to  distributions  on such  Payment  Date,  minus the product of (x) the sum of (1) the Senior Note
         Deferred  Amounts  for such  Payment  Date and (2) the Senior Note  Available  Funds  Shortfalls  for such
         Payment Date and (y) 12, divided by the Class A-X Notional Amount for such Payment Date.

     (5) The Class A-X Notes are  interest  only  notes and will not be  entitled  to  distributions  in respect of principal and will bear interest on the Class A-X Notional Amount.

     (6) The Note  Interest  Rate with  respect to the Class 4-A-X  Notes and any Payment  Date will be a per annum rate  equal to the  excess,  if any,  of (x) the Group 4 Net WAC Rate  (calculated  excluding  the Group 4
         Discount Loans) for such Payment Date over (y) 5.50%.

     (7) The  Class  4-A-X  Notes and  Class  5-A-X  Notes are  interest-only  notes  and will not be  entitled  to distributions  in respect of principal and will bear interest on the Class 4-A-X  Notional  Amount and the
         Class 5-A-X Notional Amount, respectively.

     (8) The Note  Interest  Rate with  respect to the Class 5-A-X  Notes and any Payment  Date will be a per annum rate  equal to the  excess,  if any,  of (x) the Group 5 Net WAC Rate  (calculated  excluding  the Group 5
         Discount Loans) for such Payment Date over (y) 6.00%.

     (9) The Class A-PO Notes are principal-only notes and are not entitled to any distributions of interest.

     (10)The Note Interest Rate with respect to each class of  Subordinate  Notes and any Payment Date will equal a per annum rate equal to (i) the sum of (a) the  product of (x) the  Available  Funds Rate for the Group 1,
         Mortgage Loans and (y) the Subordinate  Component  Balance relating to Loan Group 1 for that Payment Date,
         (b) the product of (x) the  Available  Funds Rate for the Group 2 Mortgage  Loans and (y) the  Subordinate
         Component  Balance  relating to Loan Group 2 for that Payment  Date,  (c) the product of (x) the Available
         Funds Rate for the Group 3 Mortgage  Loans and (y) the  Subordinate  Component  Balance  relating  to Loan
         Group 3 for that Payment Date,  (d) the  product of (x) 5.50%  and (y) the  Group 4 Subordinate  Component
         Balance  relating  to Loan Group 4 for that  Payment  Date and  (e) the  product of (x) 6.00% and  (y) the
         Group 5  Subordinate  Component  Balance  relating  to Loan  Group 5 for that  Payment  Date,  divided  by
         (ii) the aggregate Subordinate Component Balances for Loan Group 4 and Loan Group 5 for that Payment Date.

                                                     3

                                                     ARTICLE I

                                                    DEFINITIONS

         SECTION 1.01.  DEFINED TERMS.

         Whenever used in this Agreement or in the Preliminary Statement,  the following words and phrases,  unless the context otherwise requires, shall have the meanings specified in this Article.

         "10-K Filing Deadline":  As defined in Section 3.19(b).

         "1-Month  LIBOR":  The  average of  interbank  offered  rates for one month U.S.  dollar  deposits  in the
London market based on quotations of major banks.

         "1-Year LIBOR":  With respect to the Mortgage Loans,  the average of interbank  offered rates for one-year
U.S. dollar deposits in the London market based on quotations of major banks.

         "1-Year  LIBOR  Indexed":  Indicates a Mortgage Loan that has an  adjustable  Mortgage Rate  calculated on the basis of 1-Year LIBOR.

         "6-Month  LIBOR":  With  respect to the  Mortgage  Loans,  the  average  of  interbank  offered  rates for six-month U.S. dollar deposits in the London market based on quotations of major banks.

         "6-Month  LIBOR  Indexed":  Indicates a Mortgage Loan that has an adjustable  Mortgage Rate  calculated on the basis of 6-Month LIBOR.

         "Accepted  Master  Servicing  Practices":  With  respect  to  any  Mortgage  Loan,  as  applicable,  those customary  mortgage  servicing  practices of prudent mortgage  servicing  institutions that master service mortgage loans of the same type and quality as such Mortgage Loan in the jurisdiction  where the related Mortgaged  Property is located,  to the extent  applicable  to the  Indenture  Trustee (as  successor  Master  Servicer)  or the Master
Servicer (except in its capacity as the Servicer or as a successor to another Servicer).

         "Accrual  Period":  With respect to each  Payment  Date and each Class of Notes (other than the  Principal
Only  Notes),  the  calendar  month prior to the month of such  Payment  Date.  Interest  for such  Classes will be calculated based upon a 360-day year consisting of twelve 30-day months.

         "Additional  Collateral":  With  respect  to any  Additional  Collateral  Mortgage  Loan,  the  marketable securities or other assets subject to a security interest pursuant to the related pledge agreement.

         "Additional  Collateral  Mortgage  Loan":  Each  Mortgage  Loan  identified  as such in the Mortgage  Loan
Schedule and as to which Additional Collateral is then required to be provided as security therefor.

                                                     4

         "Additional Disclosure Notification":  As defined in Section 3.19(a).

         "Additional Form 10-D Disclosure":  As defined in Section 3.19(a).

         "Additional Form 10-K Disclosure":  As defined in Section 3.19(b).

         "Adjustment  Date":  With  respect  to each  Mortgage  Loan,  each  adjustment  date on which the  related
Mortgage Rate changes  pursuant to the related  Mortgage  Note.  The first  Adjustment  Date  following the Cut-Off
Date as to each Mortgage Loan is set forth in the Mortgage Loan Schedule.

         "Administration  Agreement":  The  Administration  Agreement  dated as of July 25,  2008 among the Issuer, the Owner Trustee, the Depositor, the Indenture Trustee and the Securities Administrator.

         "Administration  Fee":  With  respect to each  Mortgage  Loan and any Payment  Date,  will be equal to the product of one-twelfth of (x) the  Administration  Fee Rate for such Mortgage Loan multiplied by (y) the  Scheduled
Principal  Balance of that  Mortgage  Loan as of the first day of the related Due Period (or as of the Cut-Off Date with respect to the first Payment Date).

         "Administration  Fee Rate":  With respect to any Mortgage  Loan,  the sum of (i) the  Servicing  Fee Rate,
(ii) the Master Servicing Fee Rate and (iii) the Owner Trustee Fee Rate.

         "Advance":  As to any  Mortgage  Loan  or REO  Property,  any  advance  made  by the  Master  Servicer  as successor  servicer  (including the Indenture  Trustee in its capacity as successor  Master Servicer) in respect of any Payment Date pursuant to Section 5.05.

         "Affiliate":  With respect to any Person,  any other  Person  controlling,  controlled  by or under common control  with such Person.  For purposes of this  definition,  "control"  means the power to direct the  management and policies of a Person,  directly or indirectly,  whether through ownership of voting securities,  by contract or otherwise and "controlling" and "controlled" shall have meanings correlative to the foregoing.

         "Aggregate  Subordinate  Percentage":  For any  Payment  Date  and the  Mortgage  Loans,  will  equal  the percentage  equivalent  of a fraction,  the  numerator of which is the  aggregate  Class  Principal  Balance of the
Subordinate  Notes  immediately  prior to such Payment  Date and the  denominator  of which is aggregate  Scheduled
Principal Balance of the Mortgage Loans,  exclusive,  with respect to Loan Group 4, of the related Group 4 Discount
Fraction  of each  Group 4  Discount  Loan and,  with  respect  to Loan  Group 5, of the  related  Group 5 Discount
Fraction of each Group 5 Discount  Loan as of the first day of the  related  Due Period plus  amounts on deposit in the Reserve Fund.

         "Agreement":  This Sale and Servicing  Agreement,  dated as of July 1, 2008, as amended,  supplemented and otherwise modified from time to time.

         "Assignment":  As  to  any  Mortgage,  an  assignment  of  mortgage,  notice  of  transfer  or  equivalent instrument,  in recordable  form,  which is  sufficient,  under the laws of the  jurisdiction  in which the related
Mortgaged Property is located, to reflect or record the sale of such Mortgage.

                                                     5

         "Assignment  Agreement":  The Assignment,  Assumption and Recognition Agreement dated as of July 25, 2008, among the Seller, the Servicer and the Depositor, and acknowledged and agreed to by the Master Servicer.

         "Available  Funds Rate":  For any Payment Date, with respect to Loan Group 1,  Loan Group 2 and Loan Group
3, a rate per annum equal to a fraction,  expressed as a percentage,  (i) the  numerator of which is the product of
(A) 12 and  (B) the  total  amount of  interest  paid or  advanced  on the  Mortgage  Loans in such Loan Group with respect to the related Due Period,  net of related  Administration  Fees and (ii) the  denominator  of which is the sum of (A) the  aggregate  Class  Principal  Balance of the related  Senior Notes and (B) the  related  Subordinate
Component Balance (in each case, prior to giving effect to distributions on such Payment Date).

         "Available  Distribution  Amount":  With  respect to any Payment  Date and any Loan Group,  the sum of the
following amounts with respect to such Loan Group:

                  (1)      the total amount of all cash  received by or on behalf of the  Servicer  with respect to the  Mortgage  Loans in such  Loan  Group  during  the  related  Due  Period  (including
                           Liquidation Proceeds,  condemnation proceeds, Insurance Proceeds,  Subsequent Recoveries and proceeds  received in  connection  with the  repurchase  of a Mortgage  Loan in such
                           Loan Group), except:

                  •   all Monthly  Payments  collected on the  Mortgage  Loans in such Loan Group but due on a date after the related Due Date;

                  •   all partial  Principal  Prepayments  received with respect to the Mortgage Loans in such Loan
                      Group  after  the  related  Prepayment  Period,  together  with  all  interest  paid  by  the
                      Mortgagors in connection with such partial Principal Prepayments;

                  •   all Principal  Prepayments  in full received with respect to the Mortgage  Loans in such Loan
                      Group  after  the  related  Prepayment  Period,  together  with  all  interest  paid  by  the
                      Mortgagors in connection with such Principal Prepayments in full;

                  •   Liquidation Proceeds,  Insurance Proceeds,  condemnation proceeds,  Subsequent Recoveries and proceeds  received in  connection  with the  repurchase of a Mortgage Loan in such Loan Group received after the related Prepayment Period;

                                                     6

                  •   all  amounts  reimbursable  to the  Servicer  pursuant  to the  terms  of  the  Purchase  and
                      Servicing Agreement (including any Capitalization  Reimbursement  Amount, up to the Principal
                      Distribution Amount) or to the Master Servicer, the Securities  Administrator,  the Indenture
                      Trustee,  the Owner Trustee or the Custodian  pursuant to the terms of the Sale and Servicing
                      Agreement,  the  Indenture,  the Trust  Agreement  or the  Wells  Fargo  Custodial  Agreement
                      related to such Loan Group;

                  •   reinvestment  income  on  the  balance  of  funds,  if  any,  in  the  Custodial  Account  or
                      Distribution Account related to such Loan Group; and

                  •   any fees payable to the Servicer and the Master  Servicer with respect to the Mortgage  Loans in such Loan Group.

                  (2)      all Advances  made by the  Servicer  and/or the Master  Servicer as  successor  servicer with respect to the Mortgage Loans in such Loan Group for that Payment Date;

                  (3)      any amounts paid as  Compensating  Interest on the Mortgage  Loans in such Loan Group by the Servicer and/or the Master Servicer for that Payment Date;

                  (4)      the  total  amount  of any  cash  related  to the  Mortgage  Loans  in such  Loan  Group deposited  in  the  Distribution  Account  in  connection  with  the  repurchase  of any
                           Mortgage Loan in such Loan Group; and

                  (5)      the  total  amount  of any  cash  related  to the  Mortgage  Loans  in such  Loan  Group deposited in the  Distribution  Account in connection  with the optional  termination of the Trust Estate pursuant to Section 10.01 hereof related to such Loan Group.

         "Back-Up Certification":  As defined in Section 3.18.

         "Book-Entry Notes":  As defined in the Indenture.

         "Business  Day":  Any day other than a Saturday,  a Sunday,  a day on which the New York Stock Exchange or
Federal Reserve Banks are closed or a day on which banking or savings  institutions  in the State of Maryland,  the
State of  Minnesota,  the State of New York,  teh State of New Jersey or in the city in which the  Corporate  Trust
Office of the Indenture Trustee is located are authorized or obligated by law or executive order to be closed.

         "Capitalization  Reimbursement  Amount":  For any  Payment  Date and the  Mortgage  Loans,  the  aggregate amount added to the Scheduled  Principal  Balance of the Mortgage Loans during the related Due Period  representing amounts  reimbursable to the Servicer on or prior to such Payment Date in connection with the  modification of such
Mortgage Loans and reimbursed to the Servicer during the related Due Period.

         "Certificateholder":  The holder of Owner Trust Certificates.

                                                     7

         "Certificate   Distribution   Account":  The  account  maintained  by  or  on  behalf  of  the  Securities
Administrator pursuant to Section 4.05 for the benefit of the Issuer and the Certificateholders.

         "Certificate of Trust":  The  certificate of trust filed with the Delaware  Secretary of State on July 24,
2008 in respect of the Issuer pursuant to Section 3810 of the Delaware Trust Statute.

         "Certificate Register":  As defined in the Trust Agreement.

         "Certifying Person":  As defined in Section 3.18.

         "Class":  Collectively,  Notes that have the same priority of payment and bear the same class  designation and the form of which is identical except for variation in the Percentage Interest evidenced thereby.

         "Class B-1 Note":  Any of the Class B-1 Notes as designated  on the face  thereof,  executed by the Issuer and authenticated and delivered by the Securities  Administrator,  substantially in the form annexed as Exhibit A-2 of the Indenture.

         "Class B-2 Note":  Any of the Class B-2 Notes as designated  on the face  thereof,  executed by the Issuer and authenticated and delivered by the Securities  Administrator,  substantially in the form annexed as Exhibit A-2 of the Indenture.

         "Class B-3 Note":  Any of the Class B-3 Notes as designated  on the face  thereof,  executed by the Issuer and authenticated and delivered by the Securities  Administrator,  substantially in the form annexed as Exhibit A-2 of the Indenture.

         "Class B-4 Note":  Any of the Class B-4 Notes as designated  on the face  thereof,  executed by the Issuer and authenticated and delivered by the Securities  Administrator,  substantially in the form annexed as Exhibit A-2 of the Indenture.

         "Class B-5 Note":  Any of the Class B-5 Notes as designated  on the face  thereof,  executed by the Issuer and authenticated and delivered by the Securities  Administrator,  substantially in the form annexed as Exhibit A-2 of the Indenture.

         "Class B-6 Note":  Any of the Class B-6 Notes as designated  on the face  thereof,  executed by the Issuer and authenticated and delivered by the Securities  Administrator,  substantially in the form annexed as Exhibit A-2 of the Indenture.

         "Class A-X Notional  Amount":  For any Payment Date will be the aggregate Class  Principal  Balance of the
Hybrid Notes immediately prior to giving effect to distributions on such Payment Date.

         "Class A-X Reserve Fund  Termination  Date":  The first  Payment  Date on which  (i) the  aggregate  Class
Principal  Balance of the Hybrid Notes has been reduced to zero and (ii) there  are no Senior Note Available  Funds
Shortfalls outstanding.

                                                     8

         "Class A-X Note":  Any of the Class A-X Notes as designated  on the face  thereof,  executed by the Issuer and authenticated and delivered by the Securities  Administrator,  substantially in the form annexed as Exhibit A-1 of the Indenture.

         "Class  1-A-1  Note":  Any of the Class 1-A-1 Notes as  designated  on the face  thereof,  executed by the
Issuer and  authenticated  and  delivered by the  Securities  Administrator,  substantially  in the form annexed as
Exhibit A-1 of the Indenture.

         "Class  1-A-2  Note":  Any of the Class 1-A-2 Notes as  designated  on the face  thereof,  executed by the
Issuer and  authenticated  and  delivered by the  Securities  Administrator,  substantially  in the form annexed as
Exhibit A-1 of the Indenture.

         "Class  2-A-1  Note":  Any of the Class 2-A-1 Notes as  designated  on the face  thereof,  executed by the
Issuer and  authenticated  and  delivered by the  Securities  Administrator,  substantially  in the form annexed as
Exhibit A-1 of the Indenture.

         "Class  2-A-2  Note":  Any of the Class 2-A-2 Notes as  designated  on the face  thereof,  executed by the
Issuer and  authenticated  and  delivered by the  Securities  Administrator,  substantially  in the form annexed as
Exhibit A-1 of the Indenture.

         "Class  3-A-1  Note":  Any of the Class 3-A-1 Notes as  designated  on the face  thereof,  executed by the
Issuer and  authenticated  and  delivered by the  Securities  Administrator,  substantially  in the form annexed as
Exhibit A-1 of the Indenture.

         "Class  3-A-2  Note":  Any of the Class 3-A-2 Notes as  designated  on the face  thereof,  executed by the
Issuer and  authenticated  and  delivered by the  Securities  Administrator,  substantially  in the form annexed as
Exhibit A-1 of the Indenture.

         "Class  4-A-1  Note":  Any of the Class 4-A-1 Notes as  designated  on the face  thereof,  executed by the
Issuer and  authenticated  and  delivered by the  Securities  Administrator,  substantially  in the form annexed as
Exhibit A-1 of the Indenture.

         "Class  4-A-2  Note":  Any of the Class 4-A-2 Notes as  designated  on the face  thereof,  executed by the
Issuer and  authenticated  and  delivered by the  Securities  Administrator,  substantially  in the form annexed as
Exhibit A-1 of the Indenture.

         "Class  4-A-X  Note":  Any of the Class 4-A-X Notes as  designated  on the face  thereof,  executed by the
Issuer and  authenticated  and  delivered by the  Securities  Administrator,  substantially  in the form annexed as
Exhibit A-2 of the Indenture.

         "Class 4-A-X Notional  Amount":  For each Payment Date will be the aggregate  Scheduled  Principal Balance of the Group 4 Mortgage  Loans,  other  than the Group 4 Discount  Loans,  as of the first day of the  related  Due
Period.

         "Class  5-A-1  Note":  Any of the Class 5-A-1 Notes as  designated  on the face  thereof,  executed by the
Issuer and  authenticated  and  delivered by the  Securities  Administrator,  substantially  in the form annexed as
Exhibit A-1 of the Indenture.

                                                     9

         "Class  5-A-2  Note":  Any of the Class 5-A-2 Notes as  designated  on the face  thereof,  executed by the
Issuer and  authenticated  and  delivered by the  Securities  Administrator,  substantially  in the form annexed as
Exhibit A-1 of the Indenture.

         "Class  5-A-X  Note":  Any of the Class 5-A-X Notes as  designated  on the face  thereof,  executed by the
Issuer and  authenticated  and  delivered by the  Securities  Administrator,  substantially  in the form annexed as
Exhibit A-2 of the Indenture.

         "Class 5-A-X Notional  Amount":  For each Payment Date will be the aggregate  Scheduled  Principal Balance of the Group 5 Mortgage Loans as of the first day of the related Due Period.

         "Class Notional Amount":  Any of the Class A-X Notional Amount,  the Class 4-A-X  Notional Amount or Class
5-A-X Notional Amount.

         "Class  Principal  Balance":  As to any Payment  Date,  with respect to any Class of Notes (other than the
Interest Only Notes),  the initial Class Principal  Balance as set forth in the table in the Preliminary  Statement hereto as reduced by the sum of (x) all amounts  actually  distributed in respect of principal of that Class on all prior Payment Dates,  (y) all Realized Losses, if any, actually  allocated to that Class on all prior Payment Dates and (z) any applicable  Writedown Amount;  provided,  however,  that pursuant to Section 5.09,  the Class Principal
Balance of a Class of Notes may be  increased  up to the amount of Realized  Losses  previously  allocated  to such
Class in the event that there is a Subsequent  Recovery on a Mortgage Loan,  and the Note  Principal  Amount of any
individual Note of such Class will be increased by its pro rata share of the increase to such Class.

         "Clean-Up Call Date":  As defined in Section 10.01(a).

         "Clean-Up Call Purchase Price":  As defined in Section 10.01(a).

         "Clean-Up Call Right":  The option of the Servicer to call the Notes on the Clean-Up Call Date.

         "Close of  Business":  As used herein,  with respect to any Business Day and  location,  5:00 p.m. at such location.

         "Closing Date":  July 25, 2008.

         "Code":  The Internal Revenue Code of 1986, as amended.

         "Commission":  U.S. Securities and Exchange Commission.

         "Compensating  Interest  Payment":  With respect to any Payment  Date,  an amount equal to the amount,  if any, by which (x) the aggregate amount of any Prepayment  Interest  Shortfalls  required to be paid by the Servicer pursuant to the Purchase and Servicing  Agreement  with respect to such Payment  Date,  exceeds  (y) the  aggregate amount  actually  paid by the Servicer in respect of such  shortfalls;  provided,  that such amount,  to the extent payable by the Master  Servicer,  shall not exceed the portion of the Master  Servicing  Fee derived  from  amounts described in clause (i) of the definition of Master Servicing Fee for such Payment Date.

                                                     10

         "Contractual Rights":  As defined in the Preliminary Statement.

         "Control":  The meaning specified in Section 8-106 of the New York UCC.

         "Cooperative  Corporation":  The entity that holds title (fee or an  acceptable  leasehold  estate) to the real property and improvements  constituting the Cooperative  Property and which governs the Cooperative  Property, which Cooperative Corporation must qualify as a Cooperative Housing Corporation under Section 216 of the Code.

         "Cooperative Loan":  Any Mortgage Loan secured by Cooperative Shares and a Proprietary Lease.

         "Cooperative Loan Documents":  As to any Cooperative Loan,  (i) the  Cooperative  Shares,  together with a stock power in blank;  (ii) the  original or a copy of the executed  Security  Agreement and the  assignment of the
Security  Agreement  in blank;  (iii) the  original or a copy of the  executed  Proprietary  Lease and the original assignment of the Proprietary Lease endorsed in blank; (iv) the original,  if available,  or a copy of the executed
Recognition  Agreement  and, if  available,  the original  assignment  of the  Recognition  Agreement (or a blanket assignment  of all  Recognition  Agreements)  endorsed in blank;  (v) UCC-1  financing  statement  with evidence of recording  thereon,  which  has  been  filed in all  places  required  to  perfect  the  security  interest  in the
Cooperative  Shares and the Proprietary  Lease;  and (vi) UCC  Amendments (or copies thereof) or other  appropriate
UCC financing  statements  required by state law, evidencing a complete and unbroken line from the mortgagee to the
Indenture Trustee with evidence of recording thereon (or in a form suitable for recordation).

         "Cooperative  Property":  The real property and improvements  owned by the Cooperative  Corporation,  that includes the allocation of individual  dwelling units to the holders of the  Cooperative  Shares of the Cooperative
Corporation.

         "Cooperative Shares":  Shares issued by a Cooperative Corporation.

         "Cooperative Unit":  A single family dwelling located in a Cooperative Property.

         "Corporate  Trust Office":  With respect to the Indenture  Trustee,  the principal  corporate trust office of the Indenture  Trustee at which at any  particular  time its corporate  trust  business in connection  with this
Agreement  shall be  administered,  which office at the date of the execution of this  instrument is located at 452
Fifth Avenue,  New York, New York 10018,  Attn: CTLA - PHHMC  2008-CIM2,  or at such other address as the Indenture
Trustee  may  designate  from time to time by notice to the  Noteholders  and the  Depositor.  With  respect to the
Securities  Administrator  and the Note  Registrar  and  (i) presentment  of Notes for  registration  of  transfer,
exchange  or  final  payment,  Wells  Fargo  Bank,  National  Association,   Sixth  Street  and  Marquette  Avenue,
Minneapolis,  Minnesota 55479,  Attention:  Corporate  Trust, PHH Mortgage Trust 2008-CIM2,  and (ii) for all other purposes,  P.O. Box 98, Columbia,  Maryland 21046 (or for overnight deliveries,  9062 Old Annapolis Road, Columbia,
Maryland 21045), Attention: Corporate Trust, PHH Mortgage Trust 2008-CIM2.

                                                     11

         "Custodial  Account":  Any account  established  and maintained for the benefit of the Master  Servicer or the Trust by the Servicer with respect to the related  Mortgage  Loans and any REO Property,  pursuant to the terms of the Purchase and Servicing Agreement.

         "Custodian":  Wells Fargo Bank, N.A. and its successors acting as custodian of the Mortgage Files.

         "Cut-Off Date":  With respect to any Mortgage Loan, other than a Qualified  Substitute  Mortgage Loan, the
Close of Business in New York City on July 1, 2008.  With respect to any Qualified  Substitute  Mortgage  Loan, the date designated as such on the Mortgage Loan Schedule (as amended).

         "Cut-Off Date Aggregate  Principal  Balance":  The aggregate of the Cut-Off Date Principal Balances of the
Mortgage Loans which is $151,155,361.46.

         "Cut-Off  Date  Principal  Balance":  With respect to any Mortgage  Loan,  the principal  balance  thereof remaining to be paid,  after  application  of all  scheduled  principal  payments due on or before the Cut-Off Date whether or not  received as of the Cut-Off Date (or as of the  applicable  date of  substitution  with respect to a
Qualified Substitute Mortgage Loan).

         "Credit Support  Depletion  Date":  The Payment Date on which the Class  Principal  Balances of all of the
Subordinate  Notes have been reduced to zero (prior to giving effect to  distributions of principal and allocations of Realized Losses on the Mortgage Loans on such Payment Date).

         "Debt Service  Reduction":  Any reduction of the amount of the monthly  payment on a Mortgage Loan made by a bankruptcy court in connection with a personal bankruptcy of a mortgagor.

         "Deficient  Valuation":   In  connection  with  a  personal  bankruptcy  of  a  mortgagor,   the  positive
difference,  if any,  resulting from the Principal  Balance on a Mortgage Loan less a bankruptcy  court's valuation of the related Mortgaged Property.

         "Definitive Notes":  As defined in the Indenture.

         "Delaware Trust Statute":  Chapter 38 of Title 12 of the Delaware Code, 12 Del. C.  Section 3801  et. seq.
as the same may be amended from time to time.

         "Deleted  Mortgage  Loan": A Mortgage Loan replaced or to be replaced by one or more Qualified  Substitute
Mortgage Loans pursuant to Section 2.04.

         "Delinquent":  Any Mortgage  Loan with respect to which the Monthly  Payment due on a Due Date is not made by the succeeding Due Date.

         "Depositor":  Credit  Suisse  First Boston  Mortgage  Acceptance  Corp.,  a Delaware  corporation,  or its successor in interest.

                                                     12

         "Determination  Date":  For any Payment Date and each Mortgage Loan, the date each month,  as set forth in the Purchase and  Servicing  Agreement,  on which the Servicer  determines  the amount of all funds  required to be remitted  to the  Master  Servicer  on the  Servicer  Remittance  Date with  respect  to the  Mortgage  Loans it is servicing.

         "Distribution  Account":  The  trust  account  or  accounts  created  and  maintained  by  the  Securities
Administrator  pursuant to Section 4.02  hereof which shall be entitled  "Distribution  Account,  Wells Fargo Bank,
N.A., as Securities  Intermediary for HSBC Bank USA, National  Association,  as Indenture Trustee, in trust for the registered  Noteholders of PHH Mortgage Trust 2008-CIM2,  Mortgage-Backed  Notes,  Series 2008-CIM2" and which must be an Eligible Account.

         "Due Date":  With  respect to each  Mortgage  Loan and any  Payment  Date,  the first day of the  calendar month in which such Payment Date occurs on which the Monthly  Payment for such Mortgage Loan was due,  exclusive of any days of grace.

         "Due  Period":  With respect to any Payment  Date,  the period  commencing  on the second day of the month preceding  the month in which  such  Payment  Date  occurs  and  ending on the first day of the month in which such
Payment Date occurs.

         "Eligible Account":  Any of

              (i) an account or accounts  maintained  with a federal or state chartered  depository  institution or trust  company  the  short-term  unsecured  debt  obligations  of  which  (or,  in the  case  of a  depository institution or trust company that is the principal  subsidiary of a holding company,  the short-term unsecured debt  obligations of such holding  company) are rated in the highest short term rating category of each Rating
     Agency at the time any amounts are held on deposit therein;

              (ii)a trust  account  or  accounts  maintained  with  the  trust  department  of a  federal  or state chartered  depository  institution,  national  banking  association  or trust company  acting in its fiduciary capacity; or

              (iii)        an account  otherwise  acceptable to each Rating Agency without  reduction or withdrawal of its then current  ratings of the Notes as evidenced by a letter from such Rating  Agency to the  Securities
     Administrator and the Indenture Trustee.  Eligible Accounts may bear interest.

         "Eligible  Investments":  Any one or more of the following  obligations or securities payable on demand or having a scheduled  maturity on or before the Business Day preceding  the following  Payment Date (or, with respect to the  Distribution  Account  maintained  with the  Securities  Administrator,  having a scheduled  maturity on or before the following Payment Date;  provided that, such Eligible  Investments shall be managed by, or an obligation of, the institution  that maintains the  Distribution  Account if such Eligible  Investments  mature on the Payment
Date),  regardless of whether any such obligation is issued by the Depositor,  the Servicer, the Indenture Trustee,
the Master Servicer,  the Securities  Administrator or any of their respective Affiliates and having at the time of purchase,  or at such  other  time  as may be  specified,  the  required  ratings,  if  any,  provided  for in this definition:

                                                     13

direct  obligations  of, or  guaranteed  as to full and timely  payment of  principal  and  interest by, the United
States or any agency or instrumentality  thereof,  provided, that such obligations are backed by the full faith and credit of the United States of America;

direct  obligations  of, or guaranteed as to timely payment of principal and interest by,  Freddie Mac,  Fannie Mae or the Federal Farm Credit  System,  provided,  that any such  obligation,  at the time of purchase or  contractual commitment  providing  for the  purchase  thereof,  is qualified by each Rating  Agency as an  investment  of funds backing  securities  rated "AAA" in the case of Fitch and "Aaa" in the case of Moody's (the  initial  rating of the
Senior Notes);

demand and time deposits in or  certificates  of deposit of, or bankers'  acceptances  issued by, any bank or trust company,  savings and loan  association  or savings bank,  provided,  that the  short-term  deposit  ratings and/or long-term  unsecured  debt  obligations  of such  depository  institution  or trust  company (or in the case of the principal  depository  institutions in a holding company system,  the commercial paper or long-term  unsecured debt obligations of such holding  company) have, in the case of commercial  paper, the highest rating available for such securities by each Rating Agency and, in the case of long-term  unsecured debt obligations,  one of the two highest ratings  available for such securities by each Rating Agency,  or in each case such lower rating as will not result in the  downgrading  or  withdrawal  of the rating or  ratings  then  assigned  to any Class of Notes by any Rating
Agency but in no event less than the initial rating of the Senior Notes;

commercial   or  finance   company  paper   (including   both   non-interest-bearing   discount   obligations   and
interest-bearing  obligations  payable  on demand or on a  specified  date not more than one year after the date of issuance  thereof) that is rated by each Rating Agency in its highest  short-term  unsecured rating category at the time of such investment or contractual  commitment  providing for such  investment,  and is issued by a corporation the outstanding  senior  long-term debt obligations of which are then rated by each Rating Agency in one of its two highest  long-term  unsecured  rating  categories,  or such lower rating as will not result in the  downgrading  or withdrawal  of the rating or ratings then  assigned to any Class of Notes by any Rating Agency but in no event less than the initial rating of the Senior Notes;

guaranteed  reinvestment  agreements issued by any bank, insurance company or other corporation rated in one of the two  highest  rating  levels  available  to such  issuers  by each  Rating  Agency at the time of such  investment, provided,  that any such  agreement  must by its terms  provide  that it is  terminable  by the  purchaser  without penalty in the event any such rating is at any time lower than such level;

repurchase  obligations  with  respect to any  security  described  in clause (a) or (b) above  entered into with a depository institution or trust company (acting as principal) meeting the rating standards described in (c) above;

securities  bearing interest or sold at a discount that are issued by any corporation  incorporated  under the laws of the United  States of America or any State  thereof  and rated by each  Rating  Agency in one of its two highest long-term unsecured rating categories at the time of such investment or contractual  commitment  providing for such investment;  provided,  however, that securities issued by any such corporation will not be Eligible Investments to the extent that  investment  therein would cause the  outstanding  principal  amount of  securities  issued by such

                                                     14

corporation  that are then held as part of the  Distribution  Account  to  exceed  20% of the  aggregate  principal amount of all Eligible Investments then held in the Distribution Account;

units  of  taxable  money  market  funds  (including  those  for  which  the  Indenture  Trustee,   the  Securities
Administrator,  the  Master  Servicer  or  any  affiliate  thereof  receives  compensation  with  respect  to  such investment)  which funds have been rated by each Rating Agency rating such fund in its highest  rating  category or which  have been  designated  in  writing  by each  Rating  Agency as  Eligible  Investments  with  respect to this definition;

if previously  confirmed in writing to the Indenture  Trustee and the Securities  Administrator,  any other demand, money market or time  deposit,  or any other  obligation,  security or  investment,  as may be  acceptable  to each
Rating  Agency as a Eligible  Investment  of funds  backing  securities  having  ratings  equivalent to the initial rating of the Senior Notes; and

such other obligations as are acceptable as Eligible Investments to each Rating Agency;

provided,  however,  that such  instrument  continues  to  qualify  as a "cash flow  investment"  pursuant  to Code
Section 860G(a)(6)  and that no instrument or security  shall be an Eligible  Investment if (i) such  instrument or security  evidences a right to receive only interest  payments or (ii) the right to receive  principal and interest payments  derived  from the  underlying  investment  provides a yield to maturity in excess of 120% of the yield to maturity at par of such underlying investment.

         "Entitlement Order": The meaning specified in  Section 8-102(a)(8)  of the New York UCC (i.e.,  generally, orders directing the transfer or redemption of any Financial Asset).

         "Event of Default":  In respect of the Master Servicer,  one or more of the events  (howsoever  described)
set forth in  Section 7.01  hereof as an event or events upon the occurrence and  continuation  of which the Master
Servicer may be terminated.

         "Exchange Act":  The Securities Exchange Act of 1934, as amended.

         "Fannie Mae":  The Federal National Mortgage Association or any successor thereto.

         "FDIC":  The Federal Deposit Insurance Corporation or any successor thereto.

         "Final  Recovery  Determination":  With respect to any  defaulted  Mortgage  Loan or any REO  Property,  a determination  made by the  Servicer  that all  Insurance  Proceeds,  Liquidation  Proceeds  and other  payments or recoveries which it expects to be finally recoverable in respect thereof have been so recovered.

         "Financial Asset":  The meaning specified in Section 8-102(a) of the New York UCC.

         "Fitch":  Fitch Ratings or any successor thereto.

         "Five-Year  Hybrid Mortgage  Loans":  The Mortgage Loans identified as such and as set forth on Schedule I hereto.

                                                     15

         "Form 8-K Disclosure Information":  As defined in Section 3.19(c).

         "Freddie Mac":  The Federal Home Loan Mortgage Corporation or any successor thereto.

         "Gross  Margin":  With  respect to each  Mortgage  Loan,  the fixed  percentage  set forth in the  related
Mortgage Note that is added to the applicable  Index on each  Adjustment  Date in accordance  with the terms of the related Mortgage Note used to determine the Mortgage Rate for such Mortgage Loan.

         "Group 1 Mortgage Loans":  A Mortgage Loan that is identified as such on the Mortgage Loan Schedule.

         "Group 2 Mortgage Loans":  A Mortgage Loan that is identified as such on the Mortgage Loan Schedule.

         "Group 3 Mortgage Loans":  A Mortgage Loan that is identified as such on the Mortgage Loan Schedule.

         "Group 4 Discount  Fraction":  With  respect to any Payment  Date and a Group 4 Discount  Loan,  will be a fraction,  the  numerator  of which is 5.50% minus the Net  Mortgage  Rate as of the  Cut-Off  Date on such Group 4
Discount Loan, and the denominator of which is 5.50%.

         "Group 4 Discount  Fractional  Principal  Amount":  For any Payment Date and the Group 4 Discount Mortgage
Loans will be the  aggregate  of the  following  with respect to each Group 4 Discount  Loan:  the Group 4 Discount
Fraction of the amounts described in the definition of Principal  Distribution Amount,  Principal Prepayment Amount
and Liquidation  Principal,  reduced by the Group 4 Discount Fraction of the related  Capitalization  Reimbursement
Amount on a Group 4 Discount Mortgage Loan.

         "Group 4 Discount Fractional  Principal  Shortfall":  (i) For any Payment Date prior to the related Credit
Support  Depletion  Date, an amount  generally  equal to the sum of the aggregate of the following  with respect to each Group 4 Discount Loan:

         (1)       the Group 4 Discount Fraction of any loss on such Group 4 Discount Loan; and

         (2)       the amounts described in clause (1) above for all prior Payment Dates to the extent not previously distributed, and

(ii) for any Payment Date on or after the related Credit Support Depletion Date, zero.

         "Group 4 Discount  Loan":  Any Group 4 Mortgage  Loan with a Net  Mortgage  Rate as of the Cut-Off Date of less than 5.50% per annum.

         "Group 4 Mortgage Loans":  A Mortgage Loan that is identified as such on the Mortgage Loan Schedule.

                                                     16

         "Group 4 Net WAC Rate":  For any  Payment  Date and the Group 4, a rate equal to the  weighted  average of the Net Mortgage Rates on the Group 4 Mortgage Loans as of the beginning of the related Due Period.

         "Group 4  Non-Discount  Loan":  Any Group 4 Mortgage  Loan with a Net Mortgage Rate as of the Cut-Off Date greater than or equal to 5.50% per annum.

         "Group 5 Discount  Fraction":  With  respect to any Payment  Date and a Group 5 Discount  Loan,  will be a fraction,  the  numerator  of which is 6.00% minus the Net  Mortgage  Rate as of the  Cut-Off  Date on such Group 5
Discount Loan, and the denominator of which is 6.00%.

         "Group 5 Discount  Fractional  Principal  Amount":  For any Payment Date and the Group 5 Discount Mortgage
Loans will be the  aggregate  of the  following  with respect to each Group 5 Discount  Loan:  the Group 5 Discount
Fraction of the amounts described in the definition of Principal  Distribution Amount,  Principal Prepayment Amount
and Liquidation  Principal,  reduced by the Group 5 Discount Fraction of the related  Capitalization  Reimbursement
Amount on a Group 5 Discount Mortgage Loan.

         "Group 5 Discount Fractional  Principal  Shortfall":  (i) For any Payment Date prior to the related Credit
Support  Depletion  Date, an amount  generally  equal to the sum of the aggregate of the following  with respect to each Group 5 Discount Loan:

         (1)       the Group 5 Discount Fraction of any loss on such Group 5 Discount Loan; and

         (2)       the amounts described in clause (1) above for all prior Payment Dates to the extent not previously distributed, and

(ii) for any Payment Date on or after the related Credit Support Depletion Date, zero.

         "Group 5 Discount  Loan":  Any Group 5 Mortgage  Loan with a Net  Mortgage  Rate as of the Cut-Off Date of less than 6.00% per annum.

         "Group 5 Mortgage Loans":  A Mortgage Loan that is identified as such on the Mortgage Loan Schedule.

         "Group 5 Net WAC Rate":  For any  Payment  Date and the Group 5, a rate equal to the  weighted  average of the Net Mortgage Rates on the Group 5 Mortgage Loans as of the beginning of the related Due Period.

         "Group 5  Non-Discount  Loan":  Any Group 5 Mortgage  Loan with a Net Mortgage Rate as of the Cut-Off Date greater than or equal to 6.00% per annum.

         "Holder" or  "Securityholder":  The registered holder of any Note or Owner Trust  Certificates as recorded on the books of the Note  Registrar or the  Certificate  Registrar  except that,  solely for the purposes of taking any action or giving any consent pursuant to this Agreement,  any Notes or Owner Trust  Certificates  registered in the name of the Depositor,  the Master Servicer, the Securities  Administrator,  the Indenture Trustee or the Owner
Trustee or any Affiliate  thereof  (unless any such Person owns 100% of such Class or a 100%  beneficial  ownership

                                                     17

in the Owner Trust  Certificates)  shall be deemed not to be  outstanding  in  determining  whether  the  requisite percentage  necessary  to effect any such  consent has been  obtained,  except  that,  in  determining  whether the
Indenture  Trustee and the  Securities  Administrator  shall be protected in relying  upon any such  consent,  only
Notes and Owner  Trust  Certificates  which a  Responsible  Officer  of the  Indenture  Trustee  or the  Securities
Administrator  has actual  knowledge to be so held shall be disregarded.  The Indenture  Trustee and the Securities
Administrator  may request and  conclusively  rely on  certifications  by the Depositor in determining  whether any
Notes or Owner Trust Certificates are registered to an Affiliate of the Depositor.

         "Hybrid  Notes":  The Class 1-A-1,  Class 1-A-2,  Class 2-A-1,  Class 2-A-2,  Class 3-A-1  and Class 3-A-2
Notes.

         "Indemnified  Persons":  The Issuer, the Indenture Trustee  (individually in its corporate capacity and in its capacity as Indenture Trustee),  the Custodian,  the Owner Trustee  (individually in its corporate capacity and in  its  capacity  as  Owner  Trustee),  the  Master  Servicer,  the  Seller,  the  Depositor  and  the  Securities
Administrator (in all capacities hereunder) and their officers,  directors,  agents and employees and, with respect to the Indenture Trustee, any separate co-trustee and its officers, directors, agents and employees.

         "Indenture":  The Indenture  dated as of July 25, 2008,  among the Issuer,  the Indenture  Trustee and the
Securities Administrator, as such may be amended or supplemented from time to time.

         "Indenture  Trustee":  HSBC Bank USA, National  Association,  not in its individual capacity but solely as
Indenture  Trustee,  or any successor in interest which accepts its appointment as Indenture  Trustee hereunder and agrees to act in such capacity in accordance herewith.

         "Indenture  Trustee Fee": The annual ongoing fee of the Indenture  Trustee  payable by the Master Servicer on behalf of the Issuer as provided in Section 8.05.

         "Independent":  When used with  respect  to any  accountants,  a Person  who is  "independent"  within the meaning of Rule 2-01 of the  Securities  and Exchange  Commission'  Regulation  S.X.  When used with respect to any other  specified  Person,  any such Person who (a) is in fact  independent  of the  Depositor  and its  Affiliates,
(b) does not have any direct financial  interest in or any material indirect financial interest in the Depositor or any Affiliate  thereof,  (c) is not connected with the Depositor or any Affiliate thereof as an officer,  employee, promoter,  underwriter,  trustee,  partner, director or Person performing similar functions and (d) is not a member of the immediate family of a Person defined in clause (b) or (c) above.

         "Index":  With  respect  to each  Mortgage  Loan and each  Adjustment  Date,  the index  specified  in the related Mortgage Note.

         "Initial  Note  Principal  Amount":  With respect to any Notes (other than the Interest  Only Notes),  the amount designated "Original Principal Amount of this Note" on the face thereof.

                                                     18

         "Initial  Note  Notional  Amount":  With  respect  to the  Interest  Only  Notes,  the  amount  designated
"Original Notional Amount of this Note" on the face thereof.

         "Initial Loan Group 1 Balance":  $25,663,329.49.

         "Initial Loan Group 2 Balance":  $42,516,382.26.

         "Initial Loan Group 3 Balance":  $23,206,677.15.

         "Initial Loan Group 4 Balance":  $10,191,941.04.

         "Initial Loan Group 5 Balance":  $49,577,031.04.

         "Insurance  Proceeds":  With respect to any Mortgage Loan, proceeds of any title policy,  hazard policy or other insurance  policy  covering a Mortgage Loan or related  Mortgaged  Property,  to the extent such proceeds are not to be applied to the  restoration  of the related  Mortgaged  Property or released to the related  Mortgagor in accordance with the Purchase and Servicing Agreement.

         "Interest  Distribution  Amount":  For each class of Notes (other than the  Principal  Only Notes) and any
Payment Date, will be the sum of  (i) interest  accrued on such class of Notes during the related Accrual Period at the applicable  Note Interest Rate,  plus (ii) the  amount of interest  accrued but unpaid to such class from prior
Payment Dates together with interest thereon at the applicable Note Interest Rate.

         "Interest Only Notes":  The Class A-X Notes, the Class 4-A-X Notes and the Class 5-A-X Notes.

         "Issuer":  PHH Mortgage Trust, Series 2008-CIM2.

         "LIBOR  Business  Day":  Any day on which  banks in London,  England and the city of New York are open and conducting transactions in foreign currency and exchange.

         "LIBOR  Determination  Date":  The second LIBOR Business Day  immediately  preceding the  commencement  of each Accrual Period for each Class of Offered Notes.

         "Liquidated  Mortgage  Loan":  As to any Payment Date,  any Mortgage Loan in respect of which the Servicer or the Master Servicer has determined,  in accordance with the servicing  procedures  specified in the Purchase and
Servicing  Agreement,  or this Agreement,  as applicable,  as of the end of the related Prepayment Period, that all
Liquidation  Proceeds  that it  expects  to  recover  with  respect to the  liquidation  of such  Mortgage  Loan or disposition of the related REO Property have been recovered.

         "Liquidation  Event":  With respect to any Mortgage Loan, any of the following  events:  (i) such Mortgage
Loan is paid in  full;  (ii) a  Final  Recovery  Determination  is made as to such  Mortgage  Loan;  or  (iii) such
Mortgage Loan is removed from the Trust Estate by reason of its being  purchased,  sold or replaced  pursuant to or as  contemplated  hereunder.  With  respect  to any REO  Property,  either of the  following  events:  (i) a  Final

                                                     19

Recovery  Determination  is made as to such REO  Property;  or  (ii) such  REO  Property is removed  from the Trust
Estate by reason of its being sold or purchased  pursuant to Section 10.01  hereof or the applicable  provisions of the Purchase and Servicing Agreement.

         "Liquidation  Expenses":  With respect to a Mortgage Loan in  liquidation,  unreimbursed  expenses paid or incurred by or for the  account of the Master  Servicer  or the  Servicer,  such  expenses  including  (a) property protection  expenses,  (b) property  sales  expenses,  (c) foreclosure  and sale costs,  including  court costs and reasonable attorneys' fees, and (d) similar expenses reasonably paid or incurred in connection with liquidation.

         "Liquidation  Principal":  For any  Payment  Date and any  Mortgage  Loan,  the  principal  portion of Net
Liquidation  Proceeds  received  with respect to each such  Mortgage  Loan which became a Liquidated  Mortgage Loan
(but not in excess of the Principal Balance thereof) during the related Prepayment Period.

         "Liquidation  Proceeds":  With respect to any Mortgage  Loan,  the amount (other than amounts  received in respect of the rental of any REO Property prior to REO  Disposition)  received by the Servicer as proceeds from the liquidation of such Mortgage Loan, as determined in accordance  with the applicable  provisions of the Purchase and
Servicing Agreement,  other than Subsequent Recoveries;  provided that (i) with respect to any Mortgage Loan or REO
Property repurchased,  substituted or sold pursuant to or as contemplated  hereunder, or pursuant to the applicable provisions of the Purchase and Servicing Agreement,  "Liquidation  Proceeds" shall also include amounts realized in connection with such repurchase,  substitution or sale and (ii) with respect to a defaulted  Additional  Collateral
Mortgage  Loan,  "Liquidation  Proceeds"  shall  also  include  the  amount  realized  on  the  related  Additional
Collateral, including any amounts paid under any Surety Bond.

         "Loan  Group":  Any of Loan  Group 1, Loan  Group 2, Loan  Group 3, Loan  Group 4 or Loan  Group 5, as the
context requires.

         "Loan  Group  Balance":  As to each Loan  Group and any  Payment  Date,  the  aggregate  of the  Scheduled
Principal  Balances,  as of the Close of Business on the first day of the related Due Period, of the Mortgage Loans in such Loan Group that were Outstanding Mortgage Loans on such date.

         "Loan  Group  1":  At any  time,  the  Group 1  Mortgage  Loans in the  aggregate  and any REO  Properties acquired in respect thereof.

         "Loan  Group  2":  At any  time,  the  Group 2  Mortgage  Loans in the  aggregate  and any REO  Properties acquired in respect thereof.

         "Loan  Group  3":  At any  time,  the  Group 3  Mortgage  Loans in the  aggregate  and any REO  Properties acquired in respect thereof.

         "Loan  Group  4":  At any  time,  the  Group 4  Mortgage  Loans in the  aggregate  and any REO  Properties acquired in respect thereof.

                                                     20

         "Loan  Group  5":  At any  time,  the  Group 5  Mortgage  Loans in the  aggregate  and any REO  Properties acquired in respect thereof.

         "Loan-to-Value  Ratio":  With respect to each  Mortgage  Loan and any date of  determination,  a fraction, expressed as a percentage,  the  numerator of which is the  Principal  Balance of the Mortgage Loan at such date of determination and the denominator of which is the Value of the related Mortgaged Property.

         "Majority  Securityholders":  Until such time as the sum of the Class  Principal  Balances  of all Classes
of Notes has been  reduced to zero,  the holder or holders  of in excess of 50% of the  aggregate  Class  Principal
Balance of all Classes of Notes  (accordingly,  the holder of the Owner Trust  Certificates  shall be excluded from any rights or actions of the Majority  Securityholders  during such period); and thereafter,  the holder or holders of in excess of 50% of the Percentage Interests of the Owner Trust Certificates.

         "Master  Servicer":  Wells  Fargo  Bank,  N.A.,  or any  successor  Master  Servicer  appointed  as herein provided.

         "Master  Servicing  Fee":  As to any Payment Date an amount  equal to the sum of (i) with  respect to each
Mortgage Loan, the product of the Master  Servicing Fee Rate and the Scheduled  Principal  Balance of such Mortgage
Loan as of the first day of the  related  Due Period and  (ii) all  investment  income on amounts on deposit in the
Distribution  Accounts  with respect to such Payment Date.  The Master  Servicing Fee described in clause (i) above for any  Mortgage  Loan shall be payable in respect of any Payment  Date solely  from the  interest  portion of the
Monthly Payment or other payment or recovery with respect to such Mortgage Loan.

         "Master  Servicing  Fee Rate":  0.0425% per annum.  0.0025% per annum of the Master  Servicing Fee Rate is payable to the Wells Fargo Bank, N.A. for its duties as Custodian.

         "Maximum  Mortgage  Rate":  With respect to each Mortgage  Loan,  the  percentage set forth in the related
Mortgage Note as the maximum Mortgage Rate thereunder.

         "MERS":  Mortgage Electronic  Registration  Systems,  Inc., a corporation organized and existing under the laws of the State of Delaware, or any successor thereto.

         "MERS Mortgage Loan":  Any Mortgage Loan registered with MERS on the MERS System.

         "MERS® System":  The system of recording transfers of mortgages electronically maintained by MERS.

         "MIN":  The Mortgage Identification Number for any MERS Mortgage Loan.

         "MOM  Loan":  Any  Mortgage  Loan as to which  MERS is acting as  mortgagee,  solely  as  nominee  for the originator of such Mortgage Loan and its successors and assigns.

         "Monthly  Payment":  With respect to any Mortgage Loan, the scheduled  monthly payment of principal and/or interest  on such  Mortgage  Loan that is  payable by the  related  Mortgagor  from time to time under the  related

                                                     21

Mortgage Note,  determined,  for the purposes of this  Agreement:  (a) after  giving effect to any reduction in the amount of interest  collectible  from the related  Mortgagor  pursuant to the Relief Act or similar  state or local law;  (b) without  giving effect to any extension  granted or agreed to by the Servicer  pursuant to the applicable provisions of the Purchase and Servicing  Agreement;  and (c) on the assumption that all other amounts, if any, due under such Mortgage Loan are paid when due.

         "Mortgage Loans":  A Mortgage Loan that is identified as such on the Mortgage Loan Schedule.

         "Moody's":  Moody's Investors Service, Inc. or any successor thereto.

         "Mortgage":  The mortgage,  deed of trust or other instrument  creating a first lien on, or first priority security interest in, a Mortgaged Property securing a Mortgage Note.

         "Mortgage  File":  The  mortgage  documents  listed in  Section 2.01  hereof  pertaining  to a  particular
Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

         "Mortgage  Loan":  Each  mortgage  loan  (including  Cooperative  Loans)  identified  in the Mortgage Loan
Schedule.

         "Mortgage  Rate":  With respect to each Mortgage Loan,  the annual rate at which interest  accrues on such
Mortgage Loan from time to time in accordance with the provisions of the related Mortgage Note.

         "Mortgage  Loan  Schedule":  As of any date,  the list of mortgage  loans  attached  hereto as Schedule I.
The Mortgage  Loan  Schedule  shall be prepared by the Seller and shall set forth the  following  information  with respect to each Mortgage Loan:

                  (i)      the Mortgage Loan identifying number;

                  (ii)     the Mortgagor's name;

                  (iii)    the street  address of the Mortgaged  Property,  including the state and  five-digit ZIP code;

                  (iv)     a code indicating  whether the Mortgaged  Property was  represented by the borrower,  at the time of origination, as being owner-occupied;

                  (v)      a code indicating whether the Residential  Dwelling  constituting the Mortgaged Property is  (a) a  detached  single  family  dwelling,  (b) a  dwelling  in  a  planned  unit  development,  (c) a condominium  unit, (d) a two- to four-unit  residential  property,  (e) a townhouse,  (f) a cooperative or
         (g) other type of Residential Dwelling;

                  (vi)     if the related  Mortgage Note permits the borrower to make Monthly  Payments of interest only for a specified  period of time,  (a) the  original  number of such  specified  Monthly  Payments and
         (b) the remaining number of such Monthly Payments as of the Cut-Off Date;

                                                     22

                  (vii)    the original months to maturity;

                  (viii)   the stated  remaining  months to maturity  from the Cut-Off  Date based on the  original amortization schedule;

                  (ix)     the Loan-to-Value Ratio at origination;

                  (x)      the value of any Additional Collateral at origination;

                  (xi)     the Mortgage Rate in effect immediately following the Cut-Off Date;

                  (xii)    the date on which the first Monthly Payment is or was due on the Mortgage Loan;

                  (xiii)   the stated maturity date;

                  (xiv)    the Master Servicing Fee Rate and the Servicing Fee Rate, if any;

                  (xv)     whether such loan is an Additional Collateral Mortgage Loan;

                  (xvi)    the  last Due Date on  which a  Monthly  Payment  was  actually  applied  to the  unpaid
         Scheduled Principal Balance;

                  (xvii)   the original principal balance of the Mortgage Loan;

                  (xviii)  the  Scheduled  Principal  Balance of the  Mortgage  Loan on the Cut-Off Date and a code indicating the purpose of the Mortgage Loan (i.e.,  purchase financing,  rate/term  refinancing,  cash-out refinancing);

                  (xix)    the Index and Gross Margin specified in related Mortgage Note;

                  (xx)     the next Adjustment Date, if applicable;

                  (xxi)    the Maximum Mortgage Rate, if applicable;

                  (xxii)   the Value of the Mortgaged Property;

                  (xxiii)  the sale price of the Mortgaged Property, if applicable;

                  (xxiv)   the product code;

                  (xxv)    the Administration Fee Rate therefor; and

                  (xxvi)   whether the Mortgage  Loan is an  Adjustable  Rate  Mortgage  Loan, a Three-Year  Hybrid
         Mortgage Loan, a Five-Year  Hybrid  Mortgage Loan, a Seven-Year  Hybrid Mortgage Loan or a Ten-Year Hybrid
         Mortgage Loan.

                                                     23

         Information set forth in clauses (ii) and (iii) above  regarding each Mortgagor and the related  Mortgaged
Property  shall be  confidential  and the  Indenture  Trustee  (or the Master  Servicer)  shall not  disclose  such information  except to the extent disclosure may be required by any law or regulatory or administrative  authority;
provided,  however,  that the Indenture  Trustee may disclose on a confidential  basis any such  information to its agents, attorneys and any auditors in connection with the performance of its responsibilities hereunder.

         The  Mortgage  Loan  Schedule,  as in  effect  from  time to time,  shall  also set  forth  the  following information  with  respect to the  Mortgage  Loans in the  aggregate  as of the  Cut-Off  Date:  (1) the  number of
Mortgage Loans;  (2) the  current  Scheduled  Principal  Balance of the Mortgage Loans;  (3) the  weighted  average
Mortgage Rate of the Mortgage Loans;  and (4) the  weighted  average  remaining  months to maturity of the Mortgage
Loans.  The  Mortgage  Loan  Schedule  shall be  amended  from time to time by the  Seller in  accordance  with the provisions of this Agreement.

         "Mortgage  Note":  The  original   executed  note  or  other  evidence  of  indebtedness   evidencing  the
indebtedness of a Mortgagor under a Mortgage Loan.

         "Mortgaged  Property":  Either of (x) the fee simple or  leasehold  interest  in real  property,  together with improvements  thereto  including any exterior  improvements to be completed within 120 days of disbursement of the related Mortgage Loan proceeds,  or (y) in the case of a Cooperative Loan, the related  Cooperative  Shares and
Proprietary Lease, securing the indebtedness of the Mortgagor under the related Mortgage Loan.

         "Mortgagor":  The obligor on a Mortgage Note.

         "Net  Liquidation  Proceeds":  With respect to any  Liquidated  Mortgage Loan or any other  disposition of related Mortgaged Property  (including REO Property),  the related  Liquidation  Proceeds net of Advances,  related
Servicing  Advances,  Master Servicing Fee, related  Servicing Fees and any other accrued and unpaid servicing fees received and retained in connection with the liquidation of such Mortgage Loan or Mortgaged Property.

         "Net Mortgage  Rate":  With respect to any Mortgage Loan (or the related REO Property),  as of any date of determination,  a per annum rate of interest  equal to the then  applicable  Mortgage  Rate for such  Mortgage Loan minus the related Servicing Fee Rate, Master Servicing Fee Rate and the Owner Trustee Fee Rate.

         "Nonrecoverable":  The  determination  by the Master  Servicer (as successor  servicer) or the Servicer in respect of a  delinquent  Mortgage  Loan that if it were to make an Advance in respect  thereof,  such amount would not be recoverable  from any  collections or other  recoveries  (including  Liquidation  Proceeds) on such Mortgage
Loan.

         "Note": Any of the Class 1-A-1,  Class 1-A-2,  Class 2-A-1,  Class 2-A-2,  Class 3-A-1, Class 3-A-2, Class
4-A-1,  Class 4-A-2,  Class 5-A-1,  Class  5-A-2,  Class A-X,  Class  4-A-X,  Class 5-A-X,  Class A-PO,  Class B-1,
Class B-2, Class B-3, Class B-4, Class B-5 or Class B-6 Notes.

                                                     24

         "Note  Interest  Rate":  With  respect to each Class of Notes and any Payment  Date,  the  applicable  per annum rate described in the footnotes to the table in the Preliminary Statement hereto.

         "Note  Principal  Amount":  With  respect to each Note of a given Class  (other than a Notional  Note) and any date of  determination,  the product of (i) the Class Principal  Balance of such Class and (ii) the  applicable
Percentage Interest of such Note.

         "Note Register" and "Note Registrar":  As defined in the Indenture.

         "Noteholder" or "Holder":  As defined in the Indenture.

         "Notional Note":  Any of the Class A-X Note, the Class 4-A-X Note or the Class 5-A-X Note.

         "Offered  Notes":  The  Class 1-A-1,  Class 1-A-2,  Class 2-A-1,  Class 2-A-2,  Class 3-A-1,  Class 3-A-2,
Class 4-A-1, Class 4-A-2, Class 5-A-1 and Class 5-A-2 Notes.

         "Offering Documents":  The Prospectus Supplement and the Prospectus.

         "Officer's  Certificate":  A  certificate  signed by the Chairman of the Board,  the Vice  Chairman of the
Board, the President or a vice president (however denominated),  or by the Treasurer,  the Secretary, or one of the
assistant treasurers or assistant secretaries of the Seller, the Master Servicer,  the Securities  Administrator or
the Depositor, as applicable.

         "One-Month  LIBOR":  For  the  initial  Accrual  Period,  the  Securities   Administrator  will  determine
One-Month  LIBOR for such Accrual Period based on information  available on the second LIBOR Business Day preceding the Closing Date with respect to the Offered  Notes,  and for any Accrual  Period  thereafter,  on the second LIBOR
Business  Day  preceding  the  related  Accrual  Period,  the one month rate which  appears on the  Reuters  Screen
LIBOR01,  as of 11:00 a.m., London time on the LIBOR  Determination  Date. If such rate is not provided,  One-Month
LIBOR shall mean the rate  determined by the  Securities  Administrator  (or a calculation  agent on its behalf) in accordance with the following procedure:

                           (i)      The Securities  Administrator on the LIBOR  Determination Date will request the principal  London offices of each of four major  Reference  Banks in the London interbank market, as selected by the Securities  Administrator,  to provide the
                                    Securities  Administrator  with its offered  quotation  for  deposits in United
                                    States  dollars for the upcoming  one-month  period,  commencing  on the second
                                    LIBOR  Business Day  immediately  following such LIBOR  Determination  Date, to prime banks in the London interbank  market at approximately  11:00 a.m. London time on  such  LIBOR  Determination  Date  and in a  principal  amount  that is representative  for a single  transaction  in  United  States  dollars  in such market at such time. If at least two such  quotations  are provided,  One-Month
                                    LIBOR determined on such LIBOR  Determination  Date will be the arithmetic mean of such quotations  (rounded upwards if necessary to the nearest whole multiple of 0.0625%).

                                                     25

                           (ii)     If fewer than two quotations are provided,  One-Month LIBOR  determined on such
                                    LIBOR  Determination  Date  will  be  the  higher  of  (x) One-Month  LIBOR  as determined on the previous Interest  Determination  Date and (y) the arithmetic mean of the rates quoted at  approximately  11:00 a.m. in New York City on such
                                    LIBOR  Determination Date by three major banks in New York City selected by the
                                    Securities  Administrator  for one-month  United States dollar loans to lending
                                    European  banks,  in a  principal  amount that is  representative  for a single transaction  in United  States  dollars  in such  market at such time  (rounded upwards if  necessary  to the nearest  whole  multiple of  0.0625%);  provided, however, that if the banks so selected by the Securities  Administrator are not quoting as mentioned  in this  sentence,  One-Month  LIBOR  determined  on such
                                    LIBOR  Determination Date will continue to be One-Month LIBOR as then currently in effect on such LIBOR Determination Date.

                           (iii)    The  establishment  of  One-Month  LIBOR  and each  Note  Interest  Rate by the
                                    Securities  Administrator  shall (in the absence of  manifest  error) be final, conclusive  and binding upon each Holder of an Offered Note and the  Securities
                                    Administrator.

         "Operative Agreements":  The Trust Agreement,  the Certificate of Trust, this Agreement,  the Purchase and
Servicing Agreement,  the Indenture,  the Administration  Agreement and each other document  contemplated by any of the foregoing to which the Depositor,  the Owner Trustee, the Securities  Administrator,  the Master Servicer,  the
Indenture Trustee or the Issuer is a party.

         "Opinion of Counsel":  A written opinion of counsel,  who may, without  limitation,  be a salaried counsel for the Depositor,  the Originator,  the Master Servicer,  the Securities  Administrator or the Indenture  Trustee,
acceptable to the Indenture Trustee or the Securities Administrator,  as applicable,  but which must be Independent outside counsel concerning federal income tax matters.

         "Original  Class  Notional  Amount":  With respect to the Class A-X, the  Class 4-A-X  and the Class 5-A-X
Notes, the  corresponding  aggregate  notional amount set forth opposite the Class designation of such Class in the
Preliminary Statement.

         "Original  Class  Principal  Balance":  With respect to each Class of Notes other than the Notional Notes, the  corresponding  aggregate  amount set forth  opposite the Class  designation  of such Class in the  Preliminary
Statement.

                                                     26

         "Original  Trust  Agreement":  The Interim  Trust  Agreement  dated as of July 24, 2008 by and between the
Owner Trustee and the Depositor pursuant to which the Issuer was formed by filing of the Certificate of Trust.

         "Originator":  PHH Mortgage Corporation.

         "Outstanding  Mortgage  Loan":  As of any Due Date,  a Mortgage  Loan with a Scheduled  Principal  Balance greater  than  zero,  that was not the  subject  of a  prepayment  in full  prior to such Due Date and that did not become a Liquidated Mortgage Loan prior to such Due Date.

         "Overcollateralized  Group":  If, on any Payment  Date,  any Loan Group is an  Undercollateralized  Group,
any Loan Group that is not an Undercollateralized Group.

         "Owner Trustee":  LaSalle National Trust Delaware, a national banking  association,  not in its individual capacity,  but solely as owner trustee under the Trust  Agreement,  or any successor in interest  which accepts its appointment as Owner Trustee and agrees to act in such capacity in accordance with the Trust Agreement.

         "Owner  Trustee  Fee":  The  annual  on-going  fee  payable  on behalf  of the Trust to the Owner  Trustee pursuant to Section 8.05 of this Agreement.

         "Owner  Trustee Fee Rate":  For any  Mortgage  Loan,  (i) on the Payment  Date  occurring  in July of each year,  commencing  in July 2009, a fraction,  expressed as a  percentage,  the numerator of which is the portion of the Owner Trustee Fee payable from the Available  Distribution  Amount calculated  pursuant to Section 8.05 and the denominator  of which is the  aggregate  Scheduled  Principal  Balance of the Mortgage  Loans and (ii) on any other
Payment Date, 0.00%.

         "Owner Trust Certificate":  A certificate  representing an undivided  beneficial ownership interest in the
Trust, substantially in the form attached as Exhibit A to the Trust Agreement.

         "Paying Agent":  Initially,  the Securities  Administrator,  in its capacity as paying agent for the Notes under the  Indenture  and paying agent for the  Certificates  under the Trust  Agreement,  or any  successor to the
Securities Administrator in such capacity.

         "Payment  Date":  The 25th day of the month,  or, if such day is not a Business Day, the next Business Day commencing in August 2008.

         "Payment Date Statement":  As defined in Section 5.04(a) hereof.

         "PCAOB":  The Public Company Accounting Oversight Board.

         "Percentage  Interest":  With respect to any Note, a fraction,  expressed as a  percentage,  the numerator of which is the Initial Note Principal Amount or Initial Note Notional Amount,  as applicable,  represented by such
Note and the denominator of which is the Original Class  Principal  Balance or Original Class Notional  Amount,  as
applicable,  of the related Class. With respect to any Owner Trust  Certificate,  the Percentage  Interest noted on

                                                     27

the face of such certificate.

         "Person":   Any  individual,   corporation,   partnership,   limited  liability  company,  joint  venture,
association,  joint stock  company,  trust,  unincorporated  organization  or government or any agency or political subdivision thereof.

         "Prepayment  Interest  Shortfall":  With  respect to any Payment Date and each  Mortgage  Loan that during the related Prepayment Period was the subject of a Principal Prepayment, an amount determined as follows:

                  (a)      with respect to Principal  Prepayments in part received  during the relevant  Prepayment
         Period:  the  difference  between  (i) one  month's  interest at the  applicable  Net Mortgage Rate on the amount of such  prepayment  and  (ii) the  amount of interest for the  calendar  month of such  prepayment
         (adjusted to the applicable Net Mortgage Rate) received at the time of such prepayment; and

                  (b)      with respect to Principal  Prepayments in full received  during the relevant  Prepayment
         Period:  the  difference  between  (i) one  month's  interest at the  applicable  Net Mortgage Rate on the
         Scheduled  Principal  Balance of such  Mortgage Loan  immediately  prior to such  prepayment  and (ii) the amount of interest for the calendar  month of such  prepayment  (adjusted to the  applicable  Net Mortgage
         Rate) received at the time of such prepayment.

         "Prepayment  Period":  With respect to any Payment Date, the calendar  month  preceding the month in which such Payment Date occurs.

         "Principal  Balance":  As to any Mortgage  Loan,  other than a Liquidated  Mortgage Loan, and any day, the related  Cut-Off Date Principal  Balance,  minus all  collections  credited  against the Principal  Balance of such
Mortgage  Loan after the Cut-Off  Date.  For  purposes of this  definition,  a  Liquidated  Mortgage  Loan shall be deemed to have a Principal  Balance  equal to the  Principal  Balance of the related  Mortgage Loan as of the final recovery of related  Liquidation  Proceeds and a Principal  Balance of zero thereafter.  As to any REO Property and any day, the Principal  Balance of the related Mortgage Loan  immediately  prior to such Mortgage Loan becoming REO
Property.

         "Principal Distribution Amount": For any Payment Date and a Loan Group will be the sum of:

         (1)      scheduled  Monthly  Payments of  principal  on the  Mortgage  Loans in the related Loan Group due during the related Due Period;

         (2)      the principal  portion of the Purchase  Price  received with respect to the Mortgage Loans in the related Loan Group,  which were  repurchased  pursuant to Section 2.04  hereof during the related
                  Prepayment Period; and

         (3)      any other  unscheduled  payments of principal  which were  received on the Mortgage  Loans in the related Loan Group during the related  Prepayment  Period,  other than  Principal  Prepayments in

                                                     28

                  full, Principal Prepayments in part, Subsequent Recoveries or Liquidation Principal.

         "Principal Only Notes":  The Class A-PO Notes.

         "Primary  Insurance  Policy":  Mortgage  guaranty  insurance,  if any, on an individual  Mortgage Loan, as evidenced by a policy or certificate.

         "Principal  Prepayment":  Any  payment of  principal  made by the  Mortgagor  on a  Mortgage  Loan that is received in advance of its scheduled  Due Date and that is not  accompanied  by an amount of interest  representing the full  amount  of  scheduled  interest  due on any Due Date in any month or  months  subsequent  to the month of prepayment.

         "Principal  Prepayment  Amount":  For any  Payment  Date and a Loan  Group,  the sum of (i) all  Principal
Prepayments  in part and all Principal  Prepayments  in full with respect to the Mortgage  Loans in that Loan Group which were  received  during the related  Prepayment  Period and  (ii) any  Subsequent  Recoveries  with respect to
Mortgage Loans in that Loan Group received during the related Prepayment Period.

         "Proprietary  Lease":  With respect to any  Cooperative  Unit, a lease or  occupancy  agreement  between a
Cooperative Corporation and a holder of related Cooperative Shares.

         "Prospectus":  The  Prospectus  Supplement,  together  with the  accompanying  prospectus,  dated March 1,
2007, relating to the Offered Notes.

         "Prospectus  Supplement":  That  certain  Prospectus  Supplement,  dated July 25,  2008,  relating  to the initial sale of the Offered Notes.

         "Purchase and Servicing  Agreement":  The Mortgage Loan Flow Purchase,  Sale & Servicing  Agreement  dated as of December  14, 2007 among PHH Mortgage  Corporation,  Bishop's  Gate  Residential  Mortgage  Trust and Chimera
Investment Corporation, as modified by the Assignment Agreement.

         "Purchase  Price":  With  respect to any Mortgage  Loan or REO Property to be purchased  pursuant to or as contemplated  by  Section 2.04,  Section 3.25,  Section 5.08  or  Section 10.01  hereof,  and  as  confirmed  by an
Officers'  Certificate from the Originator to the Indenture Trustee,  an amount equal to the sum of (i) 100% of the
Principal  Balance thereof as of the date of purchase (or such other price as is provided in  Section 10.01),  plus
(ii) in the case of (x) a Mortgage Loan,  accrued  interest on such  Principal  Balance at the applicable  Mortgage
Rate from the Due Date as to which  interest was last covered by a payment by the Mortgagor  through the end of the calendar month in which the purchase is to be effected,  and (y) an REO Property,  the sum of (1) accrued  interest on such Principal  Balance at the applicable  Mortgage Rate from the Due Date as to which interest was last covered by a payment by the  Mortgagor  plus  (2) REO  Imputed  Interest  for such REO  Property  for each  calendar  month commencing  with the calendar  month in which such REO Property was acquired and ending with the calendar  month in which  such  purchase  is to be  effected,  net of the  total of all net  rental  income,  Insurance  Proceeds  and
Liquidation  Proceeds  that as of the date of purchase had been  distributed  as or to cover REO Imputed  Interest, plus (iii) any unreimbursed  Servicing Advances allocable to such Mortgage Loan or REO Property,  plus (iv)  in the

                                                     29

case of a Mortgage Loan required to be purchased  pursuant to Section 2.04  hereof,  any costs and damages incurred by the  Indenture  Trustee in respect  of a breach or defect  giving  rise to the  purchase  obligations  or by the
Issuer in connection with any violation by such Mortgage Loan of any predatory- or abusive-lending laws.

         "Qualified  Substitute  Mortgage  Loan":  A Mortgage  Loan  substituted  by the  Originator  for a Deleted
Mortgage Loan which must, on the date of such substitution,  (i) have a Principal  Balance,  after deduction of all
Monthly  Payments  due and received in the month of  substitution,  not in excess of the  Principal  Balance of the
Deleted  Mortgage  Loan and not less than ninety  percent (90%) of the  Principal  Balance of the Deleted  Mortgage
Loan,  (ii) have a remaining  term to maturity  not greater than (and not more than one year less than) that of the
Deleted  Mortgage Loan,  (iii) have a Mortgage Rate not less than (and not more than one  percentage  point greater than) the Mortgage Rate of the Deleted  Mortgage Loan,  (iv) with  respect to each Qualified  Substituted  Mortgage
Loan for Loan  Group 1,  Loan  Group 2 and Loan  Group 3, have a  Minimum  Rate not less  than that of the  Deleted
Mortgage  Loan,  (v) with  respect to each Qualified  Substituted  Mortgage Loan for Loan Group 1, Loan Group 2 and
Loan  Group 3,  have a  Maximum  Rate  not less  than  that of the  Deleted  Mortgage  Loan  and not more  than one
(1) percentage  points above that of the Deleted  Mortgage Loan,  (vi) with  respect to each Qualified  Substituted
Mortgage  Loan for Loan  Group 1, Loan  Group 2 and Loan  Group 3,  have a gross  margin  not less than that of the
Deleted  Mortgage  Loan,  (vii) with  respect to each  Qualified  Substituted  Mortgage Loan for Loan Group 1, Loan
Group 2 and Loan  Group 3,  have a periodic  rate cap equal to that of the Deleted  Mortgage  Loan,  (viii) have  a
Loan-to-Value  Ratio at the time of  substitution  equal to or less  than the  Loan-to-Value  Ratio of the  Deleted
Mortgage Loan at the time of substitution,  (ix) with respect to each Qualified  Substituted Mortgage Loan for Loan
Group 1, Loan  Group 2 and Loan  Group 3,  have the same  Adjustment  Date as that of the  Deleted  Mortgage  Loan,
(x) with respect to each Qualified  Substituted Mortgage Loan for Loan Group 1, Loan Group 2 and Loan Group 3, have the same  index  as that of the  Deleted  Mortgage  Loan,  (xi) comply  as of the date of  substitution  with  each representation  and warranty set forth in Sections  3.01,  3.02 and 3.03 of the Purchase and  Servicing  Agreement,
(xii) be in the same credit grade category as the Deleted  Mortgage Loan and  (xiii) have  the same Due Date as the
Deleted  Mortgage  Loan;  (xiv) be  current  as  of  the  date  of  substitution  (xv) have  been  underwritten  or reunderwritten  in accordance  with the same  underwriting  criteria and  guidelines as the Deleted  Mortgage Loan,
(xvi) have  the same lien status as the Deleted  Mortgage  Loan;  (xvii) have  a credit score not less than that of the Deleted  Mortgage  Loan. In the event that one or more mortgage loans are  substituted  for one or more Deleted
Mortgage  Loans,  the  amounts  described  in clause  (i) hereof  shall be  determined  on the  basis of  aggregate principal  balances,  the terms  described in clauses,  (ii),  (viii) and (xvii)  hereof shall be determined on the basis of weighted average remaining term to maturity,  Loan-to-Value  Ratio and credit score,  except to the extent otherwise  provided in this sentence,  the  representations  and warranties  described in clause (x) hereof must be satisfied as to each Qualified Substitute Mortgage Loan or in the aggregate, as the case may be.

         "Rapid Prepayment Conditions":  The situation that exists when:

         •        the  aggregate  Class  Principal  Balances of the Offered Notes related to a Loan Group have been reduced to zero;

                                                     30

         •        the Payment Date is prior to the Credit Support Depletion Date; and

         •        either (i) the Aggregate  Subordinate  Percentage on that date is less than 200% of the Aggregate
                  Subordinate  Percentage  as of the  Closing  Date or  (ii) the  Principal  Balance  of the sum of
                  (a) all  Mortgage Loans  delinquent 60 days or more (including  Mortgage Loans in foreclosure and
                  REO  properties)  and  (b) all  Mortgage  Loans that have been  modified  for the purpose of loss mitigation  within 12 months of the related Payment Date,  averaged over the last six months,  as a percentage of the aggregate Class Principal  Balance of the Subordinate  Notes, is greater than or equal to 50%.

         "Rating Agency":  Each of Moody's and Fitch and any respective  successors thereto.  If Moody's,  Fitch or their  respective  successors  shall no longer be in  existence,  "Rating  Agency"  shall  include such  nationally recognized  statistical  rating  agency or  agencies,  or other  comparable  Person or Persons,  as shall have been designated by the Depositor,  notice of which designation shall be given to the Indenture  Trustee,  the Securities
Administrator and the Master Servicer.

         "Realized Loss":  For any Payment Date and (i) any  Mortgage Loan which became a Liquidated  Mortgage Loan during the  related  Prepayment  Period,  the sum of (a) the  Scheduled  Principal  Balance of such  Mortgage  Loan remaining  outstanding  (after all  recoveries of principal  including Net  Liquidation  Proceeds have been applied thereto) and the principal  portion of  Non-Recoverable  Advances made by the Servicer  and/or the Master  Servicer with respect to such  Mortgage  Loan which have been  reimbursed  from amounts  received in respect of the Mortgage
Loans in such Loan Group other than the related  Mortgage Loan, and (b) the accrued  interest on such Mortgage Loan remaining  unpaid and the interest  portion of  Non-Recoverable  Advances  made by the  Servicer  and/or the Master
Servicer  with respect to such  Mortgage Loan which have been  reimbursed  from amounts  received in respect of the
Mortgage Loans of the related Loan Group other than the related  Mortgage Loan,  (ii) a  Mortgage Loan subject to a
Deficient  Valuation,  the excess of the  Scheduled  Principal  Balance of that  Mortgage  Loan over the  principal amount as reduced in connection  with the proceedings  resulting in a Deficient  Valuation,  (iii) a  Mortgage Loan subject to a Debt Service Reduction,  the present value of all monthly Debt Service Reductions,  discounted monthly at the  applicable  Mortgage Rate and (iv) any  Mortgage  Loan  modified  pursuant to the terms of the Purchase and
Servicing  Agreement  or this  Agreement,  the amount,  if any, by which the  Scheduled  Principal  Balance of such
Mortgage Loan has been reduced as a result of such modification.

         "Recognition  Agreement":  With  respect  to any  Cooperative  Loan,  an  agreement  between  the  related
Cooperative  Corporation  and the  originator of such  Mortgage Loan to establish the rights of such  originator in the related Cooperative Property.

         "Record  Date":  With respect to each Payment  Date and the Notes,  the last  Business Day of the calendar month preceding the month in which such Payment Date occurs.

         "Refinancing  Mortgage  Loan":  Any Mortgage  Loan  originated in connection  with the  refinancing  of an existing mortgage loan.

                                                     31

         "Regulation   AB":   Subpart   229.1100   -  Asset   Backed   Securities   (Regulation   AB),   17  C.F.R.
§§229.1100-229.1123,  as  such  may be  amended  from  time  to  time,  and  subject  to  such  clarifications  and interpretations  as have  been  provided  by the  Commission  in the  adopting  release  (Asset-Backed  Securities,
Securities Act Release No. 33-8518,  70 Fed. Reg.  1,506,  1,531 (Jan. 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

         "Relevant  Servicing  Criteria":  The Servicing Criteria applicable to each party, as set forth on Exhibit
F attached  hereto and any similar  exhibit set forth in the  Purchase  and  Servicing  Agreement in respect of the
Servicer.  Multiple parties can have  responsibility  for the same Relevant Servicing  Criteria.  With respect to a
Servicing Function Participant engaged by the Master Servicer,  the Securities  Administrator or the Servicer,  the
term "Relevant  Servicing  Criteria" may refer to a portion of the Relevant Servicing  Criteria  applicable to such parties.

         "Relief Act":  The Servicemembers Civil Relief Act, as amended.

         "Remittance Report":  The Master Servicer's  Remittance Report to the Securities  Administrator  providing information  with respect to each Mortgage  Loan which is provided no later than the second  Business Day following each  Determination  Date and which shall contain such information as may be agreed upon by the Master Servicer and the Securities  Administrator  and which shall be sufficient to enable the Securities  Administrator to prepare the related Payment Date Statement.

         "REO  Account":  The  account or  accounts  maintained  by the  Servicer  in  respect  of an REO  Property pursuant to the Purchase and Servicing Agreement.

         "REO Disposition":  The sale or other disposition of an REO Property on behalf of the Trust.

         "REO Imputed  Interest":  As to any REO  Property,  for any calendar  month during which such REO Property was at any time part of the  Trust  Estate,  one  month's  interest  at the  applicable  Net  Mortgage  Rate on the
Principal  Balance of such REO Property (or, in the case of the first such calendar month, of the related  Mortgage
Loan if appropriate) as of the Close of Business on the Due Date in such calendar month.

         "REO Principal  Amortization":  With respect to any REO Property,  for any calendar month, the excess,  if any, of (a) the  aggregate of all amounts  received in respect of such REO  Property  during such  calendar  month, whether in the form of rental income, sale proceeds  (including,  without limitation,  that portion of the Clean-Up
Call Purchase  Price,  paid in connection  with a purchase of all of the Mortgage  Loans and REO  Properties in the
related Loan Group pursuant to  Section 10.01  hereof that is allocable to such REO Property) or otherwise,  net of any portion of such amounts  (i) payable  pursuant to the  applicable  provisions  of the  Purchase  and  Servicing
Agreement in respect of the proper  operation,  management and  maintenance of such REO Property or (ii) payable or reimbursable  to the Servicer  pursuant to the  applicable  provisions of the Purchase and Servicing  Agreement for unpaid  Master  Servicing  Fees and  Servicing  Fees in  respect  of the  related  Mortgage  Loan and  unreimbursed

                                                     32

Servicing  Advances  and Advances in respect of such REO Property or the related  Mortgage  Loan,  over (b) the REO
Imputed Interest in respect of such REO Property for such calendar month.

         "REO  Property":  A  Mortgaged  Property  acquired  by  the  Servicer  on  behalf  of the  Issuer  through foreclosure  or  deed-in-lieu  of  foreclosure  in accordance  with the  applicable  provisions of the Purchase and
Servicing Agreement.

         "Reportable Event":  As defined in Section 3.19(c).

         "Reporting Servicer":  As defined in Section 3.19(b).

         "Reserve  Fund":  The reserve fund created and  maintained  by the  Securities  Administrator  pursuant to
Section 4.06  which shall be entitled  "Reserve Fund, Wells Fargo Bank,  N.A., as Securities  Intermediary for HSBC
Bank  USA,  National  Association,  as  Indenture  Trustee,  in trust for the  Holders  of the PHH  Mortgage  Trust
2008-CIM2 Mortgage-Backed Notes Series 2008-CIM2", and which must be an Eligible Account.

         "Residential  Dwelling":  Any one of the following:  (i) a detached  one-family  dwelling,  (ii) a two- to four-family  dwelling,  (iii) a one-family dwelling unit in a condominium project,  (iv) a manufactured home, (v) a cooperative unit or (vi) a detached  one-family  dwelling in a planned unit development,  none of which is a mobile home.

         "Responsible  Officer":  When used with  respect  to the  Indenture  Trustee,  the  Owner  Trustee  or the
Securities  Administrator,  any director, any vice president,  any assistant vice president, any associate assigned to the Corporate  Trust Office (or similar group) or any other officer of the Indenture  Trustee,  Owner Trustee or
Securities  Administrator,  as applicable,  customarily  performing  functions similar to those performed by any of the above  designated  officers,  in each  case,  having  direct  responsibilities  for the  administration  of the
Operative Agreements to which the Indenture Trustee, the Securities  Administrator,  the Owner Trustee or the Trust
is a party and,  with respect to a particular  matter,  to whom such matter is referred  because of such  officer's knowledge of and familiarity with the particular subject.

         "Sarbanes-Oxley  Act":  The  Sarbanes-Oxley  Act of 2002 and the rules and  regulations  of the Commission promulgated thereunder (including any interpretations thereof by the Commission's staff).

         "Sarbanes-Oxley  Certification":  A  written  certification  covering  the  activities  of  all  Servicing
Function  Participants  (excluding the Custodian) and the Servicer and signed by an officer of the Master  Servicer that complies with (i) the  Sarbanes-Oxley  Act of 2002, as amended from time to time, and  (ii) Exchange Act Rules
13a-14(d)  and  15d-14(d),  as in effect  from time to time;  provided  that if,  after the  Closing  Date  (a) the
Sarbanes-Oxley  Act of 2002 is amended,  (b) the Rules referred to in clause (ii) are modified or superseded by any subsequent  statement,  rule or regulation of the  Commission  or any statement of a division  thereof,  or (c) any future  releases,  rules and regulations are published by the Securities and Exchange  Commission from time to time pursuant to the  Sarbanes-Oxley  Act of 2002,  which in any such case affects the form or substance of the required certification and results in the required  certification  being, in the reasonable judgment of the Master Servicer, materially  more onerous than the form of the required  certification  as of the Closing Date,  the  Sarbanes-Oxley
Certification  shall be as agreed to by the Master  Servicer,  the Depositor and the Seller following a negotiation in good faith to determine how to comply with any such new requirements.

                                                     33

         "Scheduled  Principal  Balance":  With respect to any Mortgage Loan:  (a) as of any date of  determination up to and  including the Payment Date on which the  proceeds,  if any, of a Liquidation  Event with respect to such
Mortgage  Loan would be  distributed,  the  outstanding  principal  balance of such Mortgage Loan as of the Cut-Off
Date,  as shown in the Mortgage  Loan  Schedule  plus any  Capitalization  Reimbursement  Amounts for such Mortgage
Loan,  if any,  minus,  in the case of each Mortgage  Loan,  the sum of (i) the  principal  portion of each Monthly
Payment due on a Due Date subsequent to the Cut-Off Date, whether or not received,  (ii) all Principal  Prepayments received  after  the  Cut-Off  Date,  to the  extent  distributed  pursuant  to  Section 5.01  before  such date of determination and (iii) all  Liquidation  Proceeds and Insurance  Proceeds applied by the Servicer as recoveries of principal in accordance  with the  applicable  provisions of the Purchase and  Servicing  Agreement,  to the extent distributed  pursuant to Section 5.01  before such date of  determination;  and (b) as of any date of determination subsequent  to the  Payment  Date on which the  proceeds,  if any,  of a  Liquidation  Event  with  respect to such
Mortgage Loan would be  distributed,  zero. With respect to any REO Property:  (x) as of any date of  determination up to and  including the Payment Date on which the  proceeds,  if any, of a Liquidation  Event with respect to such
REO Property would be distributed,  an amount (not less than zero) equal to the Scheduled  Principal Balance of the related  Mortgage  Loan as of the date on which such REO Property  was  acquired on behalf of the Trust,  minus the aggregate  amount of REO Principal  Amortization in respect of such REO Property for all previously  ended calendar months, to the extent distributed  pursuant to  Section 5.01 before  such date of determination;  and (y) as of any date of  determination  subsequent to the Payment Date on which the proceeds,  if any, of a Liquidation  Event with respect to such REO Property would be distributed, zero.

         "Securities":  Collectively, the Notes and the Owner Trust Certificates.

         "Security":  A Note or an Owner Trust Certificate.

         "Securities Act":  The Securities Act of 1933, as amended and the rules and regulations thereunder.

         "Securities  Administrator":  Wells Fargo Bank,  N.A.,  or its  successor  in interest,  or any  successor securities administrator appointed as herein provided.

         "Securities  Intermediary":  The Person acting as Securities  Intermediary  under this Agreement (which is
Wells Fargo Bank, N.A.), its successor in interest,  and any successor Securities  Intermediary  appointed pursuant to Section 4.08.

         "Security  Agreement":  With  respect to any  Cooperative  Loan,  the  agreement  between the owner of the related  Cooperative  Shares and the originator of the related Mortgage Note that defines the terms of the security interest in such Cooperative Shares and the related Proprietary Lease.

         "Security Entitlement":  The meaning specified in Section 8-102(a)(17) of the New York UCC.

                                                     34

         "Seller":  Chimera Investment Corporation.

         "Senior Liquidation  Amount":  For any Payment Date and a Loan Group, is the aggregate,  for each Mortgage
Loan which became a Liquidated Mortgage Loan during the prior Prepayment Period, of the lesser of:

         (1)      the related Senior  Percentage of the Principal  Balance of such Mortgage Loan  (exclusive,  with respect to Loan Group 4, of the related  Group 4 Discount  Fraction of each Group 4 Discount Loan and with  respect  to Loan Group 5, of the  related  Group 5  Discount  Fraction  of each Group 5
                  Discount Fraction Loan); and

         (2)      the related  Senior  Prepayment  Percentage  of the  Liquidation  Principal  with respect to such
                  Mortgage  Loan  (exclusive,  with  respect to Loan Group 4, of the  portion  attributable  to the
                  Group 4 Discount  Fractional  Principal  Amount and with  respect to Loan Group 5, of the portion attributable to the Group 5 Discount Fractional Principal Amount).

         "Senior Note Available Funds  Shortfall":  For any Payment Date and any Class of Hybrid Notes,  the sum of
(i) the  excess of the amount of  interest  that would have  accrued on that class of Hybrid  Notes for the related
Accrual  Period  had the Note  Interest  Rate for such  Class  been  determined  without  regard to the  applicable
Available  Funds Rate over the amount of interest  accrued on such Class of Hybrid Notes at its Note  Interest Rate for such Accrual  Period,  (ii) any  amounts  described in clause  (i) above  for prior  Payment  Dates that remain unpaid,  and  (iii) interest  on the amount  described  in clause  (ii) at  the Note  Interest  Rate for such Class determined without regard to the applicable Available Funds Rate.

         "Senior Note Deferred  Amounts":  For any Payment Date and for each class of Offered Notes,  the excess of
(i) the  aggregate  of any  Realized  Losses on the  Mortgage  Loans  previously  applied in reduction of the Class
Principal  Balance thereof over (ii) the sum of (a) the aggregate of amounts  previously  distributed to such class in reimbursement  thereof and (b) the amount by which the Class Principal  Balance of such class has been increased due to Subsequent Recoveries.

         "Senior Notes":  The Class 1-A-1,  Class 1-A-2,  Class 2-A-1, Class 2-A-2, Class 3-A-1, Class 3-A-2, Class
4-A-1, Class 4-A-2, Class 5-A-1, Class 5-A-2, Class A-X, Class 4-A-X, Class 5-A-X and Class A-PO Notes.

         "Senior  Percentage":  For any Payment Date and the Offered Notes related to a Loan Group,  will equal the percentage  equivalent  of a fraction,  the  numerator of which is the aggregate  Class  Principal  Balance of such
Offered Notes  immediately  prior to that Payment Date,  and the  denominator  of which is the aggregate  Scheduled
Principal  Balance  of the  Mortgage  Loans in such  Loan  Group as of the  first  day of the  related  Due  Period
(exclusive,  with respect to Loan Group 4, of the related  Group 4 Discount  Fraction of each Group 4 Discount Loan and with respect to Loan Group 5, of the related Group 5 Discount Fraction of each Group 5 Discount Loan).

         "Senior  Prepayment  Percentage":  For any Loan Group and any Payment Date,  the  percentage  indicated in the following table:

                                                     35

              Payment Date Occurring In                                 Senior Prepayment Percentage
____________________________________________________________________________________________________________________
August 2008 to July 2015                                100%
August 2015 to July 2016                                the  related   Senior   Percentage  +  70%  of  the  related
                                                        Subordinate Percentage
August 2016 to July 2017                                the  related   Senior   Percentage  +  60%  of  the  related
                                                        Subordinate Percentage
August 2017 to July 2018                                the  related   Senior   Percentage  +  40%  of  the  related
                                                        Subordinate Percentage
August 2018 to July 2019                                the  related   Senior   Percentage  +  20%  of  the  related
                                                        Subordinate Percentage
August 2019 and thereafter                              the related Senior Percentage

         Notwithstanding the foregoing:

                  •   if on any  Payment  Date,  the  Senior  Percentage  for any Loan  Group is  greater  than the initial related Senior Percentage,  the Senior Prepayment  Percentage for each Loan Group for that Payment Date will equal 100%;

                  •   the Senior  Prepayment  Percentage  for each Loan Group will not decrease on any Payment Date on which  (i) the sum of (a) the  aggregate  Scheduled  Principal  Balance of Mortgage  Loans
                      (including  Mortgage Loans in bankruptcy,  foreclosure  and REO  Properties)  which are 60 or more days delinquent  (averaged over the preceding  six-month  period) and (b) the  aggregate
                      Scheduled  Principal  Balance of Mortgage  Loans that have been  modified  for the purpose of loss  mitigation  within  12 months of the  related  Payment  Date,  as a  percentage  of the current  aggregate Class Principal  Balance of the Subordinate  Notes, is equal to or greater than 50% as of such Payment Date, or  (ii) cumulative  Realized Losses on the Mortgage Loans, as a percentage of the original  aggregate Class Principal Balance of the Subordinate  Notes, are greater  than the  applicable  percentage  for such  Payment  Date set forth in the table below:

                                                                 Percentage of the Aggregate Class Principal Balance
                        Payment Date Occurring In                    of Subordinate Notes as of the Cut-Off Date
                  ___________________________________________________________________________________________________
                  August 2015 to July 2016                                  30%
                  August 2016 to July 2017                                  35%
                  August 2017 to July 2018                                  40%
                  August 2018 to July 2019                                  45%
                  August 2019 and thereafter                                50%

                  ; provided,  however,  if the Senior Prepayment  Percentage for each Loan Group does not decrease on any Payment Date because the conditions  set forth in this  paragraph are not  satisfied,  the
                  Senior  Prepayment  Percentage for each Loan Group will decrease to the  applicable  level on the next Payment  Date on which the  conditions  required  for the decrease of the Senior  Prepayment
                  Percentage for each Loan Group are satisfied;

                                                     36

                  •   (i) if  the Two Times  Test is met on any  Payment  Date on or prior to the  Payment  Date in
                      July  2011,  the Senior  Prepayment  Percentage  for each Loan  Group will equal the  related
                      Senior  Percentage plus 50% of the related  Subordinate  Percentage for such Payment Date and
                      (ii) if  the Two  Times  Test is met on any  Payment  Date on or after  the  Payment  Date in
                      August  2011,  the Senior  Prepayment  Percentage  for each Loan Group will equal the related
                      Senior Percentage for such Payment Date.

         "Senior  Principal  Distribution  Amount":  For any  Payment  Date and a Loan Group will be the sum of the following for that Payment Date:

         (1)      the  related  Senior  Percentage  of the  Principal  Distribution  Amount  for  that  Loan  Group
                  (exclusive,  with  respect to Loan Group 4, of the portion  attributable  to the Group 4 Discount
                  Fractional  Principal  Amount and with  respect to Loan Group 5, of the portion  attributable  to the Group 5 Discount Fractional Principal Amount);

         (2)      the related Senior Prepayment  Percentage of the related Principal  Prepayment Amount (exclusive, with  respect to Loan Group 4, of the  portion  attributable  to the Group 4 Discount  Fractional
                  Principal  Amount and with  respect to Loan Group 5, of the portion  attributable  to the Group 5
                  Discount Fractional Principal Amount); and

         (3)      the related Senior Liquidation Amount;

         provided,  however,  that the Senior Principal  Distribution Amount on any Payment Date will be reduced by the extent to which the  Capitalization  Reimbursement  Amount for such  Payment  Date  (exclusive  of the  portion thereof  attributable to the reduction of the Group 4  Discount  Fractional  Principal  Amount and Group 5 Discount
Fractional  Principal Amount, if any) exceeds the amount thereof applied in reduction of the Subordinate  Principal
Distribution  Amount on such Payment Date due to the Subordinate  Principal  Distribution Amount being insufficient to absorb all such amounts.

         "Servicer":  PHH  Mortgage  Corporation,  in its capacity as servicer  under the  Purchase  and  Servicing
Agreement, as amended by the Assignment Agreement.

         "Servicer  Remittance  Date":  With respect to each Mortgage Loan, the 18th day of each month, or the next
Business Day if such 18th day is not a Business Day.

         "Service(s)(ing)":  In  accordance  with  Regulation  AB,  the  act of  servicing  and  administering  the
Mortgage  Loans or any other assets of the Trust by an entity that meets the  definition of "servicer' set forth in
Item 1101 of Regulation AB and is subject to the  disclosure  requirements  set forth in 1108 of Regulation AB. Any uncapitalized  occurrence  of this  term  shall  have  the  meaning  commonly  understood  by  participants  in the residential mortgage-backed securitization market.

         "Servicing  Advances":  With  respect  to the  Servicer  or the  Master  Servicer  as  successor  servicer
(including the Indenture  Trustee in its capacity as successor  Master  Servicer),  all  customary,  reasonable and necessary "out of pocket" costs and expenses  (including  reasonable  attorneys' fees and expenses) incurred by the

                                                     37

Servicer or the Master  Servicer in the performance of its servicing  obligations  under the Purchase and Servicing
Agreement,  or this  Agreement,  as applicable,  including,  but not limited to, the cost of (i) the  preservation, restoration,  inspection and protection of the Mortgaged Property,  (ii) any  enforcement or judicial  proceedings, including foreclosures and (iii) the management and liquidation of the REO Property.

         "Servicing  Criteria":  The  criteria set forth in paragraph  (d) of Item 1122 of  Regulation  AB, as such may be amended from time to time.

         "Servicing  Fee":  With respect to the Servicer and each  Mortgage  Loan  serviced by the Servicer and for any calendar month, the fee payable to the Servicer determined pursuant to the Purchase and Servicing Agreement.

         "Servicing Fee Rate":  With respect to each Mortgage  Loan, the per annum  servicing fee rate set forth on the Mortgage Loan Schedule.

         "Servicing  Function  Participant":  Any  Sub-Servicer  or  Subcontractor,  other than the  Servicer,  the
Master  Servicer,  the Indenture  Trustee,  the Custodian and the  Securities  Administrator,  in each case that is participating in the servicing function within the meaning of Regulation AB.

         "Servicing  Officer":  Any officer of a Master Servicer or Servicer  involved in, or responsible  for, the administration  and servicing of Mortgage Loans,  whose name and specimen  signature  appear on a list of servicing officers  furnished  by the  Master  Servicer  to the  Indenture  Trustee,  the  Securities  Administrator  and the
Depositor on the Closing Date, as such list may from time to time be amended.

         "Servicing  Transfer  Costs":  All  reasonable  costs and  expenses  incurred  by the Master  Servicer  in connection  with the  appointment  of a  successor  servicer  and the  transfer  of  servicing  from a  predecessor servicer,  including,  without limitation,  any reasonable costs or expenses associated with the identification and engagement of a successor  servicer,  the  documentation of the assumption of servicing by the successor  servicer, the complete  transfer of all servicing data and the completion,  correction or manipulation of such servicing data as may be  required  by the Master  Servicer  to correct any errors or  insufficiencies  in the  servicing  data or otherwise to enable the Master Servicer to service the Mortgage Loans properly and effectively.

         "Seven-Year Hybrid Mortgage Loans":  The Mortgage Loans identified as such on Schedule I hereto.

         "Stated Maturity Date":  As defined in the Indenture.

         "Subcontractor":  Any  vendor,  subcontractor  or other  Person  that is not  responsible  for the overall servicing of Mortgage  Loans but performs one or more discrete  functions  identified in Item 1122(d) of Regulation
AB with respect to Mortgage  Loans under the  direction or  authority  of the  Servicer (or a  Sub-Servicer  of the
Servicer), the Master Servicer, the Indenture Trustee or the Securities Administrator.

                                                     38

         "Subordinate  Component  Balance":  For Loan Group 1, Loan Group 2 and Loan  Group 3 and any Payment  Date
will equal the excess of the aggregate  Scheduled  Principal Balance of the Mortgage Loans in such Loan Group as of the first day of the related  Due Period (or the  Cut-Off  Date with  respect to the first  Payment  Date) plus any amounts on deposit in the Reserve Fund  attributable  to such Loan Group as of such Payment Date over the aggregate
Class  Principal  Balances of the Offered Notes relating to such Loan Group then  outstanding;  and with respect to
Loan Group 4 and Loan Group 5 and any  Payment  Date will equal the excess of the  aggregate  principal  balance of the Mortgage  Loans in such Loan Group  (exclusive,  with  respect to Loan Group 4 of the related  Group 4 Discount
Fraction of the Scheduled  Principal  Balance of each Group 4 Discount Loan and with respect to Loan Group 5 of the related  Group 5 Discount  Fraction of the  Scheduled  Principal  Balance of each Group 5 Discount  Loan) as of the first day of the related Due Period (or the Cut-Off Date with respect to the first  Payment  Date) plus any amounts on deposit in the Reserve Fund  attributable  to such Loan Group as of such Payment Date over the  aggregate  Class
Principal  Balances  of the Senior  Notes  relating  to such Loan Group  (other  than the  Interest  Only Notes and
Principal Only Notes) then outstanding.

         "Subordinate  Liquidation  Amount":  For any Payment Date and a Loan Group will be the excess,  if any, of
(i) the  aggregate  Liquidation  Principal  for all  Mortgage  Loans in that Loan  Group  which  became  Liquidated
Mortgage Loans during the related  Prepayment  Period minus (ii) the  related  Senior  Liquidation  Amount for such
Payment  Date  received  during the related  Prepayment  Period and,  with  respect to Loan Group 4, of the portion attributable to the Group 4 Discount  Fractional  Principal Amount and with respect to Loan Group 5, of the portion attributable to the Group 4 Discount Fractional Principal Amount, received during the related Prepayment Period.

         "Subordinate Notes":  The Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Notes.

         "Subordinate  Percentage":  For any  Payment  Date and a Loan  Group  in will be 100%  minus  the  related
Senior Percentage.

         "Subordinate  Prepayment  Percentage":  For any  Payment  Date and a Loan  Group  will be 100%  minus  the related Senior Prepayment Percentage.

         "Subordinate  Principal  Distribution  Amount":  For any  Payment  Date  will be the sum of the  following amounts for each Loan Group for that Payment Date:

         (1)      the related  Subordinate  Percentage  of the  Principal  Distribution  Amount for that Loan Group
                  (exclusive,  with  respect to Loan Group 4, of the  related  Group 4  Discount  Fraction  of each
                  Group 4  Discount  Loan  and  with  respect  to Loan  Group 5, of the  related  Group 5  Discount
                  Fraction of each Group 5 Discount Loan);

         (2)      the related Subordinate Principal Prepayment Amount; and

         (3)      the related Subordinate Liquidation Amount;

                                                     39

provided,  however, that the Subordinate Principal  Distribution Amount will be reduced by (i) amounts  distributed to the Senior Notes  pursuant to  Section 5.01(f)  hereof,  if necessary  and to the extent  available and (ii) any
Capitalization  Reimbursement  Amount for such Payment Date (exclusive of the portion  thereof  attributable to the reduction of the Group 4 Discount  Fractional  Principal Amount and Group 5 Discount  Fractional  Principal Amount,
if any). Any reduction in the  Subordinate  Principal  Distribution  Amount  pursuant to the provision  above shall offset the amount  calculated  pursuant to clause (1),  clause (3) and clause (2), in that order, of the definition of Subordinate Principal Distribution Amount.

         "Subordinate  Principal  Prepayment  Amount":  For any  Payment  Date and a Loan Group will be the related
Subordinate  Prepayment Percentage of the Principal Prepayment Amount for that Loan Group (exclusive,  with respect to Loan Group 4, of the portion  attributable to the Group 4 Discount Fractional  Principal Amount and with respect to Loan Group 5, of the portion attributable to the Group 5 Discount Fractional Principal Amount).

         "Subordination  Level":  For any  specified  date with  respect  to any class of  Subordinate  Notes,  the percentage obtained by dividing:

         (1)      the sum of the Class Principal  Balances of all Subordinate  Notes which are subordinate in right of payment to such Class as of such date before  giving effect to  distributions  of principal or allocations of Realized Losses on the Mortgage Loans on such date; by

         (2)      the sum of the Class  Principal  Balances  of the Notes as of such date before  giving  effect to distributions of principal or allocations of Realized Losses on the Mortgage Loans on such date.

         "Sub-Servicer":  Any  Person  that  (i) services  Mortgage  Loans on behalf of the  Servicer,  the  Master
Servicer,  the Securities  Administrator,  the Indenture  Trustee or the Custodian and (ii) is  responsible for the performance  (whether directly or through  sub-Servicer or  Subcontractors)  of Servicing  functions required to be performed  under this  Agreement,  the Purchase and Servicing  Agreement or any  sub-servicing  agreement  that are identified in Item 1122(d) of Regulation AB.

         "Subsequent  Recovery":  With  respect to any Payment  Date and a Mortgage  Loan that became a  Liquidated
Mortgage  Loan in a month  preceding the related  Prepayment  Period to such Payment Date and with respect to which the related  Realized  Loss was  allocated to one or more Classes of Notes,  an amount  received in respect of such
Liquidated Mortgage Loan during the related Prepayment Period, net of any reimbursable expenses.

         "Substitution Adjustment":  As defined in Section 2.04(d) hereof.

         "Surety  Bond":  The  Limited  Purpose  Surety  Bond  (Policy  No.  AB0039BE),  issued by Ambac  Assurance
Corporation  for the  benefit of certain  beneficiaries,  including  the  Indenture  Trustee for the benefit of the
Holders  of the Notes,  but only to the  extent  that such  Limited  Purpose  Surety  Bond  covers  any  Additional
Collateral Mortgage Loans.

                                                     40

         "Ten-Year Hybrid Mortgage Loans":  The Mortgage Loans identified as such on Schedule I hereto.

         "Three-Year Hybrid Mortgage Loans":  The Mortgage Loans identified as such on Schedule I hereto.

         "Trust":  The Issuer.

         "Trust Account":  Each Distribution  Account,  each Custodial  Account,  the Reserve Fund, the Certificate
Distribution Account and the Class A-X Reserve Fund, as the context requires.

         "Trust Account  Property":  The Trust Accounts,  the  Certificate  Distribution  Account,  all amounts and investments  held  from time to time in the Trust  Accounts  (whether  in the form of  deposit  accounts,  physical property,  book-entry  securities,  uncertificated  securities,  securities  entitlements,  investment  property or otherwise) and all proceeds of the foregoing.

         "Trust  Agreement":  The  Original  Trust  Agreement  as amended and  restated by the Amended and Restated
Trust  Agreement  dated  July  25,  2008  by and  among  the  Depositor,  the  Owner  Trustee  and  the  Securities
Administrator.

         "Trust Estate":  The assets subject to this Agreement and the Indenture  (including  those  transferred by the  Depositor  to the Issuer) and pledged by the Issuer to the  Indenture  Trustee,  which  assets  consist of the following:  (i) such  Mortgage  Loans  as from  time to time  are  subject  to this  Agreement,  together  with the
Mortgage  Files  relating  thereto,  together with all  collections  thereon  (including  any  Insurance  Proceeds,
Liquidation  Proceeds  or other  recoveries)  and  proceeds  thereof,  (ii) any  REO  Property,  together  with all collections  thereon  (including any Insurance  Proceeds,  Liquidation  Proceeds or other  recoveries) and proceeds thereof,  (iii) the  Issuer's rights with respect to the Mortgage Loans under all insurance policies required to be maintained  pursuant  to this  Agreement  and any  proceeds  thereof,  (iv) all  right,  title and  interest of the
Depositor and the Issuer under the Purchase and Servicing  Agreement and the  Assignment  Agreement  (including any security  interest  created  thereby) with respect to the Mortgage  Loans;  (v) the Trust Accounts  (subject to the last sentence of this  definition),  any REO Account and such assets that are  deposited  therein from time to time and any  investments  thereof,  together  with any and all income,  proceeds  and payments  with  respect  thereto,
(vi) all  right,  title and  interest of the Issuer in and to each  security or pledge  agreement  or  guarantee in respect of Additional  Collateral  (including the Surety Bond supporting any Additional  Collateral  Mortgage Loan, the Issuer's  security  interest in and to any Additional  Collateral and the Issuer's rights to require payment in any Additional Collateral Mortgage Loan pursuant to the Purchase and Servicing  Agreement),  (vii) all right, title and  interest  of the Issuer  under the  Administration  Agreement  (viii) all  accounts,  chattel  paper,  deposit accounts,  documents,  general  intangibles,  goods,  instruments,  investment property,  letter-of-credit  rights, letters of credit,  money,  and oil, gas, and other  minerals,  consisting of, arising from, or relating to, any of the foregoing,  and (ix) all proceeds of the foregoing.  Notwithstanding the foregoing,  however,  the Trust Estate specifically  excludes (1) all  payments and other  collections of interest and principal due on the Mortgage Loans on or before the Cut-Off Date and principal  received  before the Cut-Off Date (except any  principal  collected as part of a payment due after the Cut-Off Date) and (2) all  income and gain realized  from Eligible  Investments  of funds on deposit in the Distribution Account.

                                                     41

         "Two Times  Test":  Will be met if (x) on or prior to the  Payment  Date in July 2011,  (i) the  Aggregate
Subordinate  Percentage  is at least  two  times the  Aggregate  Subordinate  Percentage  as of the  Closing  Date,
(ii) the  condition  described  in  clause  (i) of  the  second  bullet in the  definition  of  "Senior  Prepayment
Percentage"  is satisfied and  (iii) cumulative  Realized  Losses with respect to the Mortgage  Loans do not exceed
20% of the aggregate  Class Principal  Balance of the  Subordinate  Notes as of the Closing Date or (y) on or after the Payment Date in August 2011,  (i) the  Aggregate  Subordinate  Percentage is at least two times such  Aggregate
Subordinate  Percentage as of the Closing Date,  (ii) the condition described in clause (i) of the second bullet in the definition of "Senior  Prepayment  Percentage" is satisfied and  (iii) cumulative  Realized Losses with respect to the Mortgage Loans do not exceed 30% of the aggregate  Class Principal  Balance of the  Subordinate  Notes as of
the Closing Date.

         "Undercollateralized  Group":  A Loan  Group  for which  the  aggregate  Class  Principal  Balance  of the
Offered Notes related to such Loan Group (after  giving effect to  distributions  of principal on that Payment Date from  amounts  received  or  advanced  with  respect to the  related  Mortgage  Loans in that Loan Group other than payments  made  pursuant  to  Section 5.01(f))  is greater  than the  Scheduled  Principal  Balance of the  related
Mortgage  Loans in that Loan  Group  (exclusive,  with  respect  to Loan  Group 4 of the  related  Group 4 Discount
Fraction of the Scheduled  Principal  Balance of each Group 4 Discount Loan and with respect to Loan Group 5 of the related  Group 5 Discount  Fraction  of the  Scheduled  Principal  Balance  of each Group 5 Discount  Loan) on such
Payment Date.

         "Undercollateralization Payment":  As defined in Section 5.01(f)(ii).

         "Uniform  Commercial Code": The Uniform  Commercial Code as in effect in any applicable  jurisdiction from time to time.

         "Uninsured  Cause":  Any cause of damage to a Mortgaged  Property  such that the complete  restoration  of such  property  is not fully  reimbursable  by the hazard  insurance  policies  required to be  maintained  on such
Mortgaged Property.

         "Value":  With respect to any Mortgage Loan and the related Mortgaged Property, the lesser of:

                           (i)      the value of such  Mortgaged  Property as  determined  by an  appraisal,  or an automated  valuation  model  (AVM)  in lieu of an  appraisal,  made  for  the  originator  of the
                  Mortgage  Loan at the  time of  origination  of the  Mortgage  Loan by an  appraiser  who met the minimum  requirements of Title XI of the Financial  Institution Reform,  Recovery and Enforcement
                  Act of 1989 and the regulations promulgated thereunder; and

                           (ii)     the purchase  price paid for the related  Mortgaged  Property by the  Mortgagor with the proceeds of the Mortgage Loan;

                                                     42

provided,  however,  that in the case of a  Refinancing  Mortgage  Loan,  such value of the  Mortgaged  Property is generally  based solely upon the value  determined  by an appraisal  made for the  originator  of such  Refinancing
Mortgage  Loan at the time of  origination  by an  appraiser  who met the minimum  requirements  of Title XI of the
Financial Institution Reform, Recovery and Enforcement Act of 1989 and the regulations promulgated thereunder.

         "Voting  Rights":  The portion of the voting  rights of all of the Notes which is  allocated to such Note.
100% of the voting rights shall be allocated among the Classes of Notes, pro rata,  based on a fraction,  expressed as a percentage,  the numerator of which is the Class Principal  Balance of such Class and the denominator of which is the aggregate of the Class  Principal  Balances  then  outstanding.  The voting  rights  allocated to a Class of
Notes shall be allocated among all Holders of such Class,  pro rata,  based on a fraction the numerator of which is the Note Principal  Amount of each Note of such Class and the denominator of which is the Class  Principal  Balance of such Class; provided,  however, that any Note registered in the name of the Depositor,  the Master Servicer, the
Securities  Administrator,  the Indenture  Trustee,  the Owner Trustee or any of their respective  affiliates shall not be included in the  calculation of Voting  Rights.  The Interest Only Notes shall not be entitled to any Voting
Rights.

         "Wells Fargo  Custodial  Agreement":  The custodial  agreement  dated as of July 1, 2008, by and among the
Indenture Trustee, the Servicer and Wells Fargo Bank, as custodian.

         "Writedown Amount":  As defined in Section 5.03(d).

         SECTION 1.02.  ACCOUNTING.

         Unless  otherwise  specified  herein,  for the purpose of any definition or calculation,  whenever amounts are required to be netted,  subtracted  or added or any  distributions  are taken into account such  definition  or calculation and any related definitions or calculations shall be determined without duplication of such functions.

                                                    ARTICLE II

                                           CONVEYANCE OF MORTGAGE LOANS

         SECTION 2.01.  CONVEYANCE OF MORTGAGE LOANS.

         In  consideration  of the  Issuer's  delivery of the  Securities  to the  Depositor or its  designee,  and concurrently with the execution and delivery of this Agreement,  the Depositor does hereby sell, transfer,  assign, set over and otherwise  convey to the Issuer without  recourse,  subject to Sections 2.02, 2.03, 2.04 and 2.05, all of the right,  title and interest of the  Depositor in and to the Mortgage  Loans and the assets  constituting  the
Trust Estate.  To facilitate  the pledge of the Trust Estate to the Indenture  Trustee  pursuant to the  Indenture, the Issuer  hereby  directs  the  Depositor  to assign and  deliver  the Trust  Estate  directly  to the  Indenture
Trustee.  The Indenture  Trustee  declares that,  subject to the review  provided for in the Wells Fargo  Custodial
Agreement,  it has received and shall hold the Trust Estate,  as Indenture  Trustee,  in trust, for the benefit and use of the  Securityholders  and for the  purposes  and  subject  to the  terms  and  conditions  set forth in this
Agreement and the  Indenture.  Concurrently  with such receipt,  the Issuer has issued and delivered the Securities to or upon the order of the Depositor, in exchange for the Trust Estate.

                                                     43

         The foregoing sale, transfer,  assignment,  set-over,  deposit and conveyance does not and is not intended to result in creation or  assumption  by the  Indenture  Trustee of any  obligation  of the  Depositor or any other
Person in connection  with the Mortgage  Loans or any other  agreement or  instrument  relating  thereto  except as specifically set forth herein.

         For purposes of complying with the  requirements of the  Asset-Backed  Securities  Facilitation Act of the
State of Delaware,  6 Del. C. § 2701A,  et seq.  (the  "Securitization  Act"),  each of the parties  hereto  hereby agrees that:

                  (i)      any  property,  assets or rights  purported to be  transferred,  in whole or in part, by the Depositor  pursuant to this Agreement  shall be deemed to no longer be the property,  assets or rights of the Depositor;

                  (ii)     none of the Depositor,  its creditors or, in any insolvency  proceeding  with respect to the Depositor or the Depositor's  property, a bankruptcy trustee,  receiver,  debtor, debtor in possession or similar  person,  to the extent the issue is governed by Delaware law, shall have any rights,  legal or equitable,  whatsoever to reacquire (except pursuant to a provision of this Agreement),  reclaim, recover, repudiate,  disaffirm,  redeem or  recharacterize  as property of the Depositor  any  property,  assets or rights  purported to be  transferred,  in whole or in part,  by the Depositor  pursuant to this  Agreement
         (including the Assignment Agreement);

                  (iii)    in the event of a bankruptcy,  receivership or other insolvency  proceeding with respect to the Depositor or the  Depositor's  property,  to the extent the issue is governed by Delaware law, such property,  assets and rights shall not be deemed to be part of the Depositor's  property,  assets,  rights or estate; and

                  (iv)     the  transaction  contemplated  by this  Agreement  shall  constitute a  "securitization transaction" as such term is used in the Securitization Act.

         In connection  with such transfer and assignment,  the Seller,  on behalf of the Depositor and the Issuer, does hereby deliver on the Closing Date,  unless  otherwise  specified in this  Section 2.01,  to, and deposit with the Indenture  Trustee,  or the  Custodian as its  designated  agent,  the  documents or  instruments  described in
Schedule B-1 of the Purchase and Servicing  Agreement  with respect to each  Mortgage  Loan (a "Mortgage  File") so transferred and assigned.

         In  connection  with the  assignment of any MERS  Mortgage  Loan,  the Seller agrees that it will take (or shall cause the  Servicer to take),  at the  expense of the Seller  (with the  cooperation  of the  Depositor,  the
Seller,  the Issuer,  the Indenture  Trustee and the Master  Servicer),  such actions as are necessary to cause the
MERS® System to indicate that such Mortgage  Loans have been assigned to the Indenture  Trustee in accordance  with this  Agreement for the benefit of the  Securityholders  by including (or deleting,  in the case of Mortgage  Loans that are  repurchased in accordance  with this  Agreement) in such computer files the  information  required by the
MERS® System to identify the series of the Notes issued in connection  with the transfer of such Mortgage  Loans to the PHH Mortgage Trust, Series 2008-CIM2.

         With respect to each  Cooperative  Loan the Seller,  on behalf of the Depositor does hereby deliver to the
Indenture  Trustee (or Custodian) the related  Cooperative  Loan Documents and the Seller will take (or shall cause

                                                     44

the Servicer to take), at the expense of the Seller (with the cooperation of the Depositor,  the Indenture  Trustee and the Master  Servicer)  such actions as are necessary  under  applicable  law  (including but not limited to the
Uniform  Commercial  Code) in order to perfect the  interest  of the  Indenture  Trustee in the  related  Mortgaged
Property.

         Assignments  of each  Mortgage  with respect to each Mortgage Loan that is not a MERS Mortgage Loan (other than a Cooperative Loan) shall be recorded;  provided,  however,  that such assignments need not be recorded if, in the  Opinion  of  Counsel  (which  must be from  Independent  Counsel  and not at the  expense of the Issuer or the
Indenture Trustee)  acceptable to the Indenture Trustee,  each Rating Agency and the Master Servicer,  recording in such states is not required to protect the Indenture  Trustee's  interest in the related Mortgage Loans;  provided, however,  notwithstanding  the delivery of any Opinion of Counsel,  each  assignment of Mortgage shall be submitted for recording by the Seller (or the Seller will cause the Servicer to submit each such  assignment for  recording), at the cost and expense of the Seller,  in the manner  described  above,  at no expense to the Issuer or  Indenture
Trustee,  upon  the  earliest  to  occur of  (1) reasonable  direction  by the  Majority  Securityholders,  (2) the occurrence of a bankruptcy or insolvency  relating to the Seller or the Depositor,  or (3) with  respect to any one
Assignment of Mortgage,  the occurrence of a bankruptcy,  insolvency or foreclosure relating to the Mortgagor under the related  Mortgage.  Subject to the preceding  sentence,  as soon as practicable  after the Closing Date (but in no event more than three  months  thereafter  except to the extent  delays are caused by the  applicable  recording office),  the Seller  shall  properly  record (or the Seller will cause the  Servicer to properly  record),  at the expense of the Seller (with the cooperation of the Depositor,  the Indenture Trustee and the Master  Servicer),  in
each public recording office where the related  Mortgages are recorded,  each Assignment with respect to a Mortgage
Loan that is not a MERS Mortgage Loan.

         The Seller shall deliver or cause to be delivered to the  Custodian,  on behalf of the Indenture  Trustee, promptly upon receipt  thereof,  any other  documents  constituting a part of a Mortgage File received with respect to any Mortgage  Loan sold to the  Depositor by the Seller and required to be delivered to the  Custodian  pursuant to the Wells Fargo Custodial  Agreement,  on behalf of the Indenture  Trustee,  including,  but not limited to, any original documents evidencing an assumption or modification of any Mortgage Loan.

         For  Mortgage  Loans (if any)  that have been  prepaid  in full  after the  Cut-off  Date and prior to the
Closing Date, the Seller, in lieu of delivering the above documents,  herewith  delivers to the Indenture  Trustee, or to the Custodian on behalf of the Indenture  Trustee,  an Officer's  Certificate which shall include a statement to the effect that all amounts  received in connection  with such  prepayment  that are required to be deposited in the  Distribution  Account have been so deposited.  All original  documents that are not delivered to the Indenture
Trustee on behalf of the Issuer  shall be held by the Master  Servicer or the  Servicer in trust for the  Indenture
Trustee, for the benefit of the Issuer and the Securityholders.

         Upon  discovery  or receipt  of notice of any  materially  defective  document  in, or that a document  is missing from, a Mortgage File,  the Seller shall have 90 days to cure such defect or deliver such missing  document to the  Indenture  Trustee.  If the Seller does not cure such defect or deliver such missing  document  within such time  period,  the Seller  shall  either  repurchase  or  substitute  for such  Mortgage  Loan in  accordance  with
Section 2.04 hereof.

                                                     45

         The Depositor  herewith  delivers to the Indenture  Trustee an executed copy of the Purchase and Servicing
Agreement.

         The parties  hereto agree that it is not intended  that any mortgage loan be included in the Trust that is
(i) a "High-Cost  Home Loan" as defined in the New Jersey Home  Ownership Act effective  November 27, 2003,  (ii) a
"High-Cost  Home Loan" as defined in the New Mexico Home Loan  Protection  Act effective  January 1, 2004,  (iii) a
"High Cost Home Mortgage Loan" as defined in the Massachusetts  Predatory Home Practices Act effective  November 7,
2004 or (iv) a "High-Cost Home Loan" as defined in the Indiana High Cost Home Loan Law effective January 1, 2005.

         SECTION 2.02.  ACCEPTANCE OF THE TRUST ESTATE.

         Subject to the provisions of  Section 2.01,  the Depositor  hereby  delivers the documents  referred to in
Section 2.01  and all other assets  included in the definition of "Trust  Estate" to the Indenture  Trustee (or the
Custodian on its behalf) on behalf of the Issuer and the Issuer  acknowledges  that such delivery  will  constitute receipt by the Issuer.

         The  Indenture  Trustee  acknowledges  receipt by it or by the  Custodian  on its  behalf,  subject to the provisions  of  Section 2.01  and subject to the review set forth in the Wells Fargo  Custodial  Agreement  and any exceptions  noted on the  exception  report  delivered  pursuant to the Wells  Fargo  Custodial  Agreement,  of the documents  referred to in Section 2.01  above and all other assets included in the definition of "Trust Estate" and declares  that,  it, or the Custodian on its behalf,  holds and will hold such  documents  and the other  documents delivered to it  constituting a Mortgage File, and that it, or the Custodian on its behalf,  holds or will hold all such assets and such other assets  included in the  definition of "Trust Estate" in trust for the exclusive use and benefit of all present and future Securityholders.

         Nothing in this  Agreement  shall be construed to constitute an assumption by the Indenture  Trustee,  any
Custodian or the  Securityholders  of any unsatisfied duty, claim or other liability on any Mortgage Loan or to any
Mortgagor.

         Notwithstanding  anything to the  contrary  contained  herein,  the parties  hereto  acknowledge  that the functions of the  Indenture  Trustee with respect to the custody,  acceptance,  inspection  and release of Mortgage
Files,  including but not limited to certain  insurance  policies and documents  contemplated  by this Agreement or the Wells  Fargo  Custodial  Agreement,  and the  preparation  and  delivery  of related  certifications,  shall be performed by the Custodian.

         SECTION 2.03.  GRANT CLAUSE

                  (a) It is intended  that the  conveyance  by the  Depositor to the Issuer of the  Mortgage  Loans
         and the assets in the Trust  Estate,  as  provided  for in  Section 2.01,  be  construed  as a sale by the
         Depositor  to the Issuer of the  Mortgage  Loans and the assets in the Trust  Estate.  Further,  it is not intended  that any such  conveyance be deemed to be a grant of a security  interest in the Mortgage  Loans and the assets in the Trust  Estate by the  Depositor  to the Issuer to secure a debt or other  obligation of the  Depositor.  However,  in the event that the Mortgage  Loans and the assets in the Trust Estate are held to be property of the  Depositor  or if for any reason this  Agreement  is held or deemed to create a

                                                     46

         security  interest in the  Mortgage  Loans and the assets in the Trust  Estate,  then  (a) this  Agreement shall be a security  agreement  within  the  meaning  of  Articles  9 of the New York UCC (or the  Uniform
         Commercial  Code if not the New York  UCC);  (b) the  conveyance  provided  for in  Section 2.01  shall be deemed to be a grant by the  Depositor to the Issuer of, and the  Depositor  hereby  grants to the Issuer, to secure all of its obligations  hereunder,  a security interest in all of the Depositor's  right,  title and interest,  whether now owned or hereafter  acquired,  in and to (A) the Mortgage Loans,  including the
         Mortgage  Notes,  the Mortgages,  any related  insurance  policies and all other  documents in the related
         Mortgage  Files,  (B) all  amounts  payable  pursuant to the Mortgage  Loans in accordance  with the terms thereof  (C) all the assets of the Trust  Estate,  (D) all  accounts,  chattel  paper,  deposit  accounts,
         documents,  general  intangibles,  goods,  instruments,   investment  property,  letter-of-credit  rights,
         letters of credit,  money, and oil, gas, and other minerals,  consisting of, arising from, or relating to, any of the  foregoing,  (E) all proceeds of the  conversion,  voluntary or  involuntary,  of the foregoing into cash,  instruments,  securities or other  property,  including  without  limitation  all  Liquidation
         Proceeds,  all Insurance  Proceeds,  all amounts from time to time held or invested in the Trust Accounts, whether  in the form of cash,  instruments,  securities  or other  property  and (F) all  proceeds  of the foregoing.

                  (b) The Depositor  and, at the  Depositor's  direction,  the Seller and the Issuer shall,  to the extent  consistent with this Agreement,  take such reasonable  actions as may be necessary to ensure that, if this  Agreement  were deemed to create a security  interest in the  Mortgage  Loans and the property of the Trust Estate,  such security  interest  would be deemed to be a perfected  security  interest of first priority  under  applicable  law and will be maintained  as such  throughout  the term of this  Agreement.
         Without  limiting the generality of the foregoing,  the Depositor shall prepare and deliver to the Issuer, and the Issuer  shall  forward for filing,  or shall cause to be forwarded  for filing,  at the expense of the Depositor,  all filings  necessary to maintain the  effectiveness  of any original  filings  necessary under the Uniform  Commercial  Code to perfect the Issuer's  security  interest in the  Mortgage  Loans as evidenced by an Officer's  Certificate of the Depositor,  including  without  limitation  (x) continuation statements,  and  (y) such  other  statements  as may be  occasioned  by  (1) any  change  of  name of the
         Depositor or the Issuer,  (2) any change in the type or  jurisdiction  of organization of the Depositor or
         (3) any transfer of any interest of the Depositor in any Mortgage Loan.

                  (c)  Neither  the  Depositor  nor the Issuer  shall  organize  under the law of any  jurisdiction other  than the State  under  which  each is  organized  as of the  Closing  Date  (whether  changing  its jurisdiction  of  organization  or organizing  under an additional  jurisdiction)  without  giving 30 days prior  written  notice of such  action to its  immediate  transferee,  including  the  Indenture  Trustee.
         Before  effecting such change,  each of the Depositor or the Issuer  proposing to change its  jurisdiction of  organization  shall  prepare  and file in the  appropriate  filing  office any  financing  statements, amendments  or other  statements  necessary  to continue  the  perfection  of its transfer of the Mortgage
         Loans.  In connection  with the  transactions  contemplated  by this Agreement and the Indenture,  each of the Depositor and the Issuer authorizes its immediate transferee,  including the Securities  Administrator acting  on  behalf  of the  Indenture  Trustee,  to  file  in any  filing  office  any  initial  financing statements,  any amendments to financing statements,  any continuation statements, or any other statements or filings described in Section 2.03(b) and this Section 2.03(c).

                                                     47

                  (d) The Depositor  shall not take any action  inconsistent  with the sale by the Depositor of all of its right,  title and  interest  in and to the Trust  Estate and shall  indicate  or shall  cause to be indicated  in its records and records  held on its behalf that  ownership  of each  Mortgage  Loan and the other  property of the Issuer is held by the Issuer.  In  addition,  the  Depositor  shall  respond to any inquiries  from third  parties with  respect to ownership of a Mortgage  Loan or any property of the Trust
         Estate by stating  that it is not the owner of such  Mortgage  Loan and that  ownership  of such  Mortgage
         Loan or property of the Trust Estate is held by the Issuer on behalf of the Noteholders.

         SECTION 2.04.  REPURCHASE OR SUBSTITUTION OF MORTGAGE LOANS BY THE ORIGINATOR.

                  (a) Upon  discovery  or receipt  of  written  notice  that a  document  does not comply  with the requirements  of  Section 2.01  hereof,  or that a document  is missing  from,  a Mortgage  File or of the breach by the  Originator  of any  representation,  warranty or covenant  under its Purchase and Servicing
         Agreement which  materially  adversely  affects the value of that Mortgage Loan or the interest therein of the  Securityholders,  (i) in the case of  Mortgage  Loan  documentation  that is not in  compliance  with
         Section 2.01  or is missing,  the  Indenture  Trustee (or the  Custodian  as its  designated  agent) shall promptly notify the Originator of such  noncompliance  or missing document and request that the Originator deliver  such  missing  document  or cure  such  noncompliance  within  60 days  from  the  date  that the
         Originator  was  notified  of such  missing  document or  noncompliance,  and if the  Originator  does not deliver such missing  document or cure such  noncompliance  in all material  respects  during such period, the  Indenture  Trustee  shall  enforce the  Originator's  obligation  under the  Purchase  and  Servicing
         Agreement  and cause  the  Originator  to  repurchase  that  Mortgage  Loan  from the Trust  Estate at the
         Purchase  Price on or prior to the  Determination  Date  following  the  expiration of such 60 day period;
         provided,  however,  if the  Originator  can  ultimately  deliver  such  missing  document  or  cure  such noncompliance  but is not  reasonably  expected  to be cured  within  such 60 day  period,  the  Indenture
         Trustee shall permit the  Originator  an additional 30 days to deliver such missing  document or cure such noncompliance  provided  that the  Originator  has  commenced  curing or  correcting  such  defect  and is diligently  pursuing same or (ii) in the case of a breach of a  representation,  warranty or covenant with respect to a Mortgage Loan under the Purchase and Servicing  Agreement,  the party discovering such breach shall  notify  the  Originator  and the  Indenture  Trustee  of such  breach  (with a copy of such  notice provided  to the other  parties  hereto)  of its  representation,  warranty  or  covenant  made  under the
         Purchase and Servicing  Agreement,  and request that the  Originator  cure such breach within 60 days from the date it was  notified of the breach and if the  Originator  does not cure such breach in all  material respects during such period,  the Indenture  Trustee shall enforce the obligation of the Originator  under its Purchase and Servicing  Agreement and cause it to repurchase  the Mortgage Loans from the Trust Estate at the Purchase  Price on or prior to the  Determination  Date  following  the  expiration  of such 60 day period;  provided,  however,  that, in connection with any such breach that could not reasonably have been cured within such 60 day period,  if the  Originator  shall have commenced to cure such breach within such

                                                     48

         60 day period,  the Originator shall be permitted an additional 30 days to proceed  thereafter  diligently and  expeditiously  to cure the  same;  and,  provided  further,  that,  in the case of the  breach of any representation,  warranty or covenant made by the Originator in the Purchase and Servicing  Agreement,  if
         the Mortgage Loan or the related  Mortgaged  Property  acquired with respect  thereto has been sold,  then the  Originator  shall pay, in lieu of the Purchase  Price,  any excess of the Purchase Price over the Net
         Liquidation  Proceeds  received upon such sale.  The Purchase Price for the  repurchased  Mortgage Loan or such  other  amount  due  shall  be  deposited  in the  Distribution  Account  on or  prior  to  the  next
         Determination  Date after the  obligation of the Originator to repurchase  such Mortgage Loan arises.  The
         Indenture  Trustee,  upon  receipt of  written  certification  from the  Securities  Administrator  of the related deposit in the  Distribution  Account,  shall cause the Custodian to release to the Originator the related  Mortgage File and shall execute and deliver such  instruments of transfer or assignment,  in each case without  recourse,  as the  Originator  shall  furnish to it and as shall be necessary to vest in the
         Originator  any Mortgage Loan  released  pursuant  hereto and the Indenture  Trustee shall have no further responsibility  with regard to such Mortgage File (it being  understood  that the Indenture  Trustee shall have no responsibility  for determining the sufficiency of such assignment for its intended  purpose).  In lieu of  repurchasing  any such Mortgage Loan as provided  above,  the  Originator may cause such Mortgage
         Loan to be  removed  from the Trust  Estate (in which case it shall  become a Deleted  Mortgage  Loan) and substitute one or more Qualified  Substitute  Mortgage Loans in the manner and subject to the  limitations set forth in  Section 2.04(d)  below.  It is understood  and agreed that the  obligation of the Originator to cure or to  repurchase  (or to substitute  for) any Mortgage Loan as to which a document is missing,  a material  defect  in a  constituent  document  exists or as to which  such a breach  has  occurred  and is continuing  shall  constitute the sole remedy against the Originator  respecting such omission,  defect or breach available to the Indenture Trustee on behalf of the Securityholders.

         The Indenture  Trustee on behalf of the Issuer shall enforce the  obligations of the Originator  under the
Purchase and Servicing  Agreement  including,  without  limitation,  any obligation of the Originator to purchase a
Mortgage  Loan on account of missing  or  defective  documentation  or any such  obligation  of the  Originator  on account of a breach of a representation, warranty or covenant as described in this Section 2.04(a).

         Any costs and expenses  (including  reasonable  attorneys'  fees and  expenses)  incurred by the Indenture
Trustee  enforcing the  obligations of the  Originator  under this  Section 2.04(a)  shall be  reimbursable  to the
Indenture Trustee from amounts on deposit in the Distribution Accounts.

                  (b) If pursuant to the provisions of  Section 2.04(a),  the  Originator  repurchases or otherwise removes from the Trust Estate a Mortgage Loan that is a MERS Mortgage Loan,  the Originator  will take (or shall  cause the  Servicer  to take),  at the  expense  of the  Originator  (with the  cooperation  of the
         Depositor,  the  Indenture  Trustee and the Master  Servicer),  such  actions as are  necessary  to either
         (i) cause  MERS to execute  and deliver an  Assignment  of Mortgage  in  recordable  form to transfer  the
         Mortgage  from MERS to the  Originator  and shall cause such Mortgage to be removed from  registration  on the MERS® System in accordance  with MERS' rules and  regulations  or (ii) cause  MERS to designate on the
         MERS® System the Originator or its designee as the beneficial holder of such Mortgage Loan.

                                                     49

                  (c)  [Reserved].

                  (d)  As  to  any  Deleted  Mortgage  Loan  for  which  the  Originator  substitutes  a  Qualified
         Substitute  Mortgage  Loan or Mortgage  Loans,  such  substitution  shall be  effected  by the  Originator delivering to the Indenture Trustee,  for such Qualified  Substitute  Mortgage Loan or Mortgage Loans, the
         Mortgage  Note, the Mortgage,  the  Assignment to the Indenture  Trustee (or the Custodian on its behalf), and such other documents and agreements,  with all necessary  endorsements thereon, as are required by the
         Wells Fargo Custodial Agreement (subject to the exceptions  provided therein),  together with an Officers'
         Certificate  stating that each such Qualified  Substitute  Mortgage Loan satisfies the definition  thereof and  specifying  the  Substitution  Adjustment  (as  described  below),  if any, in  connection  with such substitution;  provided,  however,  that, in the case of any Qualified  Substitute Mortgage Loan that is a
         MERS Mortgage Loan,  the  Originator  shall provide such documents and take such other action with respect to such  Qualified  Substitute  Mortgage  Loans as are  required  pursuant  to the Wells  Fargo  Custodial
         Agreement.  The  Indenture  Trustee (or the Custodian on its behalf)  shall  acknowledge  receipt for such
         Qualified  Substitute  Mortgage  Loan or Loans and shall  review such  documents as specified in the Wells
         Fargo  Custodial  Agreement  and  deliver  to the  Servicer,  with  respect to such  Qualified  Substitute
         Mortgage Loan or Loans,  certifications  substantially in the forms set forth in the Wells Fargo Custodial
         Agreement,  with any exceptions noted thereon.  Monthly Payments due with respect to Qualified  Substitute
         Mortgage Loans in the month of  substitution  are not part of the Trust Estate and will be retained by the
         Originator.  For the month of substitution,  payments to Securityholders  will reflect the collections and recoveries  in  respect  of  such  Deleted  Mortgage  Loan  in the  Due  Period  preceding  the  month  of substitution and the Originator shall thereafter be entitled to retain all amounts  subsequently  received in respect of such  Deleted  Mortgage  Loan.  The  Indenture  Trustee,  or the  Custodian on behalf of the
         Indenture  Trustee,  shall  give or cause to be given  written  notice  to the  Securityholders  that such substitution  has taken  place,  shall  amend the  Mortgage  Loan  Schedule to reflect the removal of such
         Deleted  Mortgage Loan from the terms of this Agreement and the  substitution of the Qualified  Substitute
         Mortgage Loan or Loans. Upon such  substitution,  such Qualified  Substitute  Mortgage Loan or Loans shall constitute  part of the Trust Estate and shall be subject in all  respects to the terms of this  Agreement and,  in the case of a  substitution  effected  by the  Originator  the  related  Purchase  and  Servicing
         Agreement,  including,  in the case of a substitution  effected by the Originator all  representations and warranties thereof included in the related Purchase and Servicing  Agreement,  in each case as of the date of substitution.

         For any month in which the  Originator  substitutes  one or more Qualified  Substitute  Mortgage Loans for one or more Deleted  Mortgage Loans,  the Originator  shall  determine,  and provide written  certification  to the
Indenture  Trustee as to the amount (each, a "Substitution  Adjustment"),  if any, by which the aggregate  Purchase
Price of all such Deleted  Mortgage Loans exceeds the  aggregate,  as to each such  Qualified  Substitute  Mortgage
Loan, of the principal  balance thereof as of the date of substitution,  together with one month's interest on such principal  balance at the  applicable  Net  Mortgage  Rate.  On or prior to the next  Determination  Date after the
Originator's  obligation to repurchase the related  Deleted  Mortgage Loan arises,  the Originator  will deliver or

                                                     50

cause to be delivered to the Securities  Administrator  for deposit in the Distribution  Account an amount equal to the related  Substitution  Adjustment,  if any, and the Indenture  Trustee,  upon receipt of the related  Qualified
Substitute  Mortgage Loan or Loans and an  acknowledgment  from the Securities  Administrator of its receipt of the deposit to the  Distribution  Account,  shall  release to the  Originator,  the related  Mortgage File or Files and shall  execute and deliver  such  instruments  of transfer or  assignment,  in each case without  recourse,  as the
Originator  shall  deliver to it and as shall be  necessary  to vest  therein any Deleted  Mortgage  Loan  released pursuant hereto.

         SECTION 2.05.  RESERVED.

         SECTION 2.06.  REPRESENTATIONS AND WARRANTIES OF THE DEPOSITOR.

         The Depositor  represents and warrants to the Issuer, on behalf of the  Certificateholders,  the Indenture
Trustee on behalf of the Noteholders, the Securities Administrator and the Master Servicer as follows:

                  (i)      this  agreement  constitutes a legal,  valid and binding  obligation  of the  Depositor, enforceable  against the Depositor in accordance with its terms,  except as enforceability  may be limited by applicable bankruptcy,  insolvency,  reorganization,  moratorium or other similar laws now or hereafter in effect  affecting the  enforcement  of creditors'  rights in general and except as such  enforceability may be limited by general principles of equity (whether considered in a proceeding at law or in equity);

                  (ii)     immediately  prior to the sale and assignment by the Depositor to the Indenture  Trustee on behalf of the  Issuer of each  Mortgage  Loan,  the  Depositor  had good and  marketable  title to each
         Mortgage  Loan (insofar as such title was conveyed to it by the Seller)  subject to no prior lien,  claim, participation  interest,  mortgage,  security  interest,  pledge,  charge  or other  encumbrance  or other interest of any nature;

                  (iii)    as of the Closing Date, the Depositor has transferred  all right,  title and interest in the Mortgage Loans to the Issuer;

                  (iv)     the Depositor has not  transferred  the Mortgage  Loans to the Issuer with any intent to hinder, delay or defraud any of its creditors;

                  (v)      the Depositor has been duly  incorporated  and is validly  existing as a corporation  in good standing under the laws of Delaware,  with full  corporate  power and authority to own its assets and conduct its business as presently being conducted;

                  (vi)     the Depositor is not in violation of its certificate of  incorporation  or by-laws or in default in the  performance  or observance of any material  obligation,  agreement,  covenant or condition contained in any contract,  indenture,  mortgage, loan agreement, note, lease or other instrument to which the  Depositor is a party or by which it or its  properties  may be bound,  which  default might result in any material adverse changes in the financial  condition,  earnings,  affairs or business of the Depositor or which  might  materially  and  adversely  affect the  properties  or assets,  taken as a whole,  of the
         Depositor;

                                                     51

                  (vii)    the execution,  delivery and  performance  of this  Agreement by the Depositor,  and the consummation of the transactions  contemplated  hereby, do not and will not result in a material breach or violation  of any of the terms or  provisions  of, or, to the  knowledge  of the  Depositor,  constitute a default under,  any indenture,  mortgage,  deed of trust,  loan agreement or other agreement or instrument to which the  Depositor  is a party or by which the  Depositor is bound or to which any of the property or assets of the Depositor is subject,  nor will such actions  result in any  violation of the  provisions of the  certificate  of  incorporation  or  by-laws  of the  Depositor  or,  to the  best of the  Depositor's knowledge  without  independent  investigation,  any statute or any order, rule or regulation of any court or governmental  agency or body having  jurisdiction over the Depositor or any of its properties or assets
         (except  for such  conflicts,  breaches,  violations  and  defaults  as would not have a material  adverse effect on the ability of the Depositor to perform its obligations under this Agreement);

                  (viii)   to the best of the  Depositor's  knowledge  without any  independent  investigation,  no consent,  approval,  authorization,  order,  registration  or  qualification  of  or  with  any  court  or governmental  agency  or  body  of the  United  States  or any  other  jurisdiction  is  required  for the consummation by the Depositor of the  transactions  contemplated by this Agreement,  except such consents, approvals,  authorizations,  registrations  or  qualifications  as (a) have  been  previously  obtained or
         (b) the  failure of which to obtain would not have a material  adverse  effect on the  performance  by the
         Depositor of its obligations under, or the validity or enforceability of, this Agreement; and

                  (ix)     there  are  no  actions,  proceedings  or  investigations  pending  before  or,  to  the
         Depositor's  knowledge,  threatened  by any court,  administrative  agency or other  tribunal to which the
         Depositor is a party or of which any of its properties is the subject:  (a) which if determined  adversely to the  Depositor  would  have a  material  adverse  effect on the  business,  results  of  operations  or financial  condition of the Depositor;  (b) asserting  the invalidity of this Agreement or the Securities;
         (c) seeking to prevent the issuance of the Securities or the  consummation  by the Depositor of any of the transactions  contemplated  by this  Agreement,  as the case may be; or  (d) which  might  materially  and adversely  affect  the  performance  by the  Depositor  of its  obligations  under,  or  the  validity  or enforceability of, this Agreement.

         SECTION 2.07.  REPRESENTATIONS  AND WARRANTIES OF THE DEPOSITOR  WITH RESPECT TO SECURITY  INTEREST IN THE
                              MORTGAGE LOANS.

                  (a)  With respect to the Mortgage Notes, the Depositor represents and warrants that:

                  (i)      This  Agreement  creates a valid and  continuing  security  interest  (as defined in the
         Uniform  Commercial Code) in the Mortgage Notes in favor of the Issuer,  which security  interest is prior to all other liens, and is enforceable as such against creditors of and purchasers from the Issuer;

                                                     52

                  (ii)     The  Mortgage  Notes  constitute  "instruments"  within the  meaning  of the  applicable
         Uniform Commercial Code;

                  (iii)    The  Depositor  owns and has good  title to the  Mortgage  Notes  free and  clear of any lien, claim or encumbrance of any Person;

                  (iv)     The  Depositor  has received all  consents  and  approvals  required by the terms of the
         Mortgage Notes to the pledge of the Mortgage Notes hereunder to the Issuer;

                  (v)      All original  executed  copies of each  Mortgage  Note have been or will be delivered to the Custodian, as set forth in this Agreement;

                  (vi)     The  Depositor  has received a written  acknowledgement  from the  Custodian  that it is holding the Mortgage Notes solely on behalf and for the benefit of the Indenture Trustee;

                  (vii)    Other than the security  interest  granted to the Issuer pursuant to this Agreement,  to cover the  possibility  that the transfer of the Mortgage  Loans is not deemed to be a sale, the Depositor has not  pledged,  assigned,  sold,  granted a security  interest  in, or  otherwise  conveyed  any of the
         Mortgage  Notes.  The  Depositor  has not  authorized  the  filing  of and is not  aware of any  financing statements  against the  Depositor  that include a  description  of the  collateral  covering the Mortgage
         Notes other than a financing  statement  relating to the security interest granted to the Issuer hereunder or that has been  terminated.  The Depositor is not aware of any judgment or tax lien filings  against the
         Depositor; and

                  (viii)   None of the  Mortgage  Notes has any marks or notations  indicating  that they have been pledged, assigned or otherwise conveyed to any Person other than the Issuer.

                  (b) The  representations  and  warranties  set  forth  in this  Section 2.07  shall  survive  the
         Closing Date and shall not be waived.

                                                    ARTICLE III

                                           ADMINISTRATION AND SERVICING
                                               OF THE MORTGAGE LOANS

         SECTION 3.01.  MASTER SERVICER TO SERVICE AND ADMINISTER THE MORTGAGE LOANS.

         The Master  Servicer  shall monitor and enforce the  obligation of the Servicer to service and  administer the Mortgage Loans in accordance  with the terms of the Purchase and Servicing  Agreement and shall have full power and  authority to do any and all things which it may deem  necessary  or desirable in  connection  with such master servicing and administration.  In performing its obligations  hereunder,  the Master Servicer shall act in a manner consistent  with Accepted  Master  Servicing  Practices.  Furthermore,  the Master  Servicer shall consult with the
Servicer as necessary from time-to-time to carry out the Master  Servicer's  obligations  hereunder,  shall receive and review all  reports,  information  and other data  provided to the Master  Servicer by the  Servicer  and shall enforce the  obligation  of the Servicer to perform and observe the  covenants,  obligations  and  conditions to be

                                                     53

performed  or observed by the Servicer  under the  Purchase and  Servicing  Agreement.  The Master  Servicer  shall independently  and separately  monitor the Servicer's  servicing  activities  with respect to each Mortgage Loan in respect of the  provisions of the Purchase and Servicing  Agreement,  reconcile  reports and other data provided to the Master Servicer  pursuant to the previous  sentence on a monthly basis based on the Mortgage Loan data provided to the Master  Servicer  by the  Depositor  on the  Closing  Date (upon  which  data the Master  Servicer  shall be entitled to rely and shall have no obligation to confirm or verify) and  coordinate  corrective  adjustments to the
Servicer's  and  Master  Servicer's  records,  and based on such  reconciled  and  corrected  information,  provide information  to the  Securities  Administrator  to permit the  Securities  Administrator  to prepare the statements specified in Section 5.05 and any other  information and statements  required to be provided by the Master Servicer hereunder.  The Master  Servicer  shall  reconcile  the results of its  Mortgage  Loan  monitoring  with the actual remittances  of the  Servicer  to the Master  Servicer  for  deposit in the  Distribution  Account  pursuant to the
Purchase and Servicing Agreement.

         Notwithstanding  anything in this agreement to the contrary,  the Master Servicer shall not be responsible nor liable for the  day-to-day  servicing  activities of the Servicer or for any unlawful act or omission,  breach, negligence,  fraud,  willful  misconduct or bad faith of the Servicer.  In addition,  any information  about any of the Mortgage  Loans  acquired or obtained by Wells Fargo Bank,  National  Association  in any other  capacity under this Agreement or any related  agreement  (including but not limited to the Wells Fargo Custodial  Agreement) shall not be  attributable  to Wells  Fargo  Bank,  National  Association  in its  capacity  as  Master  Servicer  unless communication of that information to Wells Fargo Bank,  National  Association in its capacity as Master Servicer is an express duty of such person under this Agreement or such related agreement.

         The  Indenture  Trustee  shall  furnish the Servicer and the Master  Servicer  with any limited  powers of attorney and other  documents in form  reasonably  acceptable to it necessary or appropriate to enable the Servicer and the Master  Servicer to service or master service and  administer the related  Mortgage Loans and REO Property.
The Indenture Trustee shall have no  responsibility  for any action of the Master Servicer or the Servicer pursuant to any such  limited  power of attorney  and shall be  indemnified  by the Master  Servicer or the Servicer for any cost, liability or expense arising from the misuse thereof by the Master Servicer or the Servicer.

         The  Indenture  Trustee,  the Custodian and the Master  Servicer  shall provide  access to the records and documentation in physical  possession of the Indenture Trustee,  the Custodian or the Master Servicer regarding the related  Mortgage  Loans and REO Property  and the  servicing  thereof to the  Securityholders,  the FDIC,  and the supervisory  agents and  examiners of the FDIC,  such access being  afforded  only upon  reasonable  prior  written request and during  normal  business  hours at the office of the  Indenture  Trustee,  the  Custodian or the Master
Servicer;  provided,  however, that, unless otherwise required by law, none of the Indenture Trustee, the Custodian or the Master  Servicer  shall be required to provide  access to such records and  documentation  if the  provision thereof would violate the legal right to privacy of any  Mortgagor.  The Indenture  Trustee,  the Custodian and the
Master  Servicer  shall  allow  representatives  of  the  above  entities  to  photocopy  any of  the  records  and documentation  and shall provide  equipment for that purpose at a charge that covers the Indenture  Trustee's,  the
Custodian's or the Master Servicer's actual costs.

                                                     54

         The Indenture  Trustee  shall execute and deliver to the Servicer or the Master  Servicer upon request any court  pleadings,  requests  for  trustee's  sale or other  documents  necessary  or  desirable  and, in each case, provided to the Indenture  Trustee by the Servicer or Master  Servicer,  as applicable,  to (i) the  foreclosure or trustee's sale with respect to a Mortgaged  Property;  (ii) any legal action brought to obtain judgment against any
Mortgagor  on the  Mortgage  Note or  Mortgage;  (iii) obtain  a  deficiency  judgment  against the  Mortgagor;  or
(iv) enforce any other rights or remedies  provided by the Mortgage Note or Mortgage or otherwise  available at law or equity.  The  Indenture  Trustee shall have no  responsibility  for the willful  malfeasance  or any wrongful or negligent  actions  taken by the Master  Servicer  or the  Servicer  in respect of any  document  delivered  by the
Indenture  Trustee under this paragraph,  and the Indenture  Trustee shall be indemnified by the Master Servicer or the Servicer,  as  applicable,  for any cost,  liability or expense  arising from the misuse  thereof by the Master
Servicer or the Servicer.

         SECTION 3.02.  [RESERVED].

         SECTION 3.03.  MONITORING OF SERVICER.

                  (a) The Master  Servicer shall be responsible  for reporting to the Indenture  Trustee (on behalf of the Issuer) and the  Depositor  the  non-compliance  by the Servicer with its duties under the Purchase and Servicing  Agreement.  In the review of the Servicer's  activities,  the Master Servicer may rely upon an  officer's  certificate  of the  Servicer  and the  Servicer's  assessment  of  compliance  and related accountant's  attestation,  or other  accountant's  report provided to the Master Servicer pursuant to the
         Purchase  and  Servicing  Agreement,  with  regard  to the  Servicer's  compliance  with the  terms of the
         Purchase and Servicing  Agreement.  In the event that the Master  Servicer,  in its  judgment,  determines that the Servicer  should be terminated in accordance with the Purchase and Servicing  Agreement,  or that a notice should be sent pursuant to the Purchase and Servicing  Agreement  with respect to the  occurrence of an event that, unless cured, would constitute  grounds for such termination,  the Master Servicer shall notify the Indenture  Trustee  thereof and the Master  Servicer shall issue such notice or take such other action as it deems appropriate.

                  (b) The Master  Servicer,  for the  benefit of the  Indenture  Trustee  and the  Securityholders,
         shall enforce the  obligations of the Servicer under the Purchase and Servicing  Agreement,  and shall, in the event that the  Servicer  fails to  perform  its  obligations  in  accordance  with the  Purchase  and
         Servicing  Agreement,  subject to the preceding  paragraph,  terminate the rights and  obligations  of the
         Servicer  thereunder  with respect to the Mortgage  Loans and act as servicer of the Mortgage  Loans or to cause the Indenture  Trustee to enter in to a new servicing  agreement with a successor  servicer selected by the Master  Servicer;  provided,  that, it is understood  and  acknowledged  by the parties hereto that there  will be a period of  transition  (not to exceed  ninety  (90) days)  before  the  actual  servicing functions can be fully  transferred to such  successor  servicer.  Such  enforcement,  including,  without limitation,  the legal prosecution of claims,  termination of the Purchase and Servicing Agreement and the pursuit of other  appropriate  remedies,  shall be in such form and  carried  out to such an extent and at

                                                     55

         such time as the Master Servicer in its good faith business  judgment,  would require were it the owner of the  related  Mortgage  Loans.  The Master  Servicer  shall pay the costs of such  enforcement  at its own expense,  provided that the Master  Servicer shall not be required to prosecute or defend any legal action except to the extent that the Master Servicer shall have received  indemnity  reasonably  acceptable to it for its costs and expenses in pursuing such action.

                  (c) To the extent that the costs and expenses of the Master  Servicer or the  Indenture  Trustee, if  applicable,  in connection  with any alleged or actual  default by the Servicer under the Purchase and
         Servicing  Agreement,  any termination of the Servicer,  any appointment of a successor  servicer,  and/or any  transfer  and  assumption  of  servicing  by the Master  Servicer  with  respect to the  Purchase and
         Servicing  Agreement  (including,  without  limitation,  (i) all  legal  costs  and  expenses  and all due diligence  costs and expenses  associated with the  investigation  of any actual or alleged default by the
         Servicer under the Purchase and Servicing  Agreement,  the evaluation of the potential  termination and/or the  actual  termination  of the  Servicer  and the  appointment  of a  successor  Servicer  and  (ii) all
         Servicing  Transfer  Costs are not fully and timely  reimbursed  by the  terminated  Servicer for whatever reason (or are not  required to be  reimbursed  by the  terminated  Servicer  pursuant to the Purchase and
         Servicing  Agreement),  the Master Servicer or the Indenture Trustee, if applicable,  shall be entitled to reimbursement of such costs and expenses from the Distribution Account.

                  (d)  [Reserved]

                  (e) If the Master  Servicer  or another  successor  servicer  acts as the  Servicer,  it will not assume  liability for the  representations  and warranties of the Servicer,  if any, that it replaces and, as successor  servicer,  it will not be  accountable  or liable for any unlawful act or omission,  breach, negligence, fraud, willful misconduct or bad faith of the predecessor servicer.

                  (f) With respect to Additional  Collateral  Mortgage  Loans,  the Master  Servicer  shall have no duty or obligation to monitor or enforce the  activities of the Servicer  under the Purchase and Servicing
         Agreement  with respect to Additional  Collateral,  except  (a) with  respect to any  instances  where the
         Servicer,  in the course of fulfilling its  obligations  under the Purchase and Servicing  Agreement seeks directions,  instructions,  consents  or waivers  from the  Master  Servicer  with  respect to any item of
         Additional  Collateral,  or (b) upon the  occurrence  of the  following  events (i) in the case of a final liquidation  of any  Mortgaged  Property  secured by  Additional  Collateral,  the Master  Servicer  shall enforce the  obligation  of the  Servicer  under the Purchase and  Servicing  Agreement to liquidate  such
         Additional  Collateral  as  required  by the  Purchase  and  Servicing  Agreement,  and (ii) if the Master
         Servicer  assumes the  obligations of the Servicer as successor  Servicer under the Purchase and Servicing
         Agreement  pursuant  to this  Section 3.03,  as  successor  Servicer,  it shall be  bound to  service  and administer  the  Additional  Collateral  in accordance  with the  provisions of the Purchase and Servicing
         Agreement.

                                                     56

                  (g) The Servicer may modify the terms of any  Mortgage  Loan as permitted  under the Purchase and
         Servicing  Agreement.  The  Master  Servicer  shall  not  be  under  any  obligation  to  consent  to  the modification  of any  Mortgage  Loan by the  Servicer  for which the  consent  of the Master  Servicer  is required  under the Purchase and Servicing  Agreement.  In no event shall the Master  Servicer  consent to any  modification  of a Mortgage Loan that extends the remaining term to maturity of such Mortgage Loan to a date after the Stated Maturity Date for any related Class of Notes.

                  (h) If the  Purchase and  Servicing  Agreement  requires the  oversight  and  monitoring  of loss mitigation  measures  with respect to the related  Mortgage  Loans,  the Master  Servicer will monitor any loss  mitigation  procedure  or recovery  action  related to a defaulted  Mortgage  Loan (to the extent it receives  notice of such from the  Servicer) and confirm that such loss  mitigation  procedure or recovery
         action  is  initiated,   conducted  and  concluded  in  accordance  with  any  timeframes  and  any  other requirements set forth in the Purchase and Servicing  Agreement,  and the Master Servicer shall notify the
         Depositor in any case in which the Master  Servicer  believes that the Servicer is not complying with such timeframes and/or other requirements.

         SECTION 3.04.  FIDELITY BOND.

         The Master  Servicer,  at its expense,  shall maintain in effect a blanket fidelity bond and an errors and omissions  insurance policy that would meet the requirements of Fannie Mae or Freddie Mac,  affording coverage with respect to all  directors,  officers,  employees and other Persons  acting on such Master  Servicer's  behalf,  and covering errors and omissions in the performance of the Master  Servicer's  obligations  hereunder.  The errors and omissions  insurance  policy  and the  fidelity  bond  shall be in such form and amount  generally  acceptable  for entities  serving as master  servicers or trustees.  Any such errors and omissions policy and fidelity bond may not be cancelable without thirty (30) days' prior written notice to the Indenture Trustee.

         SECTION 3.05.  POWER TO ACT; PROCEDURES.

         The Master  Servicer  shall master  service the Mortgage  Loans and shall have full power and authority to do any and all  things  that it may deem  necessary  or  desirable  in  connection  with the master  servicing  and administration  of the Mortgage  Loans,  including  but not limited to the power and authority  (i) to  execute and deliver,  on behalf of the  Securityholders,  the Issuer and the Indenture  Trustee,  customary consents or waivers and other  instruments  and documents,  (ii) to  consent to transfers of any Mortgaged  Property and assumptions of the Mortgage  Notes and related  Mortgages,  (iii) to  collect any  Insurance  Proceeds,  Liquidation  Proceeds and
Subsequent  Recoveries and (iv) to  effectuate,  in its own name, on behalf of the Issuer or the Indenture Trustee, as  applicable,  or in the name of the  Issuer  or the  Indenture  Trustee,  as  applicable,  foreclosure  or other conversion  of the  ownership of the  Mortgaged  Property  securing any Mortgage  Loan, in each case, in accordance with the  provisions of this  Agreement  and the Purchase and Servicing  Agreement,  as  applicable.  The Indenture
Trustee shall furnish the Master Servicer,  upon written request from a Servicing Officer,  with any limited powers of attorney  empowering the Master  Servicer or the Servicer to execute and deliver  instruments of satisfaction or cancellation,  or of partial or full release or discharge,  and to foreclose upon or otherwise  liquidate Mortgaged
Property,  and to appeal,  prosecute or defend in any court action  relating to the Mortgage Loans or the Mortgaged

                                                     57

Property,  in accordance with the Purchase and Servicing  Agreement and this Agreement,  and the Indenture  Trustee shall execute and deliver such other documents,  as the Master Servicer may request,  to enable the Master Servicer to  master  service  and  administer  the  Mortgage  Loans  and carry  out its  duties  hereunder,  in each case in accordance with Accepted Master Servicing  Practices (and the Indenture  Trustee shall have no liability for misuse of any such powers of  attorney  by the Master  Servicer or the  Servicer  and shall be  indemnified  by the Master
Servicer or the Servicer for any costs,  liabilities  or expenses  incurred by the Indenture  Trustee in connection with such  misuse).  If the Master  Servicer or the  Indenture  Trustee has been advised that it is likely that the laws of the state in which  action is to be taken  prohibit  such  action if taken in the name of the Issuer or the
Indenture  Trustee on its behalf or that the Issuer or the Indenture  Trustee,  as  applicable,  would be adversely affected  under the  "doing  business"  or tax laws of such state if such  action is taken in its name,  the Master
Servicer  shall join with the  Indenture  Trustee,  on behalf of the Issuer,  in the  appointment  of a  co-trustee pursuant to Section 6.10 of the Indenture.  In the performance of its duties  hereunder,  the Master Servicer shall be an independent  contractor  and shall not,  except in those  instances  where it is taking action in the name of the Indenture Trustee, be deemed to be the agent of the Indenture Trustee on behalf of the Issuer.

         SECTION 3.06.  DUE-ON-SALE CLAUSES; ASSUMPTION AGREEMENTS.

         To the extent  provided in the Purchase and Servicing  Agreement and to the extent  Mortgage Loans contain enforceable  due-on-sale  clauses,  the  Master  Servicer  shall  cause the  Servicer  to enforce  such  clauses in accordance  with  the  Purchase  and  Servicing  Agreement.  If  applicable  law  prohibits  the  enforcement  of a due-on-sale  clause or such clause is  otherwise  not  enforced  in  accordance  with the  Purchase  and  Servicing
Agreement,  and, as a  consequence,  a Mortgage  Loan is  assumed,  the  original  Mortgagor  may be released  from liability in accordance with the Purchase and Servicing Agreement.

         SECTION 3.07.  RELEASE OF MORTGAGE FILES.

         The  procedures  governing  the  release  of  Mortgage  Files  shall be as set  forth in the  Wells  Fargo
Custodial Agreement.

         SECTION  3.08.  DOCUMENTS,  RECORDS AND FUNDS IN  POSSESSION  OF MASTER  SERVICER TO BE HELD FOR INDENTURE
                              TRUSTEE.

                  (a)  The  Master  Servicer  shall  transmit  and the  Servicer  (to the  extent  required  by the
         Purchase and Servicing  Agreement)  shall transmit to the Indenture  Trustee (or Custodian) such documents and  instruments  coming into the  possession of the Master  Servicer or the Servicer from time to time as are required by the terms hereof,  or in the case of the Servicer,  the Purchase and Servicing  Agreement,
         to be delivered to the Indenture  Trustee (or  Custodian).  Any funds  received by the Master  Servicer or by the Servicer in respect of any Mortgage Loan or which  otherwise  are collected by the Master  Servicer or by the Servicer as  Liquidation  Proceeds,  Insurance  Proceeds or Subsequent  Recoveries in respect of any Mortgage Loan shall be held for the benefit of the Indenture Trustee and the  Securityholders  subject to the Master  Servicer's right to retain or withdraw from the  Distribution  Account the Master Servicing
         Fee,  any  additional  compensation  pursuant  to  Section 3.14  and any other  amounts  provided  in this

                                                     58

         Agreement,  and to the right of the  Servicer  to  retain  its  Servicing  Fee and any  other  amounts  as provided  in the  Purchase  and  Servicing  Agreement.  The Master  Servicer  shall,  and shall  cause the
         Servicer  to (to the  extent  provided  in the  Purchase  and  Servicing  Agreement),  provide  access  to information  and  documentation  regarding  the Mortgage  Loans to the Indenture  Trustee,  its agents and accountants at any time upon reasonable  request and during normal business hours, and to  Securityholders that are savings and loan associations,  banks or insurance  companies,  the Office of Thrift Supervision, the FDIC and the  supervisory  agents and  examiners  of such Office and  Corporation  or examiners of any other  federal  or  state  banking  or  insurance  regulatory  authority  if  so  required  by  applicable regulations  of the  Office  of  Thrift  Supervision  or other  regulatory  authority,  such  access to be afforded  without charge but only upon  reasonable  request in writing and during normal business hours at the offices of the Master  Servicer  designated  by it. In fulfilling  such a request the Master  Servicer shall not be responsible for determining the sufficiency of such information.

                  (b) All  Mortgage  Files and funds  collected  or held by, or under the  control  of,  the Master
         Servicer,  in respect of any  Mortgage  Loans,  whether  from the  collection  of  principal  and interest payments or from Liquidation Proceeds,  Insurance Proceeds or Subsequent Recoveries,  shall be held by the
         Master  Servicer  for and on behalf of the  Indenture  Trustee  and the  Securityholders  and shall be and remain the sole and exclusive  property of the Issuer;  provided,  however,  that the Master  Servicer and the Servicer  shall be entitled to setoff  against,  and deduct from,  any such funds any amounts that are properly due and payable to the Master  Servicer or the Servicer  under this Agreement or the Purchase and
         Servicing Agreement.

         SECTION 3.09.  STANDARD HAZARD INSURANCE AND FLOOD INSURANCE POLICIES.

                  (a) For each Mortgage  Loan,  the Master  Servicer  shall enforce any  obligation of the Servicer under the  Purchase  and  Servicing  Agreement  to maintain or cause to be  maintained  standard  fire and casualty  insurance and, where applicable,  flood insurance,  all in accordance with the provisions of the
         Purchase  and  Servicing  Agreement.  It is  understood  and  agreed  that  such  insurance  shall be with insurers meeting the eligibility  requirements set forth in the Purchase and Servicing  Agreement and that no  earthquake  or other  additional  insurance is to be required of any  Mortgagor or to be maintained on property  acquired  in respect of a  defaulted  loan,  other than  pursuant  to such  applicable  laws and regulations as shall at any time be in force and as shall require such additional insurance.

                  (b) Pursuant to  Section 4.01  and 4.02, any amounts  collected by the Master  Servicer or by the
         Servicer,  under any insurance  policies (other than amounts to be applied to the restoration or repair of the  Mortgaged  Property or released to the  Mortgagor  in  accordance  with the  Purchase  and  Servicing
         Agreement)  shall  be  deposited  into  the  Distribution  Account,  subject  to  withdrawal  pursuant  to
         Section 4.02  and 4.03. Any cost incurred by the Master  Servicer or the Servicer in maintaining  any such insurance if the  Mortgagor  defaults in its  obligation to do so shall be added to the amount owing under the Mortgage Loan where the terms of the Mortgage  Loan so permit;  provided,  however,  that the addition

                                                     59

         of any such cost shall not be taken into  account for purposes of  calculating  the payments to be made to
         Securityholders  and shall be recoverable by the Master Servicer or the Servicer  pursuant to Section 4.02 and 4.03.

         SECTION 3.10.  PRESENTMENT OF CLAIMS AND COLLECTION OF PROCEEDS.

         The Master  Servicer  shall (to the extent  provided in the Purchase and  Servicing  Agreement)  cause the
Servicer  to,  prepare and  present on behalf of the  Indenture  Trustee,  the Issuer and the  Securityholders  all
claims under the Insurance  Policies and take such actions  (including the negotiation,  settlement,  compromise or enforcement of the insured's  claim) as shall be necessary to realize  recovery  under such policies.  Any proceeds disbursed to the Master  Servicer (or disbursed to the Servicer and remitted to the Master  Servicer) in respect of such policies,  bonds or contracts shall be promptly  deposited in the  Distribution  Account upon receipt,  except that any amounts  realized that are to be applied to the repair or  restoration of the related  Mortgaged  Property as a condition  precedent  to the  presentation  of claims on the related  Mortgage  Loan to the insurer  under any applicable Insurance Policy need not be so deposited (or remitted).

         SECTION 3.11.  MAINTENANCE OF THE PRIMARY INSURANCE POLICIES.

                  (a) The Master  Servicer  shall not take,  or permit the  Servicer  (to the extent such action is prohibited  under the  Purchase  and  Servicing  Agreement)  to take,  any  action  that  would  result in noncoverage  under any applicable  Primary Insurance Policy of any loss which, but for the actions of such
         Master Servicer or Servicer,  would have been covered  thereunder.  The Master Servicer shall use its best reasonable  efforts to cause the  Servicer  (to the  extent  required  under the  Purchase  and  Servicing
         Agreement)  to keep in force and effect (to the extent that the Mortgage  Loan  requires the  Mortgagor to maintain such  insurance),  a Primary  Insurance  Policy  applicable to each Mortgage Loan  (including any lender-paid  Primary  Insurance  Policy) in  accordance  with the  provisions  of this  Agreement  and the
         Purchase and Servicing  Agreement,  as  applicable.  The Master  Servicer  shall not, and shall not permit the Servicer (to the extent  required under the Purchase and Servicing  Agreement) to, cancel or refuse to renew any such  Primary  Insurance  Policy  that is in effect at the date of the  initial  issuance of the
         Mortgage Note and is required to be kept in force  hereunder  except in accordance  with the provisions of this Agreement and the Purchase and Servicing Agreement, as applicable.

                  (b) The  Master  Servicer  agrees  to cause  the  Servicer  (to the  extent  required  under  the
         Purchase and Servicing  Agreement)  to present,  on behalf of the  Indenture  Trustee,  the Issuer and the
         Securityholders,  claims to the insurer under any Primary Insurance  Policies and, in this regard, to take such  reasonable  action as shall be necessary to permit  recovery  under any Primary  Insurance  Policies respecting  defaulted  Mortgage  Loans.  Pursuant to Section 4.01  and 4.02, any amounts  collected by the
         Servicer under any Primary Insurance Policies shall be deposited in the Distribution  Account,  subject to withdrawal pursuant to Section 4.03.

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         SECTION 3.12.  INDENTURE TRUSTEE TO RETAIN POSSESSION OF CERTAIN INSURANCE POLICIES AND DOCUMENTS.

         The  Indenture  Trustee  (or the  Custodian  on its behalf)  shall  retain  possession  and custody of the originals (to the extent available and delivered) of any Primary  Insurance  Policies,  or certificate of insurance if applicable  and  available,  and any  certificates  of renewal as to the foregoing as may be issued from time to time as  contemplated  by this Agreement and which come into its  possession.  Until all amounts  distributable  in respect  of the  Notes  have  been  distributed  in full  and the  Master  Servicer  otherwise  has  fulfilled  its obligations  under this  Agreement,  the  Indenture  Trustee (or the  Custodian  on its  behalf)  shall also retain possession  and custody of each Mortgage File in  accordance  with and subject to the terms and  conditions of this
Agreement.  The Master  Servicer shall promptly  deliver or cause to be delivered to the Indenture  Trustee (or the
Custodian on its behalf),  upon the execution or receipt thereof the originals of any Primary  Insurance  Policies, any  certificates  of renewal,  and such other documents or instruments  that  constitute  portions of the Mortgage
File that come into the possession of the Master Servicer from time to time.

         SECTION 3.13.  REALIZATION UPON DEFAULTED MORTGAGE LOANS.

         The Master  Servicer  shall cause the Servicer (to the extent  required  under the Purchase and  Servicing
Agreement) to foreclose  upon,  repossess or otherwise  comparably  convert the  ownership of Mortgaged  Properties securing  such of the  Mortgage  Loans as come  into  and  continue  in  default  and as to  which no  satisfactory arrangements can be made for collection of delinquent  payments,  all in accordance with the Purchase and Servicing
Agreement;  provided,  however,  the Servicer may sell any such defaulted  Mortgage Loan rather than converting the ownership  of the  related  Mortgaged  Properties  to the Issuer if, in the  Servicer's  judgment,  such sale would maximize the recovery of principal and interest on the related Mortgage Note.

         SECTION 3.14.  COMPENSATION TO THE MASTER SERVICER.

         The Master  Servicer  shall be entitled to receive the Master  Servicing Fee on each Payment Date pursuant to  Section 4.03(a)(viii).  Pursuant to  Section 4.02(c),  certain  income and gain realized from any investment of funds in the  Distribution  Accounts  shall be for the benefit of the Master  Servicer as additional  compensation.
Servicing  compensation  in the form of assumption  fees, if any, late payment  charges,  as collected,  if any, or otherwise  shall be retained by the  Servicer,  or the Master  Servicer,  and shall not be deposited in the related
Custodial  Account.  The Master  Servicer shall be required to pay all expenses  incurred by it in connection  with its  activities  hereunder  and shall  not be  entitled  to  reimbursement  therefor  except  as  provided  in this
Agreement.  The Master  Servicing  Fee due to the Master  Servicer in respect of any Payment  Date shall be reduced in accordance  with  Section 5.06.  The Master  Servicing Fee Rate may also be reduced by the portion of the Master
Servicing  Fee Rate  payable for duties as Custodian if the Master  Servicer  and the  Custodian  are no longer the same Person.

         SECTION 3.15.  REO PROPERTY.

                  (a) In the event the Issuer (or the Indenture  Trustee on its behalf)  acquires  ownership of any
         REO Property in respect of any related  Mortgage  Loan, the deed or certificate of sale shall be issued to

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         the  Issuer,  or to its  nominee,  on behalf of the  Issuer.  The  Master  Servicer  shall,  to the extent provided  in the  Purchase  and  Servicing  Agreement,  cause the  Servicer to sell,  any REO  Property as expeditiously  as possible and in accordance  with the  provisions of this  Agreement and the Purchase and
         Servicing  Agreement,  as  applicable.  Pursuant  to its  efforts  to sell such REO  Property,  the Master
         Servicer  shall cause the  Servicer to protect and  conserve,  such REO  Property in the manner and to the extent required by the Purchase and Servicing Agreement.

                  (b) The Master Servicer  shall,  to the extent required by the Purchase and Servicing  Agreement, cause the Servicer to deposit all funds  collected  and received in  connection  with the operation of any
         REO Property in the Custodial Account.

                  (c) The  Master  Servicer  and the  Servicer,  upon the final  disposition  of any REO  Property, shall be entitled to reimbursement for any related unreimbursed  Advances and other unreimbursed  advances as well as any unpaid  Servicing  Fees from  Liquidation  Proceeds  received in connection  with the final disposition  of such REO Property;  provided,  that any such  unreimbursed  Advances as well as any unpaid
         Servicing Fees may be reimbursed or paid, as the case may be, prior to final  disposition,  out of any net rental income or other net amounts derived from such REO Property.

                  (d) To the extent  provided in the Purchase and Servicing  Agreement,  the  Liquidation  Proceeds
         from the final  disposition  of the REO  Property,  net of any  payment  to the  Master  Servicer  and the
         Servicer as provided  above shall be  deposited  in the  Custodial  Account on or prior to the  applicable
         Determination  Date  in the  month  following  receipt  thereof  and  be  remitted  by  wire  transfer  in immediately  Available  Distribution  Amount to the Master  Servicer  for  deposit  into the  Distribution
         Account on the next succeeding Servicer Remittance Date.

         SECTION 3.16.  ASSESSMENTS OF COMPLIANCE AND ATTESTATION REPORTS.

                  (a)  Assessments of Compliance.

                  (i)      By March 15th of each year,  commencing  in March  2009,  the  Master  Servicer  and the
         Securities  Administrator,  each at its own expense,  shall  furnish,  and each such party shall cause any
         Servicing  Function  Participant  engaged by it to furnish,  each at its own  expense,  to the  Securities
         Administrator  and the  Depositor,  a report on an assessment of  compliance  with the Relevant  Servicing
         Criteria that contains (A) a statement by such party of its responsibility  for assessing  compliance with the Relevant Servicing  Criteria,  (B) a statement that such party used the Relevant Servicing Criteria to assess compliance with the Relevant  Servicing  Criteria,  (C) such party's  assessment of compliance with the  Relevant  Servicing  Criteria as of and for the fiscal year  covered by the Form 10-K  required to be filed  pursuant to  Section 3.19(b)  and for each fiscal  year  thereafter,  whether or not a Form 10-K is required  to be filed,  including,  if there has been any  material  instance  of  noncompliance  with the
         Relevant  Servicing  Criteria,  a discussion of each such failure and the nature and status  thereof,  and
         (D) a statement that a registered public accounting firm has issued an attestation  report on such party's assessment of compliance with the Relevant Servicing Criteria as of and for such period.

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                  (ii)     No later  than the end of each  fiscal  year for the  Issuer  for  which a Form  10-K is required to be filed, the Master Servicer shall forward to the Securities  Administrator  the name of each
         Servicing  Function  Participant  engaged by it and what Relevant  Servicing Criteria will be addressed in the report on  assessment  of  compliance  prepared  by such  Servicing  Function  Participant  (provided, however,  that the Master Servicer need not provide such  information to the Securities  Administrator  so long as the  Master  Servicer  and the  Securities  Administrator  are the same  Person).  When the Master
         Servicer and the Securities  Administrator (or any Servicing Function  Participant engaged by them) submit their  assessments  to the  Securities  Administrator,  such  parties  will also at such time  include the assessment (and attestation  pursuant to subsection (b) of this  Section 3.16) of each Servicing  Function
         Participant engaged by it.

                  (iii)    Promptly  after  receipt  of each  such  report on  assessment  of  compliance,  (i) the
         Depositor shall review each such report and each comparable  report submitted by the Servicer  pursuant to the  Purchase  and  Servicing  Agreement  and,  if  applicable,  consult  with the  Master  Servicer,  the
         Securities  Administrator,  the Servicer and any Servicing Function Participant engaged by such parties as to the nature of any  material  instance of  noncompliance  with the Relevant  Servicing  Criteria by each such party, and (ii) the Securities  Administrator  shall confirm that the assessments,  taken as a whole, address all of the Servicing Criteria and taken  individually  address the Relevant Servicing Criteria for each party as set forth on Exhibit F and on any similar  exhibit set forth in the Purchase  and  Servicing
         Agreement  and  notify  the  Depositor  of any  exceptions.  In the  event  that  any  Servicing  Function
         Participant  engaged by any party is  terminated,  assigns its rights and  obligations  under,  or resigns pursuant  to, the terms of this  Agreement,  or any  applicable  custodial  agreement,  the  Purchase  and
         Servicing  Agreement or  sub-servicing  agreement,  as the case may be, such party shall  provide or shall cause such Servicing  Function  Participant to provide for the applicable period preceding such assignment and  termination a report on assessment of compliance  pursuant to this  Section 3.16(a)  or to such other applicable agreement, notwithstanding any such termination, assignment or resignation.

                  (iv)     The Master  Servicer  shall  enforce the  obligation of the Servicer as set forth in the
         Purchase and  Servicing  Agreement to deliver to the Master  Servicer an annual  report on  assessment  of compliance  within  the time  frame set  forth  in,  and in such  form and  substance  as may be  required pursuant  to, the  Purchase  and  Servicing  Agreement.  The Master  Servicer  shall  include  such annual reports on  assessment  of  compliance  with its own  assessment  of  compliance  to be  submitted  to the
         Securities Administrator pursuant to this Section.

                  (v)      Failure  of the  Master  Servicer  to comply  timely  with  Section 3.16(a)(i)  shall be deemed an Event of Default,  automatically,  without notice and without any cure period, and the Indenture
         Trustee may, in addition to whatever  rights the  Indenture  Trustee may have under this  Agreement and at law or in equity or to damages,  including injunctive relief and specific  performance,  terminate all the rights and  obligations  of the Master  Servicer under this Agreement and in and to the Mortgage Loans and the  proceeds  thereof  without  compensating  the Master  Servicer  for the same.  This  paragraph  shall supersede any other provision in this Agreement or any other agreement to the contrary.

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                  (b)  Attestation Reports.

                  (i)      By March 15th of each year,  commencing  in March  2009,  the  Master  Servicer  and the
         Securities  Administrator,  each at its own  expense,  shall  cause,  and each such party  shall cause any
         Servicing  Function  Participant  engaged by it to cause,  each at its own expense,  a  registered  public
         accounting  firm  (which  may  also  render  other  services  to  the  Master  Servicer,   the  Securities
         Administrator,  or such other Servicing  Function  Participants,  as the case may be) and that is a member of the  American  Institute  of  Certified  Public  Accountants  to  furnish  a report  to the  Securities
         Administrator  and the  Depositor,  to the effect  that  (i) it has  obtained a  representation  regarding certain  matters  from the  management  of such party,  which  includes an  assertion  that such party has complied with the Relevant Servicing Criteria,  and (ii) on the basis of an examination  conducted by such firm in  accordance  with  standards for  attestation  engagements  issued or adopted by the PCAOB,  it is expressing  an opinion as to whether such party's  compliance  with the  Relevant  Servicing  Criteria was fairly stated in all material  respects,  or it cannot express an overall  opinion  regarding such party's assessment  of  compliance  with the Relevant  Servicing  Criteria.  In the event that an overall  opinion cannot be expressed,  such registered  public accounting firm shall state in such report why it was unable to express  such an  opinion.  Such report must be  available  for general use and not contain  restricted use language.

                  (ii)     Promptly  after  receipt  of such  report  from  the  Master  Servicer,  the  Securities
         Administrator  or any Servicing  Function  Participant  engaged by such parties,  (i) the  Depositor shall review the report and each  comparable  report  submitted  by the  Servicer  pursuant to the  Purchase and
         Servicing  Agreement  and, if  applicable,  consult  with such parties as to the nature of any defaults by such parties,  in the  fulfillment  of any of each such party's  obligations  hereunder or under any other applicable agreement,  and (ii) the Securities  Administrator shall confirm that each assessment submitted pursuant to subsection (a)  of this  Section 3.16 is coupled with an attestation  meeting the requirements of this Section and notify the Depositor of any exceptions.

                  (iii)    The Master  Servicer  shall  enforce the  obligation of the Servicer as set forth in the
         Purchase and Servicing  Agreement to deliver to the Master  Servicer an attestation  within the time frame set forth in, and in such form and  substance as may be required  pursuant to, the Purchase and  Servicing
         Agreement.  The Master  Servicer  shall  include  each such  attestation  with its own  attestation  to be submitted to the Securities  Administrator  pursuant to this Section.  In the event any Servicing Function
         Participant  engaged by any such party is  terminated,  assigns  its rights and duties  under,  or resigns pursuant  to the  terms of this  Agreement,  or any  applicable  custodial  agreement,  the  Purchase  and
         Servicing  Agreement or sub-servicing  agreement,  as the case may be, such party shall cause a registered public  accounting  firm to provide  an  attestation  pursuant  to this  Section 3.16(b)  or to such other applicable  agreement,  for the applicable period  immediately  preceding such termination,  assignment or resignation, notwithstanding any such termination, assignment or resignation.

                  (iv)     Failure  of the  Master  Servicer  to comply  timely  with  Section 3.16(b)(i)  shall be deemed an Event of Default,  automatically,  without notice and without any cure period, and the Indenture

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         Trustee may, in addition to whatever  rights the  Indenture  Trustee may have under this  Agreement and at law or in equity or to damages,  including injunctive relief and specific  performance,  terminate all the rights and  obligations  of the Master  Servicer under this Agreement and in and to the Mortgage Loans and the  proceeds  thereof  without  compensating  the Master  Servicer  for the same.  This  paragraph  shall supersede any other provision in this Agreement or any other agreement to the contrary.

         SECTION 3.17.  ANNUAL COMPLIANCE STATEMENT.

         (a)      The Master Servicer and the Securities  Administrator  shall deliver (and the Master Servicer and
Securities  Administrator  shall  cause  any  Servicing  Function  Participant  engaged  by it to  deliver)  to the
Depositor and the  Securities  Administrator  on or before  March 15th  of each year,  commencing in March 2009, an
Officer's  Certificate  stating, as to the signer thereof,  that (A) a review of such party's activities during the preceding  calendar year or portion thereof and of such party's  performance  under this  Agreement,  or such other applicable  agreement  in the case of any  Servicing  Function  Participant,  has been made  under  such  officer's supervision  and (B) to the best of such officer's  knowledge,  based on such review,  such party has fulfilled all its obligations  under this Agreement,  or such other  applicable  agreement in the case of any Servicing  Function
Participant,  in all material respects throughout such year or portion thereof,  or, if there has been a failure to fulfill any such  obligation in any material  respect,  specifying  each such failure known to such officer and the nature and status thereof.  Promptly after receipt of each such Officer's  Certificate,  the Depositor shall review such Officer's  Certificate  and, if applicable,  consult with each such party, as applicable,  as to the nature of any failures by such party,  in the  fulfillment  of any of such party's  obligations  hereunder or, in the case of any Servicing Function Participant, under such other applicable agreement.

         (b)      The Master  Servicer  shall  enforce the  obligation of the Servicer as set forth in the Purchase and Servicing  Agreement to deliver to the Master Servicer an annual statement of compliance  within the time frame set  forth  in,  and in such form and  substance  as may be  required  pursuant  to,  the  Purchase  and  Servicing
Agreement The Master  Servicer  shall include such annual  statements of compliance  with its own annual  statement of  compliance to be submitted to the  Securities  Administrator  pursuant to this  Section.  In the event that any
Servicing  Function  Participant  engaged by any party is terminated,  assigns its rights and obligations under, or resigns  pursuant  to, the terms of this  Agreement,  or any  applicable  custodial  agreement,  the  Purchase  and
Servicing  Agreement or sub-servicing  agreement,  as the case may be, such party shall provide or shall cause such
Servicing  Function  Participant to provide for the applicable  period preceding such assignment and termination an annual compliance  statement pursuant to this Section 3.17 or to such other applicable  agreement,  notwithstanding any such termination, assignment or resignation.

         (c)      Failure of the Master Servicer to comply timely with this  Section 3.17  shall be deemed an Event of Default,  automatically,  without notice and without any cure period, and the Indenture Trustee may, in addition to  whatever  rights the  Indenture  Trustee may have under this  Agreement  and at law or in equity or to damages, including  injunctive  relief and specific  performance,  terminate  all the rights and  obligations  of the Master
Servicer under this Agreement and in and to the Mortgage Loans and the proceeds  thereof without  compensating  the

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Master  Servicer for the same.  This paragraph  shall  supersede any other provision in this Agreement or any other agreement to the contrary.

         (d)      Unless  available  on the  Securities  Administrator's  website,  copies of such Master  Servicer annual statements of compliance shall be provided to any  Securityholders  upon request,  by the Master Servicer or by the Depositor at the Master  Servicer's  expense if the Master  Servicer  failed to provide such copies  (unless
(i) the Master Servicer shall have failed to provide the Depositor with such statement or (ii) the  Depositor shall be unaware of the Master Servicer's failure to provide such statement).

         SECTION 3.18.  ANNUAL CERTIFICATION.

         (a)      Each Form 10-K  required  to be filed by the Issuer  pursuant  to  Section 3.19  shall  include a
Sarbanes-Oxley  Certification,  required to be included therewith  pursuant to the Sarbanes-Oxley  Act. Each of the
Master  Servicer and the  Securities  Administrator  shall  provide,  and each such party shall cause any Servicing
Function  Participant  engaged by it to  provide,  to the Person who signs the  Sarbanes-Oxley  Certification  (the
"Certifying  Person"),  by March 15th of each year in which the Issuer is subject to the reporting  requirements of the Exchange Act and otherwise within a reasonable period of time upon request,  a certification  (each, a "Back-Up
Certification"),  in the form attached hereto as Exhibit K, upon which the Certifying  Person, the entity for which the Certifying Person acts as an officer, and such entity's officers,  directors and Affiliates  (collectively with the Certifying  Person,  "Certification  Parties") can reasonably  rely. The senior officer of the Master  Servicer in charge of the master  servicing  function  shall serve as the  Certifying  Person on behalf of the Issuer.  Such officer  of the  Certifying  Person  can be  contacted  by  e-mail  at  cts.sec.notifications@wellsfargo.com  or by facsimile  at  (410)  715-2380.  In the  event  that the  Master  Servicer,  the  Securities  Administrator  or any
Servicing  Function  Participant  engaged by the  parties is  terminated  or resigns  pursuant to the terms of this
Agreement,  or any  applicable  sub-servicing  agreement,  as the case may be, such party  shall  provide a Back-Up
Certification  to the Certifying  Person  pursuant to this  Section 3.18  with respect to the period of time it was subject  to  this  Agreement  or any  applicable  sub-servicing  agreement,  as the  case  may be and a  compliance statement,  an assessment of compliance and attestation  pursuant to Sections 3.16, and 3.17,  notwithstanding such
termination  or  resignation.   Notwithstanding   the  foregoing,   (i) the  Master  Servicer  and  the  Securities
Administrator  shall not be required to deliver a Back-Up  Certification  to each other if both are the same Person and the Master  Servicer is the Certifying  Person and (ii) the  Master Servicer shall not be obligated to sign the
Sarbanes-Oxley  Certification  in the event that it does not  receive  any  Back-Up  Certification  required  to be furnished to it pursuant to this section or the Purchase and Servicing Agreement or custodial agreement.

         (b)      The Master  Servicer  shall  enforce the  obligation of the Servicer as set forth in the Purchase and  Servicing  Agreement  to  deliver  to the  Master  Servicer  a  certification  in the form of Exhibit K to the
Purchase  and  Servicing  Agreement  within the time frame set forth in, and in such form and  substance  as may be required pursuant to, the Purchase and Servicing Agreement.

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         SECTION 3.19.  REPORTS FILED WITH SECURITIES AND EXCHANGE COMMISSION.

                  (a)  Reports Filed on Form 10-D.

                  (i)      Within 15 days after each  Payment  Date  (subject  to  permitted  extensions  under the
         Exchange Act), the Securities  Administrator  shall prepare and file on behalf of the Issuer any Form 10-D required by the  Exchange  Act, in form and  substance as required by the  Exchange  Act.  The  Securities
         Administrator  shall  file each  Form 10-D with a copy of the  related  Payment  Date  Statement  attached thereto.  Any  disclosure  in addition to the Payment  Date  Statement  that is required to be included on
         Form 10-D ("Additional  Form 10-D Disclosure")  shall be reported by the parties set forth on Exhibit G to the  Depositor and the  Securities  Administrator  and directed and approved by the Depositor  pursuant to the following  paragraph and the Securities  Administrator  will have no duty or liability for any failure hereunder to determine or prepare any  Additional  Form 10-D  Disclosure,  except as set forth in the next two paragraphs.

                  (ii)     As set forth on Exhibit G hereto,  within 5  calendar  days  after the  related  Payment
         Date,  (i) the  parties to the PHH  Mortgage  Trust,  Series  2008-CIM2  transaction  shall be required to provide to the Securities  Administrator and the Depositor,  to the extent known by a responsible  officer thereof,  in  EDGAR-compatible  form,  or in such other form as  otherwise  agreed upon by the  Securities
         Administrator  and such  party,  the  form and  substance  of any  Additional  Form  10-D  Disclosure,  if applicable,  together  with an  Additional  Disclosure  Notification  in the form of  Exhibit J hereto (an
         "Additional Disclosure  Notification"),  and (ii) the Depositor will approve, as to form and substance, or disapprove,  as the case may be, the inclusion of the  Additional  Form 10-D  Disclosure on Form 10-D. The
         Depositor  will  be  responsible  for any  reasonable  fees  and  expenses  assessed  or  incurred  by the
         Securities  Administrator  in connection  with including any Additional  Form 10-D Disclosure in Form 10-D pursuant to this paragraph.

                  (iii)    After preparing the Form 10-D, the Securities  Administrator  shall forward upon request electronically  a copy of the Form 10-D to the  Depositor  (provided  that such  Form  10-D  includes  any
         Additional  Form 10-D  Disclosure).  Within two  Business  Days after  receipt of such copy,  but no later than  the  12th  calendar  day  after  the  Payment  Date,  the  Depositor  shall  notify  the  Securities
         Administrator  in writing  (which may be furnished  electronically)  of any changes to or approval of such
         Form 10-D.  In the absence of receipt of any written  changes or approval,  or if the  Depositor  does not request a copy of a Form 10-D,  the  Securities  Administrator  shall be entitled to assume that such Form
         10-D is in final form and the  Securities  Administrator  may proceed with the execution and filing of the
         Form 10-D.  A duly  authorized  representative  of the  Master  Servicer  shall sign each Form 10-D.  If a
         Form 10-D cannot be filed on time or if a previously  filed Form 10-D needs to be amended,  the Securities
         Administrator will follow the procedures set forth in  subsection (d)(ii)  of this Section 3.19.  Promptly
         (but no later than 1 Business Day) after filing with the  Commission,  the Securities  Administrator  will make  available on its internet  website a final  executed copy of each Form 10-D filed by the  Securities
         Administrator.  Each party to this Agreement  acknowledges  that the  performance  by the Master  Servicer and the Securities  Administrator of their  respective  duties under this  Section 3.19(a)  related to the

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         timely  preparation,  execution and filing of Form 10-D is contingent upon such parties strictly observing all  applicable  deadlines in the  performance  of their duties  under this  Section 3.19(a).  Neither the
         Master Servicer nor the Securities  Administrator shall have any liability for any loss, expense,  damage, claim arising out of or with respect to any failure to properly  prepare,  execute and/or timely file such
         Form 10-D, where such failure results from the Securities  Administrator's  inability or failure to obtain or receive,  on a timely basis,  any  information  from any other party hereto needed to prepare,  arrange for  execution  or file such Form  10-D,  not  resulting  from its own  negligence,  bad faith or  willful misconduct.

                  (iv)     Form 10-D  requires  the  registrant  to indicate  (by  checking  "yes" or "no") that it
         (1) has  filed all reports  required to be filed by  Section 13  or 15(d) of the  Exchange  Act during the preceding 12 months (or for such shorter  period that the  registrant  was required to file such reports), and  (2) has  been  subject  to such  filing  requirements  for the past 90 days."  The  Depositor  hereby instructs  the  Securities  Administrator,  with  respect to each Form 10-D,  to check "yes" for each item unless the Securities  Administrator  has received timely prior written notice from the Depositor that the answer should be "no" for an item. The Depositor hereby  represents to the Securities  Administrator  that the  Depositor  has filed all such  required  reports  during the preceding 12 months and that it has been subject to such  filing  requirement  for the past 90 days.  The  Depositor  shall  notify the  Securities
         Administrator  in  writing,  no later than the fifth  calendar  day after the  related  Payment  Date with respect  to the  filing of a report on Form  10-D,  if the  answer  to the  questions  should be "no" as a result of  filings  that  relate  to other  securitization  transactions  of the  Depositor  for which the
         Securities  Administrator  does not have the  obligation  to prepare and file  Exchange Act  reports.  The
         Securities  Administrator  shall be  entitled  to rely on such  representations  in  preparing,  executing and/or filing any such report.

                  (b)  Reports Filed on Form 10-K.

                  (i)      On or prior to the 90th day after the end of each  fiscal  year of the Issuer in which a
         Form 10-K is required to be filed or such  earlier  date as may be required by the Exchange Act (the "10-K
         Filing  Deadline") (it being  understood that the fiscal year for the Issuer ends on December 31st of each year),  commencing in March 2009,  the  Securities  Administrator  shall prepare and file on behalf of the
         Issuer a Form 10-K,  in form and  substance  as required by the  Exchange  Act.  Each such Form 10-K shall include  the  following  items,  in each case to the extent  they have been  delivered  to the  Securities
         Administrator  within  the  applicable  time  frames  set forth in this  Agreement  and the  Purchase  and
         Servicing  Agreement,  (i) an  annual  compliance  statement for the Servicer,  the Master  Servicer,  the
         Securities  Administrator  and any  Servicing  Function  Participant  engaged  by such  parties  (each,  a
         "Reporting  Servicer") as described under the Purchase and Servicing  Agreement and  Section 3.17  and for
         the  Custodian  as  described  in the Wells  Fargo  Custodial  Agreement,  (ii)(A) the  annual  reports on assessment  of  compliance  with  servicing  criteria for each  Reporting  Servicer,  as  described  under
         Section 3.16(a)  and for the  Custodian as described in the Wells Fargo  Custodial  Agreement,  and (B) if
         each Reporting  Servicer's or the Custodian's  report on assessment of compliance with servicing  criteria described  in the  Purchase  and  Servicing  Agreement  or Wells Fargo  Custodial  Agreement  or under and

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         Section 3.16(a)  identifies any material instance of noncompliance,  disclosure  identifying such instance of  noncompliance,  or if any Reporting  Servicer's or the Custodian's  report on assessment of compliance with servicing criteria described  thereunder is not included as an exhibit to such Form 10-K,  disclosure that such  report is not  included  and an  explanation  why such  report  is not  included,  (iii)(A) the registered  public  accounting firm attestation  report for each Reporting  Servicer,  as described in the
         Purchase  and  Servicing  Agreement  or for the  Custodian  as  described  in the  Wells  Fargo  Custodial
         Agreement or under  Section 3.16(b),  and (B) if any registered public accounting firm attestation  report described  in the  Purchase  and  Servicing  Agreement,  the  Wells  Fargo  Custodial  Agreement  or under
         Section 3.16(b)  identifies any material instance of noncompliance,  disclosure  identifying such instance of noncompliance,  or if any such registered public accounting firm attestation  report is not included as an exhibit to such Form 10-K,  disclosure  that such report is not  included and an  explanation  why such report is not included,  and (iv) a Sarbanes-Oxley  Certification as described in Section 3.18  (provided, however,  that the Securities  Administrator,  at its  discretion,  may omit from the Form 10-K any annual compliance  statement,  assessment of compliance  or  attestation  report that is not required to be filed with such Form 10-K  pursuant  to  Regulation  AB).  Any  disclosure  or  information  in  addition to (i)
         through  (iv) above that is  required  to be included  on Form 10-K  ("Additional  Form 10-K  Disclosure")
         shall be  determined  and prepared by and at the  direction  of the  Depositor  pursuant to the  following paragraph and the  Securities  Administrator  will have no duty or liability for any failure  hereunder to determine or prepare any Additional Form 10-K Disclosure, except as set forth in the next two paragraphs.

                  (ii)     As set forth on Exhibit H hereto,  the Purchase and  Servicing  Agreement  and the Wells
         Fargo  Custodial  Agreement,  as  applicable,  no later  than  March  15th of each year that the Issuer is subject to the Exchange  Act  reporting  requirements,  commencing  in 2009,  (i) the  parties  hereto and thereto shall be required to provide to the  Securities  Administrator  and the  Depositor,  to the extent known by a  responsible  officer  thereof,  in  EDGAR-compatible  form, or in such other form as otherwise agreed upon by the  Securities  Administrator  and such party,  the form and  substance of any  Additional
         Form 10-K  Disclosure,  if applicable,  together with an Additional  Disclosure  Notification and (ii) the
         Depositor  will approve,  as to form and substance,  or  disapprove,  as the case may be, the inclusion of the Additional  Form 10-K  Disclosure on Form 10-K.  The Depositor will be responsible  for any reasonable fees and expenses  assessed or incurred by the Securities  Administrator  in connection with including any
         Additional Form 10-K Disclosure in Form 10-K pursuant to this paragraph.

                  (iii)    After preparing the Form 10-K, the Securities  Administrator  shall forward upon request electronically  a copy of the Form 10-K to the  Depositor.  Within three  Business  Days after  receipt of such copy,  but no later than March 25th,  the  Depositor  shall notify the  Securities  Administrator  in writing  (which may be furnished  electronically)  of any changes to or approval of such Form 10-K. In the absence of receipt of any written changes or approval,  the Securities  Administrator shall be entitled to assume  that  such  Form 10-K is in final  form and the  Securities  Administrator  may  proceed  with the execution  and filing of the Form 10-K.  A senior  officer of the Master  Servicer in charge of the master

                                                     69

         servicing  function  shall sign the Form 10-K.  If a Form 10-K cannot be filed on time or if a  previously filed Form 10-K needs to be amended,  the  Securities  Administrator  will follow the procedures set forth in  subsection (d)(ii)  of this  Section 3.19.  Promptly  (but no later than 1 Business  Day) after filing with the  Commission,  the Securities  Administrator  will make available on its internet  website a final executed  copy of each Form 10-K filed by the  Securities  Administrator.  The  parties to this  Agreement acknowledge  that the  performance by the Master Servicer and the Securities  Administrator  of its duties under  this  Section 3.19(b)  related  to the  timely  preparation,  execution  and filing of Form 10-K is contingent  upon such parties (and the  Custodian,  the Servicer and any Servicing  Function  Participant)
         strictly   observing  all   applicable   deadlines  in  the   performance   of  their  duties  under  this
         Section 3.19(b),  Section 3.18, Section 3.17, Section 3.16(a),  Section 3.16(b), the Wells Fargo Custodial
         Agreement  and the Purchase  and  Servicing  Agreement.  Neither the Master  Servicer  nor the  Securities
         Administrator  shall have any  liability  for any loss,  expense,  damage or claim  arising out of or with respect to any  failure  to  properly  prepare,  execute  and/or  timely  file such Form 10-K,  where such failure  results  from the  Securities  Administrator's  inability  or failure to obtain or receive,  on a timely basis,  any  information  from any other party hereto  needed to prepare,  arrange for execution or file such Form 10-K, not resulting from its own negligence, bad faith or willful misconduct.

                  (iv)     Form 10-K  requires  the  registrant  to indicate  (by  checking  "yes" or "no") that it
         "(1) has  filed all reports  required to be filed by  Section 13  or 15(d) of the  Exchange Act during the preceding 12 months (or for such shorter  period that the  registrant  was required to file such reports), and  (2) has  been  subject  to such  filing  requirements  for the past 90 days."  The  Depositor  hereby instructs  the  Securities  Administrator,  with  respect to each Form 10-K,  to check "yes" for each item unless the Securities  Administrator  has received timely prior written notice from the Depositor that the answer should be "no" for an item. The Depositor hereby  represents to the Securities  Administrator  that the  Depositor  has filed all such  required  reports  during the preceding 12 months and that it has been subject to such  filing  requirement  for the past 90 days.  The  Depositor  shall  notify the  Securities
         Administrator  in writing,  no later than March 15th with  respect to the filing of a report on Form 10-K, if the answer to the questions  should be "no" as a result of filings that relate to other  securitization transactions  of the  Depositor for which the  Securities  Administrator  does not have the  obligation to prepare and file  Exchange Act reports.  The  Securities  Administrator  shall be entitled to rely on such representations in preparing, executing and/or filing any such report.

                  (c)  Reports Filed on Form 8-K.

                  (i)      Within four (4) Business Days after the occurrence of an event  requiring  disclosure on
         Form 8-K (each such event,  a  "Reportable  Event"),  and if requested by the  Depositor,  the  Securities
         Administrator  shall  prepare and file on behalf of the Issuer a Form 8-K,  as  required  by the  Exchange
         Act,  provided that the Depositor  shall file the initial Form 8-K in connection  with the issuance of the
         Offered  Notes.  Any  disclosure  or  information  related  to a  Reportable  Event  or that is  otherwise required to be included in Form 8-K ("Form 8-K Disclosure  Information")  shall be reported by the parties set forth on Exhibit I (either under this  Agreement or under the Purchase and Servicing  Agreement or the

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         Wells Fargo  Custodial  Agreement,  as applicable) to the Depositor and the Securities  Administrator  and
         directed  and  approved  by  the  Depositor  pursuant  to  the  following  paragraph  and  the  Securities
         Administrator  will have no duty or liability  for any failure  hereunder to determine or prepare any Form
         8-K Disclosure Information or any Form 8-K, except as set forth in the next two paragraphs.

                  (ii)     As set forth on Exhibit I hereto,  for so long as the Issuer is subject to the  Exchange
         Act  reporting  requirements,  no later than close of  business  (New York City time) on the 2nd  Business
         Day after the  occurrence  of a Reportable  Event (i) the  parties  hereto shall be required to provide to the Securities  Administrator  and Depositor,  to the extent known by a responsible  officer  thereof,  in
         EDGAR-compatible  form,  or in such other form as otherwise  agreed upon by the  Securities  Administrator and such party,  the form and substance of any Form 8-K Disclosure  Information,  if applicable,  together with  an  Additional  Disclosure  Notification  and  (ii) the  Depositor  will  approve,  as to  form  and substance, or disapprove,  as the case may be, the inclusion of the Form 8-K Disclosure  Information.  The
         Depositor  will  be  responsible  for any  reasonable  fees  and  expenses  assessed  or  incurred  by the
         Securities  Administrator  in connection  with including any Form 8-K  Disclosure  Information in Form 8-K pursuant to this paragraph.

                  (iii)    After  preparing the Form 8-K, the Securities  Administrator  shall forward upon request electronically  a copy of the  Form  8-K to the  Depositor.  Promptly,  but no  later  than  the  close of business on the third Business Day after the Reportable  Event,  the Depositor shall notify the Securities
         Administrator  in writing  (which may be furnished  electronically)  of any changes to or approval of such
         Form 8-K. In the absence of receipt of any  written  changes or  approval,  the  Securities  Administrator shall be  entitled  to assume  that such Form 8-K is in final form and the  Securities  Administrator  may proceed with the  execution  and filing of the Form 8-K. A duly  authorized  representative  of the Master
         Servicer  shall sign each Form 8-K filed by the  Securities  Administrator.  If a Form 8-K cannot be filed on time or if a previously filed Form 8-K needs to be amended,  the Securities  Administrator  will follow the  procedures  set forth in  subsection (d)(ii)  of this  Section 3.19.  Promptly  (but no later  than 1
         Business Day) after filing with the Commission,  the Securities  Administrator will, make available on its internet  website  a final  executed  copy of each  Form 8-K filed by the  Securities  Administrator.  The parties to this  Agreement  acknowledge  that the  performance  by the Master  Servicer and the Securities
         Administrator of their respective  duties under this  Section 3.19(c)  related to the timely  preparation, execution  and filing of Form 8-K is  contingent  upon such  parties  strictly  observing  all  applicable deadlines  in the  performance  of  their  duties  under  this  Section 3.19(c).  Neither  the  Securities
         Administrator  nor the Master  Servicer  shall have any liability  for any loss,  expense,  damage,  claim arising out of or with respect to any failure to properly  prepare,  execute  and/or timely file such Form
         8-K,  where such failure  results from the  Securities  Administrator's  inability or failure to obtain or receive,  on a timely basis,  any information  from any other party hereto needed to prepare,  arrange for execution or file such Form 8-K, not resulting from its own negligence, bad faith or willful misconduct.

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                  (d)  Delisting; Amendments; Late Filings.

                  (i)      On or prior to  January 30 of the first year in which the  Securities  Administrator  is able  to do so  under  applicable  law,  unless  otherwise  directed  by  the  Depositor,  the  Securities
         Administrator  shall  prepare and file a Form 15 relating to the  automatic  suspension  of  reporting  in respect of the Issuer under the Exchange Act.

                  (ii)     In the event  that the  Securities  Administrator  is  unable  to  timely  file with the
         Commission  all or any  required  portion  of any  Form  8-K,  10-D or 10-K  required  to be filed by this
         Agreement  because  required  disclosure  information  was either not  delivered  to it or delivered to it after  the  delivery  deadlines  set  forth in this  Agreement  or for any other  reason,  the  Securities
         Administrator will promptly notify  electronically  the Depositor.  In the case of Form 10-D and 10-K, the parties to this  Agreement and the Servicer will  cooperate to prepare and file a Form 12b-25 and a 10-D/A and 10-K/A,  as  applicable,  pursuant to Rule 12b-25 of the  Exchange  Act. In the case of Form 8-K,  the
         Securities  Administrator will, upon receipt of all required Form 8-K Disclosure  Information and upon the approval and direction of the  Depositor,  include such  disclosure  information on the next Form 10-D. In the event  that any  previously  filed  Form 8-K,  10-D or 10-K needs to be  amended,  and such  amendment includes  any  Additional  Form 10-D  Disclosure,  any  Additional  Form 10-K  Disclosure  or any Form 8-K
         Disclosure  Information or any amendment to such disclosure,  the Securities  Administrator  will promptly notify  electronically  the  Depositor  and such parties will  cooperate  to prepare any  necessary  8-KA,
         10-D/A or 10-K/A.  Any Form 15, Form 12b-25 or any  amendment to Form 8-K, 10-D or 10-K shall be signed by a duly authorized  representative  or a senior officer in charge of master  servicing,  as applicable,  of the Master  Servicer.  The  parties  to this  Agreement  acknowledge  that the  performance  by the Master
         Servicer and the Securities  Administrator of their respective duties under this  Section 3.19(d)  related to the timely  preparation,  execution  and filing of Form 15, a Form 12b-25 or any amendment to Form 8-K,
         10-D or 10-K is contingent  upon each such party  performing  its duties under this  Section.  Neither the
         Master Servicer nor the Securities  Administrator shall have any liability for any loss, expense,  damage, claim arising out of or with respect to any failure to properly  prepare,  execute  and/or timely file any such Form 15, Form 12b-25 or any  amendments to Forms 8-K, 10-D or 10-K,  where such failure  results from the  Securities  Administrator's  inability  or  failure  to obtain or  receive,  on a timely  basis,  any information  from any other party hereto  needed to prepare,  arrange for  execution or file such Form 15,
         Form 12b-25 or any  amendments to Forms 8-K,  10-D or 10-K,  not resulting  from its own  negligence,  bad faith or willful misconduct.

         SECTION 3.20.  ADDITIONAL INFORMATION; NOTICE.

         Each of the  parties  agrees to  provide  to the  Securities  Administrator  such  additional  information related  to  such  party  as the  Securities  Administrator  may  reasonably  request,  including  evidence  of the authorization of the person signing any  certification or statement,  financial  information and reports,  and such other information related to such party or its performance hereunder.

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         Any notice or  notification  required to be delivered by the  Securities  Administrator  to the  Depositor
pursuant to this Article III may be delivered via facsimile to 212-743-5261, Attention: Peter Sack.

         SECTION 3.21.  INTENTION OF THE PARTIES AND INTERPRETATION.

         Each of the parties  acknowledges  and agrees that the purpose of  Section 3.16  through  Section 3.20  of this Agreement is to facilitate  compliance by the Securities  Administrator  and the Depositor with the provisions of Regulation AB  promulgated  by the  Commission  under the Exchange Act, as such may be amended from time to time and subject to such  clarification  and  interpretive  advice as may be issued by the staff of the Commission  from time to time.  Therefore,  each of the parties agrees that (a) the  obligations of the parties  hereunder  shall be interpreted  in such a manner as to  accomplish  that  purpose,  (b) the  parties'  obligations  hereunder  will be supplemented  and  modified  as  necessary  to be  consistent  with any such  amendments,  interpretive  advice  or guidance,  convention or consensus among active  participants in the  asset-backed  securities  markets,  advice of counsel,  or otherwise in respect of the  requirements  of  Regulation  AB,  (c) the  parties shall comply with the reasonable  requests made by the  Securities  Administrator  or the  Depositor  for delivery of such  additional or different  information  as the Securities  Administrator  or the Depositor may determine in good faith is necessary to comply with the provisions of Regulation AB, which  information is available to such party without  unreasonable effort or  expense  and within  such  timeframe  as may be  reasonably  requested,  and  (d) no  amendment  of this
Agreement  shall be  required  to  effect  any  such  changes  in the  parties'  obligations  as are  necessary  to accommodate evolving interpretations of the provisions of Regulation AB.

         SECTION 3.22.  INDEMNIFICATION.

         Each of the Depositor,  Master Servicer,  Securities  Administrator and any Servicing Function Participant
engaged by such party,  respectively,  shall  indemnify  and hold  harmless  the Master  Servicer,  the  Securities
Administrator  and the Depositor,  respectively,  and each of their directors,  officers,  employees,  agents,  and affiliates from and against any and all claims, losses, damages,  penalties,  fines, forfeitures,  reasonable legal fees and related  costs,  judgments  and other costs and expenses  arising out of or based upon  (a) any  breach by such party of any of its obligations  hereunder,  including  particularly its obligations to provide any Assessment of Compliance,  Attestation  Report,  Compliance  Statement or any  information,  data or materials  required to be included in any 1934 Act report,  (b) any material  misstatement or omission in any information,  data or materials provided  by such  party  (or,  in the case of the  Securities  Administrator  or  Master  Servicer,  any  material misstatement or material omission in (i) any Compliance  Statement,  Assessment of Compliance or Attestation Report
delivered by it, or by any Servicing Function  Participant  engaged by it, pursuant to this Agreement,  or (ii) any
Additional Form 10-D  Disclosure,  Additional Form 10-K Disclosure or Form 8-K  Disclosure),  (c) any claim arising out of or with respect to any failure to properly  prepare,  execute and/or timely file such Form 10-D,  where such failure results from the Securities  Administrator's  inability or failure to obtain or receive, on a timely basis, any  information  from any other party hereto needed to prepare,  arrange for execution or file such Form 10-D, not resulting from its own  negligence,  bad faith or willful  misconduct or (d) the  negligence,  bad faith or willful misconduct  of such  indemnifying  party in  connection  with its  performance  hereunder.  If the  indemnification

                                                     72

provided  for  herein is  unavailable  or  insufficient  to hold  harmless  the  Master  Servicer,  the  Securities
Administrator  or the  Depositor,  as the case may be, then each such party agrees that it shall  contribute to the amount paid or payable by the Master Servicer, the Securities  Administrator or the Depositor, as applicable,  as a result of any claims,  losses,  damages or liabilities  incurred by such party in such proportion as is appropriate to reflect the relative fault of the  indemnified  party on the one hand and the  indemnifying  party on the other.
This  indemnification  shall survive the  termination  of this  Agreement or the  termination  of any party to this
Agreement.

         SECTION 3.23.  SPECIAL FORECLOSURE PROVISIONS

         Notwithstanding anything in this Agreement to the contrary:

                  (a) The  Servicer  shall not  commence  either  (i) foreclosure  proceedings  with  respect  to a
         Mortgage  Loan or  (ii) sell  defaulted  Mortgage  Loans from the  Issuer  unless  (1) no  later than five
         Business  Days prior to such  action,  it  notifies  the  holder of the Owner  Trust  Certificates  of its intention  to do so, and (2) the  holder of the Owner Trust  Certificates,  does not,  within such period, affirmatively object to such action.

                  (b) If the  holder of the Owner  Trust  Certificates  timely  and  affirmatively  objects to such action,  then the  Servicer  shall  hire,  at the holder of the Owner  Trust  Certificates'  sole cost and expense,  three  appraisal  firms,  selected by the Servicer in its sole and absolute  discretion from the list of  appraisal  firms  attached  as  Exhibit M, to compute  the fair value of the  Mortgaged  Property relating  to the  related  Mortgage  Loan  utilizing  the  Fannie Mae Form 2055  Exterior-Only  Inspection
         Residential  Appraisal Report (each such appraisal-firm  computation,  a "Fair Value Price"), in each case no later than  30 days  from the date of the holder of the Owner  Trust  Certificates'  objection.  If the
         Servicer  shall have received  three Fair Value Prices by the end of such 30-day  period,  then the holder of the Owner Trust  Certificates  shall,  no later than 5 days after the expiration of such 30-day period, purchase  such  Mortgage  Loan  and the  related  Mortgaged  Property  at an  amount  equal  to the sum of
         (i) accrued  and unpaid  interest on such Mortgage Loan as of such purchase date ("Accrued  Interest") and
         (ii) the  average of such three Fair Value Prices  respectively  determined by such appraisal  firms,  and shall  promptly  deliver such amount to the Servicer for deposit into the  Collection  Account.  All costs relating to the  computation  of the related  Fair Value  Prices shall be for the account of the holder of the Owner Trust  Certificates and shall be paid by the holder of the Owner Trust  Certificates at the time such  Mortgage  Loan and the related  Mortgaged  Property  are  purchased by the holder of the Owner Trust
         Certificates.  Any  objection  to such  action  shall be  irrevocable  by the  holder of the  Owner  Trust
         Certificates,  and the holder of the Owner Trust  Certificates  will  purchase the related  Mortgage  Loan regardless of the Fair Value Price determined.

                  (c) In the event that the Servicer has not commenced  foreclosure  proceedings  with respect to a
         Mortgage  Loan  that  is 180  days'  or  more  delinquent  (provided  that  the  Mortgage  Loan  is not in bankruptcy,  is not  subject  to a  court-ordered  injunction  with  respect to the  Mortgage  Loan or the related Mortgaged Property,  or is not subject to federal,  state or local law restriction on foreclosure)
         the Servicer must promptly  provide the holder of the Owner Trust  Certificates  with notice of such event

                                                     74

         (a  "Delinquency  Notice")  and a  description  of such other action as it intends to take with respect to such  Mortgage  Loan.  The Servicer is not  permitted to proceed with any such action unless the holder of the Owner Trust  Certificates,  does not,  within five Business Days following such notice,  affirmatively object to the Servicer taking such action.

                  (d) If the  holder of the Owner  Trust  Certificates  timely  and  affirmatively  objects  to the
         Servicer's  contemplated  action,  then the holder of the Owner Trust Certificates shall have the right to direct the Servicer to commence  foreclosure  proceedings in accordance with prudent servicing  standards.
         Notwithstanding  the  foregoing,  the Servicer shall not be obligated to foreclose on any Mortgage Loan if the  Servicer  has  notified the holder of the Owner Trust  Certificates  in the  Delinquency  Notice that either (i) the related Mortgaged  Property is located in a county  designated as an individual  assistance disaster  area by FEMA and  foreclosure  is not permitted  under the  Servicer's  servicing  policies with respect to  mortgage  loans  contained  in such area or  (ii) such  Mortgage  Loan is the subject of a lis pendens notice and  foreclosure is not permitted under the Servicer's  servicing  policies with respect to mortgage  loans  subject to such legal  proceedings.  In such event,  the Servicer  will hire three of the appraisal firms  identified in Exhibit M to compute the fair value of the Mortgaged  Property  relating to the  related  Mortgage  Loan  utilizing  the Fannie Mae Form 2055  Exterior  Only  Inspection  Residential
         Appraisal  Report,  in each  case no later  than 30 days from the date of the  holder  of the Owner  Trust
         Certificate's  objection and the holder of the Owner Trust  Certificates  will, no later than 5 days after the expiration of such 30 day period,  purchase such Mortgage Loan and the related  Mortgaged  Property at an amount equal to the sum of  (i) Accrued  Interest and (ii) the  average of such three Fair Value Prices respectively  determined by such appraisal  firms,  and shall promptly deliver such amount to the Servicer for deposit  into the  Collection  Account.  All costs  relating to the  computation  of the related  Fair
         Value Prices shall be for the account of the holder of the Owner Trust  Certificates  and shall be paid by the holder of the Owner  Trust  Certificates  at the time such  Mortgage  Loan and the  related  Mortgaged
         Property  are  purchased  by the holder of the Owner  Trust  Certificates.  The holder of the Owner  Trust
         Certificates will purchase the Mortgage Loan regardless of the Fair Value Price determined.

                  (e) If the  Servicer  shall not have  received  three Fair Value  Prices at the end of the 30-day period set forth in (b) and (c) above, then:

                  (i)      The Servicer  shall obtain such three Fair Value Prices no later than 15 days  after the end of such 30-day period.

                  (ii)     If the  Servicer  shall  have only  received  two Fair  Value  Prices at the end of such
         15-day extension period, then the Servicer will determine,  in its sole and absolute discretion,  the fair value of the  Mortgaged  Property  relating to such  Mortgage  Loan,  related  Insurance  Proceeds and the current  delinquency status of such Mortgage Loan (such fair value, the "Servicer Fair Value Price"),  and the holder of the Owner  Trust  Certificates  shall,  no later than 5 days  after the  expiration  of such
         15-day extension period,  purchase (and deliver to the Servicer the purchase price for) such Mortgage Loan and the related  Mortgaged  Property at an amount  equal to the sum of  (i) Accrued  Interest  thereon and

                                                     75

         (ii) the highest of such two Fair Value Prices determined by such appraisal firms.

                  (iii)    If the  Servicer  shall  have  received  only  one Fair  Value  Price at the end of such
         15-day  extension  period,  then the Servicer will  determine,  in its sole and absolute  discretion,  the
         Servicer Fair Value Price of the Mortgaged Property related to such Mortgage Loan, and:

                           (A)    if such  Servicer  Fair  Value  Price  is  equal to or  greater  than the  unpaid
                  Principal  Balance  of  the  related  Mortgage  Loan  as of  such  date  (the  "Unpaid  Principal
                  Balance"),  then the holder of the Owner  Trust  Certificates  shall,  no later than 5 days after the  expiration  of such 15-day  extension  period,  purchase  (and  deliver to the  Servicer the purchase price for) such Mortgage Loan and the related  Mortgaged  Property at an amount equal to the sum of (1) Accrued  Interest  thereon and (2) the Unpaid  Principal  Balance of that Mortgage
                  Loan; and

                           (B)    if such  Servicer  Fair Value  Price is less than the  related  Unpaid  Principal
                  Balance,  then the  holder of Owner  Trust  Certificates  shall,  no later  than 5 days after the expiration of such 15-day  extension  period,  purchase (and deliver to the Servicer the purchase price for) such  Mortgage Loan and the related  Mortgaged  Property at an amount equal to the sum of  (1) Accrued  Interest  thereon and (2) the  related Unpaid  Principal  Balance (such sum, the
                  "Preliminary Purchase Price");  provided,  that the provisions of clause (d)(iv) shall thereafter apply.

                  (iv)     Following  the  payment by the holder of Owner  Trust  Certificates  of the  Preliminary
         Purchase  Price,  the  Servicer  shall  continue  to hire  appraisal  firms at the  holder of Owner  Trust
         Certificates'  sole cost and expense to compute the Fair Value Price of the Mortgaged  Property related to such Mortgage Loan, and at such time as two such Fair Value Prices shall have been obtained:

                           (A)    if such  Servicer  Fair  Value  Price  is  equal to or  greater  than the  Unpaid
                  Principal  Balance,  then the  holder of Owner  Trust  Certificates  shall,  no later than 5 days after the expiration of such 15-day extension  period,  purchase (and deliver to the Servicer the purchase price for) such Mortgage Loan and the related  Mortgaged  Property at an amount equal to the sum of (1) Accrued  Interest  thereon and (2) the Unpaid  Principal  Balance of such Mortgage
                  Loan; and

                           (B)    if the sum of  (1) Accrued  Interest  on the  related  Mortgage  Loan and (2) the higher of (x) the  highest of such two Fair Value Prices  determined by such appraisal  firms and
                  (y) the  Servicer's  Fair Value Price of the  Mortgaged  Property  related to such  Mortgage Loan
                  (such sum,  the "Revised  Fair Value  Price") is greater than such  Preliminary  Purchase  Price, then the  Servicer  shall  promptly  notify  the  holder  of  Owner  Trust  Certificates  of such calculation,  and the holder of Owner Trust  Certificates  shall, no later than 5 days after such notice,  remit to the Servicer,  for deposit into the Certificate Account, the difference between such Revised Fair Value Price and such Preliminary Purchase Price; and

                                                     76

                           (C)    if such  Preliminary  Purchase  Price is  greater  than such  Revised  Fair Value
                  Price,  then the Servicer shall promptly  notify the holder of Owner Trust  Certificates  of such calculation,  and the  Servicer  shall,  no later  than 5 days after  such  notice,  remit to the holder of Owner Trust Certificates,  from funds then on deposit in the Certificate  Account,  the difference between such Preliminary Purchase Price and such Revised Fair Value Price.

                  (v)      Notwithstanding  anything  herein  to  the  contrary,  the  holder  of the  Owner  Trust
         Certificates  shall not be entitled to any of its rights set forth herein with respect to a Mortgage  Loan following its failure to purchase such  Mortgage Loan and the related  Mortgaged  Property (at the average of the three Fair  Value  Prices  respectively  determined  by such  appraisal  firms as set forth  above)
         during the time frame set forth above following its objection to the Servicer action.

                  (vi)     Any notice,  confirmation,  instruction  or objection  pursuant to paragraphs  (a), (b),
         (c), (d) and (e) above may be delivered  via facsimile or other  written or  electronic  communication  as the parties hereto and the holder of Owner Trust Certificates may agree to from time to time.

                  (vii)    For the  avoidance of doubt,  the holder of Owner Trust  Certificates'  rights set forth in this  Section 3.23  are intended to provide the holder of Owner Trust  Certificates,  for so long as it has not  forfeited  its  right  under  this  Section 3.23  as set  forth in clause  (vi)  above,  with the unilateral right to control  foreclosure  decisions in respect of delinquent and defaulted Mortgage Loans, and certain  exclusive  purchase  rights so as to maximize the recovery  value on delinquent and defaulted
         Mortgage Loans.

         To the extent that the holder of the Owner Trust  Certificates  purchases  any Mortgage  Loan  pursuant to this  Section 3.23,  the servicing of such Mortgage Loan pursuant to this  Agreement and the Purchase and Servicing
Agreement  will  terminate  and the  servicing  of the related  Mortgage  Loan will be  transferred  to a successor servicer at the direction of, and the expense of, the holder of the Owner Trust Certificate.

         The Servicer,  may also, in its discretion,  as alternative to foreclosure,  sell defaulted Mortgage Loans at fair market value to third parties,  if the Servicer  reasonably believes that such sale would maximize proceeds to the Trust in the aggregate (on a present value basis) with respect to that Mortgage Loan.

         The  Seller,  so long as it is the holder of the Owner Trust  Certificates,  will  indemnify  and hold the
Servicer harmless against,  any loss,  liability or expense  (including  reasonable legal fees and disbursements of counsel)  incurred by the Servicer in connection with,  arising out of, or relating to any foreclosure  proceedings instituted  by the  Servicer  at the  direction  of the holder of the Owner  Trust  Certificates  pursuant  to this
Section 3.23.  The  Seller,  so long as it is the  holder of the  Owner  Trust  Certificates,  will  reimburse  the
Servicer  for the cost of the  appraisal  firms  set forth on  Exhibit M  selected  by the  Servicer  and any other reasonable out of pocket costs incurred in connection with this Section 3.23.

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         SECTION 3.24.  UNIFORM COMMERCIAL CODE.

         The  Securities  Administrator  agrees to file  continuation  statements for any Uniform  Commercial  Code
financing  statements   identifying  the  Issuer  as  debtor  which  the  Depositor  has  informed  the  Securities
Administrator  in  writing  were  filed on the  Closing  Date in  connection  with the  Issuer,  provided  that the
Securities  Administrator  receives the related filing  information on a timely basis. The Depositor shall file any financing statements or amendments thereto required by any change in the Uniform Commercial Code.

         SECTION 3.25.  RESERVED.

         SECTION 3.26.  RESERVED.

         SECTION 3.27.  RESERVED.

         SECTION 3.28.  LIABILITIES OF THE MASTER SERVICER.

         The  Master  Servicer  shall be liable  in  accordance  herewith  only to the  extent  of the  obligations specifically imposed upon and undertaken by it herein.

         SECTION 3.29.  MERGER OR CONSOLIDATION OF THE MASTER SERVICER.

                  (a) The  Master  Servicer  will  keep  in  full  force  and  effect  its  existence,  rights  and franchises  as a  corporation  under  the laws of the  state of its  incorporation,  and will  obtain  and preserve its  qualification  to do business as a foreign  corporation in each  jurisdiction  in which such qualification is or shall be necessary to protect the validity and  enforceability of this Agreement,  the
         Securities or any of the Mortgage Loans and to perform its duties under this Agreement.

                  (b) The Master  Servicer may be merged or consolidated  with or into any Person,  or transfer all or  substantially  all of its assets to any Person,  in which case any Person resulting from any merger or consolidation  to which the Master Servicer shall be a party, or any Person  succeeding to the business of the Master  Servicer,  shall be the  successor  of the  Master  Servicer,  as the case may be,  hereunder, without  the  execution  or  filing  of any  paper or any  further  act on the part of any of the  parties hereto,  anything herein to the contrary  notwithstanding;  provided, that the Rating Agencies' ratings of the Notes in effect  immediately prior to such merger or consolidation  will not be qualified,  reduced or withdrawn as a result thereof (as evidenced by a letter to such effect from the Rating Agencies).

         SECTION  3.30.  INDEMNIFICATION  OF THE SELLER,  THE  INDENTURE  TRUSTEE,  THE OWNER  TRUSTEE,  THE MASTER
                              SERVICER AND THE SECURITIES ADMINISTRATOR.

                  (a) In addition to any indemnity  required pursuant to Section 3.22  hereof,  the Master Servicer agrees to indemnify the Indemnified  Persons for, and to hold them harmless against,  any loss,  liability or expense (except as otherwise  provided  herein with respect to expenses)  (including  reasonable  legal fees and  disbursements  of counsel)  incurred on their part that may be  sustained  in  connection  with, arising out of, or relating to this  Agreement  or the  Securities  (i) related  to the Master  Servicer's

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         failure to perform its duties in compliance  with this  Agreement  (except as any such loss,  liability or expense shall be otherwise  reimbursable  pursuant to this  Agreement) or  (ii) incurred  by reason of the
         Master  Servicer's  willful  misfeasance,  bad  faith or gross  negligence  in the  performance  of duties hereunder or by reason of reckless  disregard  of  obligations  and duties  hereunder,  provided,  in each case,  that with  respect to any such  claim or legal  action (or  pending  or  threatened  claim or legal action),  an  Indemnified  Person shall have given the Master  Servicer and the Depositor  written  notice thereof  promptly  after such  Indemnified  Person  shall have with  respect to such claim or legal action
         knowledge  thereof.   The  Indemnified  Person's  failure  to  give  such  notice  shall  not  affect  the
         Indemnified  Person's right to  indemnification  hereunder.  This indemnity  shall survive the resignation or  removal  of the  Indenture  Trustee,  the  Owner  Trustee,  the  Master  Servicer  or  the  Securities
         Administrator and the termination of this Agreement.

                  (b) The Issuer will indemnify any  Indemnified  Person for any loss,  liability or expense of any
         Indemnified  Person not otherwise  indemnified  by the Master  Servicer as referred to in  Subsection  (a)
         above, other than any loss,  liability or expense incurred by reason of such Indemnified  Person's willful misfeasance,  bad faith or negligence  (or, in the case of the Owner  Trustee,  gross  negligence)  in the performance  of duties  hereunder or under any Operative  Agreement or by reason of reckless  disregard of obligations and duties hereunder or under any Operative Agreement.

                  (c) In  addition to any  indemnity  required  pursuant to  Section 3.22  hereof,  the  Securities
         Administrator  agrees to indemnify the Indemnified Persons (other than the Securities  Administrator) for, and to hold them harmless  against,  any loss,  liability or expense (except as otherwise  provided herein with respect to expenses)  (including  reasonable  legal fees and  disbursements  of counsel)  incurred on their part (i) in connection with, arising out of, or relating to the Securities  Administrator's  failure to file any  Exchange  Act  report  which  the  Securities  Administrator  is  responsible  for  filing in accordance  with  Section 3.19,  (ii) by  reason of the Securities  Administrator's  negligence or willful misconduct in the  performance of such  obligations  pursuant to  Section 3.19  or (iii) by  reason of the
         Securities  Administrator's reckless disregard of such obligations pursuant to Section 3.19,  provided, in each case,  that with respect to any such claim or legal action (or pending or  threatened  claim or legal action),  an  Indemnified  Person shall have given the  Securities  Administrator  written  notice thereof promptly  after such  Indemnified  Person shall have with respect to such claim or legal action  knowledge thereof.  The Indemnified  Person's failure to give such notice shall not affect the Indemnified  Person's right to  indemnification  hereunder.  This  indemnity  shall  survive the  resignation  or removal of the
         Indenture  Trustee,  the Owner  Trustee,  the Master  Servicer  or the  Securities  Administrator  and the
         termination of this Agreement.

         SECTION 3.31.  LIMITATIONS ON LIABILITY OF THE MASTER SERVICER AND OTHERS.

         Subject to the  obligation  of the Master  Servicer  to  indemnify  the  Indemnified  Persons  pursuant to
Section 3.30:

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                  (a) Neither the Master  Servicer nor any of the directors,  officers,  employees or agents of the
         Master  Servicer shall be under any liability to the  Indemnified  Persons,  the Depositor,  the Issuer or
         the  Securityholders  for  taking  any  action or for  refraining  from  taking  any  action in good faith pursuant to this Agreement,  or for errors in judgment;  provided,  however, that this provision shall not protect the Master  Servicer or any such Person against any breach of warranties or  representations  made herein or any liability which would otherwise be imposed by reason of such Person's  willful  misfeasance, bad  faith or gross  negligence  in the  performance  of duties or by  reason  of  reckless  disregard  of obligations and duties hereunder.

                  (b) The Master  Servicer  and any  director,  officer,  employee or agent of the Master  Servicer may rely in good faith on any  document of any kind prima facie  properly  executed  and  submitted by any
         Person respecting any matters arising hereunder.

                  (c) The Master  Servicer,  the Owner Trustee (in its individual  corporate  capacity and as Owner
         Trustee),  the Indenture  Trustee (in its individual  corporate  capacity and as Indenture  Trustee),  the
         Custodian  (including  for such purpose,  the Indenture  Trustee  acting in its capacity as Custodian) and any  director,  officer,  employee  or agent of the Master  Servicer,  the Owner  Trustee,  the  Indenture
         Trustee or the Custodian  shall be indemnified by the Issuer and held harmless  thereby  against any loss, liability or expense  (including  reasonable legal fees and  disbursements  of counsel)  incurred on their part that may be  sustained  in  connection  with,  arising out of, or relating  to, this  Agreement,  the
         Securities  or the Purchase and Servicing  Agreement or the  transactions  contemplated  hereby or thereby
         (except,  with respect to the Master  Servicer,  to the extent that the Master  Servicer is indemnified by the  Servicer  thereunder),  other  than  (i) with  respect to the Master  Servicer  only,  any such loss, liability or expense  related to the Master  Servicer's  failure to perform its duties in compliance  with this Agreement or (ii) with  respect to the Master  Servicer or Custodian  only, any such loss,  liability or expense incurred by reason of the Master Servicer's or the Custodian's willful  misfeasance,  bad faith or gross negligence in the performance of its own duties  hereunder or by reason of reckless  disregard of its own obligations and duties hereunder or under a custodial agreement.

                  (d) The Master  Servicer  shall not be under any  obligation  to appear in,  prosecute  or defend any legal action that is not  incidental  to its duties under this  Agreement  and that in its opinion may involve it in any expense or liability;  provided,  however,  the Master  Servicer may in its  discretion, undertake  any such action which it may deem  necessary or desirable  with respect to this  Agreement  and the rights and  duties of the  parties  hereto  and the  interests  of the Issuer and the  Securityholders hereunder.  In such  event,  the legal  expenses  and costs of such  action  and any  liability  resulting therefrom  shall be  expenses,  costs and  liabilities  of the Issuer,  and the Master  Servicer  shall be entitled  to be  reimbursed  therefor  out  of  the  Distribution  Account  or  Accounts  as  provided  by
         Section 4.03.  Nothing  in this  Subsection 3.31(d)  shall  affect  the Master  Servicer's  obligation  to supervise,  or to take such actions as are necessary to ensure,  the servicing and  administration  of the
         Mortgage Loans pursuant to Subsection 3.01(a).

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                  (e) In  taking  or  recommending  any  course  of  action  pursuant  to  this  Agreement,  unless specifically  required to do so pursuant to this  Agreement,  the Master Servicer shall not be required to investigate or make  recommendations  concerning  potential  liabilities which the Issuer might incur as a result of such course of action by reason of the  condition  of the  Mortgaged  Properties  but shall give notice to the Indenture Trustee if it has notice of such potential liabilities.

                  (f) The Master  Servicer  shall not be liable for any acts or omissions of the  Servicer,  except as otherwise expressly provided herein.

         SECTION 3.32.  MASTER SERVICER NOT TO RESIGN.

         The Master  Servicer  shall not resign from the  obligations  and duties hereby  imposed on it except upon determination  that its duties hereunder are no longer  permissible  under  applicable law. Any such  determination pursuant to the preceding  sentence  permitting  the  resignation  of the Master  Servicer shall be evidenced by an
Independent  Opinion of Counsel to such effect  obtained at the expense of the Master Servicer and delivered to the
Indenture  Trustee and the Rating  Agencies.  No resignation of the Master  Servicer shall become  effective  until the Indenture  Trustee or a successor  Master Servicer shall have assumed the Master  Servicer's  responsibilities, duties,  liabilities  (other  than those  liabilities  arising  prior to the  appointment  of such  successor)  and obligations under this Agreement.

         SECTION 3.33.  RESERVED.

         SECTION 3.34.  SALE AND ASSIGNMENT OF MASTER SERVICING.

         The  Master  Servicer  may sell and  assign its rights  and  delegate  its duties and  obligations  in its entirety as Master  Servicer  under this  Agreement;  provided,  however,  that:  (i) the  purchaser or  transferee accepting such assignment and delegation  (a) shall be a Person which shall be qualified to service  mortgage loans for Fannie Mae or Freddie Mac;  (b) shall have a net worth of not less than $25,000,000  (unless otherwise approved by each Rating  Agency  pursuant to clause (ii)  below);  (c) shall be  reasonably  satisfactory  to the  Indenture
Trustee (as evidenced in a writing  signed by the  Indenture  Trustee);  and  (d) shall  execute and deliver to the
Indenture  Trustee an agreement,  in form and substance  reasonably  satisfactory to the Indenture  Trustee,  which contains an  assumption  by such Person of the due and punctual  performance  and  observance  of each covenant and condition to be performed or observed by it as master servicer under this Agreement,  any custodial  agreement from and after the effective  date of such  agreement;  (ii) each  Rating Agency shall be given prior written  notice of the identity of the  proposed  successor to the Master  Servicer  and each Rating  Agency's  rating of the Notes in effect  immediately  prior to such assignment,  sale and delegation will not be downgraded,  qualified or withdrawn as a result of such  assignment,  sale and  delegation,  as evidenced  by a letter to such effect  delivered to the
Master  Servicer  and the  Indenture  Trustee;  and  (iii) the  Master  Servicer  assigning  and selling the master servicing shall deliver to the Indenture  Trustee an officer's  certificate and an Independent  Opinion of Counsel, each  stating  that all  conditions  precedent to such action under this  Agreement  have been  completed  and such action is permitted by and complies  with the terms of this  Agreement.  No such  assignment  or  delegation  shall affect any liability of the Master Servicer arising prior to the effective date thereof.

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                                                    ARTICLE IV

                                                     ACCOUNTS

         SECTION 4.01.  CUSTODIAL ACCOUNTS.

                  (a) The Master  Servicer  shall enforce the  obligation of the Servicer to establish and maintain one or more custodial  accounts (the  "Custodial  Accounts") in accordance with the Purchase and Servicing
         Agreement,  with records to be kept with respect  thereto on a Mortgage Loan by Mortgage Loan basis,  into which  accounts  shall be  deposited  within 48 hours (or as of such other time  specified in the Purchase and  Servicing  Agreement) of receipt all  collections  of principal and interest on any Mortgage Loan and with respect to any REO Property  received by the Servicer,  including  Principal  Prepayments,  Insurance
         Proceeds,  Liquidation  Proceeds,  Subsequent  Recoveries  and advances made from the Servicer's own funds
         (less, in the case of the Servicer,  the applicable servicing  compensation,  in whatever form and amounts as permitted by the Purchase and Servicing  Agreement)  and all other amounts to be deposited in each such
         Custodial  Account.  The  Servicer  is hereby  authorized  to make  withdrawals  from and  deposits to the related  Custodial  Account for  purposes  required or permitted  by this  Agreement  and the Purchase and
         Servicing  Agreement.  For the  purposes of this  Agreement,  Custodial  Accounts  shall also include such other  accounts  as the  Servicer  maintains  for the  escrow  of  certain  payments,  such as  taxes  and insurance,  with  respect to certain  Mortgaged  Properties.  The Purchase and  Servicing  Agreement  sets forth the criteria for the  segregation,  maintenance  and investment of each related  Custodial  Account, the  contents of which are  acceptable  to the  parties  hereto as of the date hereof and changes to which shall not be made unless such changes are made in accordance with the provisions of Section 12.01 hereof.

                  (b)  [Reserved];

                  (c) To the extent  provided in the Purchase and  Servicing  Agreement and subject to this Article
         IV,  on or before  the  Servicer  Remittance  Date,  the  Servicer  shall  withdraw  or shall  cause to be withdrawn from the related Custodial  Accounts and shall  immediately  deposit or cause to be deposited in the  Distribution  Account amounts  representing  the following  collections and payments (other than with respect  to  principal  of or  interest  on the  Mortgage  Loans due on or before the  Cut-off  Date) with respect to each of the Mortgage Loans:

                  (i)      Monthly  Payments  on the  Mortgage  Loans  received  or  any  related  portion  thereof advanced by the  Servicer  pursuant to the Purchase and  Servicing  Agreement  which were due on or before the related Due Date but net of the amount thereof comprising the Servicing Fees;

                  (ii)     Principal  Prepayments  in full and any  Liquidation  Proceeds  received by the Servicer with  respect to such  Mortgage  Loans in the  related  Prepayment  Period,  with  interest to the date of prepayment or  liquidation,  net of the amount  thereof  comprising  the Servicing Fees and any Subsequent
         Recoveries received in the related Prepayment Period;

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                  (iii)    Principal  Prepayments  in part received by the Servicer for such Mortgage  Loans in the related Prepayment Period;

                  (iv)     [reserved]; and

                  (v)      any  amount  to be used as a  delinquency  advance  or to pay  any  Prepayment  Interest
         Shortfalls, in each case, as required to be paid under the Purchase and Servicing Agreement.

                  (d)  Withdrawals  may be made from a Custodial  Account only to make  remittances  as provided in
         Section 4.01(c)  and 4.02; to reimburse the Master  Servicer or the Servicer for Advances  which have been recovered by subsequent  collection from the related  Mortgagor;  to remove amounts deposited in error; to remove fees,  charges or other such amounts  deposited on a temporary basis; or to clear and terminate the account  at  the  termination  of  this  Agreement  in  accordance  with  Section 10.01.  As  provided  in
         Sections 4.01(c),  certain  amounts  otherwise due to the Servicer may be retained by them and need not be deposited in the Distribution Account.

         SECTION 4.02.  DISTRIBUTION ACCOUNT.

                  (a) The  Securities  Administrator  shall  establish  and maintain in the name of the  Securities
         Intermediary for the benefit of the Indenture Trustee and the  Securityholders,  the Distribution  Account
         as a segregated  account,  which shall be an Eligible  Account.  If the Distribution  Account ceases to be an Eligible Account,  the Securities  Administrator shall establish a new Distribution  Account that is an
         Eligible  Account within  ten (10) days and transfer all funds and  investment  property on deposit in the existing  Distribution  Account  into  the  new  Distribution  Account.  The  Distribution  Account  shall constitute an account of the Indenture  Trustee  segregated  on the books of the  Securities  Intermediary and held by the Securities  Administrator  in trust in its Corporate  Trust Office,  and the  Distribution
         Accounts  and the funds  deposited  therein  shall not be subject  to, and shall be  protected  from,  all claims,  liens, and encumbrances of any creditors or depositors of the Issuer, the Indenture Trustee,  the
         Securities  Administrator,  the Securities  Intermediary or the Master Servicer (whether made directly, or indirectly  through a  liquidator  or  receiver of the  Issuer,  the  Indenture  Trustee,  the  Securities
         Administrator,  the Securities  Intermediary or the Master  Servicer).  The amount at any time credited to the Distribution  Account shall be (i) fully  insured by the FDIC to the maximum coverage provided thereby
         or  (ii) invested  by  the  Securities  Administrator,   in  Eligible  Investments,   in  accordance  with
         Section 4.02(c).  All Eligible  Investments  shall mature or be subject to  redemption or withdrawal on or before,  and  shall  be  held  until,  the  immediately  succeeding  Payment  Date.  With  respect  to the
         Distribution  Account  and the funds  deposited  therein,  the  Securities  Administrator  shall take such action as may be  necessary  to ensure  that the Issuer and the  Securityholders  shall be entitled to the priorities  afforded  to such an account  (in addition  to a claim  against  the estate of the  Securities
         Administrator,  the Securities  Intermediary or the Indenture  Trustee) as provided by 12 U.S.C. § 92a(e),

                                                     83

         and applicable  regulations  pursuant thereto, if applicable,  or any applicable  comparable state statute applicable to state chartered  banking  corporations,  if applicable.  The Securities  Administrator,  the
         Indenture  Trustee or their  affiliates  are permitted to receive  additional  compensation  that could be deemed to be in the their economic  self-interest  for (i) serving as investment  adviser,  administrator, servicing  agent,  custodian  or  sub-custodian  with  respect  to certain  of the  Eligible  Investments,
         (ii) using  affiliates  to  effect  transactions  in  certain  Eligible  Investments  and  (iii) effecting transactions in certain Eligible  Investments.  The Master Servicer and the Securities  Administrator will deposit in the  Distribution  Account as received by the Master Servicer or the Securities  Administrator,
         the following amounts:

                  (i)      any amounts  withdrawn from a Custodial Account pursuant to  Section 4.01(c)  in respect of the related Mortgage Loans;

                  (ii)     any Advance and any  Compensating  Interest  Payments  required to be made by the Master
         Servicer (as successor  servicer  with respect to any Advance) to the extent  required but not made by the
         Servicer in respect of the related Mortgage Loans;

                  (iii)    any Insurance  Proceeds,  Liquidation  Proceeds or Subsequent  Recoveries received by or on behalf of the Master  Servicer or which were not  deposited  in a  Custodial  Account in respect of the related Mortgage Loans;

                  (iv)     the  Purchase  Price  with  respect  to any  related  Mortgage  Loans  purchased  by the
         Originator  pursuant  to  Section 2.04  of  this  Agreement,  any  Substitution  Adjustments  pursuant  to
         Section 2.04  of this Agreement and all proceeds of any Mortgage  Loans or property  acquired with respect thereto repurchased by the Servicer (or its assignee) pursuant to Section 10.01;

                  (v)      any amounts  required to be deposited  with respect to losses on investments of deposits in the Distribution Account; and

                  (vi)     any other  amounts  received by or on behalf of the Master  Servicer  or the  Securities
         Administrator and required to be deposited in such Distribution Account pursuant to this Agreement.

                  (b)  All  amounts  deposited  to the  Distribution  Account  shall  be  held  by  the  Securities
         Intermediary  in the name of the Indenture  Trustee in trust for the benefit of the Indenture  Trustee and the  Securityholders  in accordance with the terms and provisions of this Agreement.  The requirements for crediting the  Distribution  Account  shall be exclusive,  it being  understood  and agreed that,  without limiting  the  generality  of the  foregoing,  payments  in the  nature of  (i) late  payment  charges  or assumption, tax service, statement account or payoff, substitution,  satisfaction,  release and other like fees and charges and (ii) the  items  enumerated in  Subsections  4.03(a)(i),  (ii),  (iii),  (iv),  (vi),
         (vii),  (ix) and (x) and with respect to the Securities  Administrator  item (xi), need not be credited by the Master  Servicer or the Servicer to the  Distribution  Account.  In the event that the Master Servicer shall  deposit  or cause to be  deposited  to the  Distribution  Account  any amount  not  required  to be credited  thereto,  the Securities  Intermediary,  upon receipt of a written request  therefor signed by a

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         Servicing  Officer of the Master  Servicer,  shall promptly  transfer such amount to the Master  Servicer, any provision herein to the contrary notwithstanding.

                  (c) The amount at any time credited to the  Distribution  Account shall be invested,  in the name of the  Securities  Intermediary,  or its  nominee,  for the  benefit  of the  Indenture  Trustee  and the
         Securityholders,  in Eligible  Investments as follows.  All net earnings on Eligible  Investments shall be for the  benefit  of the  Master  Servicer.  All  Eligible  Investments  made for the  benefit  of  Master
         Servicer may be made at the direction of Master Servicer to the Securities  Administrator  (or, if no such direction is received,  such funds shall be invested in the Wells Fargo Advantage Prime  Investment  Money
         Market Fund so long as it meets the  definition  of an Eligible  Investment;  provided,  however,  that if
         such  money  market  fund  is  not  an  Eligible   Investment,   such  funds  shall  remain   uninvested).
         Notwithstanding  the foregoing,  funds  received after the earlier of 1:00 p.m.  EST and 1 hour before the fund  closing  deadline  shall be  invested  on the next  Business  Day),  shall  mature or be  subject to redemption  or  withdrawal  on or before,  and shall be held  until,  the  Business  Day prior to the next succeeding  Payment  Date (or if the Master  Servicer  in its  commercial  capacity is the obligor of such
         Eligible  Investments,  such Eligible  Investments shall mature not later than the next Payment Date). Any and all  investment  earnings from such Eligible  Investments  shall be paid to Master  Servicer,  and the risk of loss of moneys  resulting  from such  investments  shall be borne by and be the risk of the Master
         Servicer.  The Master  Servicer  shall  deposit  the amount of any such loss in the  Distribution  Account within two Business Days of receipt of  notification  of such loss but not later than the next  succeeding
         Payment Date.

         SECTION 4.03.  PERMITTED WITHDRAWALS AND TRANSFERS FROM THE DISTRIBUTION ACCOUNT.

                  (a) The Securities  Administrator  will, from time to time on demand of the Servicer,  the Master
         Servicer,  or for its own  account  as set  forth  below,  make or cause to be made  such  withdrawals  or transfers  from the  Distribution  Account,  in the case of a demand by the Servicer,  as the Servicer has designated  for such transfer or withdrawal  pursuant to the Purchase and Servicing  Agreement,  or in the
         case of the Master Servicer as set forth below in this  Section 4.03,  or as the Securities  Administrator has determined to be appropriate in accordance herewith, for the following purposes:

                  (i)      to  reimburse  the Master  Servicer or the  Servicer for any Advance of its own funds or of the Servicer's own funds,  the right of the Master Servicer or the Servicer to  reimbursement  pursuant to this  subclause (i) being limited to amounts  received on a particular  Mortgage Loan  (including,  for this purpose,  the Purchase Price therefor,  Insurance Proceeds and Liquidation  Proceeds) which represent late payments or recoveries  of the principal of or interest on such Mortgage Loan  respecting  which such
         Advance was made;

                  (ii)     to  reimburse  the  Master   Servicer  or  the  Servicer  from  Insurance   Proceeds  or
         Liquidation  Proceeds  relating to a particular  Mortgage Loan for amounts expended by the Master Servicer or the Servicer in good faith in connection with the restoration of the related  Mortgaged  Property which was damaged by an Uninsured Cause or in connection with the liquidation of such Mortgage Loan;

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                  (iii)    to reimburse the Master Servicer or the Servicer from Insurance  Proceeds  relating to a particular  Mortgage  Loan for  insured  expenses  incurred  with  respect  to such  Mortgage  Loan and to reimburse the Master Servicer or the Servicer from  Liquidation  Proceeds from a particular  Mortgage Loan for Liquidation Expenses incurred with respect to such Mortgage Loan;

                  (iv)     to pay the Master Servicer or the Servicer,  as appropriate,  from Liquidation  Proceeds or Insurance  Proceeds  received in connection with the liquidation of any Mortgage Loan, the amount which it or the Servicer would have been entitled to receive under subclause  (viii) of this Subsection  4.03(a)
         as servicing  compensation  on account of each defaulted  Monthly Payment on such Mortgage Loan if paid in a timely manner by the related Mortgagor;

                  (v)      to pay the Master  Servicer or the  Servicer  from the  Purchase  Price for any Mortgage
         Loan,  the amount which it or the Servicer would have been entitled to receive under  subclause  (viii) of this Subsection (a) as servicing compensation;

                  (vi)     to  reimburse  the Master  Servicer or the Servicer for  servicing  related  advances of funds,  the right to  reimbursement  pursuant to this subclause  being limited to amounts  received on the related Mortgage Loan (including,  for this purpose,  the Purchase Price therefor,  Insurance Proceeds and
         Liquidation  Proceeds) which  represent late recoveries of the payments for which such servicing  advances were made;

                  (vii)    to reimburse  the Master  Servicer or the  Servicer for any Advance or advance,  after a
         Realized Loss has been allocated  with respect to the related  Mortgage Loan if the Advance or advance has not been reimbursed pursuant to clauses (i) and (vi);

                  (viii)   to pay the Master  Servicer its monthly Master  Servicing Fee and any investment  income and other additional servicing compensation payable pursuant to Section 3.14;

                  (ix)     to  reimburse  the Master  Servicer or the  Securities  Administrator  for any  expenses recoverable by the Master Servicer or the Securities Administrator pursuant to Sections 3.03 and 3.31;

                  (x)      to  reimburse  or pay the  Servicer  any  such  amounts  as are due  thereto  under  the
         Purchase and Servicing  Agreement  and have not been  retained by or paid to the  Servicer,  to the extent provided in the Purchase and Servicing Agreement;

                  (xi)     to  reimburse  the  Indenture  Trustee,   the  Owner  Trustee,  the  Custodian  and  the
         Securities  Administrator  for expenses,  costs and  liabilities  incurred by or  reimbursable  to it from funds of the Issuer  pursuant to Sections 3.30,  3.31 or 8.05, and to reimburse the Indenture  Trustee for any fees,  costs and expenses costs incurred by or reimbursable to it pursuant to  Section 7.01(b),  8.02,
         8.05 or 8.07, to the extent not otherwise reimbursed to it;

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                  (xii)    to  reimburse  the  Servicer  or  the  Master  Servicer,   as  successor  servicer,   as
         applicable,  for any  Capitalization  Reimbursement  Amounts,  in an amount  not to exceed  the  Principal
         Distribution Amount;

                  (xiii)   to pay to itself (in its capacity as the Master  Servicer)  all  investment  earnings on amounts on deposit in such Distribution Account to which it is entitled under Section 4.02(c);

                  (xiv)    to pay the Owner Trustee the Owner Trustee Fee pursuant to Section 8.05;

                  (xv)     to remove amounts deposited in error; and

                  (xvi)    to clear and terminate the Distribution Account pursuant to Section 10.01.

                  (b) In addition,  on or before the Business Day  immediately  preceding  each Payment  Date,  the
         Master Servicer shall deposit in the Distribution  Account (or remit to the Securities  Administrator  for deposit  therein) any Advances or  Compensating  Interest  Payments  with respect to the related  Mortgage
         Loans,  to the  extent  required  but not  made by the  Servicer  and  required  to be made by the  Master
         Servicer  (in its capacity as successor  servicer  with respect to Advances)  with respect to the Mortgage
         Loans.

                  (c) The  Securities  Administrator  or the  Master  Servicer  shall  keep and  maintain  separate accounting,  on a Mortgage Loan by Mortgage Loan basis,  for the purpose of accounting for any payments or reimbursements  from the Distribution  Account pursuant to subclauses (i) through (vii),  inclusive,  (ix)
         and (x) or with  respect to any such  amounts  which would have been  covered by such  subclauses  had the amounts not been retained by the Master  Servicer  without  being  deposited in the  Distribution  Account under Section 4.02(b).

                  (d) In order to  comply  with its  duties  under  the USA  PATRIOT  Act of 2001,  the  Securities
         Administrator  shall  obtain and verify  certain  information  and  documentation  from the other  parties hereto, including, but not limited to, each such party's name, address and other identifying information.

         SECTION 4.04.  CLASS A-X RESERVE FUND.

         The Securities  Administrator shall establish and maintain in the name of the Securities  Intermediary for the benefit of the  Indenture  Trustee  and the Senior  Noteholders,  the Class A-X Reserve  Fund which shall be an
Eligible  Account.  If the Class A-X Reserve Fund ceases to be an Eligible  Account,  the Securities  Administrator
shall  establish a new Class A-X Reserve  Fund that is an Eligible  Account  within 10 days and  transfer all funds and  investment  property on deposit in the existing  Class A-X Reserve Fund into such new Class A-X Reserve  Fund.
Amounts on deposit in the Class A-X  Reserve  Fund  shall  remain  uninvested.  Amounts on deposit in the Class A-X
Reserve Fund will be applied in accordance with Section 5.01(a)(iv).

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         SECTION 4.05.  THE CERTIFICATE DISTRIBUTION ACCOUNT

         The Securities Administrator,  for the benefit of the Certificateholders,  shall establish and maintain in the name of the Issuer an account (the  "Certificate  Distribution  Account")  entitled  "Certificate  Distribution
Account,  Wells Fargo Bank, N.A., as Securities  Administrator,  in trust for the holders of the PHH Mortgage Trust
2008-CIM2  Owner Trust  Certificates.  The Certificate  Distribution  Account shall be an Eligible  Account.  If an existing  Certificate  Distribution  Account ceases to be an Eligible Account,  the Securities  Administrator shall establish a new  Certificate  Distribution  Account  that is an Eligible  Account  within  10 days and transfer all funds  and  investment  property  on  deposit  in such  existing  Certificate  Distribution  Account  into such new
Certificate Distribution Account.

         On each Payment Date,  the  Securities  Administrator  shall  withdraw from the  Distribution  Account all amounts  required to be deposited in the  Certificate  Distribution  Account  pursuant to  Section 5.01(a)(xi)  and
deposit  such  amounts  into  the  Certificate   Distribution   Account.  On  each  Payment  Date,  the  Securities
Administrator,  on behalf of the Issuer,  shall  distribute all amounts on deposit in the Certificate  Distribution
Account in  accordance  with the  provisions  of the Trust  Agreement.  On the Payment Date on which the  aggregate
Class  Principal  Balance  of the Notes is reduced to zero,  the  Securities  Administrator  shall  distribute  all amounts  remaining on deposit in the  Certificate  Distribution  Account in accordance  with the  provisions of the
Trust  Agreement in order to clear and  terminate  the  Certificate  Distribution  Account in  connection  with the termination of this Agreement.

         SECTION 4.06.  THE RESERVE FUND

         The Securities  Administrator shall establish and maintain in the name of the Securities  Intermediary for the benefit of the  Indenture  Trustee  and the Senior  Noteholders,  the  Reserve  Fund which shall be an Eligible
Account.  If the Reserve Fund ceases to be an Eligible  Account,  the Securities  Administrator  shall  establish a new Reserve  Fund that is an Eligible  Account  within 10 days and transfer  all funds and  investment  property on deposit in the  existing  Reserve  Fund into such new Reserve  Fund.  Amounts on deposit in the Reserve  Fund shall remain  uninvested.  The  Securities  Administrator  will keep records by Loan Group of the source of deposits made into the Reserve  Fund  pursuant to  Section 5.01(f)(i).  Amounts on deposit in the Reserve  Fund will be withdrawn by the Securities  Administrator on each Payment Date and applied in accordance with  Section 5.01(f)(ii)  prior to
giving   effect  to   amounts   otherwise   distributable   as   principal   on  the  Notes  in   accordance   with
Section 5.01(f)(ii).  The Reserve Fund may be a sub-account of the Class I-A-X Reserve Fund.

         SECTION 4.07.  RESERVED.

         SECTION 4.08.  CONTROL OF THE TRUST ACCOUNTS

                  (a) The  Indenture  Trustee is hereby  directed  to and does  hereby  appoint  Wells  Fargo Bank,
         N.A.,  as  Securities  Intermediary  with  respect  to each of the Trust  Accounts,  and the  Issuer  has, pursuant  to the  Indenture,  granted to the  Indenture  Trustee,  for the benefit of the  Noteholders,  a security  interest to secure all amounts due  Noteholders  hereunder in and to the Trust  Accounts and the
         Security  Entitlements  to  all  Financial  Assets  credited  to the  Trust  Accounts,  including  without

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         limitation  all  amounts,  securities,  investments,  Financial  Assets,  investment  property  and  other property  from time to time  deposited  in or credited to the Trust  Accounts  and all  proceeds  thereof.
         Amounts  held  from  time  to  time in the  Trust  Accounts  will  continue  to be held by the  Securities
         Intermediary  for the  benefit of the  Indenture  Trustee  for the  benefit of the  Noteholders.  Upon the termination of the Issuer or the discharge of the Indenture,  the  Securities  Administrator  on behalf of the Indenture  Trustee shall inform the  Securities  Intermediary  of such  termination.  Wells Fargo Bank
         N.A. hereby accepts such appointment as Securities Intermediary;

                  (b) With respect to the Trust Account  Property  credited to the Trust  Accounts,  the Securities
         Intermediary agrees that:

                  (i)      with respect to any Trust Account Property that is held in deposit  accounts,  each such deposit  account shall be subject to the  exclusive  custody and control of the  Securities  Intermediary, and the Securities Intermediary shall have sole signature authority with respect thereto;

                  (ii)     all  assets in the  Trust  Accounts  are  agreed by the  Securities  Intermediary  to be treated as Financial Assets; and

                  (iii)    any such Trust Account  Property  that is, or is treated as, a Financial  Asset shall be physically  delivered  (accompanied  by any  required  endorsements)  to, or credited to an account in the name of, the Securities  Intermediary  or other  eligible  institution  maintaining  any Trust Accounts in accordance with the Securities  Intermediary's  customary procedures such that the Securities Intermediary or such other  institution  establishes  a Security  Entitlement  in favor of the  Indenture  Trustee with respect thereto over which the Securities Intermediary or such other institution has Control,

                  (c) The  Securities  Intermediary  hereby  confirms that (A) each  Trust Account is an account to which  Financial  Assets are or may be credited,  and the Securities  Intermediary  shall,  subject to the terms  of  this  Agreement,  treat  the  Indenture  Trustee,  as  collateral  agent,  and  the  Securities
         Administrator  on behalf of the  Indenture  Trustee as entitled to exercise  the rights that  comprise any
         Financial  Asset  credited to any Trust  Account,  (B) all Trust Account  Property in respect of any Trust
         Account will be promptly credited by the Securities  Intermediary to the applicable  account,  and (C) all securities  or other  property  underlying  any  Financial  Assets  credited to any Trust Account shall be registered in the name of the  Securities  Intermediary,  endorsed to the  Securities  Intermediary  or in blank or credited to another  securities  account  maintained in the name of the  Securities  Intermediary and in no case will any  Financial  Asset  credited to any Trust  Account be registered in the name of the
         Issuer,  payable to the order of the Issuer or specially endorsed to the Issuer,  except to the extent the foregoing have been specially endorsed to the Securities Intermediary or in blank.

                  (d) The  Securities  Intermediary  hereby agrees that each item of property  (whether  investment property,  Financial Asset,  security,  instrument or cash) credited to any Trust Account shall be treated as a Financial Asset.

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                  (e) If at any time the  Securities  Intermediary  shall  receive  an  Entitlement  Order from the
         Indenture Trustee or from the Securities  Administrator on its behalf directing  transfer or redemption of any Financial  Asset relating to any Trust Account,  the  Securities  Intermediary  shall comply with such
         Entitlement  Order  without  further  consent by the Issuer,  the  Securities  Administrator  or any other
         Person.  If at any time the  Indenture  Trustee or  Securities  Administrator  on its behalf  notifies the
         Securities  Intermediary  in writing that the Issuer has been  terminated or the  Indenture  discharged in accordance  herewith  and with the Trust  Agreement  or the  Indenture,  as  applicable,  and the security interest  granted  pursuant  to the  Indenture  has  been  released,  then  thereafter  if the  Securities
         Intermediary  shall  receive any order from the Issuer  directing  transfer or redemption of any Financial
         Asset  relating to any Trust  Account,  the  Securities  Intermediary  shall comply with such  Entitlement
         Order without further consent by the Indenture Trustee or any other Person.

                  (f) In the event that the  Securities  Intermediary  has or  subsequently  obtains by  agreement, operation of law or otherwise a security  interest in any Trust  Account or any Financial  Asset  credited thereto,  the Securities  Intermediary  hereby agrees that such security  interest shall be subordinate to the security  interest of the Indenture  Trustee.  The  Financial  Assets  credited to the Trust  Accounts will not be  subject to  deduction,  set-off,  banker's  lien,  or any other  right in favor of any Person other than the Indenture  Trustee (except that the Securities  Intermediary may set-off the face amount of any checks which have been credited to any Trust Account but are  subsequently  returned unpaid because of uncollected or insufficient funds).

                  (g) There are no other  agreements  entered  into  between the  Securities  Intermediary  in such capacity  and the  Depositor  or the  Issuer  with  respect  to any  Trust  Account.  In the  event of any conflict  between  this  Agreement  (or any  provision  of this  Agreement)  and any other  agreement  now existing or hereafter entered into, the terms of this Agreement shall prevail.

                  (h) The rights and powers  granted under the  Indenture  and herein to the Indenture  Trustee and the  Securities  Administrator  on behalf of the  Indenture  Trustee have been granted in order to perfect its  security  interest in the Trust  Accounts  and the  Security  Entitlements  to the  Financial  Assets
         credited  thereto,  and are powers coupled with an interest and will neither be affected by the bankruptcy of the Issuer nor by the lapse of time. The  obligations of the Securities  Intermediary  hereunder  shall continue in effect until the security  interest of the  Indenture  Trustee in the Trust  Accounts,  and in
         such  Security  Entitlements,  has  been  terminated  pursuant  to the  terms  of this  Agreement  and the
         Securities  Administrator on behalf of the Indenture  Trustee has notified the Securities  Intermediary of such termination in writing.

                  (i)  Notwithstanding  anything else contained  herein,  the Issuer agrees that the Trust Accounts
         will  be  established  only  with  the  Securities   Intermediary  or  another   institution  meeting  the
         requirements  of this Section,  which by acceptance of its appointment as Securities  Intermediary  agrees substantially  as  follows:  (1) it  will comply with  Entitlement  Orders  related to the Trust  Accounts issued by the Securities  Administrator  on behalf of the Indenture  Trustee,  without  further consent by the Issuer;  (2) until  termination  of the Issuer or discharge of the  Indenture,  it will not enter into

                                                     90

         any other  agreement  related to such  accounts  pursuant  to which it agrees to comply  with  Entitlement
         Orders of any Person other than the Securities  Administrator  acting on the Indenture  Trustee's  behalf;
         and  (3) all  assets  delivered  or  credited  to it in  connection  with  such  Trust  Accounts  and  all investments thereof will be promptly credited to the applicable account.

                  (j)  Notwithstanding  the  foregoing,  the Issuer shall have the power to instruct the Securities
         Administrator  to  make  withdrawals  and  distributions  from  the  Trust  Accounts  for the  purpose  of permitting the Securities Administrator to carry out its duties under the Indenture.

                  (k) The Issuer  agrees to take or cause to be taken such  further  actions,  to execute,  deliver and file or cause to be executed,  delivered and filed such further documents and instruments  (including, without limitation,  any financing  statements under the Uniform Commercial Code or this Agreement) as may be  necessary to perfect the  interests  created by this  Section in  favor of the  Indenture  Trustee and otherwise  fully to effectuate  the  purposes,  terms and  conditions  of this  Section.  The Issuer shall promptly  execute  and  deliver to the  Securities  Administrator  for filing  any  financing  statements, amendments,  continuation statements,  assignments,  certificates and other documents with respect to such interests  and perform  all such other acts as may be  necessary  in order to perfect or to  maintain  the perfection of the Indenture Trustee's security interest in the Trust Account Property.

         In  connection  with the  transactions  contemplated  by the  Operative  Agreements  relating to the Trust
Account Property,  the Issuer authorizes the Securities  Administrator on behalf of the Indenture Trustee,  to file in any filing office any initial financing  statements,  any amendments to financing  statements,  any continuation statements, or any other statements or filings described in this Section 4.08.

         None of the  Securities  Intermediary  or any  director,  officer,  employee  or agent  of the  Securities
Intermediary  shall be under any liability to the Indenture  Trustee or the  Noteholders or any other person or for any action taken,  or not taken,  in good faith pursuant to this  Agreement,  or for errors in judgment;  provided, however,  that this provision shall not protect the Securities  Intermediary against any liability to the Indenture
Trustee,   the  Issuer  or  the  Noteholders  which  would  otherwise  be  imposed  by  reason  of  the  Securities
Intermediary's  willful  misconduct,  bad faith or  negligence  in the  performance  of its  obligations  or duties
hereunder.  The  Securities  Intermediary  and  any  director,   officer,  employee  or  agent  of  the  Securities
Intermediary  may rely in good faith on any  document of any kind which,  prima  facie,  is properly  executed  and submitted by any Person respecting any matters arising  hereunder.  The Securities  Intermediary  shall be under no duty to  inquire  into or  investigate  the  validity,  accuracy  or  content of such  document.  The Issuer  shall indemnify the Securities  Intermediary for and hold it harmless against any loss,  liability or expense arising out of or in connection  with this  Agreement and carrying out its duties  hereunder,  including the costs and expenses of defending  itself against any claim of liability,  except in those cases where the Securities  Intermediary  has been guilty of bad faith,  negligence  or willful  misconduct.  The  foregoing  indemnification  shall  survive any termination of this Agreement or the resignation or removal of the Securities Intermediary.

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         The  Securities  Intermediary  shall be  entitled  to all of the  protections,  immunities,  benefits  and indemnities afforded to the Indenture Trustee under Articles VII and VIII of the Indenture.

                                                     ARTICLE V

                                                   FLOW OF FUNDS

         SECTION 5.01.  PAYMENTS.

                  (a) On each Payment Date,  the  Securities  Administrator  shall withdraw funds on deposit in the
         Distribution  Account to the extent of the Available  Distribution Amount for such Payment Date and, based on the Payment Date Statement,  make the following  disbursements  and transfers in the following order of priority:

                  (i)      From the Available  Distribution Amount for Loan Group 4 and the Available  Distribution
         Amount for Loan Group 5, to the Class A-PO Notes,  the Group 4 Discount  Fractional  Principal  Amount and
         the Group 5 Discount Fractional Principal Amount,  respectively,  until the Class Principal Balance of the
         Class A-PO Notes has been reduced to zero;

                  (ii)     To the Offered  Notes,  the  related  Interest  Distribution  Amount on a pro rata basis based on the related Interest Distribution Amount with respect to each such Class;

                  (iii)    To the Offered Notes, as principal, concurrently, as follows:

                           (A)      From the  Available  Distribution  Amount for Loan Group 1, to the Class  1-A-1
                  and Class 1-A-2  Notes,  the related  Senior  Principal  Distribution  Amount on a pro rata basis based on Class Principal  Balance,  until the Class Principal Balance of each such class has been reduced to zero;

                           (B)      From the  Available  Distribution  Amount for Loan Group 2, to the Class  2-A-1
                  and Class 2-A-2  Notes,  the related  Senior  Principal  Distribution  Amount on a pro rata basis based on Class Principal  Balance,  until the Class Principal Balance of each such class has been reduced to zero; and

                           (C)      From the  Available  Distribution  Amount for Loan Group 3, to the Class  3-A-1
                  and Class 3-A-2  Notes,  the related  Senior  Principal  Distribution  Amount on a pro rata basis based on Class Principal  Balance,  until the Class Principal Balance of each such class has been reduced to zero;

                           (D)      From the  Available  Distribution  Amount for Loan Group 4, to the Class  4-A-1
                  and Class 4-A-2  Notes,  the related  Senior  Principal  Distribution  Amount on a pro rata basis based on Class Principal  Balance,  until the Class Principal Balance of each such class has been reduced to zero;

                           (E)      From the  Available  Distribution  Amount for Loan Group 5, to the Class  5-A-1
                  and Class 5-A-2  Notes,  the related  Senior  Principal  Distribution  Amount on a pro rata basis based on Class Principal  Balance,  until the Class Principal Balance of each such class has been reduced to zero; and

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                  (iv)     From the  remaining  Available  Distribution  Amount  for  Loan  Group 4  and  Available
         Distribution Amount for Loan Group 5,  to the Class A-PO Notes, the Group 4 Discount Fractional  Principal
         Shortfall and Group 5 Discount Fractional Principal Shortfall;

                  (v)      From the  Available  Distribution  Amount from Loan Group 1, Loan Group 2 and Loan Group
         3 remaining  after  distributions  pursuant to clauses (i) through (iv) above,  to the Class A-X Notes the
         Interest  Distribution  Amount  payable to the Class A-X  Notes;  provided,  however,  on any Payment Date prior to the Class A-X Reserve Fund Termination  Date,  amounts  otherwise  distributable to the Class A-X
         Notes pursuant to this clause (v) will be deposited to the Class A-X Reserve Fund;

                  (vi)     From  the  Available   Distribution   Amount  from  Loan  Group  4  and  Loan  Group  5,
         respectively,  remaining  after  distributions  pursuant  to  clauses  (i)  through  (iv)  above,  to  the
         Class 4-A-X and Class 5-A-X  Notes,  respectively,  the related  Interest  Distribution  Amount payable to such Class;

                  (vii) From the Available  Distribution Amount for Loan Group 1, the Available Distribution Amount
         for Loan Group 2 and the Available Distribution Amount for Loan Group 3, remaining after payments pursuant to clauses (ii),  (iii) and (v) above to the Offered Notes in respect of any Senior Note  Available  Funds
         Shortfalls remaining unpaid after taking into account any withdrawals made from the Class A-X Reserve Fund on such Payment Date  pursuant to Section 5.02 hereof,  to make such  payments pro rata in  proportion  to their entitlements to such Senior Note Available Funds Shortfalls;

                  (viii)   From the Available  Distribution  Amount remaining,  to the Class B-1,  Class B-2, Class
         B-3,  Class B-4,  Class B-5 and Class B-6 Notes,  sequentially,  in that order,  an amount  equal to their respective  Interest  Distribution  Amounts for such Payment  Date and their pro rata share,  based on the outstanding  Class  Principal  Balance  of  each  such  Class,  of  the  aggregate  Subordinate  Principal
         Distribution  Amount;  provided,  however,  that on any Payment Date on which the Subordination  Level for any class of Subordinate  Notes is less than the  Subordination  Level as of the Closing Date, the portion of the aggregate  Subordinate  Principal  Prepayment  Amount otherwise  payable to the Class or Classes of the  Subordinate  Notes junior to such class will be  distributed  to the most senior class of Subordinate
         Notes for which the  Subordination  Level is less than such  percentage as of the Closing Date, and to the
         Class or Classes of Subordinate  Notes senior thereto,  pro rata based on the Class  Principal  Balance of each such Class;

                  (ix)     From the Available  Distribution  Amount  remaining,  to the Offered  Notes,  the Senior
         Note Deferred Amounts, pro rata, according to the entitlement of each such Class;

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                  (x)      From the Available  Distribution  Amount remaining,  to each Class of Subordinate Notes, in the  order of their  seniority,  the  excess  of  (x) the  amount  of any  Realized  Losses  previously allocated  to such  Class of  Subordinate  Notes  over  (y) the  sum of  (a) the  aggregate  of the amount previously  distributed to such Class in  reimbursement  thereof pursuant to this  Section 5.01(a)(x)  and
         (b) the  amount by which the Class  Principal  Balance of such Class has been  increased due to Subsequent
         Recoveries pursuant to Section 5.09; and

                  (xi)     To the Owner Trust Certificates, any remaining Available Distribution Amount.

                  (b)  [Reserved].

                  (c) Amounts to be paid to the Holders of a Class of Notes  shall be payable  with  respect to all
         Notes of that Class, pro rata, based on Percentage Interest of each Note of that Class.

                  (d) The  Available  Funds  distributed  pursuant to  Section 5.01(a)(iii)  will be applied to the
         Offered Notes as follows:  (i) amounts  distributed to the Class 1-A-1  and  Class 1-A-2  Notes will first reduce the Available  Distribution  Amount for Loan Group 1,  (ii) amounts  distributed to the Class 2-A-1
         and  Class  2-A-2  Notes  will  first  reduce  the  Available   Distribution  Amount  for  Loan  Group  2,
         (iii) amounts  distributed  to the  Class 3-A-1  and Class  3-A-2  Notes will first  reduce the  Available
         Distribution  Amount for Loan Group 3,  (iv) amounts  distributed to the Class 4-A-1 and Class 4-A-2 Notes will first reduce the Available  Distribution  Amount for Loan Group 4 and (v) amounts  distributed to the
         Class 5-A-1 and Class 5-A-2 Notes will first reduce the  Available  Distribution  Amount for Loan Group 5.
         If the Available  Distribution  Amount for a Loan Group is  insufficient,  additional  amounts will reduce the  remaining  Available  Distribution  Amount  of the  other  Loan  Groups  after  giving  effect to the foregoing allocations.

                  (e)  [Reserved].

                  (f) (i)  Notwithstanding  the priority and  allocation  set forth in  Section 5.01(a)  above,  on each Payment Date on which Rapid Prepayment  Conditions  exist,  100% of the amounts  otherwise payable as principal  under clauses (2) and (3) of the definition of  Subordinate  Principal  Distribution  Amount to
         the Subordinate Notes pursuant to  Section 5.01(a)(viii),  in reverse order of priority,  shall instead be deposited  into the Reserve Fund.  Amounts on deposit in the Reserve Fund  (including  all net  investment earnings from amounts  invested in Eligible  Investments)  will be applied on future Payment Dates to make principal  payments  on the Offered  Notes  related to an  Undercollateralized  Group in  accordance  with
         Section 4.06.  If any amounts  remain in the  Reserve  Fund after the Class  Principal  Balances of all of the Offered Notes have been reduced to zero, such amounts shall be allocated to the  Subordinate  Notes in the same  priorities  that the Subordinate  Principal  Distribution  Amount is distributed to such Classes pursuant to Section 5.01(a)(viii) above.

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                  (ii)     On  any  Payment  Date  on  which  any of  the  Senior  Notes  related  to a Loan  Group constitutes a Undercollateralized  Group (or Groups), all amounts otherwise  distributable as principal on the  Subordinate  Notes,  in reverse order of priority (or,  following the Credit Support  Depletion Date, such other amounts  described in the  immediately  following  sentence),  will be paid as principal to the
         Offered Notes of such  Undercollateralized  Group pursuant to Section 5.01(a) first, until the total Class
         Principal  Balances of those Offered Notes equals the Scheduled  Principal  Balance of the Mortgage  Loans
         in the  related  Loan Group as of the last day of the  related  Due Period  plus any amounts on deposit in
         the   Reserve   Fund   with   respect   to   an   Overcollateralized    Group   (such   distribution,    a
         "Undercollateralization  Payment")  and  second,  to pay to the  Subordinate  Notes  and the  Owner  Trust
         Certificates  in the same order and  priority  as provided  in  Section 5.01(a).  In the event that any of the Senior Notes  constitutes an  Undercollateralized  Group (or Groups) on any Payment Date following the
         Credit  Support  Depletion  Date,  an  Undercollateralization  Payment will be made from the excess of the
         Available Distribution Amount from the  Overcollateralized  Group (or Groups) remaining after all required amounts  have been paid to the  related  Class or  Classes  of  Offered  Notes of such  Overcollateralized
         Group.   In  the  event  there  are  two   Undercollateralized   Groups,   any   amounts   paid  from  the
         Overcollateralized  Group will be  allocated in  proportion  to the amount of  undercollateralization  for each such  Undercollateralized  Group.  All such payments shall be made in accordance  with the priorities set forth in Section 5.01(a) above.

         SECTION 5.02.  PAYMENTS FROM THE CLASS A-X RESERVE FUND.

                  (a) On each Payment Date prior to the Class A-X Reserve Fund  Termination  Date,  the  Securities
         Administrator  will withdraw  from amounts on deposit in the  Class A-X  Reserve Fund, an amount up to the aggregate  unpaid Senior Note Available  Funds  Shortfalls for such Payment Date and make payments of such
         Senior Note Available  Funds  Shortfalls to the Hybrid Notes,  pro rata,  based on the entitlement of each such Class.  On any Payment  Date,  payments  from the Class A-X Reserve  Fund to the Hybrid Notes will be made before taking into account any payments  made in respect of Senior Note  Available  Funds  Shortfalls from the  Available  Distribution  Amount  pursuant to  Section 5.01(a)(v).  On the Class A-X Reserve Fund
         Termination  Date,  any amounts  remaining  on deposit in the Class A-X  Reserve  Fund will be paid to the
         Class A-X Notes.

         SECTION 5.03.  ALLOCATION OF REALIZED LOSSES.

                  (a) On or prior to each  Determination  Date, the Securities  Administrator  shall  aggregate the loan-level  information  provided  by the Master  Servicer  with  respect to the total  amount of Realized
         Losses,  if any,  with respect to the Mortgage  Loans in each Loan Group for the related  Payment Date and include such information in the Payment Date Statement.

                  (b)  Realized Losses on Mortgage Loans will be allocated among the Notes as follows:

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         first,  sequentially,  to the Class B-6, Class B-5,  Class B-4, Class B-3, Class B-2 and Class B-1  Notes,
         in that order,  until the Class Principal  Balance of each such Class has been reduced to zero,  provided, however,  that (i) if any loss is incurred with respect to a Group 4  Discount  Loan, the Group 4 Discount
         Fraction  of such loss will first be  allocated  to the Class A-PO  Notes and the  remainder  of such loss will be  allocated  to the  Subordinate  Notes as  described  in this clause first and (ii) if any loss is incurred with respect to a Group 5  Discount Loan,  the Group 5 Discount  Fraction of such loss will first be allocated to the Class A-PO Notes and the  remainder of such loss will be allocated to the  Subordinate
         Notes as described in this clause first; and

         second,  but only to the  extent  that any  Realized  Losses on the  Mortgage  Loans  remaining  after the allocations  in clause first  exceeds  amounts then on deposit in the Reserve Fund for such Payment  Date,
         (a) with  respect to Realized  Losses related to the Group 1  Mortgage Loans,  sequentially,  to the Class
         1-A-2 Notes and Class 1-A-1 Notes, in that order,  until their  respective  Class Principal  Balances have been  reduced to zero;  (b) with  respect  to  Realized  Losses  related to the  Group 2  Mortgage  Loans, sequentially,  to the Class 2-A-2  Notes and Class 2-A-1  Notes,  in that  order,  until their  respective
         Class  Principal  Balances have been reduced to zero;  (c) with  respect to Realized Losses related to the
         Group 3  Mortgage  Loans,  sequentially,  to the Class 3-A-2 Notes and Class 3-A-1  Notes,  in that order, until their  respective Class Principal  Balances have been reduced to zero;  (d) with respect to Realized
         Losses  related to the  Group 4  Mortgage  Loans,  sequentially,  to the Class 4-A-2 Notes and Class 4-A-1
         Notes,  in that  order,  until  their  respective  Class  Principal  Balances  have been  reduced to zero, provided,  however,  that if any loss is incurred  with  respect to a Group 4 Discount  Loan,  the Group 4
         Discount  Fraction of such loss will first be allocated to the Class A-PO Notes and the  remainder of such loss will be  allocated as  described  above in clause  first;  and  (e) with  respect to Realized  Losses related to the Group 5 Mortgage Loans,  sequentially,  to the Class 5-A-2  Notes and Class 5-A-1 Notes, in
         that  order,  until  their  respective  Class  Principal  Balances  have been  reduced to zero,  provided, however,  that if any loss is  incurred  with  respect  to a Group 5 Discount  Loan,  the Group 5 Discount
         Fraction  of such loss will first be  allocated  to the Class A-PO  Notes and the  remainder  of such loss will be allocated as described above in clause first.

                  (c)  [Reserved].

                  (d) The Class  Principal  Balance of the Class of  Subordinate  Notes then  outstanding  with the highest  numerical  Class  designation  shall be reduced on each  Payment  Date by the amount,  if any, by which the  aggregate  of the Class  Principal  Balances  of all  outstanding  Classes of any Notes  (after giving  effect to the payments of principal and the  allocation  of Realized  Losses on such Payment Date)
         exceeds the aggregate of the sum of (i) the  Scheduled  Principal  Balances of all the Mortgage  Loans for
         the following Payment Date and (ii) amounts then on deposit in the Reserve Fund (the "Writedown Amount").

                  (e) Any  Realized  Loss  allocated to a Class of Notes or any  reduction  in the Class  Principal
         Balance of a Class of Notes  pursuant to  Section 5.03  shall be allocated  among the Notes of such Class, pro rata, in proportion to their respective Note Principal Amounts.

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                  (f) Any  allocation of Realized  Losses to a Note or any reduction in the Note  Principal  Amount of a Note pursuant to Section 5.03  shall be  accomplished  by reducing the Note Principal  Amount thereof immediately  following the payments made on the related  Payment Date in accordance with the definition of
         "Class Principal Balance."

         SECTION 5.04.  STATEMENTS.

                  (a)  Concurrently  with each payment to  Noteholders,  the  Securities  Administrator  shall make available to each Noteholder,  the Seller, the Master Servicer,  the Indenture Trustee,  the Depositor and
         the Rating Agencies,  a statement based, as applicable,  on loan-level  information  provided to it by the
         Master  Servicer and the Servicer (the "Payment  Date  Statement")  as to the payments to be made or made, as applicable, on such Payment Date.  The Payment Date Statement shall include the following:

                  the applicable Accrual Periods and general Payment Dates;

                  the total cash flows received and the general sources thereof for any Loan Group;

                  the amount,  if any, of fees or expenses  accrued and paid, with an  identification  of the payee and the general purpose of such fees;

                  the amount of the  related  payment to holders of the Notes (by Class)  allocable  to  principal, separately  identifying  (A) the  aggregate  amount of any  Principal  Prepayments  included  therein  and
         (B) the aggregate of all Monthly Payments of principal included therein;

                  the amount of such distribution to holders of the Notes (by Class) allocable to interest;

                  the Class  Principal  Balance of the Notes before and after giving effect to the  distribution of principal and allocation of Realized Losses on such Payment Date;

                  the number and Scheduled  Principal  Balance of all the Mortgage Loans for the following  Payment
         Date;

                  the Note Interest Rate for each class of Notes for such Payment Date;

                  the  aggregate  amount of Advances  included in the payments on the Payment Date  (including  the general purpose of such Advances);

                  the number  and  aggregate  Scheduled  Principal  Balance of any  Mortgage  Loans  (A) that  were delinquent  (exclusive  of  Mortgage  Loans in  foreclosure)  using the  "OTS"  method  (1) one  scheduled payment,  (2) two  scheduled  payments and (3) three  scheduled  payments and (B) as to which  foreclosure proceedings have been commenced, and loss information for the period;

                                                     97

                  with respect to any Mortgage Loan that was liquidated  during the preceding  calendar month,  the loan number and  Scheduled  Principal  Balance of, and Realized  Loss on, such Mortgage Loan as of the end of the related Prepayment Period;

                  the total number and Principal  Balance of any REO  Properties  included in the Loan Groups as of the end of the related Prepayment Period;

                  the Senior  Note  Available  Funds  Shortfalls  for the Offered  Notes,  if any and the amount on deposit in the Class A-X Reserve Fund;

                  the cumulative Realized Losses for the Loan Groups through the end of the preceding month;

                  (a) the  number of Mortgage  Loans in each Loan Group that have been modified  during the related
         Due Period and the  percentage  (by Scheduled  Principal  Balance) of Mortgage Loans modified in each Loan
         Group during the related Due Period,  (b) the  type of  modification  with  respect to any Mortgage  Loans modified  during the related Due Period in each Loan Group,  the number of Mortgage  Loans subject to each type of  modification  during the related Due Period in each Loan Group and the  percentage  (by Scheduled
         Principal  Balance) of Mortgage Loans in each Loan Group subject to each type of  modification  during the related Due Period,  (c) the  number of Mortgage  Loans in each Loan Group that have been  modified  since the Cut-off  Date and the  percentage  (by  Scheduled  Principal  Balance) of Mortgage  Loans in each Loan
         Group  modified in each Loan Group since the Cut-off Date,  (d) the type of  modification  with respect to any  Mortgage  Loans  modified  since the Cut-off  Date,  the number of Mortgage  Loans in each Loan Group subject to each type of  modification  since the Cut-off Date and the percentage  (by Scheduled  Principal
         Balance)  of  Mortgage  Loans in each Loan Group  subject to each type of  modification  since the Cut-off
         Date,  (e) the  aggregate of the portion of the Scheduled  Principal Balance of the Mortgage Loans in each
         Loan  Group  forgiven  during  the  related  Due  Period and  aggregate  of the  portion of the  Scheduled
         Principal  Balance of the  Mortgage  Loans in each Loan Group  forgiven  since the Cut-off  Date,  (f) the delinquency  status of each  Mortgage Loan modified  since the Cut-off Date,  (g) the  number of times any
         Mortgage  Loan has been subject to a  modification,  (h) the date of the most recent  modification  of any
         Mortgage  Loan in each Loan Group,  (i) the  number of  modifications  made on the Mortgage  Loans in each
         Loan Group during the prior twelve  months,  (j) the  percentage of Mortgage Loans in each Loan Group that have been  modified  that are  Delinquent  and (k) the  Mortgage  Rate of each Mortgage Loan that has been modified prior to and subsequent to such modification; and

                  the three-month  rolling average of the percent equivalent of a fraction,  the numerator of which is the aggregate  Scheduled  Principal  Balance of the Mortgage Loans that are 60 days or more  delinquent or are in bankruptcy or foreclosure or are REO  Properties,  and the denominator of which is the Scheduled
         Principal Balances of all of the Mortgage Loans.

         The  Securities  Administrator  will make the Payment Date Statement  (and, at its option,  any additional files containing the same information in an alternative  format)  available each month to  Securityholders  and the

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other  parties  to  this  Agreement  via  the  Securities   Administrator's   internet   website.   The  Securities
Administrator's  internet  website  shall  initially  be  located  at  "www.ctslink.com."  Assistance  in using the website  can be obtained  by calling  the  Securities  Administrator's  customer  service  desk at  1-866-846-4526.
Parties that are unable to use the above  distribution  option are entitled to have a paper copy mailed to them via first class mail by calling the customer  service desk and  indicating  such. The  Securities  Administrator  shall have the right to change the way such reports are  distributed in order to make such  distribution  more convenient and/or more  accessible  to the  parties,  and the  Securities  Administrator  shall  provide  timely and  adequate notification to all parties regarding any such change.

         In the case of  information  furnished  pursuant  above,  the  amounts  shall be  expressed  in a separate section of the report as a dollar  amount for each Class for each $1,000  original  dollar amount as of the Cut-Off
Date.

                  (b)  Within a  reasonable  period of time after the end of each  calendar  year,  the  Securities
         Administrator  shall,  upon  written  request,  furnish to each Person who at any time during the calendar year was a  Noteholder,  if  requested  in writing  by such  Person,  such  information  as is  reasonably necessary to provide to such Person a statement  containing  the  information  set forth in subclauses (i)
         and (ii) above,  aggregated for such calendar year or applicable  portion thereof during which such Person was a Noteholder  and such other  customary  information  which a  Securityholder  reasonably  requests to prepare its tax returns.  Such  obligation of the  Securities  Administrator  shall be deemed to have been satisfied to the extent that substantially  comparable  information shall be prepared and furnished by the
         Securities  Administrator  to  Securityholders  pursuant to any  requirements  of the Code as are in force from time to time.

                  (c) On each  Payment  Date,  the  Securities  Administrator  shall supply an  electronic  tape to
         Bloomberg  Financial  Markets,  Inc. in a format  acceptable  to Bloomberg  Financial  Markets,  Inc. on a monthly basis,  and shall supply an electronic  tape to Loan  Performance  and Intex Solutions in a format acceptable to Loan Performance and Intex Solutions on a monthly basis.

         In  addition  to the above,  the Master  Servicer  shall  provide a monthly  loan level data file,  or the
Master  Servicer shall make available on the Master  Servicer's  internet  website,  a monthly loan level data file
(based solely on  information  provided by the  Servicer)  containing  data provided to the Master  Servicer by the
Servicer,  available to those who are  permitted to access the website,  including  the Rating  Agencies.  The file shall  contain the fields  referenced  in  Exhibit L.  If the Servicer is no longer going to make that  information available to the Master  Servicer,  Rating  Agencies should be notified and be informed as to how this data will be made available to the Rating Agencies in the future.

         SECTION 5.05.  REMITTANCE REPORTS; ADVANCES.

                  (a) No later  than the  second  Business  Day  following  each  Determination  Date,  the  Master
         Servicer shall deliver to the Securities  Administrator  by telecopy or electronic  mail (or by such other means  as the  Master  Servicer  and the  Securities  Administrator  may  agree  from  time to  time)  the

                                                     99

         Remittance  Report with  respect to the related  Payment  Date.  Not later than the Close of Business  New
         York time three  Business Days prior to the related  Payment Date,  the Master  Servicer  shall deliver or cause to be delivered  to the  Securities  Administrator  in addition to the  information  provided on the
         Remittance  Report,  such other  loan-level  information  reasonably  available  to it with respect to the
         Mortgage  Loans as the  Securities  Administrator  may  reasonably  require  to perform  the  calculations necessary to make the payments contemplated by Section 5.01.

                  (b) If the  Monthly  Payment  on a  Mortgage  Loan  that  was due on a  related  Due  Date and is delinquent,  other than as a result of  application  of the Relief Act or similar  state or local law, and for which the Servicer was required to make an advance  pursuant to the Purchase and  Servicing  Agreement exceeds the amount  deposited in the  Distribution  Account which will be used for an advance with respect to such Mortgage  Loan,  the Master  Servicer,  as successor  servicer,  will deposit in the  Distribution
         Account not later than the Business Day  immediately  preceding  the related  Payment Date an amount equal to such  deficiency,  net of the Servicing Fee and the Master Servicing Fee, for such Mortgage Loan except to the extent the Master  Servicer  determines  any such  Advance to be  Nonrecoverable  from  Liquidation
         Proceeds,  Insurance  Proceeds or future  payments on the  Mortgage  Loan for which such Advance was made.
         Subject to the  foregoing,  the Master  Servicer,  as  successor  servicer,  shall  continue  to make such
         Advances  through  the date that the  Servicer  is  required  to do so under the  Purchase  and  Servicing
         Agreement.  If  applicable,  on the Business Day  immediately  preceding  the related  Payment  Date,  the
         Master Servicer shall present an Officer's  Certificate to the Securities  Administrator and the Indenture
         Trustee  (i) stating  that the  Master  Servicer  elects  not to make a  Advance  in a stated  amount  and
         (ii) detailing the reason it deems the advance to be Nonrecoverable.

         SECTION 5.06.  COMPENSATING INTEREST PAYMENTS.

         The portion of the Master  Servicing  Fee  (exclusive  of  investment  income on amounts on deposit in the
Distribution  Account)  payable to the Master  Servicer  in respect of any Payment  Date shall be reduced  (but not below zero) by the amount of any  Compensating  Interest Payment for such Payment Date, but only to the extent that
Prepayment  Interest  Shortfalls relating to such Payment Date are required to be paid but are not actually paid by the  Servicer on the  Servicer  Remittance  Date.  Such amount  shall not be treated as an Advance and shall not be reimbursable to the Master Servicer.

         SECTION 5.07.  DERIVATIVE CONTRACTS.

         At any time on or after the  Closing  Date,  the  Depositor  may  deposit  into the Trust,  solely for the benefit of the  Non-Offered  Notes,  a derivative  contract or comparable  instrument.  Any such  instrument  shall constitute  a fully  prepaid  agreement.  All  collections,  proceeds  and  other  amounts  in  respect  of such an instrument shall be distributed by the Securities  Administrator  pursuant to the terms of such derivative contract to the Non-Offered  Notes on the related  Payment Date. In the event any such  instrument is deposited,  the Issuer shall be deemed to be divided into two separate and discrete  sub-trusts.  The assets of one such  sub-trust  shall consist of all the  assets of the Issuer  other than the  instrument  and the assets of the other  sub-trust  shall consist solely of such instrument.

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         SECTION 5.08.  LIMITED RIGHT TO REPURCHASE MORTGAGE LOANS.

         The Seller will have the option at any time to purchase  any of the  Mortgage  Loans from the Trust at the
Purchase  Price,  up to a maximum of five Mortgage  Loans.  The Seller shall provide notice of such purchase to the
Master  Servicer by the 15th  calendar  day of the month in which the Seller  plans to  consummate  such  purchase;
provided,  however,  that if such day is not a Business  Day, such notice must be provided by the Business Day that immediately  follows  the 15th  calendar  day of the month.  In the event that this option is  exercised  as to any five  Mortgage  Loans in the  aggregate,  this  option  will  thereupon  terminate.  The Seller  will also have the ability to  irrevocably  revoke the option at any time,  in which case the option will  thereupon  terminate.  Upon payment by the Seller of the Purchase Price for such a Mortgage Loan,  the Securities  Administrator  (on behalf of the Trust) shall execute the  assignment of such  Mortgage  Loan at the request of the Seller  without  recourse to the Seller which shall succeed to all the Trust's  right,  title and interest in and to such Mortgage Loan, and all security and documents  relative  thereto.  Such assignment  shall be an assignment  outright and not for security.
The Seller will thereupon own such Mortgage,  and all such security and documents,  free of any further  obligation to the Trust or the Noteholders with respect thereto.

         SECTION 5.09.  SUBSEQUENT RECOVERIES.

                  (a) The Class  Principal  Balance  of any Class of any  Notes to which a  Realized  Loss has been allocated  (including  any such Class for which the related  Class  Principal  Balance has been reduced to zero) will be  increased  up to the amount of  Subsequent  Recoveries  in any Loan Group for such  Payment
         Date as follows:

                  (i)      first,  to increase the Class  Principal  Balance of each such Class of Offered Notes of the related Loan Group, pro rata, up to the amount of Realized Losses  previously  allocated to reduce the
         Class Principal Balance for each such Class, and

                  (ii)     second,  to  increase  the Class  Principal  Balance of each such  Class of  Subordinate
         Notes,  in order of  seniority,  up to the amount of Realized  Losses  previously  allocated to reduce the
         Class Principal Balance for each such Class.

                  (b) Any  increase  to the Class  Principal  Balance of a Class of Notes shall  increase  the Note
         Principal  Amount of each Note of the related Class pro rata in accordance with the applicable  Percentage
         Interest.

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                                                    ARTICLE VI

                                                    [RESERVED]

                                                    ARTICLE VII

                                                      DEFAULT

         SECTION 7.01.  EVENT OF DEFAULT.

                  (a) If any one of the  following  events  (each,  an  "Event  of  Default")  shall  occur  and be continuing:

                  (i)      the  failure by the  Master  Servicer  to  (A) make  any  Advance  on the  Business  Day immediately  preceding the related Payment Date or (B) to deposit in the Distribution  Account any deposit required  to be made  under  the  terms of this  Agreement,  and in either  case  such  failure  continues unremedied  for a period of three  Business Days after the date upon which written notice of such failure, requiring the same to be remedied,  shall have been given to the Master Servicer (or, if applicable,  such shorter time period as is provided in the penultimate sentence of Section 7.01(c)); or

                  (ii)     the  failure  by the  Master  Servicer  duly to  observe  or  perform,  in any  material respect,  any other  covenants,  obligations  or  agreements  of the Master  Servicer as set forth in this
         Agreement,  which  failure  continues  unremedied  for a period of 60 days,  in each  case  after the date
         (A) on which written notice of such failure,  requiring the same to be remedied,  shall have been given to the Master  Servicer by the  Indenture  Trustee or to the Master  Servicer  and the  Indenture  Trustee by
         Noteholders  evidencing  at least 25% of the  Voting  Rights or (B) on  which a  Servicing  Officer of the
         Master  Servicer  has actual  knowledge  of such  failure  (or, in the case of a breach of its  obligation beyond any  applicable  cure period to provide an assessment of  compliance,  an  attestation  report or a
         Sarbanes-Oxley Certification pursuant to Sections 3.16 and 3.18, respectively); or

                  (iii)    the  entry  against  the  Master  Servicer  of a decree or order by a court or agency or supervisory  authority having jurisdiction in the premises for the appointment of a trustee,  conservator,
         receiver  or  liquidator  in  any  insolvency,   conservatorship,   receivership,  readjustment  of  debt,
         marshalling  of assets and  liabilities  or similar  proceedings,  or for the winding up or liquidation of its affairs,  and the  continuance  of any such decree or order  unstayed and in effect for a period of 60 days; or

                  (iv)     the Master Servicer shall  voluntarily go into  liquidation,  consent to the appointment of a conservator  or receiver or liquidator or similar  person in any  insolvency,  readjustment  of debt, marshalling of assets and  liabilities or similar  proceedings of or relating to the Master Servicer or of or  relating to all or  substantially  all of its  property;  or a decree or order of a court or agency or supervisory  authority  having  jurisdiction  in  the  premises  for  the  appointment  of a  conservator, receiver,  liquidator or similar person in any  insolvency,  readjustment  of debt,  marshalling of assets and liabilities or similar  proceedings,  or for the winding-up or liquidation of its affairs,  shall have

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         been  entered  against  the  Master  Servicer  and such  decree  or order  shall  have  remained  in force undischarged,  unbonded  or  unstayed  for a period of 60 days;  or the  Master  Servicer  shall  admit in writing its  inability to pay its debts  generally as they become due,  file a petition to take  advantage of any  applicable  insolvency  or  reorganization  statute,  make an  assignment  for the  benefit of its creditors or voluntarily suspend payment of its obligations;

                  (b) then,  and in each and every  such case,  so long as an Event of Default  shall not have been remedied within the applicable  grace period,  the Indenture  Trustee shall,  at the written  direction of the Majority  Securityholders,  by notice then given in writing to the Master  Servicer,  terminate all of the rights and  obligations  of the Master  Servicer as master  servicer  under this  Agreement.  Any such notice to the  Master  Servicer  shall  also be given to each  Rating  Agency,  the  Depositor,  the Owner
         Trustee and the Seller.  On or after the receipt by the Master  Servicer (and by the Indenture  Trustee if
         such  notice is given by the  Holders)  of such  written  notice,  all  authority  and power of the Master
         Servicer  under this  Agreement,  whether with respect to the Notes or the  Mortgage  Loans or  otherwise, shall pass to and be vested in the Indenture  Trustee and the Indenture  Trustee is hereby  authorized and empowered to execute and deliver,  on behalf of the Master  Servicer,  as  attorney-in-fact  or otherwise, any and all documents and other  instruments,  and to do or accomplish all other acts or things  necessary or  appropriate  to effect the  purposes of such notice of  termination,  whether to complete the transfer and  endorsement of each Mortgage Loan and related  documents or otherwise.  The Master Servicer agrees to cooperate with the Indenture  Trustee in effecting the termination of the  responsibilities  and rights of the Master Servicer hereunder,  including,  without  limitation,  the delivery to the Indenture Trustee of all documents and records  requested by it to enable it to assume the Master  Servicer's  functions  under this  Agreement  within ten Business Days  subsequent to such notice and the transfer  within one Business
         Day subsequent to such notice to the Indenture  Trustee for the  administration  by it of all cash amounts that  shall at the time be held by the  Master  Servicer  and to be  deposited  by it in any  Distribution
         Account,  any REO Account or any Custodial  Account or that have been deposited by the Master  Servicer in such accounts or  thereafter  received by the Master  Servicer  with respect to the Mortgage  Loans or any
         REO Property  received by the Master  Servicer.  All reasonable costs and expenses  (including  attorneys'
         fees) incurred in connection  with  transferring  the Master  Servicer's  duties and the Mortgage Files to the successor  Master  Servicer and amending this Agreement to reflect such  succession as Master Servicer pursuant to this  Section shall be paid by the predecessor  Master Servicer (or if the predecessor  Master
         Servicer  is the  Indenture  Trustee,  the  initial  Master  Servicer)  upon  presentation  of  reasonable documentation  of such costs and expenses.  The  termination  of the rights and  obligations of the Master
         Servicer  shall not affect any liability it may have  incurred  prior to such  termination.  To the extent that such  costs and  expenses  of the  Indenture  Trustee  are not fully  and  timely  reimbursed  by the predecessor  Master Servicer,  the Indenture  Trustee shall be entitled to reimbursement of such costs and expenses from the Distribution Accounts.

                  (c) The  Securities  Administrator  shall not later than the close of  business  on the  Business
         Day immediately  preceding the related Payment Date notify the Indenture  Trustee in writing of the Master
         Servicer's  failure to make any  Advance  required  to be made under this  Agreement  on such date and the

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         amount of such Advance.  By no later than 10:00 A.M.  (Chicago  time) on the relevant  Payment  Date,  the
         Securities  Administrator  shall notify the Indenture  Trustee of the  continuance of such failure or that the Master Servicer has made the Advance,  as the case may be.  Notwithstanding  the terms of the Event of
         Default  described in clause (i)(A) of  Section 7.01(a),  the Indenture  Trustee,  upon receipt of written notice on the Payment Date from the  Securities  Administrator  of the  continuance  of the failure of the
         Master  Servicer  to make an Advance,  shall,  by notice in writing to the Master  Servicer,  which may be delivered  by  telecopy,  immediately  suspend all of the rights and  obligations  of the Master  Servicer thereafter  arising  under  this  Agreement,  but  without  prejudice  to  any  rights  it may  have  as a
         Securityholder  or to  reimbursement  of  outstanding  Advances  or other  amounts  for which  the  Master
         Servicer was entitled to reimbursement as of the date of suspension,  and the Indenture  Trustee,  subject to the cure provided for in this paragraph,  if available,  shall act as provided in Section 7.02 to carry out the  duties of the  Master  Servicer,  including  the  obligation  to make any  Advance  as  successor servicer,  the  nonpayment  of which is described in  clause (i)(A)  of  Section 7.01(a).  Any such action taken by the Indenture  Trustee must be prior to the payment on the relevant  Payment Date, and shall have all of the rights  incidental  thereto.  If the Master  Servicer  shall within two Business Days following such  suspension  remit to the Indenture  Trustee the amount of any Advance the nonpayment of which by the
         Master  Servicer is  described  in  clause (i)(A)  of  Section 7.01(a),  together  with all other  amounts necessary to reimburse the Indenture  Trustee for actual,  necessary and reasonable  costs incurred by the
         Indenture Trustee because of action taken pursuant to this subsection  (including  interest on any Advance or other amounts paid by the Indenture  Trustee (from and  including the  respective  dates  thereof) at a per annum rate equal to the prime rate for U.S.  money center  commercial  banks as published in the Wall
         Street Journal),  then the Indenture Trustee,  subject to the last two sentences of this paragraph,  shall permit the Master  Servicer to resume its rights and  obligations  as Master  Servicer  hereunder.  If the
         Master  Servicer  shall fail to remit such amounts to the Indenture  Trustee within such two Business Days after the  Payment  Date,  then an Event of Default  shall occur and such  notice of  suspension  shall be deemed to be a notice of  termination  without any further  action on the part of the  Indenture  Trustee.
         The Master  Servicer  agrees that if it fails to make a required  Advance by 10:00 A.M.  (Chicago time) on the related Payment Date on more than two occasions in any 12 month  period,  the Indenture  Trustee shall be under no  obligation  to permit the Master  Servicer  to resume  its rights and  obligations  as Master
         Servicer hereunder,  and notwithstanding  the cure period provided in  Section 7.01(a)(i)(A),  an Event of
         Default shall be deemed to have occurred on the relevant Payment Date.

         SECTION 7.02.  INDENTURE TRUSTEE TO ACT.

                  (a) From and after the date the Master  Servicer  (and the Indenture  Trustee,  if notice is sent by the Holders)  receives a notice of termination  pursuant to Section 7.01,  the Indenture  Trustee shall be the  successor in all respects to the Master  Servicer in its  capacity as master  servicer  under this
         Agreement  and the  transactions  set  forth or  provided  for  herein  and  shall be  subject  to all the responsibilities,  duties and liabilities  relating thereto placed on the Master Servicer by the terms and provisions  hereof arising on and after its succession.  As compensation  therefor,  the Indenture Trustee

                                                     104

         shall be entitled to such  compensation  as the Master  Servicer  would have been entitled to hereunder if no such notice of termination  had been given.  Notwithstanding  the above,  (i) if the Indenture  Trustee is unwilling to act as successor  Master  Servicer or (ii) if the Indenture  Trustee is legally  unable so to act, the  Indenture  Trustee shall  appoint or petition a court of competent  jurisdiction  to appoint, any  established  housing and home finance  institution,  bank or other  mortgage loan or home equity loan servicer  having a net  worth  of not less  than  $10,000,000  as the  successor  to the  Master  Servicer hereunder in the  assumption  of all or any part of the  responsibilities,  duties or  liabilities  of the
         Master Servicer  hereunder;  provided,  that the  appointment of any such successor  Master Servicer shall not result in the  qualification,  reduction or  withdrawal  of the ratings  assigned to the Notes by each
         Rating  Agency as evidenced by a letter to such effect from each Rating  Agency (which letter shall not be an  expense  of the  Indenture  Trustee).  Pending  appointment  of a  successor  to the  Master  Servicer hereunder,  unless the Indenture Trustee is prohibited by law from so acting,  the Indenture Trustee shall act in such capacity as hereinabove  provided.  In connection with such  appointment  and assumption,  the successor shall be entitled to receive  compensation  out of payments on Mortgage Loans in an amount equal to the  compensation  which the Master  Servicer would otherwise have received  pursuant to  Section 3.14.
         The appointment of a successor  Master  Servicer shall not affect any liability of the predecessor  Master
         Servicer  which may have  arisen  under this  Agreement  prior to its  termination  as Master  Servicer to indemnify the Indenture  Trustee  pursuant to  Section 8.05,  nor shall any successor  Master  Servicer be liable for any acts or  omissions  of the  predecessor  Master  Servicer  or for any breach by such Master
         Servicer of any of its  representations  or  warranties  contained  herein or in any  related  document or agreement.  The  Indenture  Trustee  and such  successor  shall  take such  action,  consistent  with this
         Agreement, as shall be necessary to effectuate any such succession.

                  (b) Any successor,  including the Indenture  Trustee,  to the Master  Servicer as Master Servicer
         shall during the term of its service as Master  Servicer  continue to service and  administer the Mortgage
         Loans for the  benefit  of  Securityholders,  and  maintain  in force a policy or  policies  of  insurance covering errors and omissions in the  performance of its  obligations as Master  Servicer  hereunder and a
         Fidelity Bond in respect of its officers,  employees and agents to the same extent as the Master  Servicer is so required pursuant to Section 3.04.

                  (c)  Notwithstanding  anything  else  herein to the  contrary,  in no event  shall the  Indenture
         Trustee be liable for any  servicing fee or for any  differential  in the amount of the servicing fee paid hereunder and the amount  necessary to induce any  successor  Master  Servicer to act as successor  Master
         Servicer under this Agreement and the transactions set forth or provided for herein.

         SECTION 7.03.  WAIVER OF EVENT OF DEFAULT.

         The  Majority  Securityholders  may,  on  behalf of all  Securityholders,  by  notice  in  writing  to the
Indenture  Trustee,  direct the Indenture  Trustee to waive any events  permitting  removal of any Master  Servicer under this Agreement,  provided,  however, that the Majority Securityholders may not waive an event that results in a failure to make any required  payment on a Note  without the consent of the Holder of such Note.  Upon any waiver

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of an Event of  Default,  such event  shall  cease to exist and any Event of  Default  arising  therefrom  shall be deemed to have been remedied for every  purpose of this  Agreement.  No such waiver shall extend to any  subsequent or other event or impair any right  consequent  thereto  except to the extent  expressly  so waived.  Notice of any such waiver shall be given by the Indenture Trustee to each Rating Agency.

         SECTION 7.04.  NOTIFICATION TO SECURITYHOLDERS.

                  (a) Upon any  termination or appointment of a successor to any Master  Servicer  pursuant to this
         Article VII or Section 3.34,  the Note Registrar or the Indenture Trustee,  if the Master Servicer is also the Note  Registrar  and  Securities  Administrator,  shall  give  prompt  written  notice  thereof to the
         Noteholders at their respective addresses appearing in the Note Register and to each Rating Agency.

                  (b) No later than 60 days after the  occurrence  of any event which  constitutes  or which,  with notice or a lapse of time or both,  would  constitute an Event of Default of which a  Responsible  Officer of the Indenture  Trustee  becomes aware of the occurrence of such an event,  the Indenture  Trustee shall transmit by mail to all  Noteholders  notice of such  occurrence  unless such Event of Default  shall have been waived or cured.

         SECTION 7.05.  ACTION UPON MASTER SERVICER EVENT OF DEFAULT.

         If an Event of Default has occurred  (which has not been cured or waived) of which a  Responsible  Officer has actual  knowledge,  the  Indenture  Trustee  shall  exercise such of the rights and powers vested in it by this
Agreement,  and use the same degree of care and skill in their  exercise,  as a prudent  man would  exercise or use under the  circumstances  in the conduct of his own affairs,  unless the  Indenture  Trustee is acting as successor
Master  Servicer,  in which case it shall use the same  degree of care and skill as the Master  Servicer  hereunder with respect to the exercise of the rights and powers of the Master  Servicer  hereunder;  provided,  however,  the
Indenture  Trustee  shall not be charged  with  knowledge of any Event of Default or any other event or matter that may  require it to take action or omit to take  action  hereunder  unless a  Responsible  Officer of the  Indenture
Trustee at the Corporate Trust Office obtains actual  knowledge of such failure or the Indenture  Trustee  receives written notice of such Event of Default.

         SECTION 7.06.  ADDITIONAL REMEDIES OF INDENTURE TRUSTEE UPON EVENT OF DEFAULT.

         In case an Event of Default or a default by the Depositor  hereunder  shall occur and be  continuing,  the
Indenture  Trustee  may proceed to protect  and  enforce  its rights and the rights of the  Noteholders  under this
Agreement,  as the case may be, by a suit,  action or proceeding in equity or at law or otherwise,  whether for the specific  performance  of any covenant or agreement  contained in this  Agreement or in aid of the execution of any power  granted in this  Agreement or for the  enforcement  of any other legal,  equitable or other  remedy,  as the
Indenture  Trustee,  being advised by counsel,  and subject to the foregoing,  shall deem most effectual to protect and enforce any of the rights of the Indenture Trustee and the Noteholders.

                                                     106

                                                   ARTICLE VIII

                              THE INDENTURE TRUSTEE AND THE SECURITIES ADMINISTRATOR

         SECTION 8.01.  DUTIES OF INDENTURE TRUSTEE AND SECURITIES ADMINISTRATOR.

         The Indenture  Trustee,  prior to the  occurrence of an Event of Default and after the curing or waiver of all Events of Default which may have  occurred,  and the  Securities  Administrator  each undertake to perform such duties and only such duties as are  specifically  set forth in this  Agreement as duties of the  Indenture  Trustee and the  Securities  Administrator,  respectively.  During the  continuance  of an Event of Default,  the Indenture
Trustee shall  exercise such of the rights and powers  vested in it by this  Agreement,  and use the same degree of care and skill in its exercise as a prudent  person would  exercise or use under the  circumstances  in the conduct of such person's own affairs.  Any permissive  right of the Indenture  Trustee  enumerated in this Agreement  shall not be construed as a duty.

         The Indenture  Trustee and the Securities  Administrator,  upon receipt of all resolutions,  certificates, statements,  opinions,  reports,  documents, orders or other instruments furnished to the Indenture Trustee and the
Securities  Administrator,  which are  specifically  required to be  furnished  pursuant to any  provision  of this
Agreement,  shall examine them to determine  whether they conform to the  requirements of this Agreement  provided, however,  that neither the Indenture Trustee nor the Securities  Administrator will be responsible for the accuracy or content of any such resolutions,  certificates,  statements,  opinions, reports, documents or other instruments.
If any such  instrument is found not to conform to the  requirements  of this Agreement in a material  manner,  the
Indenture  Trustee  or the  Securities  Administrator,  as the case may be,  shall  take  such  action  as it deems appropriate  to have the  instrument  corrected and if the  instrument is not  corrected to its  satisfaction,  the
Securities  Administrator  shall provide notice to the Indenture  Trustee  thereof (or the Indenture  Trustee shall take note thereof) and the Indenture Trustee shall provide notice to the Securityholders.

         On each Payment Date, the Securities  Administrator  shall make monthly  payments to the Noteholders  from funds  in the  Distribution  Account  and to the  Certificateholders  from  funds in the  Certificate  Distribution
Account,  in each case as provided in Sections  5.01,  5.09 and 10.01 hereof based on the report of the  Securities
Administrator.

         No provision of this  Agreement  shall be construed  to relieve the  Indenture  Trustee or the  Securities
Administrator  from  liability for its own negligent  action,  its own negligent  failure to act or its own willful misconduct; provided, however, that:

                  (i)      prior to the  occurrence  of an Event of  Default,  and  after  the  curing  of all such
         Events of Default which may have occurred,  the duties and  obligations  of the Indenture  Trustee and the
         Securities  Administrator  shall be determined solely by the express  provisions of this Agreement and the
         Indenture,  in the case of the Indenture Trustee, and this Agreement,  the Indenture,  the Trust Agreement and the  Administration  Agreement,  in the case of the  Securities  Administrator,  neither the Indenture
         Trustee  nor the  Securities  Administrator  shall be liable  except  for the  performance  of such of its duties and obligations as are specifically  set forth in this those  agreements,  no implied  covenants or

                                                     107

         obligations  shall  be  read  into  such  agreements  against  the  Indenture  Trustee  or the  Securities
         Administrator  and, in the  absence of bad faith on the part of the  Indenture  Trustee or the  Securities
         Administrator,  respectively,  the Indenture  Trustee or the  Securities  Administrator  may  conclusively rely, as to the truth of the statements and the correctness of the opinions  expressed  therein,  upon any
         certificates  or  opinions   furnished  to  the  Indenture   Trustee  or  the  Securities   Administrator,
         respectively,  and  conforming  to the  requirements  of this  Agreement  or  such  other  agreements,  as applicable;

                  (ii)     neither the Indenture  Trustee nor the Securities  Administrator  shall be liable for an error of judgment  made in good faith by a Responsible  Officer of the Indenture  Trustee or an officer of the Securities  Administrator,  respectively,  unless it shall be proved that the Indenture Trustee or the
         Securities Administrator,  respectively,  was negligent in ascertaining or investigating the facts related thereto; and

                  (iii)    neither the  Indenture  Trustee nor the  Securities  Administrator  shall be  personally liable  with  respect  to any  action  taken,  suffered  or  omitted  to be taken  by it in good  faith in accordance  with the consent or at the direction of  Securityholders  as provided  herein  relating to the time,  method and place of conducting any remedy pursuant to this Agreement,  or exercising or omitting to exercise  any  trust or power  conferred  upon the  Indenture  Trustee  or the  Securities  Administrator,
         respectively, under this Agreement;

         The  Securities  Administrator  shall pay any and all tax related  expenses (not  including  taxes) of the
Issuer,  including but not limited to any professional fees or expenses related to audits or any  administrative or judicial  proceedings  with  respect  to the  Issuer  that  involve  the  Internal  Revenue  Service  or state  tax authorities,  but only to the extent that (i) such  expenses are ordinary or routine expenses,  including  expenses of a routine  audit but not  expenses  of  litigation  (except as  described  in (ii));  or  (ii) such  expenses or liabilities  (including  taxes and  penalties)  are  attributable  to the  negligence or willful  misconduct of the
Securities  Administrator in fulfilling its duties hereunder  (including the Securities  Administrator's  duties as tax return  preparer).  Notwithstanding  the  foregoing the  Securities  Administrator  will be reimbursed  for any expenses relating to a tax audit of the Issuer.

         The Securities  Administrator  shall prepare and file, and the Owner Trustee shall sign the tax returns of the Issuer,  to the extent that a tax return is required to be filed by the Issuer.  The expenses of preparing  and filing  such tax  returns  shall be borne by the  Securities  Administrator.  Notwithstanding  the  foregoing,  the
Securities  Administrator  shall have no  obligation  to  prepare,  file or  otherwise  deal with  partnership  tax information  or returns.  In the event that  partnership  tax  information  or returns are required by the Internal
Revenue Service, the Seller, at its own cost and expense, will prepare and file all necessary returns.

         The  Securities  Administrator  shall  perform  on  behalf  of the  Issuer  all  reporting  and  other tax compliance duties that are the  responsibility of the Issuer under the Code or other compliance  guidance issued by the Internal  Revenue Service or any state or local taxing  authority.  Among its other duties,  if required by the
Code or other such guidance,  the Securities  Administrator shall provide to the  Securityholders  such information or reports as are required by the Code.

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         Neither the Indenture  Trustee nor the  Securities  Administrator  shall be required to expend or risk its own funds or otherwise incur financial or other  liability in the  performance of any of its duties  hereunder,  or in the exercise of any of its rights or powers,  if there is reasonable  ground for believing that the repayment of such funds or  indemnity  satisfactory  to it against  such risk or liability is not assured to it, and none of the provisions  contained  in this  Agreement  shall in any event  require  the  Indenture  Trustee  or the  Securities
Administrator  to perform,  or be  responsible  for the manner of  performance  of, any of the  obligations  of the
Master  Servicer  under this  Agreement,  except during such time,  if any, as the  Indenture  Trustee shall be the successor to, and be vested with the rights,  duties,  powers and privileges of, the Master  Servicer in accordance with the terms of this Agreement.

         SECTION 8.02.  CERTAIN MATTERS AFFECTING THE INDENTURE TRUSTEE AND THE SECURITIES ADMINISTRATOR.

         Except as otherwise provided in Section 8.01 hereof:

                  (i)      before  taking any action  pursuant to this  Agreement,  the  Indenture  Trustee and the
         Securities  Administrator  may request and  conclusively  rely upon and shall be fully protected in acting or refraining  from acting upon any  resolution,  Officers'  Certificate,  certificate  of auditors or any other certificate,  statement,  instrument,  opinion, report, notice, request,  consent, order, appraisal, bond or other  paper or  document  reasonably  believed  by it to be  genuine  and to have been  signed or presented by the proper party or parties;

                  (ii)     the  Indenture  Trustee and the  Securities  Administrator  may consult with counsel and any  advice of its  counsel  or any  Opinion  of  Counsel  shall be full and  complete  authorization  and protection  in respect of any action  taken or  suffered or omitted by it  hereunder  in good faith and in accordance with such advice or Opinion of Counsel;

                  (iii)    neither  the  Indenture  Trustee  nor the  Securities  Administrator  shall be under any obligation  to  exercise  any of the rights or powers  vested in it by this  Agreement,  or to  institute, conduct or defend any litigation  hereunder or in relation hereto,  at the request,  order or direction of any of the  Securityholders,  pursuant to the provisions of this  Agreement,  unless such  Securityholders shall  have  offered  to the  Indenture  Trustee  or the  Securities  Administrator,  as the  case may be, reasonable  security or indemnity  satisfactory to it against the costs,  expenses and  liabilities  which may be incurred  therein or thereby;  nothing  contained  herein  shall,  however,  relieve the  Indenture
         Trustee  of the  obligation,  upon the  occurrence  of an Event of  Default  (which  has not been cured or waived),  to exercise  such of the rights and powers vested in it by this  Agreement,  and to use the same degree  of care  and  skill in their  exercise  as a  prudent  person  would  exercise  or use  under  the circumstances in the conduct of such person's own affairs;

                  (iv)     neither the Indenture Trustee nor the Securities  Administrator  shall be liable for any action  taken,  suffered or omitted by it in good faith and believed by it to be  authorized or within the discretion or rights or powers conferred upon it by this Agreement;

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                  (v)      prior to the  occurrence  of an Event of  Default  hereunder  and  after  the  curing or waiver  of all  Events  of  Default  which  may have  occurred,  neither  the  Indenture  Trustee  nor the
         Securities  Administrator  shall be bound to make any  investigation  into the facts or matters  stated in any resolution,  certificate,  statement,  instrument,  opinion, report, notice, request,  consent, order, approval,  bond or other paper or  documents,  unless  requested  in writing to do so Holders of the Notes representing  not less than 25% of the  Outstanding  Balance (as defined in the  Indenture)  of the Notes;
         provided,  however,  that if the  payment  within  a  reasonable  time  to the  Indenture  Trustee  or the
         Securities  Administrator of the costs,  expenses or liabilities likely to be incurred by it in the making of such  investigation  is, in the opinion of the Indenture  Trustee or the Securities  Administrator,  as
         applicable,  not  reasonably  assured to the Indenture  Trustee or the  Securities  Administrator  by such
         Holders,  the Indenture Trustee or the Securities  Administrator,  as applicable,  may require  reasonable indemnity  satisfactory  to it against  such  expense,  or  liability  from such Holders as a condition to taking any such action;

                  (vi)     The Indenture  Trustee may execute any of the trusts or powers  hereunder or perform any duties  hereunder  either  directly or by or through  agents or attorneys and the Indenture  Trustee shall not be responsible  for any  misconduct or negligence on the part of any agent or attorney  appointed with due care by it hereunder;

                  (vii)    Neither the Indenture Trustee nor the Securities  Administrator  shall be liable for any action taken,  suffered,  or omitted to be taken by it in good faith and  reasonably  believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

                  (viii)   The  Indenture  Trustee  shall not be deemed to have  notice of any  default or Event of
         Default  unless a Responsible  Officer of the  Indenture  Trustee has actual  knowledge  thereof or unless written  notice of any event which is in fact such a default is received by the  Indenture  Trustee at the
         Corporate Trust Office of the Indenture  Trustee,  and such notice  references the  Certificates  and this
         Agreement;

                  (ix)     The rights,  privileges,  protections,  immunities  and benefits  given to the Indenture
         Trustee,  including,  without  limitation,  its right to be  indemnified,  are  extended  to, and shall be enforceable by, each agent, custodian and other Person employed to act hereunder.

                  (x)      In no event  shall the  Indenture  Trustee be liable,  directly or  indirectly,  for any special,  indirect  or  consequential  damages,  even if the  Indenture  Trustee  has been  advised of the possibility of such damages;

                  (xi)     No provision of this  Agreement  shall require the  Indenture  Trustee to expend or risk its own funds  (regardless  of the  capacity  in which it is  acting)  or  otherwise  incur any  financial liability in the  performance of any of its duties  hereunder,  or in the exercise of any of its rights or powers,  if it shall have  reasonable  grounds  for  believing  that  repayment  of such funds or adequate

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         indemnity against such risk or liability is not reasonably assured to it; and

                  (xii)    The Indenture  Trustee shall not have any duty to conduct any affirmative  investigation
         (including,  but not limited to,  reviewing any reports  delivered to the Indenture  Trustee in connection with the review of the Mortgage  Files) as to the occurrence of any condition  requiring the repurchase of any Mortgage Loan by the  Originator  pursuant to the Purchase and Servicing  Agreement or this  Agreement or the eligibility of any Mortgage Loan for purposes of this Agreement.

         SECTION 8.03.  INDENTURE  TRUSTEE AND THE SECURITIES  ADMINISTRATOR  NOT LIABLE FOR  SECURITIES,  MORTGAGE
                              LOANS OR ADDITIONAL COLLATERAL.

         The recitals  contained  herein and in the  Securities  (other than the  authentication  of the Securities
Administrator  on the  Securities,  the  acknowledgments  of the  Indenture  Trustee  and the  representations  and warranties  of the  Indenture  Trustee)  shall  be taken as the  statements  of the  Seller,  and the  neither  the
Indenture  Trustee  nor the  Securities  Administrator  assumes  responsibility  for the  correctness  of the same.
Neither the Indenture Trustee nor the Securities  Administrator  makes  representations or warranties  hereunder as to  the  validity  or  sufficiency  of  this  Agreement  or  of  the  Securities  (other  than  the  signature  and authentication  of the Securities  Administrator  on the Securities) or of any Mortgage Loan or related document or of MERS or the MERS System.  The  Indenture  Trustee shall not be  accountable  for the use or  application  by the
Master  Servicer,  or for the use or  application  of any funds paid to the Master  Servicer  in respect of related
Mortgage  Loans or  deposited  in or  withdrawn  from the  Distribution  Accounts  by the  Master  Servicer  or the
Securities  Administrator.  Neither the Indenture Trustee nor the Securities  Administrator  shall at any time have any  responsibility or liability for or with respect to the legality,  validity and  enforceability of any Mortgage or any Mortgage  Loan, or the perfection  and priority of any Mortgage or the  maintenance  of any such  perfection and priority,  or for or with respect to the  sufficiency  of the Issuer or its ability to generate the payments to be paid to  Securityholders  under this Agreement,  including,  without  limitation:  the existence,  condition and ownership of any Mortgaged  Property;  the existence and enforceability of any hazard insurance thereon (other than if the Indenture  Trustee shall assume the duties of the Master  Servicer  pursuant to  Section 7.02  hereof);  the validity of the  assignment of any Mortgage Loan to the Indenture  Trustee or of any  intervening  assignment;  the completeness  of any  Mortgage  Loan;  the  performance  or  enforcement  of any  Mortgage  Loan (other than if the
Indenture Trustee shall assume the duties of the Master Servicer pursuant to Section 7.02  hereof);  the compliance by the  Depositor or the Seller with any  warranty or  representation  made under this  Agreement or in any related document or the  accuracy of any such  warranty  or  representation  prior to the  Indenture  Trustee's  receipt of notice or other discovery of any  non-compliance  therewith or any breach  thereof;  any investment of monies by or at the direction of the Master  Servicer or in the case of the Indenture  Trustee the Securities  Administrator  or
any loss resulting  therefrom,  it being  understood  that the Indenture  Trustee shall remain  responsible for any
Issuer  property  that it may  hold in its  individual  capacity  and the  Securities  Administrator  shall  remain responsible  for any Issuer  property  that it may hold in its  individual  capacity;  the acts or omissions of the
Master Servicer (other than as to the Securities  Administrator,  if it is also the Master Servicer,  and as to the
Indenture  Trustee,  if the  Indenture  Trustee  shall  assume  the  duties  of the  Master  Servicer  pursuant  to
Section 7.02  hereof,  and then only for the acts or omissions of the  Indenture  Trustee as the  successor  Master

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Servicer),  or any acts or omissions of the Servicer or any  Mortgagor;  any action of the Master  Servicer  (other than as to the Securities  Administrator,  if it is also the Master Servicer,  and as to the Indenture Trustee,  if
the Indenture  Trustee shall assume the duties of the Master Servicer pursuant to Section 7.02  hereof),  or in the case of the  Indenture  Trustee the  Securities  Administrator  or the Servicer  taken in the name of the Indenture
Trustee;  the failure of the Master  Servicer or the Servicer to act or perform any duties  required of it as agent or on behalf of the Indenture  Trustee or the Issuer  hereunder;  or any action by the  Indenture  Trustee taken at the instruction of the Master  Servicer (other than if the Indenture  Trustee shall assume the duties of the Master
Servicer pursuant to Section 7.02  hereof,  and then only for the actions of the Indenture Trustee as the successor
Master Servicer);  provided,  however, that the foregoing shall not relieve the Indenture Trustee of its obligation to perform its duties under this Agreement.

         SECTION 8.04.  OWNER TRUSTEE, MASTER SERVICER AND SECURITIES ADMINISTRATOR MAY OWN NOTES.

         The Owner Trustee,  the Master Servicer and the Securities  Administrator in their  respective  individual capacities,  or in any  capacity  other  than  as  Owner  Trustee,  Master  Servicer  or  Securities  Administrator
hereunder,  may become the owner or  pledgee  of any Notes  with the same  rights  they would have if they were not
Owner  Trustee,  Master  Servicer or Securities  Administrator,  as  applicable,  and may  otherwise  deal with the parties hereto.

         SECTION 8.05. INDENTURE TRUSTEE'S,  CUSTODIAN'S,  OWNER TRUSTEE'S AND SECURITIES  ADMINISTRATOR'S FEES AND
                              EXPENSES.

         The Owner  Trustee  shall be paid an annual fee of $2,500 on the Payment  Date  occurring  in July of each year,  commencing in July 2009, from amounts on deposit in the Distribution  Account.  The Indenture  Trustee,  the
Securities  Administrator  and the  Custodian  shall be  compensated  by the  Master  Servicer  for their  services hereunder and under the Wells Fargo  Custodial  Agreement from a portion of the Master  Servicing Fee. In addition, the Indenture Trustee (as Indenture Trustee and in its individual  corporate  capacity),  the Custodian,  the Owner
Trustee and the Securities  Administrator  will be entitled to recover from the Distribution  Account,  pursuant to
Section 4.03(a)  all reasonable  out-of-pocket  expenses,  disbursements and advances and the expenses  (including, but not limited to, legal fees and  expenses) of the  Indenture  Trustee,  the Owner  Trustee,  and the  Securities
Administrator,  respectively,  including without limitation, in connection with any Event of Default, any breach of this Agreement or any claim or legal action  (including any pending or threatened  claim or legal action)  incurred or made by or against the Owner Trustee,  the Indenture  Trustee,  the Custodian or the  Securities  Administrator,
respectively,  in the  performance  of its duties or the  administration  of the trusts  hereunder  (including  the reasonable  compensation,  expenses and  disbursements  of its counsel)  except any such expense,  disbursement  or advance as may arise from its  negligence (or in the case of the Owner  Trustee,  gross  negligence) or intentional misconduct or which is specifically  designated  herein as the  responsibility  of the Depositor,  the Seller,  the
Master Servicer,  the  Securityholders,  the Owner Trustee or the Issuer  hereunder or thereunder.  If funds in the
Distribution  Accounts are insufficient  therefor,  the Indenture Trustee, the Owner Trustee, the Custodian and the
Securities  Administrator  shall  recover  such  expenses  from  future  collections  on the  Mortgage  Loans or as otherwise agreed by such parties and the  Securityholders.  Such  compensation and  reimbursement  obligation shall

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not be limited by any provision of law in regard to the compensation of a trustee of an express trust.

         SECTION 8.06.  ELIGIBILITY REQUIREMENTS FOR INDENTURE TRUSTEE AND SECURITIES ADMINISTRATOR.

         The  eligibility  requirements  for the Indenture  Trustee are set forth in Section 6.11 of the Indenture.
The Securities  Administrator  hereunder shall at all times be an entity duly organized and validly  existing under the laws of the United States of America or any state  thereof,  authorized  under such laws to exercise  corporate trust powers,  having a combined  capital and surplus of at least  $50,000,000 and a minimum  long-term debt rating in the third  highest  rating  category by each Rating  Agency and in each Rating  Agency's two highest  short-term rating  categories,  and  subject to  supervision  or  examination  by federal or state  authority.  If such entity publishes  reports  of  condition  at least  annually,  pursuant  to law or to the  requirements  of the  aforesaid supervising or examining  authority,  then for the purposes of this Section 8.06,  the combined capital and surplus of such entity  shall be deemed to be its  combined  capital and surplus as set forth in its most recent  report of condition  so  published.  In case  at any  time  the  Securities  Administrator  shall  cease  to be  eligible  in accordance with the provisions of this Section 8.06,  the Securities  Administrator shall resign immediately in the manner and with the effect specified in Section 8.07 hereof.

         SECTION 8.07.  RESIGNATION OR REMOVAL OF THE INDENTURE TRUSTEE OR THE SECURITIES ADMINISTRATOR.

         The  circumstances  causing  resignation  and removal of the  Indenture  Trustee are set forth in Sections
6.08 and 6.09 of the Indenture.  The  Securities  Administrator  may at any time resign and be discharged  from the trusts hereby  created by giving  written  notice  thereof to the  Depositor,  the Master  Servicer and each Rating
Agency.  Upon receiving such notice of resignation of the Securities  Administrator,  the Indenture  Trustee or the
Depositor shall promptly appoint a successor  Securities  Administrator that meets the requirements in Section 8.06 by written  instrument,  in  duplicate,  one copy of which  instrument  shall be delivered to each of the resigning
Securities  Administrator  and one copy to the  successor  Securities  Administrator.  If no  successor  Securities
Administrator  shall have been so appointed  and having  accepted  appointment  within  30 days after the giving of such  notice  of  resignation,  the  resigning  Securities  Administrator  may  petition  any  court  of  competent jurisdiction for the appointment of a successor Securities Administrator.

         If at any time the Securities  Administrator  shall cease to be eligible in accordance with the provisions of Section 8.06  hereof or if at any time the Securities  Administrator shall be legally unable to act, or shall be adjudged a bankrupt or  insolvent,  or a receiver  of the  Securities  Administrator  or of its  property  shall be appointed,  or any public officer shall take charge or control of the Securities  Administrator  or of its property or affairs for the purpose of  rehabilitation,  conservation  or  liquidation,  or if the Securities  Administrator fails to provide an assessment of  compliance  or an  attestation  report  required  under  Section 3.16  within 15 calendar  days of March 1 of each  calendar  year in which  Exchange  Act reports are required  then the  Indenture
Trustee may remove the Securities  Administrator.  If the Indenture  Trustee removes the Securities  Administrator, under the authority of the  immediately  preceding  sentence,  the Seller or the Indenture  Trustee shall  promptly

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appoint a successor  Securities  Administrator  that meets the requirements of Section 8.06 by written  instrument, in triplicate,  one copy of which  instrument shall be delivered to the Securities  Administrator  so removed,  one copy to the successor Securities Administrator and one copy to the Master Servicer.

         The Majority  Securityholders  may at any time remove the Securities  Administrator by written  instrument or  instruments  delivered to the Indenture  Trustee;  the Depositor or Indenture  Trustee shall  thereupon use its best efforts to appoint a successor Securities Administrator in accordance with this Section.

         Any  resignation  or removal of the Securities  Administrator  and  appointment of a successor  Securities
Administrator,  pursuant to any of the provisions of this Section 8.07  shall not become effective until acceptance of appointment by the successor  Securities  Administrator  as provided in Section 8.08  hereof.  If the Securities
Administrator  is removed  pursuant to this  Section 8.07,  it shall be reimbursed any  outstanding and unpaid fees and  expenses,  and if  removed  under  the  authority  of the  immediately  preceding  paragraph,  the  Securities
Administrator shall also be reimbursed any outstanding and unpaid costs and expenses.

         Notwithstanding  anything to the contrary  contained herein, in the event that the Master Servicer resigns or is  removed  as  Master  Servicer  hereunder,  the  Securities  Administrator  shall  have the  right to  resign immediately as Securities  Administrator by giving written notice to the Seller and the Indenture  Trustee,  with a copy to each  Rating  Agency;  provided  that such  resignation  shall not become  effective  until  acceptance  of appointment  by a successor  Securities  Administrator.  Notwithstanding  anything to the contrary  herein,  in the event that the Securities  Administrator resigns or is removed as Securities  Administrator  hereunder,  the Master
Servicer shall have the right to resign  immediately as Master  Servicer by giving written notice to the Seller and the  Indenture  Trustee,  with a copy to each  Rating  Agency;  provided  that such  resignation  shall not  become effective until acceptance of appointment by a successor Master Servicer.

         SECTION 8.08.  SUCCESSOR SECURITIES ADMINISTRATOR.

         Any  successor  Securities  Administrator  appointed as provided in  Section 8.07  hereof  shall  execute, acknowledge and deliver to the Depositor and the Master Servicer and to its  predecessor  Securities  Administrator an instrument  accepting such  appointment  hereunder,  and thereupon the  resignation or removal of the Securities
Administrator shall become effective,  and such successor Securities  Administrator,  without any further act, deed or conveyance,  shall become fully vested with all the rights,  powers,  duties and  obligations of its predecessor hereunder,  with  like  effect  as  if  originally  named  Securities  Administrator.  The  predecessor  Securities
Administrator  shall  deliver  to the  successor  Securities  Administrator  all moneys  held in any Trust  Account hereunder,  as well as all moneys, held by it hereunder and the Depositor,  the Master Servicer and the predecessor
Securities  Administrator  shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Securities  Administrator,  as applicable, all such rights, powers, duties and obligations.

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         No successor  Securities  Administrator  shall accept appointment as provided in this Section 8.08  unless at the time of such acceptance such successor  Securities  Administrator  shall be eligible under the provisions of
Section 8.06  hereof  and the  appointment  of such  successor  Securities  Administrator  shall  not  result  in a downgrading of the Offered Notes by either Rating Agency, as evidenced by a letter from each Rating Agency.

         Upon acceptance of appointment by a successor  Securities  Administrator as provided in this Section 8.08,
the  successor  Securities   Administrator  shall  mail  notice  of  the  appointment  of  a  successor  Securities
Administrator  hereunder to all  Securityholders  at their  addresses as shown in the  Certificate  Register or the
Note Register, as applicable, and to each Rating Agency.

         SECTION 8.09.  MERGER OR CONSOLIDATION OF INDENTURE TRUSTEE OR SECURITIES ADMINISTRATOR.

         The  consequences  of merger or  consolidation  of the Indenture  Trustee are set forth in Section 6.09 of the  Indenture.  Any entity into which the  Securities  Administrator  may be merged or  converted or with which it may be consolidated,  or any entity resulting from any merger,  conversion or consolidation to which the Securities
Administrator  shall be a party,  or any entity  succeeding  to the  corporate  trust  business  of the  Securities
Administrator,  shall be the successor of the Securities  Administrator,  as applicable,  hereunder,  provided such entity shall be eligible under the provisions of Section 8.06  and 8.08 hereof,  without the execution or filing of any  paper  or any  further  act on  the  part  of any of the  parties  hereto,  anything  herein  to the  contrary notwithstanding.

         SECTION 8.10.  [RESERVED].

         SECTION 8.11.  [RESERVED].

         SECTION 8.12.  INDENTURE TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF NOTES.

                  (a) All rights of action  and claims  under this  Agreement  or the Notes may be  prosecuted  and enforced by the Indenture  Trustee  without the possession of any of the Notes or the  production  thereof in any proceeding  relating  thereto,  and such  proceeding  instituted by the Indenture  Trustee shall be brought in its own name or in its  capacity  as  Indenture  Trustee for the benefit of all Holders of such
         Notes,  subject to the  provisions of this Agreement and the  Indenture.  Any recovery of judgment  shall, after provision for the payment of the reasonable  compensation,  expenses,  disbursement  and advances of the Indenture  Trustee (for the avoidance of doubt,  in its individual  capacity and as Indenture  Trustee on behalf of the  Issuer),  its agents and  counsel,  be for the  ratable  benefit or the  Noteholders  in respect of which such judgment has been recovered.

                  (b) The Indenture  Trustee shall afford the Seller,  the Depositor and each  Securityholder  upon reasonable  notice during normal business hours at its Corporate  Trust Office or other office  designated by the Indenture  Trustee,  access to all records  maintained and physically held by the Indenture Trustee in respect of its duties  hereunder  and access to  officers  of the  Indenture  Trustee  responsible  for performing such duties.  The Indenture  Trustee shall  cooperate fully with the Seller,  the Depositor and such Securityholder and shall,  subject to the first sentence of this  Section 8.12(b),  make available to

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         the Seller,  the  Depositor  and such  Securityholder  for review and copying  such  books,  documents  or records as may be requested with respect to the Indenture  Trustee's  duties  hereunder.  The Seller,  the
         Depositor  and the  Securityholders  shall not have any  responsibility  or  liability  for any  action or failure to act by the  Indenture  Trustee  and are not  obligated  to  supervise  the  performance  of the
         Indenture Trustee under this Agreement or otherwise.

                  (c) The Securities  Administrator  shall afford the Seller, the Depositor,  the Indenture Trustee and each  Securityholder  upon  reasonable  notice during normal business hours at its offices at 9062 Old
         Annapolis  Road,  Columbia,  Maryland 21045 or other office  designated by the  Securities  Administrator, access to all records  maintained by the Securities  Administrator  in respect of its duties hereunder and access  to  officers  of the  Securities  Administrator  responsible  for  performing  such  duties.  Upon request, the Securities  Administrator shall furnish the Depositor and any requesting  Securityholder with its most recent audited  financial  statements.  The Securities  Administrator  shall cooperate fully with the Seller, the Depositor,  the Indenture Trustee and such Securityholder and shall,  subject to the first sentence of this  Section 8.12(c),  make  available to the Seller,  the Depositor and such  Securityholder for  review  and  copying  such  books,  documents  or records  as may be  requested  with  respect to the
         Securities  Administrator's  duties hereunder.  The Seller,  the Depositor,  the Indenture Trustee and the
         Securityholders  shall not have any  responsibility  or liability  for any action or failure to act by the
         Securities   Administrator  and  are  not  obligated  to  supervise  the  performance  of  the  Securities
         Administrator under this Agreement or otherwise.

         SECTION 8.13.  SUITS FOR ENFORCEMENT.

         In case an Event of Default or a default by the Depositor  hereunder  shall occur and be  continuing,  the
Indenture  Trustee may proceed to protect and enforce its rights and the rights of the  Securityholders  under this
Agreement,  as the case may be, by a suit,  action or proceeding in equity or at law or otherwise,  whether for the specific  performance  of any covenant or agreement  contained in this  Agreement or in aid of the execution of any power  granted in this  Agreement or for the  enforcement  of any other legal,  equitable or other  remedy,  as the
Indenture  Trustee,  being advised by counsel,  and subject to the foregoing,  shall deem most effectual to protect and enforce any of the rights of the Indenture Trustee and the Securityholders.

         SECTION 8.14.  WAIVER OF BOND REQUIREMENTS.

         The Indenture  Trustee shall be relieved of, and each  Securityholder  hereby waives,  any  requirement of any jurisdiction in which the Trust Estate,  or any part thereof,  may be located that the Indenture Trustee post a bond or other surety with any court, agency or body whatsoever.

         SECTION 8.15.  WAIVER OF INVENTORY, ACCOUNTING AND APPRAISAL REQUIREMENT.

         The Owner Trustee shall be relieved of, and each  Securityholder  hereby  waives,  any  requirement of any jurisdiction  in which the Issuer,  or any part thereof,  may be located that the Owner Trustee file any inventory, accounting or appraisal of the Issuer with any court, agency or body at any time or in any manner whatsoever.

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                                                    ARTICLE IX

                                                    [RESERVED]

                                                     ARTICLE X

                                                    TERMINATION

         SECTION 10.01.  TERMINATION; CLEAN-UP CALL.

                  (a) The respective  obligations and  responsibilities  of the Seller,  the Depositor,  the Master
         Servicer,  the Securities  Administrator,  the Owner Trustee and the Indenture Trustee created hereby with respect to the Mortgage Loans (other than the obligation of the Securities  Administrator  to make certain payments to  Noteholders  after the final Payment Date and the  obligation of the Master  Servicer to send certain  notices as hereinafter  set forth) shall  terminate upon notice to the Indenture  Trustee and the
         Securities  Administrator  upon the earliest of (i) the Payment Date on which the Class Principal  Balance
         (or  Class  Notional  Amount  in the case of the  Interest  Only  Notes)  of each  Class of Notes has been reduced to zero,  (ii) the  final  payment  or other  liquidation  of the last  Mortgage  Loan,  (iii) the optional  purchase of the Mortgage  Loans as described in the  following  paragraphs  and (iv) the  Stated
         Maturity Date.

         The Servicer may, at its option,  terminate  this  Agreement with respect to the Notes on any Payment Date on which the  aggregate  amount of the  Scheduled  Principal  Balances of the  Mortgage  Loans as of the end of the
immediately  preceding Due Period is equal to or less than 10% of the Cut-Off Date Aggregate  Principal  Balance of
the Mortgage Loans (such Payment Date, the "Clean-Up Call Date"),  by purchasing,  on such Payment Date, all of the outstanding  Mortgage  Loans  and REO  Properties  at a price  equal to the sum of  (i) the  outstanding  Scheduled
Principal  Balances of the Mortgage  Loans (other than in respect of REO  Properties),  (ii) the  fair market value of any REO  Property  as  determined  by the  higher of two  appraisals  completed  by two  independent  appraisers approved  by the  Depositor  and at the expense of the Person  exercising  the  Clean-Up  Call Option less the good faith estimate of the Master  Servicer or the Servicer,  as applicable,  of Liquidation  Expenses to be incurred in connection  with its  disposal and (iii) in  all cases,  accrued and unpaid  interest on the Mortgage  Loans at the applicable  Mortgage Rate through the end of the Due Period  preceding the final  Payment Date,  plus  unreimbursed
Servicing  Advances  and  Advances  and any unpaid  Master  Servicing  Fees and  Servicing  Fees  allocable to such
Mortgage  Loans and REO  Properties,  plus all amounts,  if any, then due and owing to the Indenture  Trustee,  the
Master Servicer,  the Owner Trustee,  the Custodian and the Securities  Administrator  with respect to the Mortgage
Loans (the "Clean-Up Call Purchase Price").

                  (b)  [Reserved].

                  (c) Notice of any termination  pursuant to  Section 10.01(a),  specifying the Clean-Up Call Date,
         (which shall be a date that would  otherwise be a Payment Date) upon which the applicable  Noteholders may surrender  their  Notes  to the  Securities  Administrator  for  payment  of the  final  distribution  and
         cancellation,   shall  be  given  by  the  Securities   Administrator  to  the  Noteholders   pursuant  to

                                                     117

         Section 10.02  of the  Indenture  and to the Owner  Trustee  promptly  upon the  Securities  Administrator receiving notice of such Clean-Up Call Date from the Servicer.

                  (d) Upon  presentation  and surrender of the Notes, the Securities  Administrator  shall cause to be  distributed  to the  Holders  of such  Notes  on the  Payment  Date for such  final  distribution,  in proportion  to the  Percentage  Interests  of their  respective  Class and to the  extent  that  funds are available for such purpose,  an amount equal to the amount  required to be  distributed to such Holders in accordance with the provisions of Section 5.01 hereof for such Payment Date.

                  (e) In the event that all  Noteholders  shall not  surrender  their  Notes for final  payment and cancellation on or before such final Payment Date, the Securities  Administrator  shall promptly following such  date  cause  all  funds in the  Distribution  Account  to which  Noteholders  are  entitled  and not distributed in final  distribution to Noteholders to be withdrawn  therefrom and credited to the remaining
         Noteholders by depositing such funds in a separate  account for the benefit of such  Noteholders,  and the
         Securities  Administrator  shall give a second  written  notice to the remaining  Noteholders to surrender their Notes for  cancellation  and receive the final  distribution  with respect  thereto.  If within nine months  after the second  notice  all the Notes  shall not have been  surrendered  for  cancellation,  the
         Certificateholders  shall be  entitled  to all  unclaimed  funds and other  assets  which  remain  subject hereto,  and the  Securities  Administrator  upon transfer of such funds to the  Certificate  Distribution
         Account for payment to the  Certificateholders  in accordance  with the provisions of the Trust  Agreement shall be discharged of any responsibility for such funds.

                                                    ARTICLE XI

                                                    [RESERVED]

                                                    ARTICLE XII

                                             MISCELLANEOUS PROVISIONS

         SECTION 12.01.  AMENDMENT.

         This Agreement may be amended from time to time by the Seller,  the Depositor,  the Master  Servicer,  the
Securities  Administrator,  the Owner  Trustee  and the  Indenture  Trustee,  and without the consent of any of the
Securityholders  (i) to cure any  ambiguity,  (ii) to  correct or  supplement  any  provisions  herein which may be defective or inconsistent  with any other  provisions  herein,  (iii) to make any other  provisions with respect to matters or questions  arising under this  Agreement,  which shall not be  inconsistent  with the provisions of this
Agreement or (iv) to cause the  provisions  herein to conform to or be  consistent  with or in  furtherance  of the statements  made with respect to the  Securities,  the Issuer or this  Agreement in any  Offering  Document,  or to correct or supplement any provision  herein which may be inconsistent  with any other  provisions  herein or in any other  Operative  Agreement;  provided,  however,  that any such action shall not adversely  affect in any material respect the interest of any  Noteholder;  provided,  further,  that any such action listed in  clauses (i)  through

                                                     118

(iv) above shall be deemed not to adversely affect in any material respect the interests of any Securityholder,  if evidenced by (i) written  notice to the Indenture  Trustee from each Rating Agency that such action will not result in the  reduction  or  withdrawal  of the rating of any  outstanding  Class of Notes with  respect to which it is a
Rating  Agency or  (ii) an  Opinion  of Counsel  stating  that such  amendment  shall not  adversely  affect in any material  respect the  interests  of any  Securityholder,  is  permitted by the  Agreement  and all the  conditions precedent,  if any have been complied with, delivered to the Master Servicer, the Securities  Administrator and the
Indenture Trustee.

         In addition,  this  Agreement may be amended from time to time by the Seller,  the  Depositor,  the Master
Servicer,  the  Securities  Administrator,  the Owner Trustee and the  Indenture  Trustee and with the consent of a majority  in  interest of the  Certificateholders  and a majority  in  interest of each Class of Notes  affected by such  amendment  for the purpose of adding any  provisions to or changing in any manner or  eliminating  any of the provisions  of this  Agreement  or of modifying  in any manner the rights of the Holders of  Securities;  provided, however,  that no such  amendment or waiver shall  (x) reduce  in any manner the amount of, or delay the timing of, payments  on the Notes or Owner  Trust  Certificates  that are  required to be made on any such Note or Owner Trust
Certificate  without the consent of the Holder of such Security,  (y) adversely  affect in any material respect the interests of the Holders of any Class of Notes or Owner Trust  Certificates  in a manner other than as described in clause  (x) above,  without  the  consent  of the  Holders  of Notes of such  Class  or  Owner  Trust  Certificates evidencing  at  least a 66?%  Percentage  Interest  in such  Class of Notes or the  Owner  Trust  Certificates,  or
(z) reduce the percentage of Voting Rights  required by clause (y)  above without the consent of the Holders of all
Notes of such Class then  outstanding.  Upon approval of an amendment,  a copy of such  amendment  shall be sent to each Rating Agency.

         Notwithstanding  the  foregoing,  no amendment to  Section 3.03(g)  of this Agreement may be made prior to each Rating Agency receiving written notification of such amendment.

         Notwithstanding  any provision of this  Agreement to the contrary,  neither the Indenture  Trustee nor the
Securities  Administrator  shall consent to any amendment to this Agreement  unless it shall have first received an
Opinion of Counsel,  delivered by and at the expense of the Person  seeking such  Amendment  (unless such Person is the  Indenture  Trustee or the  Securities  Administrator,  in which case the Indenture  Trustee or the  Securities
Administrator  shall be  entitled  to be  reimbursed  for such  expenses  by the Issuer  pursuant  to  Section 8.05 hereof),  to the effect that such  amendment  will not result in the imposition of federal income tax on the Issuer and that the  amendment is being made in  accordance  with the terms  hereof,  such  amendment is permitted by this
Agreement and all conditions precedent, if any, have been complied with.

         Promptly  after the execution of any such  amendment the Securities  Administrator  shall furnish,  at the expense of the Person  that  requested  the  amendment,  otherwise  at the  expense of the  Issuer,  a copy of such amendment and the Opinion of Counsel  referred to in the  immediately  preceding  paragraph to the Master  Servicer and each Rating Agency.

         It shall not be  necessary  for the consent of  Securityholders  under this  Section 12.01  to approve the particular  form of any  proposed  amendment;  instead it shall be  sufficient  if such consent  shall  approve the substance  thereof.  The manner of obtaining  such consents and of evidencing  the  authorization  of the execution

                                                     119

thereof by  Securityholders  shall be subject to such reasonable  regulations as the Securities  Administrator  may prescribe.

         The  Indenture  Trustee and  Securities  Administrator  may, but shall not be obligated to, enter into any amendment  pursuant to this  Section 12.01 that  affects its rights,  duties and immunities under this Agreement or otherwise.

         SECTION 12.02.  RECORDATION OF AGREEMENT; COUNTERPARTS.

         To the extent  permitted by applicable  law, this Agreement is subject to  recordation in all  appropriate public  offices for real property  records in all the counties or other  comparable  jurisdictions  in which any or all of the Mortgaged  Properties are situated,  and in any other appropriate  public recording office or elsewhere, such  recordation  to be  effected by the  Securities  Administrator  at the  expense of the Issuer,  but only upon direction of Noteholders  accompanied by an Opinion of Counsel to the effect that such  recordation  materially and beneficially affects the interests of the Noteholders.

         For the purpose of  facilitating  the  recordation  of this  Agreement  as herein  provided  and for other purposes, this Agreement may be executed  simultaneously in any number of counterparts,  each of which counterparts shall  be  deemed  to be an  original,  and  such  counterparts  shall  together  constitute  but one and the  same instrument.

         SECTION 12.03.  [RESERVED].

         SECTION 12.04.  GOVERNING LAW; JURISDICTION.

         THIS  AGREEMENT  SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE  WITH THE LAWS OF THE STATE OF NEW YORK,
WITHOUT  REFERENCE TO ITS CONFLICT OF LAW PROVISIONS  (OTHER THAN SECTION 5-1401 OF THE GENERAL  OBLIGATIONS  LAW),
AND THE  OBLIGATIONS,  RIGHTS AND REMEDIES OF THE PARTIES  HEREUNDER  SHALL BE DETERMINED  IN ACCORDANCE  WITH SUCH
LAWS.

         SECTION 12.05.  NOTICES.

         All  directions,  demands and notices  hereunder shall be in writing and shall be deemed to have been duly given if personally  delivered at or mailed by first class mail,  postage  prepaid,  or by express delivery service or delivered via  telecopy,  to (a) in the case of the Seller,  to Chimera  Investment  Corporation,  6525 Morrison
Boulevard,  Suite 318,  Charlotte,  North Carolina 28211, or such other address or telecopy number as may hereafter be furnished to the Depositor,  the Master Servicer,  the Securities  Administrator,  the Indenture Trustee and the
Owner Trustee in writing by the Seller,  (b) in the case of the Indenture  Trustee,  to the Corporate  Trust Office
or such other address or telecopy  number as may hereafter be furnished to the Seller,  the  Depositor,  the Master
Servicer, the Securities  Administrator and the Owner Trustee in writing by the Indenture Trustee,  (c) in the case of the Depositor,  to Credit Suisse First Boston  Mortgage  Acceptance  Corp., 11 Madison  Avenue,  4th Floor,  New
York,  New York 10010,  or such other  address or telecopy  number as may be  furnished  to the Seller,  the Master
Servicer,  the Owner Trustee and the Indenture  Trustee in writing by the  Depositor,  (d) in the case of the Owner

                                                     120

Trustee and the Issuer, 1201 North Orange Street, Suite 1000,  Wilmington,  DE 19801,  Facsimile No. (302) 427-1414
or such other address or telecopy number as may hereinafter be furnished to the Seller,  the Depositor,  the Master
Servicer, the Securities  Administrator,  and the Indenture Trustee in writing by the Owner Trustee; and (e) in the case of the Master  Servicer or Securities  Administrator,  for  certificate  transfer  purposes,  at its Corporate
Trust Office and for all other purposes at P.O. Box 98,  Columbia,  Maryland 21046, or for overnight  delivery,  at
9062 Old Annapolis Road, Columbia,  Maryland 21045 (Attention:  PHHMC 2008-CIM2),  Facsimile no: (410) 715-2380, or
such other address or telecopy number as may be furnished to the Depositor,  the Seller,  the Owner Trustee and the
Indenture  Trustee in writing by the Master  Servicer  or the  Securities  Administrator.  Any notice  required  or permitted to be mailed to a Securityholder  shall be given by first class mail, postage prepaid,  at the address of such Holder as shown in the Note Register or Certificate  Register,  as applicable.  Notice of any Event of Default shall be given by  telecopy  and by  certified  mail.  Any  notice so mailed  within  the time  prescribed  in this
Agreement shall be  conclusively  presumed to have duly been given when mailed,  whether or not the  Securityholder receives  such  notice.  A copy of any  notice  required  to be  telecopied  hereunder  shall also be mailed to the appropriate party in the manner set forth above.

         SECTION 12.06.  SEVERABILITY OF PROVISIONS.

         If any one or more of the  covenants,  agreements,  provisions  or terms of this  Agreement  shall for any reason whatsoever be held invalid, then such covenants,  agreements,  provisions or terms shall be deemed severable from the remaining  covenants,  agreements,  provisions  or terms of this  Agreement and shall in no way affect the validity  or  enforceability  of the  other  provisions  of this  Agreement  or of the  Notes  or the  Owner  Trust
Certificate or the rights of the Noteholders or the Certificateholders.

         SECTION 12.07.  ARTICLE AND SECTION REFERENCES.

         All article and section  references used in this Agreement,  unless  otherwise  provided,  are to articles and sections in this Agreement.

         SECTION 12.08.  NOTICE TO THE RATING AGENCIES.

                  (a)  The  Securities  Administrator  shall  be  obligated  to use  its  best  reasonable  efforts promptly  to provide  notice to the Rating  Agencies  with  respect  to each of the  following  of which a
         Responsible Officer of the Securities Administrator has actual knowledge:

                  (i)      any material change or amendment to this Agreement;

                  (ii)     the occurrence of any Event of Default that has not been cured or waived;

                  (iii)    the resignation or termination of the Master Servicer,  the Securities  Administrator or
         the Indenture Trustee;

                  (iv)     the final payment to Holders of the Notes of any Class; and

                  (v)      any change in the location of any Account.

                                                     121

                  (b) In addition,  the  Securities  Administrator  shall promptly  furnish to the Rating  Agencies copies of each Statement to  Securityholders  described in Section 5.04  hereof;  if the Indenture Trustee is acting as a successor  Master Servicer  pursuant to Section 7.02  hereof,  the Indenture  Trustee shall notify the Rating  Agencies of any event that would result in the  inability of the  Indenture  Trustee to make  Advances  and the Master  Servicer  shall  promptly  furnish  to each  Rating  Agency  copies of the following:

                  (i)      each annual statement as to compliance described in Section 3.17 hereof;

                  (ii)     each annual  assessment of compliance and attestation  report  described in Section 3.16 hereof; and

                  (iii)    each notice  delivered  pursuant to  Section 5.05(b)  hereof  which  relates to the fact that the Master Servicer has not made an Advance.

                  (c) All notices to the Rating  Agencies  provided for in this  Agreement  shall be in writing and sent by first class mail, telecopy or overnight courier, as follows:

         If to Moody's, to:

         Moody's Investors Service, Inc.
         99 Church Street
         New York, New York 10007
         Attention:  Residential Mortgages

         If to Fitch, to:

         One Street Plaza
         New York, New York  10004
         Attention: Residential Mortgages

         SECTION 12.09.  FURTHER ASSURANCES.

         Notwithstanding  any other  provision of this  Agreement,  neither the  Securityholders  nor the Indenture
Trustee shall have any obligation to consent to any amendment or  modification  of this Agreement  unless they have been  provided  reasonable  security or  indemnity  against  their  out-of-pocket  expenses  (including  reasonable attorneys' fees) to be incurred in connection therewith.

         SECTION 12.10.  BENEFITS OF AGREEMENT.

         Nothing in this  Agreement or in the  Securities,  expressed or implied,  shall give to any Person,  other than the  Securityholders  and the  parties  hereto and their  successors  hereunder,  any  benefit or any legal or equitable right, remedy or claim under this Agreement.

                                                     122

         SECTION 12.11.  [RESERVED].

         SECTION 12.12.  SUCCESSORS AND ASSIGNS.

         The  provisions  of this  Agreement  shall be  binding  upon and inure to the  benefit  of the  respective successors and assigns of the parties hereto.

         SECTION 12.13.  [RESERVED].

         SECTION 12.14.  EXECUTION BY THE ISSUER.

         It is  expressly  understood  and agreed by the parties  hereto that  (a) this  Agreement  is executed and delivered by LaSalle  National Trust  Delaware,  not  individually or personally but solely as Owner Trustee of the
Issuer,  in the  exercise  of the powers and  authority  conferred  and vested in it as  trustee,  (b) each  of the representations,  undertakings  and  agreements  herein made on the part of the Issuer is made and  intended not as personal  representations,  undertakings and agreements by LaSalle National Trust Delaware but is made and intended for the purpose of binding  only the Issuer,  (c) nothing  herein  contained  shall be  construed  as creating  any liability  on LaSalle  National  Trust  Delaware,  individually  or  personally,  to perform  any  covenant  either expressed or implied  contained  herein,  all such liability,  if any, being expressly waived by the parties hereto and by any person  claiming by,  through or under the parties hereto and (d) under no  circumstances  shall LaSalle
National Trust Delaware be personally  liable for the payment of any  indebtedness  or expenses of the Issuer or be liable for the breach or failure of any  obligation,  representation,  warranty or covenant  made or  undertaken by the Issuer under this Agreement or any other document.

                                                     123

         IN WITNESS  WHEREOF,  the parties  hereto have caused their names to be signed hereto by their  respective officers thereunto duly authorized, all as of the day and year first above written.

                                                    PHH MORTGAGE TRUST, SERIES 2008-CIM2

                                                    By: LASALLE NATIONAL TRUST
                                                             DELAWARE, not in its individual capacity but
                                                             solely as Owner Trustee

                                                    By:______________________________________________________
                                                       Name:
                                                       Title:

                                                    CREDIT SUISSE FIRST BOSTON MORTGAGE ACCEPTANCE CORP., as
                                                    Depositor

                                                    By:______________________________________________________
                                                       Name:
                                                       Title:

                                                    HSBC BANK USA, NATIONAL ASSOCIATION,
                                                        as Indenture Trustee

                                                    By:______________________________________________________
                                                       Name:
                                                       Title:

                                      [SIGNATURES CONTINUE ON FOLLOWING PAGE]

                                                    WELLS FARGO BANK, N.A.,
                                                        as Master Servicer

                                                    By:______________________________________________________
                                                       Name:
                                                       Title:

                                                    WELLS FARGO BANK, N.A.,
                                                         as Securities Administrator

                                                    By:______________________________________________________
                                                       Name:
                                                       Title:

                                                    CHIMERA INVESTMENT CORPORATION,
                                                         as Seller

                                                    By:______________________________________________________
                                                       Name:
                                                       Title:

STATE OF NEW YORK                      )
                                       ) ss.:
COUNTY OF NEW YORK                     )
         On the ___ day of  _____________  2008,  before  me, a notary  public  in and for said  State,  personally appeared  _____________,  known to me to be a  _____________  of Credit  Suisse  First Boston  Mortgage  Acceptance
Corp.,  a Delaware  corporation,  that  executed the within  instrument,  and also known to me to be the person who executed  it on behalf of said  corporation,  and  acknowledged  to me that such  corporation  executed  the within instrument.

         IN WITNESS  WHEREOF,  I have  hereunto  set my hand and affixed my official  seal the day and year in this certificate first above written.

                                                              ____________________________________________________
                                                              Notary Public

STATE OF MARYLAND                      )
                                       ) ss.:
COUNTY OF [  ]                         )

         On the ___ day of  _____________  2008,  before  me, a notary  public  in and for said  State,  personally appeared  _____________  known  to  me  to  be a  _____________  of  Chimera  Investment  Corporation,  a  Maryland
corporation,  that executed the within instrument,  and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

         IN WITNESS  WHEREOF,  I have  hereunto  set my hand and affixed my official  seal the day and year in this certificate first above written.

                                                              ____________________________________________________
                                                              Notary Public

STATE OF ILLINOIS                      )
                                       ) ss.:
COUNTY OF COOK                         )

         On the ___ day of  _____________  2008,  before  me, a notary  public  in and for said  State,  personally appeared  ____________  known to me to be ______________  of HSBC Bank USA, National  Association that executed the within  instrument,  and also known to me to be the  person  who  executed  it on behalf of said  corporation,  and acknowledged to me that such corporation executed the within instrument.

         IN WITNESS  WHEREOF,  I have  hereunto  set my hand and affixed my official  seal the day and year in this certificate first above written.

                                                              ____________________________________________________
                                                              Notary Public

STATE OF DELAWARE                        )
                                         ) ss.:
COUNTY OF NEW CASTLE                     )

         On the ___ day of  _____________  2008,  before  me, a notary  public  in and for said  State,  personally appeared  ______________,  known to me to be ______________ of LaSalle National Trust Delaware,  a national banking association  that executed the within  instrument,  and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

         IN WITNESS  WHEREOF,  I have  hereunto  set my hand and affixed my official  seal the day and year in this certificate first above written.

                                                              ____________________________________________________
                                                              Notary Public

STATE OF MARYLAND                      )
                                       ) ss.:
COUNTY OF HOWARD                       )

         On the ___ day of  _____________  2008,  before  me, a notary  public  in and for said  State,  personally appeared  __________________,  known to me to be a _______________  of Wells Fargo Bank, N.A., and also known to me to be the person who  executed  it on behalf of said  corporation,  and  acknowledged  to me that such  corporation executed the within instrument.

         IN WITNESS  WHEREOF,  I have  hereunto  set my hand and affixed my official  seal the day and year in this certificate first above written.

                                                              ____________________________________________________
                                                              Notary Public

                                                     EXHIBIT A

                                                    [RESERVED]

                                                          A-1

                                                     EXHIBIT B

                                                    [RESERVED]

                                                          B-1

                                                     EXHIBIT C

                                                    [RESERVED]

                                                          C-1

                                                     EXHIBIT D

                                                    [RESERVED]

                                                          D-1

                                                     EXHIBIT E

                                                    [RESERVED]

                                                          E-1

                                                     EXHIBIT F

                                                SERVICING CRITERIA

         The  assessment  of  compliance  to be  delivered  by Wells  Fargo  Bank,  N.A.  ("Wells  Fargo"),  in its
capacities  as Master  Servicer,  Securities  Administrator  and as Custodian,  shall  address,  at a minimum,  the criteria identified below as "Applicable Servicing Criteria":

___________________________________________________________________________________________________
                                                                                     Applicable
                                                                                     Servicing
                                                                                    Criteria for
                               Servicing Criteria                                   Wells Fargo
___________________________________________________________________________________________________
     Reference                                Criteria
___________________________________________________________________________________________________

                                  General Servicing Considerations
___________________________________________________________________________________________________

___________________________________________________________________________________________________
   1122(d)(1)(i)     Policies and procedures are instituted to monitor any               X
                     performance or other triggers and events of default in
                     accordance with the transaction agreements.
___________________________________________________________________________________________________
  1122(d)(1)(ii)                                                                         X
                     If any material servicing activities are outsourced to
                     third parties, policies and procedures are instituted to
                     monitor the third party's performance and compliance with
                     such servicing activities.
___________________________________________________________________________________________________
  1122(d)(1)(iii)    Any requirements in the transaction agreements to maintain a back-up servicer for the mortgage loans are maintained.
___________________________________________________________________________________________________
                     A fidelity bond and errors and omissions policy is in
                     effect on the party participating in the servicing
  1122(d)(1)(iv)     function throughout the reporting period in the amount of           X
                     coverage required by and otherwise in accordance with the
                     terms of the transaction agreements.
___________________________________________________________________________________________________
                                 Cash Collection and Administration
___________________________________________________________________________________________________
                     Payments on mortgage loans are deposited into the
                     appropriate custodial bank accounts and related bank
   1122(d)(2)(i)     clearing accounts no more than two business days following          X
                     receipt, or such other number of days specified in the
                     transaction agreements.
___________________________________________________________________________________________________
                     Disbursements made via wire transfer on behalf of an
  1122(d)(2)(ii)     obligor or to an investor are made only by authorized               X
                     personnel.
___________________________________________________________________________________________________
                     Advances of funds or guarantees regarding collections,
  1122(d)(2)(iii)    cash flows or distributions, and any interest or other              X
                     fees charged for such advances, are made, reviewed and
                     approved as specified in the transaction agreements.
___________________________________________________________________________________________________
                     The related accounts for the transaction, such as cash
                     reserve accounts or accounts established as a form of
  1122(d)(2)(iv)     overcollateralization, are separately maintained (e.g.,             X
                     with respect to commingling of cash) as set forth in the
                     transaction agreements.
___________________________________________________________________________________________________

                                                    F-1

___________________________________________________________________________________________________
                     Each custodial account is maintained at a federally
                     insured depository institution as set forth in the
                     transaction agreements. For purposes of this criterion,
   1122(d)(2)(v)     "federally insured depository institution" with respect to          X
                     a foreign financial institution means a foreign financial
                     institution that meets the requirements of Rule
                     13k-1(b)(1) of the Securities Exchange Act.
___________________________________________________________________________________________________
  1122(d)(2)(vi)     Unissued checks are safeguarded so as to prevent
                     unauthorized access.
___________________________________________________________________________________________________
                     Reconciliations are prepared on a monthly basis for all
                     asset-backed securities related bank accounts, including
                     custodial accounts and related bank clearing accounts.
                     These reconciliations are (A) mathematically accurate; (B)
                     prepared within 30 calendar days after the bank statement
                     cutoff date, or such other number of days specified in the
  1122(d)(2)(vii)    transaction agreements; (C) reviewed and approved by                X
                     someone other than the person who prepared the
                     reconciliation; and (D) contain explanations for
                     reconciling items. These reconciling items are resolved
                     within 90 calendar days of their original identification,
                     or such other number of days specified in the transaction
                     agreements.
___________________________________________________________________________________________________
                                 Investor Remittances and Reporting
___________________________________________________________________________________________________
                     Reports to investors, including those to be filed with the
                     Commission, are maintained in accordance with the
                     transaction agreements and applicable Commission
                     requirements. Specifically, such reports (A) are prepared
                     in accordance with timeframes and other terms set forth in
   1122(d)(3)(i)     the transaction agreements; (B) provide information
                     calculated in accordance with the terms specified in the            X
                     transaction agreements; (C) are filed with the Commission
                     as required by its rules and regulations; and (D) agree
                     with investors' or the trustee's records as to the total
                     unpaid principal balance and number of mortgage loans
                     serviced by the Servicer.
___________________________________________________________________________________________________
                     Amounts due to investors are allocated and remitted in
  1122(d)(3)(ii)     accordance with timeframes, distribution priority and               X
                     other terms set forth in the transaction agreements.
___________________________________________________________________________________________________
                     Disbursements made to an investor are posted within two
  1122(d)(3)(iii)    business days to the Servicer's investor records, or such
                     other number of days specified in the transaction                   X
                     agreements.
___________________________________________________________________________________________________
                     Amounts remitted to investors per the investor reports
  1122(d)(3)(iv)     agree with cancelled checks, or other form of payment, or           X
                     custodial bank statements.
___________________________________________________________________________________________________
                                      Pool Asset Administration
___________________________________________________________________________________________________

                                                    F-2

___________________________________________________________________________________________________
  1122(d)(4)(i)
                     Collateral or security on mortgage loans is maintained as
                     required by the transaction agreements or related mortgage
                     loan documents.                                                     X
___________________________________________________________________________________________________
  1122(d)(4)(ii)     Mortgage loan and related documents are safeguarded as
                     required by the transaction agreements.                             X
___________________________________________________________________________________________________
                     Any additions, removals or substitutions to the asset pool
  1122(d)(4)(iii)    are made, reviewed and approved in accordance with any              X
                     conditions or requirements in the transaction agreements.
___________________________________________________________________________________________________
                     Payments on mortgage loans, including any payoffs, made in accordance with the related mortgage loan documents are
                     posted to the Servicer's obligor records maintained no
  1122(d)(4)(iv)     more than two business days after receipt, or such other
                     number of days specified in the transaction agreements,
                     and allocated to principal, interest or other items (e.g., escrow) in accordance with the related mortgage loan
                     documents.
___________________________________________________________________________________________________
                     The Servicer's records regarding the mortgage loans agree
   1122(d)(4)(v)     with the Servicer's records with respect to an obligor's
                     unpaid principal balance.
___________________________________________________________________________________________________
                     Changes with respect to the terms or status of an
                     obligor's mortgage loans (e.g., loan modifications or
  1122(d)(4)(vi)     re-agings) are made, reviewed and approved by authorized
                     personnel in accordance with the transaction agreements
                     and related pool asset documents.
___________________________________________________________________________________________________
                     Loss mitigation or recovery actions (e.g., forbearance
                     plans, modifications and deeds in lieu of foreclosure,
  1122(d)(4)(vii)    foreclosures and repossessions, as applicable) are
                     initiated, conducted and concluded in accordance with the
                     timeframes or other requirements established by the
                     transaction agreements.
___________________________________________________________________________________________________
 1122(d)(4)(viii)
                     Records documenting collection efforts are maintained
                     during the period a mortgage loan is delinquent in
                     accordance with the transaction agreements. Such records
                     are maintained on at least a monthly basis, or such other
                     period specified in the transaction agreements, and
                     describe the entity's activities in monitoring delinquent
                     mortgage loans including, for example, phone calls,
                     letters and payment rescheduling plans in cases where
                     delinquency is deemed temporary (e.g., illness or
                     unemployment).
___________________________________________________________________________________________________
                     Adjustments to interest rates or rates of return for
  1122(d)(4)(ix)     mortgage loans with variable rates are computed based on
                     the related mortgage loan documents.
___________________________________________________________________________________________________
   1122(d)(4)(x)
                     Regarding any funds held in trust for an obligor (such as
                     escrow accounts): (A) such funds are analyzed, in
                     accordance with the obligor's mortgage loan documents, on
                     at least an annual basis, or such other period specified
                     in the transaction agreements; (B) interest on such funds

                                                    F-3

                     is paid, or credited, to obligors in accordance with
                     applicable mortgage loan documents and state laws; and (C)
                     such funds are returned to the obligor within 30 calendar
                     days of full repayment of the related mortgage loans, or
                     such other number of days specified in the transaction
                     agreements.
___________________________________________________________________________________________________
  1122(d)(4)(xi)
                     Payments made on behalf of an obligor (such as tax or
                     insurance payments) are made on or before the related
                     penalty or expiration dates, as indicated on the
                     appropriate bills or notices for such payments, provided
                     that such support has been received by the servicer at
                     least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.
___________________________________________________________________________________________________
                     Any late payment penalties in connection with any payment
                     to be made on behalf of an obligor are paid from the
  1122(d)(4)(xii)    servicer's funds and not charged to the obligor, unless
                     the late payment was due to the obligor's error or
                     omission.
___________________________________________________________________________________________________
                     Disbursements made on behalf of an obligor are posted
 1122(d)(4)(xiii)    within two business days to the obligor's records
                     maintained by the servicer, or such other number of days
                     specified in the transaction agreements.
___________________________________________________________________________________________________
                     Delinquencies, charge-offs and uncollectible accounts are
  1122(d)(4)(xiv)    recognized and recorded in accordance with the transaction          X
                     agreements.
___________________________________________________________________________________________________
  1122(d)(4)(xv)                                                                         X
                     Any external enhancement or other support, identified in
                     Item 1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.
___________________________________________________________________________________________________

___________________________________________________________________________________________________

                                                    F-4

                                                     EXHIBIT G

                                          ADDITIONAL FORM 10-D DISCLOSURE

___________________________________________________________________________________________________________________

                                         ADDITIONAL FORM 10-D DISCLOSURE
___________________________________________________________________________________________________________________
                     Item on Form 10-D                                         Party Responsible
___________________________________________________________________________________________________________________
Item 1: Distribution and Pool Performance Information
___________________________________________________________________________________________________________________
Information included in the Payment Date Statement                                  Servicer
                                                                                Master Servicer
                                                                            Securities Administrator
___________________________________________________________________________________________________________________
Any information required by 1121 which is NOT included on                          Depositor
the Payment Date Statement
___________________________________________________________________________________________________________________
                 Item 2: Legal Proceedings

Any legal proceeding  pending against the following entities
or  their   respective   property,   that  is   material  to
Noteholders,   including   any   proceeding   known   to  be
contemplated by governmental authorities:
___________________________________________________________________________________________________________________
? Issuing Entity (Trust)                                         Indenture Trustee, Master Servicer, Securities
                                                                          Administrator and Depositor
___________________________________________________________________________________________________________________
? Sponsor (Seller)                                                              Sponsor (Seller)
___________________________________________________________________________________________________________________
? Depositor                                                                        Depositor
___________________________________________________________________________________________________________________
? Indenture Trustee                                                            Indenture Trustee
___________________________________________________________________________________________________________________
? Securities Administrator                                                  Securities Administrator
___________________________________________________________________________________________________________________
? Master Servicer                                                               Master Servicer
___________________________________________________________________________________________________________________
? Custodian                                                                        Custodian
___________________________________________________________________________________________________________________
? 1110(b) Originator                                                               Depositor
___________________________________________________________________________________________________________________
? Any 1108(a)(2) Servicer (other than the Master Servicer                           Servicer
or Securities Administrator)
___________________________________________________________________________________________________________________
? Any other party contemplated by 1100(d)(1)                                       Depositor
___________________________________________________________________________________________________________________
       Item 3: Sale of Securities and Use of Proceeds                              Depositor
Information from Item 2(a) of Part II of Form 10-Q:
With  respect  to any  sale of  securities  by the  sponsor, depositor  or  issuing  entity,  that are backed by the same asset pool or are  otherwise  issued by the issuing  entity, whether  or not  registered,  provide  the  sales and use of
proceeds   information  in  Item  701  of  Regulation   S-K.
Pricing  information  can be omitted if securities  were not registered.
___________________________________________________________________________________________________________________
             Item 4: Defaults Upon Senior Notes                             Securities Administrator
                                                                     Indenture Trustee (in the event of the

                                                    G-1

                                                                         Master Servicer's termination)
Information from Item 3 of Part II of Form 10-Q:
Report  the  occurrence  of  any  Event  of  Default  (after
expiration   of  any  grace  period  and  provision  of  any
required notice)
___________________________________________________________________________________________________________________
Item 5: Submission of Matters to a Vote of Security Holders                 Securities Administrator
                                                                               Indenture Trustee
Information from Item 4 of Part II of Form 10-Q
___________________________________________________________________________________________________________________
        Item 6: Significant Obligors of Pool Assets                                Depositor
Item 1112(b) - Significant Obligor Financial Information*
___________________________________________________________________________________________________________________
*This  information  need only be  reported  on the Form 10-D for the  payment  period  in which  updated  information  is required pursuant to the Item.
___________________________________________________________________________________________________________________
        Item 7: Significant Enhancement Provider Information
Item 1114(b)(2) - Credit Enhancement Provider Financial
Information*
___________________________________________________________________________________________________________________
? Determining applicable disclosure threshold                                      Depositor
___________________________________________________________________________________________________________________
? Requesting required financial  information  (including any                       Depositor
required   accountants'  consent  to  the  use  thereof)  or
effecting incorporation by reference
___________________________________________________________________________________________________________________
      Item 1115(b) - Derivative Counterparty Financial
                        Information*
___________________________________________________________________________________________________________________
? Determining current maximum probable exposure                                    Depositor
___________________________________________________________________________________________________________________
? Determining current significance percentage                                      Depositor
___________________________________________________________________________________________________________________
? Requesting required financial  information  (including any                       Depositor
required   accountants'  consent  to  the  use  thereof)  or
effecting incorporation by reference
___________________________________________________________________________________________________________________
  *This information need only be reported on the Form 10-D
   for the payment period in which updated information is
              required pursuant to the Items.
___________________________________________________________________________________________________________________
                 Item 8: Other Information                     Any party responsible for the applicable Form 8-K
                                                                                Disclosure item
Disclose  any  information  required  to be reported on Form
8-K  during  the  period  covered  by the Form  10-D but not reported
___________________________________________________________________________________________________________________
                      Item 9: Exhibits
           Payment Date Statement to Noteholders                            Securities Administrator
  Exhibits required by Item 601 of Regulation S-K, such as                         Depositor
                    material agreements
___________________________________________________________________________________________________________________

                                                    G-2

                                                     EXHIBIT H

                                          ADDITIONAL FORM 10-K DISCLOSURE

___________________________________________________________________________________________________________________

                                         ADDITIONAL FORM 10-K DISCLOSURE
___________________________________________________________________________________________________________________
                    Item on Form 10-K                                         Party Responsible
___________________________________________________________________________________________________________________
           Item 1B: Unresolved Staff Comments                                     Depositor
___________________________________________________________________________________________________________________
               Item 9B: Other Information                  Any party responsible for disclosure items on Form 8-K
Disclose any information  required to be reported on Form
8-K during the  fourth  quarter  covered by the Form 10-K
but not reported
___________________________________________________________________________________________________________________
    Item 15: Exhibits, Financial Statement Schedules                      Securities Administrator
                                                                                  Depositor
___________________________________________________________________________________________________________________
Reg AB Item 1112(b): Significant Obligors of Pool Assets
___________________________________________________________________________________________________________________
Significant Obligor Financial Information*                                        Depositor
___________________________________________________________________________________________________________________
*This  information need only be reported on the Form 10-D
for the payment  period in which updated  information  is
required pursuant to the Item.
___________________________________________________________________________________________________________________
   Reg AB Item 1114(b)(2): Credit Enhancement Provider
                  Financial Information
___________________________________________________________________________________________________________________
• Determining applicable disclosure threshold                                     Depositor
___________________________________________________________________________________________________________________
• Requesting  required financial  information  (including                         Depositor
any required  accountants' consent to the use thereof) or
effecting incorporation by reference
___________________________________________________________________________________________________________________
*This  information need only be reported on the Form 10-D
for the payment  period in which updated  information  is
required pursuant to the Items.
___________________________________________________________________________________________________________________
 Reg AB Item 1115(b): Derivative Counterparty Financial
                       Information
___________________________________________________________________________________________________________________
• Determining current maximum probable exposure                                   Depositor
___________________________________________________________________________________________________________________
• Determining current significance percentage                                     Depositor
___________________________________________________________________________________________________________________
• Requesting  required financial  information  (including                         Depositor
any required  accountants' consent to the use thereof) or
effecting incorporation by reference
___________________________________________________________________________________________________________________
*This  information need only be reported on the Form 10-D
for the payment  period in which updated  information  is
required pursuant to the Items.
___________________________________________________________________________________________________________________

                                                    H-1

___________________________________________________________________________________________________________________
           Reg AB Item 1117: Legal Proceedings
Any  legal  proceeding   pending  against  the  following
entities or their respective  property,  that is material
to  Noteholders,  including  any  proceeding  known to be
contemplated by governmental authorities:
___________________________________________________________________________________________________________________
• Issuing Entity (Trust)                                       Indenture Trustee, Master Servicer, Securities
                                                                         Administrator and Depositor
___________________________________________________________________________________________________________________
• Sponsor/Seller                                                               Sponsor/Seller
___________________________________________________________________________________________________________________
• Depositor                                                                       Depositor
___________________________________________________________________________________________________________________
• Indenture Trustee                                                           Indenture Trustee
___________________________________________________________________________________________________________________
• Securities Administrator                                                Securities Administrator
___________________________________________________________________________________________________________________
• Master Servicer                                                              Master Servicer
___________________________________________________________________________________________________________________
• Custodian                                                                       Custodian
___________________________________________________________________________________________________________________
• 1110(b) Originator                                                              Depositor
___________________________________________________________________________________________________________________
• Any 1108(a)(2) Servicer (other than the Master                                  Servicer
Servicer or Securities Administrator)
___________________________________________________________________________________________________________________
• Any other party contemplated by 1100(d)(1)                                      Depositor
___________________________________________________________________________________________________________________
    Reg AB Item 1119: Affiliations and Relationships
___________________________________________________________________________________________________________________
Whether (a) the Sponsor  (Seller),  Depositor  or Issuing     Depositor as to Depositor and Issuing Entity (a)
Entity is an affiliate of the following parties,  and (b)         Sponsor/ Seller as to Sponsor/Seller (a)
to the extent known and  material,  any of the  following
parties are affiliated with one another:
___________________________________________________________________________________________________________________
• Master Servicer                                                              Master Servicer
___________________________________________________________________________________________________________________
• Securities Administrator                                                Securities Administrator
___________________________________________________________________________________________________________________
• Indenture Trustee                                                           Indenture Trustee
___________________________________________________________________________________________________________________
• Any other 1108(a)(3) servicer                                                   Servicer
___________________________________________________________________________________________________________________
• Any 1110 Originator                                                         Depositor/Sponsor
___________________________________________________________________________________________________________________
• Any 1112(b) Significant Obligor                                             Depositor/Sponsor
___________________________________________________________________________________________________________________
• Any 1114 Credit Enhancement Provider                                        Depositor/Sponsor
___________________________________________________________________________________________________________________
• Any 1115 Derivate Counterparty Provider                                     Depositor/Sponsor
___________________________________________________________________________________________________________________
• Any other 1101(d)(1) material party                                         Depositor/Sponsor
___________________________________________________________________________________________________________________
Whether  there  are  any  "outside  the  ordinary  course     Depositor as to Depositor and Issuing Entity (a)
business  arrangements"  other than would be  obtained in          Sponsor/Seller as to Sponsor/Seller (a)
an  arm's  length  transaction  between  (a) the  Sponsor
(Seller),  Depositor  or Issuing  Entity on the one hand,
and  (b)  any  of  the   following   parties   (or  their
affiliates)  on the other hand,  that exist  currently or
within  the past two  years  and that are  material  to a
Noteholder's understanding of the Notes:
___________________________________________________________________________________________________________________

                                                    H-2

___________________________________________________________________________________________________________________
• Master Servicer                                                              Master Servicer
___________________________________________________________________________________________________________________
• Securities Administrator                                                Securities Administrator
___________________________________________________________________________________________________________________
• Indenture Trustee                                                               Depositor
___________________________________________________________________________________________________________________
• Any other 1108(a)(3) servicer                                                   Servicer
___________________________________________________________________________________________________________________
• Any 1110 Originator                                                         Depositor/Sponsor
___________________________________________________________________________________________________________________
• Any 1112(b) Significant Obligor                                             Depositor/Sponsor
___________________________________________________________________________________________________________________
• Any 1114 Credit Enhancement Provider                                        Depositor/Sponsor
___________________________________________________________________________________________________________________
• Any 1115 Derivate Counterparty Provider                                     Depositor/Sponsor
___________________________________________________________________________________________________________________
• Any other 1101(d)(1) material party                                         Depositor/Sponsor
___________________________________________________________________________________________________________________
Whether  there are any specific  relationships  involving       Depositor as to Depositor and Issuing Entity
the  transaction  or the  pool  assets  between  (a)  the        Sponsor/Seller/Seller as to Sponsor/Seller
Sponsor (Seller),  Depositor or Issuing Entity on the one
hand,  and (b) any of the  following  parties  (or  their
affiliates)  on the other hand,  that exist  currently or
within the past two years and that are material:
___________________________________________________________________________________________________________________
• Master Servicer                                                              Master Servicer
___________________________________________________________________________________________________________________
• Securities Administrator                                                Securities Administrator
___________________________________________________________________________________________________________________
• Indenture Trustee                                                               Depositor
___________________________________________________________________________________________________________________
• Any other 1108(a)(3) servicer                                                   Servicer
___________________________________________________________________________________________________________________
• Any 1110 Originator                                                         Depositor/Sponsor
___________________________________________________________________________________________________________________
• Any 1112(b) Significant Obligor                                             Depositor/Sponsor
___________________________________________________________________________________________________________________
• Any 1114 Credit Enhancement Provider                                        Depositor/Sponsor
___________________________________________________________________________________________________________________
• Any 1115 Derivate Counterparty Provider                                     Depositor/Sponsor
___________________________________________________________________________________________________________________
• Any other 1101(d)(1) material party                                         Depositor/Sponsor
___________________________________________________________________________________________________________________

                                                    H-3

                                                     EXHIBIT I

                                          ADDITIONAL FORM 8-K DISCLOSURE

___________________________________________________________________________________________________________________

                                         FORM 8-K DISCLOSURE INFORMATION
___________________________________________________________________________________________________________________
                    Item on Form 8-K                                          Party Responsible
___________________________________________________________________________________________________________________
  Item 1.01- Entry into a Material Definitive Agreement                          All parties
Disclosure is required regarding entry into or amendment
of any definitive agreement that is material to the
securitization, even if depositor is not a party.
Examples: servicing agreement, custodial agreement.

Note:   disclosure   not   required   as  to   definitive
agreements that are fully disclosed in the prospectus
___________________________________________________________________________________________________________________
Item 1.02- Termination of a Material Definitive Agreement                        All parties
Disclosure is required regarding termination of  any
definitive agreement that is material to the
securitization (other than expiration in accordance with
its terms), even if depositor is not a party.
Examples: servicing agreement, custodial agreement.
___________________________________________________________________________________________________________________
          Item 1.03- Bankruptcy or Receivership                                   Depositor
Disclosure  is  required   regarding  the  bankruptcy  or
receivership, with respect to any of the following:

___________________________________________________________________________________________________________________
• Sponsor (Seller)                                                            Sponsor (Seller)
___________________________________________________________________________________________________________________
• Depositor                                                                       Depositor
___________________________________________________________________________________________________________________
• Master Servicer                                                              Master Servicer
___________________________________________________________________________________________________________________
• Affiliated Servicer                                                             Servicer
___________________________________________________________________________________________________________________
•  Other  Servicer  servicing  20% or  more  of the  pool                         Servicer
assets at the time of the report
___________________________________________________________________________________________________________________
• Other material servicers                                                        Servicer
___________________________________________________________________________________________________________________
• Indenture Trustee                                                           Indenture Trustee
___________________________________________________________________________________________________________________
• Securities Administrator                                                Securities Administrator
___________________________________________________________________________________________________________________

                                                    I-1

___________________________________________________________________________________________________________________
• Significant Obligor                                                             Depositor
___________________________________________________________________________________________________________________
• Credit Enhancer (10% or more)                                                   Depositor
___________________________________________________________________________________________________________________
• Derivative Counterparty                                                         Depositor
___________________________________________________________________________________________________________________
• Custodian                                                                       Custodian
___________________________________________________________________________________________________________________
Item 2.04- Triggering Events that Accelerate or Increase                          Depositor
 a Direct Financial Obligation or an Obligation under an                       Master Servicer
              Off-Balance Sheet Arrangement                               Securities Administrator

Includes an early  amortization,  performance  trigger or
other  event,  including  event of  default,  that  would
materially  alter the  payment  priority/distribution  of
cash flows/amortization schedule.

Disclosure  will be made of events  other than  waterfall
triggers   which  are   disclosed  in  the  Payment  Date
Statements to the noteholders.
___________________________________________________________________________________________________________________
 Item 3.03- Material Modification to Rights of Security                   Securities Administrator
                         Holders                                                  Depositor

Disclosure  is required of any material  modification  to
documents  defining  the  rights  of  Certificateholders,
including the Sale and Servicing Agreement.
___________________________________________________________________________________________________________________
  Item 5.03- Amendments of Articles of Incorporation or                           Depositor
              Bylaws; Change of Fiscal Year
Disclosure   is  required  of  any   amendment   "to  the
governing documents of the issuing entity".
___________________________________________________________________________________________________________________
 Item 6.01- ABS Informational and Computational Material                          Depositor

___________________________________________________________________________________________________________________
Item 6.02- Change of Servicer or Securities Administrator    Master Servicer/Securities Administrator/Depositor/
                                                                Servicer/Indenture Trustee (if change of the
Requires   disclosure   of  any   removal,   replacement,                 Securities Administrator)
substitution   or  addition   of  any  master   servicer,
affiliated  servicer,  other  servicer  servicing  10% or
more of pool  assets at time of  report,  other  material
servicers or trustee.
___________________________________________________________________________________________________________________
Reg AB  disclosure  about  any  new  servicer  or  master            Servicer/Master Servicer/Depositor
servicer is also required.
___________________________________________________________________________________________________________________
Reg AB  disclosure  about any new  Indenture  Trustee  is                     Indenture Trustee
also required.
___________________________________________________________________________________________________________________

                                                    I-2

___________________________________________________________________________________________________________________
   Item 6.03- Change in Credit Enhancement or External               Depositor/Securities Administrator
                         Support
Covers  termination  of any  enhancement  in manner other
than by its terms,  the addition of an enhancement,  or a
material change in the enhancement  provided.  Applies to
external credit enhancements as well as derivatives.
___________________________________________________________________________________________________________________
Reg AB disclosure about any new enhancement provider is                           Depositor
also required.
___________________________________________________________________________________________________________________
   Item 6.04- Failure to Make a Required Distribution                     Securities Administrator
___________________________________________________________________________________________________________________
      Item 6.05- Securities Act Updating Disclosure                               Depositor
If any  material  pool  characteristic  differs  by 5% or
more at the time of issuance of the  securities  from the
description in the final prospectus,  provide updated Reg
AB disclosure about the actual asset pool.
___________________________________________________________________________________________________________________
If there are any new  servicers or  originators  required                         Depositor
to be disclosed  under  Regulation  AB as a result of the
foregoing,  provide the  information  called for in Items
1108 and 1110 respectively.
___________________________________________________________________________________________________________________
              Item 7.01- Reg FD Disclosure                                       All parties
___________________________________________________________________________________________________________________
                 Item 8.01- Other Events                                          Depositor
   Any event, with respect to which information is not
  otherwise called for in Form 8-K, that the registrant
       deems of importance to certificateholders.
___________________________________________________________________________________________________________________
      Item 9.01- Financial Statements and Exhibits             Responsible party for reporting/disclosing the
                                                                       financial statement or exhibit
___________________________________________________________________________________________________________________

                                                    I-3

                                                     EXHIBIT J

                                    FORM OF ADDITIONAL DISCLOSURE NOTIFICATION

Wells Fargo Bank, N.A. as Securities Administrator
9062 Old Annapolis Road
Columbia, Maryland 21045
Fax: (410) 715-2380
E-mail:  cts.sec.notifications@wellsfargo.com

Attn:  Corporate Trust Services - PHH MORTGAGE TRUST 2008-CIM2-SEC REPORT PROCESSING

RE:  Additional Form [  ] Disclosure Required

Ladies and Gentlemen:

         In accordance  with Section  3.19(a)(ii) of the Sale and Servicing  Agreement  dated as of July 1, 2008 by and among PHH  Mortgage  Trust,  Series  2008-CIM2,  a Delaware  statutory  trust,  as issuer,  Chimera  Investment
Corporation,  a Maryland  corporation,  as seller, Credit Suisse First Boston Mortgage Acceptance Corp., a Delaware
corporation,  as depositor,  Wells Fargo Bank,  N.A., a national  banking  association,  as master  servicer and as securities  administrator and HSBC Bank USA, National  Association,  a national banking  association,  as indenture trustee,  the  undersigned,  as [ ],  hereby  notifies  you that  certain  events have come to our  attention  that
[will][may] need to be disclosed on Form [10-D] [10-K] [8-K].

Description of Additional Form [10-D] [10-K] [8-K] Disclosure:

List of Any Attachments hereto to be included in the Additional Form [  ] Disclosure:

         Any inquiries related to this notification should be directed to [  ], phone number:  [  ]; email address:  [  ].

                                                    [NAME OF PARTY]
                                                    as [role]

                                                    By: __________________________________________
                                                        Name:
                                                        Title:

                                                    J-1

                                                     EXHIBIT K

                                           FORM OF BACK-UP CERTIFICATION

Re:      PHH Mortgage Trust 2008-CIM2,
         Mortgage-Backed Notes, Series 2008-CIM2

         I, [identify the certifying  individual],  certify to Credit Suisse First Boston Mortgage Acceptance Corp.
(the "Depositor"),  HSBC Bank USA, National  Association (the "Indenture  Trustee") and Wells Fargo Bank,  National
Association (the "Master Servicer" and the "Securities  Administrator"),  and their respective officers,  directors and affiliates, and with the knowledge and intent that they will rely upon this certification, that:

         (1)      I have  reviewed the servicer  compliance  statement of  _______________  provided in  accordance with Item 1123 of Regulation  AB (the  "Compliance  Statement"),  the report on assessment of the
                  _______________'s   compliance  with  the  servicing  criteria  set  forth  in  Item  1122(d)  of
                  Regulation AB (the "Servicing  Criteria"),  provided in accordance with Rules 13I-A-18 and 15d-18 under  Securities  Exchange  Act of 1934,  as  amended  (the  "Exchange  Act")  and Item  1122 of
                  Regulation AB (the "Servicing  Assessment"),  the registered public accounting firm's attestation report  provided in accordance  with Rules 13I-A-18 and 15d-18 under the Exchange Act and Section
                  1122(b) of  Regulation  AB (the  "Attestation  Report"),  and all  servicing  reports,  officer's certificates  and  other  information  relating  to the  performance  by  _______________  of its obligations  under  the Sale  and  Servicing  Agreement  during  200[ ] that  were  delivered  by
                  _______________  to  the  Master  Servicer  or  the  Securities  Administrator  , as  applicable, pursuant to the Sale and Servicing Agreement (collectively, the "Servicing Information");

         (2)      Based on my knowledge,  the Servicing Information,  taken as a whole, does not contain any untrue statement of a material  fact or omit to state a material fact  necessary to make the  statements made, in the light of the  circumstances  under which such  statements  were made, not misleading with respect to the period of time covered by the Servicing Information;

         (3)      Based  on  my  knowledge,   all  of  the  Servicing   Information  required  to  be  provided  by
                  _______________under  the Sale and Servicing  Agreement has been provided to the Master  Servicer or the Securities Administrator, as applicable;

         (4)      I am responsible  for reviewing the activities  performed by  _______________  under the Sale and
                  Servicing  Agreement,  and based on my knowledge and the compliance review conducted in preparing the  Compliance  Statement  and except as disclosed in the  Compliance  Statement,  the Servicing
                  Assessment or the Attestation  Report,  _______________has  fulfilled its  obligations  under the
                  Sale and Servicing Agreement in all material respects; and

                                                    K-1

         (5)      The Compliance  Statement  required to be delivered by  _______________  pursuant to the Sale and
                  Servicing  Agreement,  and  the  Servicing  Assessment  and  Attestation  Report  required  to be provided by _______________  and by any Subservicer or Subcontractor of _______________  pursuant to the  Sale  and  Servicing  Agreement,  have  been  provided  to  the  Master  Servicer  or the
                  Securities  Administrator,  as applicable.  Any material instances of noncompliance  described in such  reports have been  disclosed to the Master  Servicer or the  Securities  Administrator,  as
                  applicable.  Any  material  instance  of  noncompliance  with  the  Servicing  Criteria  has been disclosed in such reports.

         Capitalized  terms used and not otherwise  defined herein have the meanings  assigned  thereto in the Sale and Servicing  Agreement dated as of July 1, 2008 by and among PHH Mortgage  Trust,  Series  2008-CIM2,  a Delaware statutory trust, as issuer,  Chimera  Investment  Corporation,  a Maryland  corporation,  as seller,  Credit Suisse
First Boston Mortgage Acceptance Corp., a Delaware  corporation,  as depositor,  Wells Fargo Bank, N.A., a national banking association,  as master servicer and as securities  administrator and HSBC Bank USA, National  Association, a national banking association, as indenture trustee.

Date:  ___________________________________________________

__________________________________________________________
[Signature]

__________________________________________________________
[Title]

                                                    K-2

                                                     EXHIBIT L

                                              LOAN LEVEL DATA REPORT

LOAN NUM
NEXT DUE DATE
PMT P&I CONTSTANT
RTE
BEG SCHED BAL
SCHED PRIN
CURTAIL
LIQUIDATED BALANCE
END SCHED BAL
NET INT
NEG AMORT AMOUNT
NEXT RATE CHANGE DATE
ACTION CODE STATUS
DEALID
LOSS ON LIQUIDATED PROP
MODIFICATION DATE

                                                    L-1

                                                    SCHEDULE I

                                              MORTGAGE LOAN SCHEDULE